SCHEDULE 14A
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INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934

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☒ Preliminary Proxy Statement

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☐ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to Section 240.14a-11c or Section 240.14a-12
TELEDYNE TECHNOLOGIES INCORPORATED
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement)

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Teledyne Technologies Incorporated 1049 Camino Dos Rios Thousand Oaks, CA 91360

March __, 2026

Dear Stockholder:

We are pleased to invite you to attend the 2026 Annual Meeting of Stockholders of Teledyne Technologies Incorporated (the “Company”) to be held virtually on Wednesday, April 22, 2026 at 9:15 a.m. Pacific Time. You will be able to attend and participate in the Annual Meeting online, vote your shares electronically and submit your questions during the meeting by visiting: https://meetnow.global/MVLG54L on the meeting date and at the time described in the accompanying Proxy Statement. There is no physical location for the Annual Meeting.

This booklet includes the Notice of Meeting as well as the Company’s Proxy Statement.

We know that you may be unable to attend the virtual Annual Meeting. The proxies that we solicit give you the opportunity to vote on all matters that are scheduled to come before the Annual Meeting. Whether or not you plan to attend, you can be sure that your shares are represented by promptly voting and submitting your proxy by phone or by Internet as described in the following materials, or if you request that proxy materials be mailed to you, by completing, signing, dating, and returning your proxy card enclosed with those materials in the postage-paid envelope provided to you.

Thank you for your investment in our Company. We look forward to your attendance virtually at the 2026 Annual Meeting.

Sincerely,

Robert Mehrabian

Executive Chairman

Teledyne Technologies Incorporated

Notice of Annual Meeting of Stockholders

Meeting Date: April 22, 2026 Time: 9:15 a.m. Pacific Time	Meeting Access: Virtual Stockholder Meeting	Record Date: March 2, 2026

Agenda

Stockholders will be asked to vote upon the following proposals at the Annual Meeting:

1)	To elect each of the two Class III director nominees identified in the accompanying Proxy Statement for a one-year term, or until the successor to such director nominee is elected and duly qualified;

2)	To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2026;

3)	To vote, on a non-binding, advisory basis, to approve the Company’s 2025 executive compensation;

4)	To vote on a proposal to approve an amendment and restatement of the Company’s Restated Certificate of Incorporation to adopt a stockholder right to call special meetings of stockholders;

5)	To approve the Amended and Restated Teledyne Technologies Incorporated 2014 Incentive Award Plan; and

6)	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The 2026 Proxy Statement and the 2025 Annual Report to Stockholders are available at www.envisionreports.com/tdy

To access the virtual Annual Meeting, go to https://meetnow.global/MVLG54L before the scheduled start time. Online access to the meeting will begin at 9:00 a.m. Pacific Time. Teledyne’s proxy materials are currently available at www.envisionreports.com/tdy.

Attending the Virtual Annual Meeting as a Stockholder of Record

If you were a holder of record of common stock of Teledyne at the close of business on March 2, 2026 (the “Record Date”) (i.e., you held your shares in your own name as reflected in the records of our transfer agent, Computershare), you can attend the meeting by accessing https://meetnow.global/MVLG54L and entering the 15-digit control number on the Proxy Card or Notice of Availability of Proxy Materials you previously received.

Registering to Attend the Virtual Annual Meeting as a Beneficial Owner

If you were a beneficial holder of record of common stock of Teledyne as of the Record Date (i.e., you hold your shares in “street name” through an intermediary, such as a bank or broker), you must register in advance to virtually attend the Annual Meeting. To register, you must obtain a legal proxy, executed in your favor, from the holder of record and submit proof of your legal proxy reflecting the number of shares of Teledyne common stock you held as of the Record Date, along with your name and email address, to Computershare. Please forward the email from your broker, or attach an image of your legal proxy to legalproxy@computershare.com. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m. Eastern, on April 17, 2026. You will then receive a confirmation of your registration, with a control number, by email from Computershare. At the time of the meeting, go to https://meetnow.global/MVLG54L and enter your control number.

Asking Questions

If you are attending the meeting as a stockholder of record or registered beneficial owner, questions can be submitted by accessing the meeting center at https://meetnow.global/MVLG54L, entering your control number, and clicking on the Q&A icon in the upper right hand corner of the page. Questions will be answered after the meeting by following up directly with the stockholder of record or the registered beneficial owner. Please include your email address with your question so that we may follow up with you.

Voting Shares

If you have not already voted your shares in advance, you will be able to vote your shares electronically during the Annual Meeting by clicking on the “Vote” tab on the Meeting Center site. Whether or not you plan to attend the Annual Meeting, we urge you to vote and submit your proxy in advance of the meeting by one of the methods described in the proxy materials for the Annual Meeting.

Attending the Annual Meeting as a Guest

If you would like to enter the meeting as a guest in listen-only mode, click on the “Guest” tab after entering the meeting center at https://meetnow.global/MVLG54L and enter the information requested on the following screen.

Guests are allowed to access the meeting but will not be able to ask questions, present proposals or vote. Only Registered Stockholders and Beneficial Stockholders that have already submitted a Legal Proxy to Computershare and have obtained a Control Number (or their authorized representatives) may vote, present proposals and ask questions during the meeting. Please see the questions and answers section of the accompanying Proxy Statement for more information about attending the Annual Meeting. For information about the Company, please visit our website at www.teledyne.com.

By Order of the Board of Directors,

Melanie S. Cibik

Executive Vice President, General Counsel, Chief Compliance Officer

and Secretary

March __, 2026

Your vote is important:

Whether or not you plan to virtually attend the Annual Meeting, please vote as soon as possible by one of the methods described in the proxy materials for the Annual Meeting to ensure that your shares are represented and voted at the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on April 22, 2026. The Notice of Annual Meeting, Proxy Statement and 2025 Annual Report are available at: www.envisionreports.com/tdy.

Proxy Statement

DEFINED TERMS In this Proxy Statement, Teledyne Technologies Incorporated is sometimes referred to as the “Company” or “Teledyne”.

 TELEDYNE TECHNOLOGIES INCORPORATED  | 2026 Proxy Statement

Notice of Internet Availability

Pursuant to rules adopted by the U.S. Securities and Exchange Commission (the “SEC”), we have elected to furnish our Proxy Statement and Company’s Annual Report on Form 10-K for the year ended December 28, 2025 (the “2025 Annual Report”) to certain of our stockholders over the Internet, which allows us to reduce costs associated with the Annual Meeting and helps to reduce the environmental impact and costs of printing and distributing paper copies of proxy materials. On or about March __, 2026, the Company will mail to each stockholder (other than those stockholders who previously had requested paper delivery of proxy materials) a Notice of Internet Availability of Proxy Materials containing instructions on how to access and review the proxy materials, including this Proxy Statement and the Company’s 2025 Annual Report online (the “eProxy Notice”). The eProxy Notice also contains instructions on how to request a paper copy of the Proxy Statement and 2025 Annual Report. Stockholders who have previously requested paper delivery of proxy materials will receive printed copies of the Proxy Statement and the 2025 Annual Report, which will be mailed to such stockholders on or about March __, 2026.

Cautionary Statements

Disclosures in this Proxy Statement may contain certain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Section 27A of the Securities Act of 1933, as amended (the “Securities Act”). Statements that do not relate strictly to historical or current facts are forward-looking and usually identified by the use of words such as “anticipate,” “estimate,” “approximate,” “expect,” “intend,” “plan,” “believe” and other words of similar meaning in connection with any discussion of future operating or financial matters. Without limiting the generality of the foregoing, forward-looking statements contained in this Proxy Statement include the matters discussed regarding the expectation of performance under compensation plans, and anticipated financial and operational performance of the Company. The forward-looking statements contained in this Proxy Statement involve risks and uncertainties that could cause actual results to differ materially from projected results. Accordingly, investors should not place undue reliance on forward-looking statements as a prediction of actual results. The Company has based these forward-looking statements on current expectations and assumptions about future events, taking into account information currently known to the Company. Although the Company considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks and uncertainties, many of which are difficult to predict and are beyond the Company’s control. The risks and uncertainties that may affect the operations, performance and results of the Company’s business and forward-looking statements include, but are not limited to, those set forth in Item 1A, “Risk Factors” in the 2025 Annual Report, and in the other documents the Company files from time to time with the SEC.

Any forward-looking statement speaks only as of the date on which such statement is made, and the Company does not intend to correct or update any forward-looking statements, whether as a result of new information, future events or otherwise.

Incorporation by Reference

Neither the Personnel and Compensation Committee Report nor the Audit Committee Report shall be deemed soliciting material or filed with the SEC and neither of them shall be deemed incorporated by reference into any prior or future filings made by us under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate such information by reference. In addition, this document includes several website addresses and references to our corporate social responsibility (“CSR”) reports. These website addresses are intended to provide inactive, textual references only. The information on these websites and in our CSR reports is not part of this Proxy Statement.

TELEDYNE TECHNOLOGIES INCORPORATED | 2026 Proxy Statement	1

2026 Proxy Statement Summary

This summary highlights information about the Company and the upcoming Annual Meeting. As it is only a summary, please review the complete Proxy Statement and the Company’s 2025 Annual Report before you vote. References to “Teledyne,” “the Company,” “we,” “us” or “our” refer to Teledyne Technologies Incorporated.

2026 Annual Meeting of Stockholders

Time and Date:	9:15 a.m. Pacific Time, April 22, 2026

Virtual Meeting Link:	https://meetnow.global/MVLG54L

Record Date and Voting:

Stockholders as of the Record Date, March 2, 2026, are entitled to vote. Each share of common stock is entitled to one vote for each director nominee and one vote for each of the other proposals to be voted on.

How to Cast Your Vote

Your vote is important. Please carefully review the proxy materials and vote using one of the following advance voting methods. The deadline for voting by telephone is 11:59 p.m. Eastern Time on April 21, 2026. If you vote by mail, your proxy card must be received before the Annual Meeting. If you hold shares in the Teledyne Technologies Incorporated 401(k) Plan, your voting instructions must be received by 11:59 p.m. Eastern Time on April 17, 2026.

Registered Stockholders

If you hold shares through our transfer agent, Computershare, please use one of the following options:

Visit www.envisionreports.com/tdy	Call 1-800-652-VOTE (8683) or the number on your proxy card	Sign, date and return your proxy card by mail

Beneficial Owners

If you hold shares through your bank or brokerage account, please vote by returning the voting instruction card, or by following the instructions for voting via telephone or the Internet, as provided by the bank, broker, or other organization. If you own shares in different accounts or in more than one name, you may receive different voting instructions for each type of ownership. Please vote all of your shares.

If you are a stockholder of record or a beneficial owner who has a legal proxy to vote the shares, you may choose to vote online at the Annual Meeting. Even if you plan to attend the virtual Annual Meeting, please cast your vote as soon as possible. See the “Questions and Answers About the Meeting and Voting” section for more details.

2	TELEDYNE TECHNOLOGIES INCORPORATED | 2026 Proxy Statement

2026 Proxy Statement Summary (continued)

Voting Matters and Board Recommendations

		Board’s Voting Recommendation	Page Reference (for more detail)

ITEM 1.	Election of two Class III directors for a one-year term expiring at the 2027 Annual Meeting	✓ FOR each director nominee	10

ITEM 2.	Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2026	✓ FOR	31

ITEM 3.	Approval of a non-binding advisory resolution on the Company’s executive compensation (“say on pay”)	✓ FOR	35

ITEM 4.	Approval of an amendment and restatement of the Company’s Restated Certificate of Incorporation to adopt a stockholder right to call special meetings of stockholders	✓ FOR	36

ITEM 5.	Approval of Amended and Restated Teledyne Technologies Incorporated 2014 Incentive Award Plan	✓ FOR	38

In addition, stockholders will transact such other business as may properly come before the meeting and at any adjournments or postponements of the meeting.

Snapshot of 2026 Director Nominees

We believe that all of our Class III directors who are being nominated for re-election at the Annual Meeting are highly qualified and vital members of a well-rounded, experienced Board. All director nominees possess high integrity, innovative thinking, a proven record of success, knowledge of corporate governance requirements and practices, and commitment to sustainability and Teledyne’s core values of respect, integrity, responsibility and citizenship.

The following table provides summary information about each director nominee standing for election to the Board for a one-year term expiring at the 2027 Annual Meeting. As further described below, our director nominees represent a diverse range of backgrounds and overall experience.

Nominee		Age	Independent	Director Since	Committee Memberships
	Michelle A. Kumbier Senior Vice President and President, Turf & Consumer Products, Briggs & Stratton, LLC	58	Yes	2020	• Audit Committee • Personnel and Compensation Committee (Chair)
	Robert A. Malone Executive Chairman of the Board, President and Chief Executive Officer of First Sonora Bancshares, Inc. and Retired Chairman of the Board and President, BP America, Inc.	74	Yes	2015	• Audit Committee • Personnel and Compensation Committee

TELEDYNE TECHNOLOGIES INCORPORATED | 2026 Proxy Statement	3

2026 Proxy Statement Summary (continued)

Board Composition

The Board regularly assesses the composition of its members and nominees as part of its annual evaluation process. We believe that our 11 directors represent a diverse and broad range of attributes, qualifications, experiences, and skills to provide an effective mix of viewpoints and knowledge.

Director nominees are selected on the basis of, among other criteria, experience, knowledge, skills, expertise, integrity, diversity, ability to make independent analytical inquiries, understanding of, or familiarity with, the Company’s business products or markets or similar business products or markets and willingness to devote adequate time and effort to Board responsibilities. The Nominating and Governance Committee and the Board believe that a diverse Board leads to improved Company performance by encouraging new ideas, expanding the knowledge base available to management and fostering a boardroom culture that promotes innovation and vigorous deliberation. Consequently, when evaluating potential nominees, the Nominating and Governance Committee considers individual characteristics that may bring diversity to the Board, including gender, race, national origin, age, professional background, unique skill sets and areas of expertise.

Governance Highlights

We are committed to good corporate governance, which promotes the long-term interests of stockholders, strengthens Board and management accountability and helps build public trust in the Company. Our corporate governance practices, highlighted below, are described in greater detail in the “Corporate Governance” section of this Proxy Statement.

Board Practices

Board Independence	✓ 9 out of 11 current Board members are independent. ✓ Lead independent director.

Board Leadership

✓  The Executive Chairman presides at meetings of stockholders and Board meetings.

✓  The lead independent director presides during the Board’s executive sessions.

✓   We have separated the offices of the Chairman and the Chief Executive Officer.

Board Composition

✓  Our current directors have a diverse mix of skills, experience, and backgrounds, as specifically described under “Item 1 Election of Directors.”

✓   All director nominees exhibit certain key characteristics and skills, including high integrity, financial literacy, leadership experience, and business acumen, as further described under “Director Qualification, Skills, and Attributes.”

✓   3 out of our 11 directors are women, and one director is ethnically diverse.

Board Committees	✓ Fully independent Audit, Personnel and Compensation, and Nominating and Governance Committees. ✓ Each committee has a written charter available on our website.

Board Accountability

✓  Simple majority voting in uncontested director elections.

✓   If not elected, a director must tender their resignation to the Board for its consideration.

✓   Annual “say-on-pay” vote.

✓   Annual stockholder ratification of the Audit Committee’s selection of the independent auditor.

✓   One share, one vote.

✓   No poison pill.

✓   Proxy access bylaw.

4	TELEDYNE TECHNOLOGIES INCORPORATED | 2026 Proxy Statement

2026 Proxy Statement Summary (continued)

Board Practices

✓  Board declassification is in process and the Board will be fully declassified in 2027.

✓   Board approved proposal at the 2026 Annual Meeting to allow stockholders holding 25% or more of outstanding voting securities to call a special meeting of stockholders.

Board Engagement

✓ Attendance:

•

Directors’ attendance at annual meetings of stockholders is expected absent good reason.

•

In 2025, all directors attended at least 75% of the aggregate number of meetings of the Board and Board committees of which they were members.

✓   Our independent directors meet in regularly scheduled executive sessions without management present.

Board Effectiveness

Board Evaluation and Assessments	✓ Annual Board and Board committee self-evaluation process. ✓ Annual Board assessment of corporate governance best practices.

Stockholder Access to Directors	✓ Stockholders may contact our Board as a whole, individual directors (including the lead independent director), or management by mail.

Board Oversight of Risk

✓  Full Board is responsible for risk oversight and the Board committees oversee certain key risks.

✓  The Board oversees management in its assessment and mitigation of risks, and in taking appropriate risks.

✓  The Board periodically receives reports from the Chair of the Enterprise Risk Management Committee.

Succession Planning

✓  The Board actively monitors our management succession and development plans.

✓  At least annually, the Executive Chairman discusses succession planning with the Personnel and Compensation Committee and the Board.

✓  On April 28, 2025, George C. Bobb III was promoted to President and Chief Executive Officer, succeeding Edwin Roks as Chief Executive Officer.

Social Responsibility

✓  Management regularly updates the Nominating and Governance Committee on social responsibility matters.

✓  Today, approximately 33 percent of our Section 16 executive officers and 27 percent of our directors are women.

Alignment with Stockholder Interests

Clawback and Anti-Hedging and Pledging Policies

✓  We have a formal policy related to the “clawback” of incentive compensation in the event of a financial restatement, as required by the NYSE listing rules, and any incentive compensation or other equity award or cash bonus in the event of fraud or criminal misconduct.

TELEDYNE TECHNOLOGIES INCORPORATED | 2026 Proxy Statement	5

2026 Proxy Statement Summary (continued)

Alignment with Stockholder Interests

✓  Our insider trading policy prohibits short sales of our stock, buying or selling put or call options on our stock, holding our stock in a margin account, pledging our stock as collateral for a loan, or entering into hedging or monetization transactions with respect to our stock, in each case without prior advance approval from our Executive Vice President, General Counsel, Chief Compliance Officer and Secretary (no such advance approvals were granted to directors or named executives in 2025).

Stock Ownership

✓ Robust stock ownership guidelines:

•

The Executive Chairman and the President and Chief Executive Officer must retain equity equal in value to five times their base salaries.

•

Each of the other named executive officers must retain equity equal in value to three times their respective base salaries.

•

Each of our directors must retain equity equal in value to five times the annual director retainer.

Corporate Responsibility

✓   We are committed to acting as a good corporate citizen and operating sustainably.

✓ Our Global Code of Ethical Business Conduct and other policies and information related to corporate social responsibility can be found at www.teledyne.com under “Who We Are” — “Corporate Governance.”

✓ In our Corporate Social Responsibility (“CSR”) report we disclose and highlight some of Teledyne’s most recent efforts focused on Environmental, Social and Governance (“ESG”) and sustainability, and which is available on our website at www.teledyne.com under “Who We Are” — “Corporate Social Responsibility.”

Core Values

Corporate responsibility is part of our overall culture. Our four Core Values – Integrity, Respect, Responsibility, and Citizenship – guide the decisions we make as an organization. Any employee or third party doing business for or with Teledyne may report any ethical concern or suspected misconduct online at www.teledyne.ethicspoint.com or call the Ethics Hotline at (877) 666-6968.

6	TELEDYNE TECHNOLOGIES INCORPORATED | 2026 Proxy Statement

Board Composition and Practices

Information and Meetings

The Board of Directors directs the management of the business and affairs of the Company as provided in our Fifth Amended and Restated Bylaws (“Bylaws”) and pursuant to the Delaware General Corporation Law (“DGCL”). Members of the Board stay informed about our business through discussions with the senior management and other officers and managers of the Company and its subsidiaries, by reviewing information provided to them and participating in Board and committee meetings.

We encourage, but do not require, that all our directors attend all meetings of the Board of Directors, all committee meetings for all committees on which the directors serve and the annual stockholders meeting. In fiscal year 2025, the Board held seven meetings and acted by unanimous written consent two times. During 2025, all directors attended at least 75% of the aggregate number of meetings of the Board and Board committees of which they were members. Nine out of then ten directors attended the 2025 Annual Meeting of Stockholders virtually.

Number of Directors

The Board of Directors determines the number of directors, which under our Bylaws must consist of not less than four members and not more than 12 members. The Board has currently fixed the number at 11 members. On October 21, 2025, Teledyne announced the appointment of Laura A. Black and George C. Bobb III, our President and Chief Executive Officer, as directors. On January 2, 2026, Teledyne announced that Denise R. Singleton had retired from the Board effective January 1, 2026. Kenneth Dahlberg will retire at the end of his term, immediately prior to the 2026 Annual Meeting. The Board thanks Ms. Singleton and Mr. Dahlberg for their guidance and service to the Company and its stockholders. Upon Mr. Dahlberg’s retirement, the number of directors has been fixed at ten Board members.

Director Terms

As approved at the 2024 Annual Meeting of Stockholders, our Restated Certificate of Incorporation was amended in 2024 to declassify the Board. Prior to the amendment, the directors were divided into three classes and the directors in each class served for a three-year term. The directors elected at the 2024 Annual Meeting were elected to serve a full three-year term. The directors elected at the 2025 Annual Meeting were elected to serve a two-year term. The directors to be elected at the 2026 Annual Meeting will be elected to serve a one-year term. Ms. Black and Mr. Bobb were also appointed to serve for a term expiring at the 2027 Annual Meeting. At the 2027 Annual Meeting and at each annual meeting of stockholders thereafter, all directors will be elected annually.

Directors’ Change in Status and Resignation Policy

Our Change in Status and Resignation Policy requires a director to offer to tender his or her resignation if such director has a change in professional status, subject to the Board accepting the resignation. It also requires a director nominee standing for election at a meeting of stockholders to submit a contingent resignation in writing to the Chairman of the Nominating and Governance Committee prior to the meeting, which resignation becomes effective only if the director is not elected by a majority of votes cast and the Board accepts the resignation, as more fully described under “Majority Voting for Directors” on page 10.

Board Structure

The Board of Directors currently consists of 11 directors, nine of whom are considered independent under existing rules of the NYSE and the SEC. Mr. Dahlberg has notified the Company of his intent to cease being a member of the Board at the 2026 Annual Meeting. Immediately prior to the 2026 Annual Meeting, the size of the Board will be reduced to ten.

TELEDYNE TECHNOLOGIES INCORPORATED | 2026 Proxy Statement	7

Board Composition and Practices (continued)

Two of our directors are not considered independent directors: Chairman of the Board Robert Mehrabian (also our Executive Chairman and former Chairman, President and Chief Executive Officer) and Mr. Bobb (our President and Chief Executive Officer). The Executive Chairman presides at meetings of stockholders and Board meetings. The Board has formally designated Michael T. Smith, one of our independent directors, to serve as the lead director. Our non-management directors meet in executive session without management (including the Executive Chairman and the President and Chief Executive Officer) on a regularly scheduled basis, with the lead director presiding in such sessions. In addition, the Board’s three standing committees consist solely of independent directors.

The Board made the decision to separate the roles of the Executive Chairman and the Chief Executive Officer in 2024 to further succession planning and allow the Executive Chairman to focus his efforts on strategy, technology, mergers and acquisitions and margin expansion programs. The Board believes that its current leadership structure effectively allocates authority, responsibility and oversight between management and the independent members of the Board, thus ensuring the Board’s ability to carry out its roles and responsibilities on behalf of the Company’s stockholders.

The functions of the Board are carried out by the full Board, and when delegated, by the Board committees. Each director is a full and equal participant in the major strategic and policy decisions of our Company, and the Executive Chairman has no greater or lesser vote on matters considered by the Board.

8	TELEDYNE TECHNOLOGIES INCORPORATED | 2026 Proxy Statement

Executive Officers

The following table sets forth information regarding our current executive officers who are required to file reports under Section 16 of the Exchange Act. Biographical information for Dr. Mehrabian (our Executive Chairman) and Mr. Bobb (our President and Chief Executive Officer) is included with the director biographies.

Executive Officers	Age	Principal Occupations Last 5 Years

Stephen F. Blackwood Executive Vice President and Chief Financial Officer	63

Mr. Blackwood has been Executive Vice President and Chief Financial Officer since February 18, 2025. He was Senior Vice President and Chief Financial Officer from December 2023 and prior to that had been Senior Vice President, Strategic Sourcing, Tax and Treasurer since January 1, 2019. Prior to that he was Vice President and Treasurer of Teledyne for more than five years.

Jason VanWees Vice Chairman	54

Mr. VanWees has been Vice Chairman of Teledyne since October 15, 2021. Prior to that, he was Executive Vice President since January 1, 2019 and Senior Vice President, Strategy and Mergers & Acquisitions since July 2013. Prior to that, he held various executive positions at Teledyne for more than five years.

Melanie S. Cibik Executive Vice President, General Counsel, Chief Compliance Officer and Secretary	66

Miss Cibik has been Executive Vice President of Teledyne since January 1, 2024, General Counsel and Secretary of Teledyne since September 2012, and Chief Compliance Officer since August 2016. She was Senior Vice President of Teledyne from September 2012 through December 2023. Prior to that she held executive and legal positions at Teledyne for more than five years. Miss Cibik was a director of OPUS Bank from August 2019 to June 1, 2020, when it was acquired by Pacific Premier Bancorp, Inc.

Cynthia Belak Senior Vice President and Controller	69

Ms. Belak has been Senior Vice President and Controller of Teledyne since February 18, 2025. She was Vice President and Controller from May 2015 and prior to that had been Vice President, Risk Assurance since January 2012. Prior to that she held other finance positions at Teledyne since January 2010.

TELEDYNE TECHNOLOGIES INCORPORATED | 2026 Proxy Statement	9

Item 1 on Proxy Card — Election of Directors

The Board, upon the recommendation of the Nominating and Governance Committee, has nominated the following Class III directors for election at this year’s Annual Meeting, to hold office for one-year terms until the 2027 Annual Meeting: Michelle A. Kumbier and Robert A. Malone. Both nominees currently serve as directors on the Board and were last elected to the Board by the Company’s stockholders at the 2023 Annual Meeting. Each director nominee has agreed to be named in this Proxy Statement.

If a nominee becomes unable to serve, the proxies may vote for a Board-designated substitute or the Board may reduce the number of directors. The Board has no reason to believe that any nominee will be unable to serve.

Majority Voting for Directors

Our Bylaws and Change in Status and Resignation Policy for Directors provide a majority voting standard for election of directors in uncontested elections. Each director will be elected by the affirmative vote of a majority of the votes cast, meaning that the number of votes cast “FOR” a director nominee exceeds fifty percent (50%) of the number of votes cast with respect to that director’s election. The Board has adopted a policy whereby all director nominees must submit a contingent resignation in writing to the Chairman of the Nominating and Governance Committee. The resignation becomes effective only if the director is not elected by a majority of votes cast and the Board accepts the resignation. The Nominating and Governance Committee or another committee appointed by the Board will recommend to the Board whether to accept or reject the resignation or whether other action should be taken. The Board will act on such committee’s recommendation and publicly disclose its decision and the rationale behind it within 90 days following the date of the certification of the election results. The director who was not elected by a majority of votes cast will not participate in the Board’s decision with respect to such resignation. If the number of nominees exceeds the number of directors to be elected, the nominees who receive the highest number of votes cast will be elected.

Unless otherwise instructed, the individuals named as proxies in the proxy card will vote each proxy received by them for the election of the two named nominees. You may vote against, or abstain from voting for, any or all of the nominees by following the instructions on your proxy card.

Director Nominees

The Board has affirmatively determined that each of the nominees qualifies for election under the Company’s criteria for evaluation of directors (see “Director Qualifications, Skills, and Attributes”). The following pages include biographical information about each of our directors (including the director nominees) and their specific experiences, qualifications, skills, and attributes that have led the Board and the Nominating and Governance Committee to conclude that they should serve as directors on the Board. In addition, the Board has determined that each non-employee director nominee qualifies as an independent director under the applicable NYSE listing standards.

10	TELEDYNE TECHNOLOGIES INCORPORATED | 2026 Proxy Statement

Item 1 on Proxy Card — Election of Directors (continued)

Director Qualification, Skills, and Attributes

Our directors have substantial leadership, management, and industry experience and expertise in various fields. Four of our 11 directors self-identify as having diverse characteristics (race, gender, ethnicity, sexual orientation or cultural background). This diversity of experience and background of our directors, illustrated in the skills matrix and director nominees’ biographies that follow, is brought to bear in Board deliberations, during which multiple perspectives are considered in developing dynamic solutions to achieve our strategic priorities to reduce complexity, drive returns, and advance sustainably.

Because the skills matrix below is a summary, it does not include all of the qualifications, skills, attributes and experiences that each director offers.

Attributes, Experience and Skills

Age	64	51	81	58	80	74	84	60	75	82	81

Diversity(a)	✓			✓				✓	✓

CEO/C-Suite		✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Financial and Accounting	✓				✓			✓

Legal and Compliance		✓			✓				✓

Governance and ESG					✓	✓			✓	✓	✓

Banking						✓	✓		✓		✓

Government, Defense or Military	✓	✓	✓		✓		✓		✓	✓

Energy		✓				✓					✓

Information and Cybersecurity	✓	✓	✓					✓	✓

Other Industry	✓		✓	✓		✓	✓	✓		✓	✓

(a)	Self-identifies as having diverse characteristics (race, gender, ethnicity, sexual orientation or cultural background).

Additional background information about the nominees and continuing directors follows, including the specific experiences, qualifications, attributes and skills that the Board believes qualifies each of the below named individuals to serve as a director of the Company, considering the Company’s business and structure.

Background information about the director nominees, including the business experience, individual skills and qualifications that each director contributes to the Board’s effectiveness as a whole, are described on the following pages.

TELEDYNE TECHNOLOGIES INCORPORATED | 2026 Proxy Statement	11

Item 1 on Proxy Card — Election of Directors (continued)

Nominees — For Terms Expiring at 2027 Annual Meeting (Class III)

Michelle A. Kumbier Senior Vice President and President, Turf & Consumer Products, Briggs & Stratton, LLC Director since 2020 Age: 58

Michelle A. Kumbier has been Senior Vice President and President, Turf & Consumer Products, of Briggs & Stratton, LLC, a privately held manufacturer and marketer of engines, batteries and outdoor power equipment, since March 2022. She is the former Senior Vice President and Chief Operating Officer of Harley-Davidson Motor Company, a manufacturer of motorcycles and related products, from October 2017 to April 2020. Ms. Kumbier had previously served as Harley-Davidson’s Senior Vice President, Motor Company Product and Operations from May 2015 to October 2017, and held various other executive roles from 1997 to 2015. Prior to joining Harley-Davidson in 1997, Ms. Kumbier began her career at Kohler Company in 1986, where she held a variety of positions in both the plumbing products and engines divisions. Ms. Kumbier has also been a member of the Board of Directors of Abbott Laboratories, a health care products provider, since 2018, and Ryerson Holding Corporation, a value-added processor and distributor of industrial metals, since April 2024. She is a member of the audit committee of Ryerson Holding Corporation and the audit committee and compensation committee of Abbott Laboratories. She was a member of the Board of Directors of Tenneco Inc. from August 2021 to November 2022. Ms. Kumbier is a member of our Audit Committee and the Chair of our Personnel and Compensation Committee. The Board of Directors has considered the executive position and other public company directorships and committee memberships of Ms. Kumbier, and does not believe they interfere or conflict with her effectiveness in relation to her membership on the Company’s Board of Directors or the Audit Committee.

The following experience, qualifications, attributes and/or skills led the Board to conclude that Ms. Kumbier should serve as a director: her professional background and experience, her service on other public company boards and her senior executive level experience in the management of a multinational public manufacturing company, including significant operations, product development, supply chain optimization, business development and strategic planning experience.

12	TELEDYNE TECHNOLOGIES INCORPORATED | 2026 Proxy Statement

Item 1 on Proxy Card — Election of Directors (continued)

Robert A. Malone

Executive Chairman of the Board, President and Chief Executive Officer of First Sonora Bancshares, Inc. and Retired Chairman of the Board and President, BP America, Inc.

Director since 2015

Age: 74

Robert A. Malone has been the Executive Chairman, President and Chief Executive Officer of First Sonora Bancshares, Inc., a privately-held community bank, since 2014. Mr. Malone is also the Chairman, President and Chief Executive Officer of The First National Bank of Sonora, Texas (d/b/a Sonora Bank), a community bank owned by First Sonora Bancshares, Inc., since 2014. He joined First Sonora Bancshares and Sonora Bank in 2009 as President and Chief Executive Officer. Mr. Malone was an Executive Vice President of BP plc, an integrated oil and gas company, and was Chairman of the Board and President, BP America Inc. from 2006 to 2009. Mr. Malone has been a director of Halliburton Company, a provider of products and services to the energy industry, since 2009 and its Lead Director since 2018, and a director of Peabody Energy Corporation, a coal mining company, since 2009, and its Non-Executive Chairman of the Board since 2016. From 2017 to April 2022, he was a director of BP Midstream Partners GP LLC, the general partner of BP Midstream LP, an owner and operator of oil and natural gas pipelines. Mr. Malone is a member of our Audit Committee and our Personnel and Compensation Committee.

The following experience, qualifications, attributes and/or skills led the Board to conclude that Mr. Malone should serve as a director: his professional background and experience, previously held senior executive level positions, his service on other public company boards and his extensive experience with companies in the oil and gas industry and in banking and his expertise in compliance with safety regulations.

The Board of Directors Recommends

a Vote FOR the Election of the Nominees.

TELEDYNE TECHNOLOGIES INCORPORATED | 2026 Proxy Statement	13

Item 1 on Proxy Card — Election of Directors (continued)

Continuing Directors — Terms Expiring at the 2027 Annual Meeting (Class I)

Simon M. Lorne

Senior Advisor and Former Vice Chairman and Chief Legal Officer of Millennium Management LLC and Former General Counsel, U.S. Securities and Exchange Commission

Director since 2004

Age: 80

Simon M. Lorne is a Senior Advisor at Millennium Management LLC, a hedge fund management company. Mr. Lorne joined Millennium Management in 2004 and held roles including Vice Chairman and Chief Legal Officer. From March 1999 to March 2004, prior to the time he became a Teledyne director, Mr. Lorne was a partner with Munger Tolles & Olson, LLP, a law firm whose services Teledyne has used from time to time. Mr. Lorne also previously served as a Managing Director of Citigroup/Salomon Brothers with responsibility for Legal Compliance and Internal Audit, and as the General Counsel at the SEC in Washington, D.C. From 2016 through 2020, Mr. Lorne was Chairman of the Alternative Investment Management Association, a London-based association of investment managers. From 2011 to 2018, Mr. Lorne served on the Advisory Council of the Public Company Accounting Oversight Board. Mr. Lorne is the Chair of our Audit Committee and a member of our Nominating and Governance Committee.

The following experience, qualifications, attributes and/or skills led the Board to conclude that Mr. Lorne should serve as a director: his professional background and experience, current and previously held senior executive level positions, senior level experience at a government regulator, his service on other public and private company boards, his Teledyne board experience, board attendance and participation, and his specialized expertise in finance, mergers and acquisitions, securities laws and corporate governance.

Vincent J. Morales Senior Vice President and Chief Financial Officer of PPG Industries, Inc. Director since 2021 Age: 60

Vincent J. Morales is currently Senior Vice President and Chief Financial Officer of PPG Industries, Inc. Mr. Morales joined PPG in 1985, ultimately serving as its Chief Financial Officer since March 2017. During his time at PPG, Mr. Morales progressed through a variety of accounting and finance roles, encompassing controllership, investor relations, treasury, and company-wide business finance. In his current role, Mr. Morales is part of PPG’s three-person Executive Committee that is responsible for establishing and executing the company’s overall strategy, and he has direct oversight over the company’s information technology and M&A organizations. Mr. Morales has announced his retirement from PPG effective in July 2026. Mr. Morales is a member of our Audit Committee and our Personnel and Compensation Committee.

The following experience, qualifications, attributes and/or skills led the Board to conclude that Mr. Morales should serve as a director: his extensive experience in the management of a multinational public company, including significant finance, accounting, investor relations, operations, cybersecurity, strategic planning and mergers and acquisitions experience.

14	TELEDYNE TECHNOLOGIES INCORPORATED | 2026 Proxy Statement

Item 1 on Proxy Card — Election of Directors (continued)

Wesley W. von Schack Chairman of AEGIS Insurance Services and Former Chairman, President and Chief Executive Officer of Energy East Corporation Director since 2006 Age: 81

Wesley W. von Schack is the Chairman of AEGIS Insurance Services, a property and casualty mutual insurance company, a position he has held since 2007. He served as the lead director of Edwards Lifesciences Corporation, a company engaged in the science of heart valves and hemodynamic monitoring, from 2010 to May 2020. Dr. von Schack served as Chairman, President and Chief Executive Officer of Energy East Corporation, a diversified energy services company, from 1996 to September 2009. Dr. von Schack served as a director of The Bank of New York Mellon Corporation from 2007 through April 2016 and Mellon Financial Corporation from 1989 to 2007. Dr. von Schack is director emeritus of the Gettysburg Foundation, and is a member of the President’s Council — Peconic Land Trust. Dr. von Schack is a member of our Nominating and Governance Committee and our Personnel and Compensation Committee.

The following experience, qualifications, attributes and/or skills led the Board to conclude that Dr. von Schack should serve as a director: his professional background and experience, previously held senior executive level positions, his service on other private and public company boards, his leadership positions at private foundations, his Teledyne board experience, board attendance and participation, and his extensive experience with companies in the energy, banking, financial asset management sectors and in regulated industries.

Laura A. Black Managing Director of Needham & Company, LLC Director since 2025 Age: 64

Laura A. Black has served as a Managing Director of Needham & Company, LLC, a full-service investment banking firm, since 1999. At Needham, she has raised public and private equity capital for numerous technology companies and served as strategic financial advisor on multiple mergers and acquisitions transactions. From July 1995 to February 1999, she served as a Managing Director of Corporate Finance at Black & Company, a regional investment bank subsequently acquired by Wells Fargo Van Kasper. From July 1993 to June 1995, Ms. Black served as a Director for TRW Avionics & Surveillance Group where she evaluated acquisition candidates, managed direct investments and raised venture capital to back spin-off companies. From August 1983 to August 1992, she worked at TRW as an electrical engineer designing hardware for spread spectrum communication systems. Ms. Black currently serves as a board member of Viavi Solutions, Inc., a global provider of network test, monitoring and assurance solutions, and is a member of its corporate development committee and nominating and governance committee. She also serves as a board member of Ichor Holdings, Ltd., a provider of critical fluid delivery subsystems and components for the semiconductor industry, and is chair of its nominating and governance committee and a member of its audit committee. Ms. Black is a member of our Audit Committee and our Nominating and Governance Committee.

The following experience, qualifications, attributes and/or skills led the Board to conclude that Ms. Black should serve as a director: her professional background and experience, her service on other public company boards, her experience with and knowledge of companies in aerospace and defense, and her extensive experience and knowledge of technology, strategic transactions, mergers and acquisitions, capital markets, financing and cybersecurity.

TELEDYNE TECHNOLOGIES INCORPORATED | 2026 Proxy Statement	15

Item 1 on Proxy Card — Election of Directors (continued)

Continuing Directors — Terms Expiring at 2027 Annual Meeting (Class II)

Robert Mehrabian Executive Chairman of the Company Director since 1999 Age: 84

Robert Mehrabian is Executive Chairman of Teledyne Technologies Incorporated. He was Chairman, President and Chief Executive Officer from October 15, 2021 to December 31, 2023. Prior to that he was Teledyne’s Executive Chairman starting on January 1, 2019, and before that he was Chairman, President and Chief Executive Officer starting in 2000 (and was President and Chief Executive Officer since Teledyne’s formation in 1999). Prior to the spin-off of the Company by Allegheny Technologies Incorporated (ATI) in November 1999, Dr. Mehrabian was the President and Chief Executive Officer of ATI’s Aerospace and Electronics segment since July 1999 and had served ATI in various senior executive capacities since July 1997. Before joining ATI, Dr. Mehrabian served as President of Carnegie Mellon University. He has served as director of a number of publicly traded companies including PPG Industries, Inc., Mellon Financial Corporation and its successor, The Bank of New York Mellon Corporation. He is a member of The National Academy of Engineering.

The following experience, qualifications, attributes and/or skills led the Board to conclude that Dr. Mehrabian should serve as a director: his leadership skills acquired while serving as the Company’s Chairman, Chief Executive Officer and President, previously held senior executive level positions at public companies and at academic institutions, his service on public company boards, and his extensive knowledge and understanding of the Company’s business, operations, technology, products and services.

16	TELEDYNE TECHNOLOGIES INCORPORATED | 2026 Proxy Statement

Item 1 on Proxy Card — Election of Directors (continued)

Jane C. Sherburne Principal of Sherburne PLLC and Former Senior Executive Vice President, General Counsel and Corporate Secretary of The Bank of New York Mellon Corporation Director since 2014 Age: 75

Jane C. Sherburne is currently principal of Sherburne PLLC, a legal consulting firm providing strategic advice in crisis environments and in connection with regulatory policy developments. From May 2010 to July 2014, Ms. Sherburne served as Senior Executive Vice President, General Counsel and Corporate Secretary of The Bank of New York Mellon Corporation. Ms. Sherburne served as Senior Executive Vice President, General Counsel and Corporate Secretary of Wachovia Corporation from June 2008 to January 2009, during which time Wachovia merged with Wells Fargo & Company. From December 2006 to June 2008, Ms. Sherburne was General Counsel of Citigroup Inc.’s Global Consumer Business. From July 2001 to December 2006, Ms. Sherburne was Deputy General Counsel of Citigroup, Inc. Until July 2001, Ms. Sherburne was a litigation partner at the Washington, D.C. law firm of Wilmer, Cutler & Pickering, having joined the firm in 1984. Ms. Sherburne interrupted her private practice from 1994 to 1997 to serve as Special Counsel to the President in the Clinton White House. From June 2015 to November 1, 2023, Ms. Sherburne served as an independent director on the boards of HSBC USA, HSBC Bank USA, HSBC Finance Corporation and HSBC North America, all of which are indirect wholly-owned subsidiaries of HSBC Holdings plc, a global banking and financial services organization. She currently serves on the board of Perella Weinberg Partners, a global advisory and asset management firm, and serves as chair of its Compensation Committee. Ms. Sherburne is Chair of the Board of the Board of Negotiation Strategies Institute, a member of the Executive Committee of the Lawyers’ Committee for Civil Rights Under Law, a member of the Committee for Economic Development and a member of the American Law Institute. Ms. Sherburne is a member of our Audit Committee and our Personnel and Compensation Committee.

The following experience, qualifications, attributes and/or skills led the Board to conclude that Ms. Sherburne should serve as a director: her professional background and experience, current and previously held senior executive level positions, senior level experience in positions in the federal government, and her extensive experience in policy, compliance, corporate governance and government matters and in regulated industries.

TELEDYNE TECHNOLOGIES INCORPORATED | 2026 Proxy Statement	17

Item 1 on Proxy Card — Election of Directors (continued)

Michael T. Smith Retired Chairman of the Board and Chief Executive Officer of Hughes Electronics Corporation Director since 2001 Age: 82

Michael T. Smith is the retired Chairman of the Board and Chief Executive Officer of Hughes Electronics Corporation, having held such positions from October 1997 until May 2001. Mr. Smith was a director of FLIR Systems, Inc., which produced infrared cameras, thermal imaging software and temperature measurement devices, from 2002 until its acquisition by Teledyne in May 2021. He is also a director of EliCeres (formerly known as Zero Gravity Solutions, Inc.), an agricultural biotechnology company, and the Livingston Group of Companies, an investment bank and broker/dealer. Mr. Smith was a director of WABCO Holdings, a supplier to the automotive industry, from 2009 until 2020, a director of Ingram Micro Corporation, a technology sales, marketing and logistics company, from 2001 until June 2014, Alliant Techsystems, Inc. (ATK), an advanced weapon and space systems company, from 1997 to 2009, and Anteon International Corporation, an information technology and systems engineering solutions company, from 2005 to 2006. Mr. Smith is a charter member of the Electronic Industries Foundation Leadership Council. He is the former chairman of the Aerospace Industries Association, an industry trade organization, and was a member of the Council of Chief Executives. Mr. Smith is the Chair of our Nominating and Governance Committee and a member of our Audit Committee. Mr. Smith is also our Lead Director.

The following experience, qualifications, attributes and/or skills led the Board to conclude that Mr. Smith should serve as a director: his professional background and experience, previously held senior executive level positions, his service on other public and private company boards, Teledyne board experience, board attendance and participation, and his extensive experience with companies in the aerospace, defense, engineering, communications and manufacturing sectors.

18	TELEDYNE TECHNOLOGIES INCORPORATED | 2026 Proxy Statement

Item 1 on Proxy Card — Election of Directors (continued)

George C. Bobb III President and CEO of the Company Director since 2025 Age: 51

Mr. Bobb has been President and Chief Executive Officer of Teledyne since April 28, 2025, and was appointed to the Board on October 21, 2025. Prior to that, he was President and Chief Operating Officer of Teledyne since January 1, 2024, and prior to that he served as Segment President of Teledyne’s Aerospace and Defense Electronics Segment, and had executive leadership responsibility for the Marine Instrumentation group, the Engineered Systems Segment, Teledyne Scientific & Imaging, and Teledyne’s Information Technology function. He was Executive Vice President of Teledyne from July 2023 through December 2023, and prior to that Senior Vice President of Teledyne since October 2021. He previously served as Vice President of Teledyne and President of the Aerospace and Defense Electronics Segment since July 2019. He was President of Teledyne Controls LLC from April 2018 to October 2021. Prior to that he held other executive and legal positions at Teledyne, including Chief Compliance Officer. Before Teledyne, Mr. Bobb had been the Deputy Chief of Staff of the National Security Division of the U.S. Department of Justice and served as Counsel for National Security Law and Policy. Mr. Bobb also had been an active-duty U.S. Coast Guard officer and served as Commanding Officer of the U.S. Coast Guard Cutter Marlin.

The following experience, qualifications, attributes and/or skills led the Board to conclude that Mr. Bobb should serve as a director: his leadership of Teledyne as President and Chief Executive Officer, his extensive operational and executive experience across multiple Teledyne businesses and functions, his deep knowledge of the Company’s operations, products and strategic priorities gained over more than 18 years with the Company, and his prior military, government and legal experience.

TELEDYNE TECHNOLOGIES INCORPORATED | 2026 Proxy Statement 19

Item 1 on Proxy Card — Election of Directors (continued)

Director Retiring at the 2026 Annual Meeting

Kenneth C. Dahlberg Retired Chairman of the Board and Former Chief Executive Officer of Science Applications International Corporation (SAIC) Director since 2006 Age: 81

Kenneth C. Dahlberg served as Chief Executive Officer of Science Applications International Corporation (SAIC), a research and engineering firm specializing in information systems and technology, from November 2003 through September 2009, and served as Chairman of the Board of Directors of SAIC from July 2004 until his retirement in June 2010. Prior to joining SAIC, Mr. Dahlberg served as Executive Vice President of General Dynamics where he was responsible for its Information Systems and Technology Group and prior to that served as President and Chief Operating Officer of Raytheon Systems. Mr. Dahlberg was also a director of Parsons Corp., an engineering, construction, technical and management services firm from 2011 until 2020, and Motorola Solutions, Inc., a provider of communications products and services, from 2011 until 2017. Mr. Dahlberg is a member of our Audit Committee and our Personnel and Compensation Committee. Mr. Dahlberg has notified the Company of his intent to retire and cease being a member of our Board immediately prior to the 2026 Annual Meeting.

20	TELEDYNE TECHNOLOGIES INCORPORATED | 2026 Proxy Statement

Corporate Governance

Director Independence

In April 2025 (and in October 2025 with respect to Ms. Black), our Nominating and Governance Committee assessed, and our Board determined, the independence of each director in accordance with applicable NYSE and SEC rules, as then in effect. To comply with such rules, our Nominating and Governance Committee considered various relationship categories including: whether the director is an employee, amount of stock ownership, and commercial, industrial, banking, consulting, legal, accounting or auditing, charitable and familial relationships, as well as a range of individual circumstances (including social friendships between certain members of the Board). See “Certain Transactions” at page 108. The Nominating and Governance Committee, followed by the Board, determined that each member of our Board of Directors did not have any material relationships with us and was thus independent, except for Dr. Mehrabian, our Executive Chairman, and Mr. Bobb, our President and Chief Executive Officer. Our management, after reviewing director questionnaires, reported to our Board in February 2026 that information on which the Board based its independence assessment in 2025 had not materially changed. The independent directors are: Laura A. Black, Kenneth C. Dahlberg, Michelle A. Kumbier, Simon M. Lorne, Robert A. Malone, Vincent J. Morales, Jane C. Sherburne, Michael T. Smith and Wesley W. von Schack.

The Nominating and Governance Committee, followed by the Board, also determined that each member of our Personnel and Compensation Committee is a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act.

All of the Board’s standing committees consist only of independent directors.

Corporate Governance and Ethics Guidelines

Our Board of Directors has adopted many “best practices” in corporate governance, including separate standing committees of the Board for each of audit, nominating and governance and personnel and compensation matters, charters for each of the committees, and corporate ethics and compliance guidelines.

Our ethics and compliance guidelines for employees are contained in the Global Code of Ethical Business Conduct. These guidelines apply to all of our employees, including our principal executive, financial and accounting officers. Our employees receive annual ethics training, and questionnaires are distributed annually to various personnel to confirm compliance with these guidelines. We also have a specialized code of ethics for financial executives that supplements the employee guidelines. In addition, we have ethics and compliance guidelines for our third-party service providers.

Our Board of Directors has adopted a Directors’ Code of Business Conduct and Ethics. This code is intended to provide guidance to directors to help them recognize and deal with ethical issues, including conflicts of interest, corporate opportunities, fair dealing, compliance with law and proper use of the Company’s assets. It also provides mechanisms to report possible unethical conduct.

Our Board of Directors has adopted Corporate Governance Guidelines. These Corporate Governance Guidelines were initially developed by our Nominating and Governance Committee and are reviewed at least annually by such Committee. These Corporate Governance Guidelines incorporate practices and policies under which our Board has operated since its inception, in addition to many of the requirements of the SEC and the NYSE. Some of the principal subjects covered by the Corporate Governance Guidelines include:

•	Director qualification standards.
•	Director responsibilities.
•	Director access to management and independent advisors.
•	Director compensation.
•	Director orientation and continuing education.
•	Management succession.

TELEDYNE TECHNOLOGIES INCORPORATED | 2026 Proxy Statement	21

Corporate Governance (continued)

•	Annual performance evaluation of the Board and its Committees.
•	Change in professional status and resignations.
•	Role of the lead director.
•	Leadership development.
•	Evaluation of the performance of the Executive Chairman and the Chief Executive Officer.

Copies of our Corporate Governance Guidelines, Global Code of Ethical Business Conduct, Code of Ethics for Financial Professionals, Directors’ Code of Business Conduct and Ethics, Code of Conduct for Service Providers, Corporate Governance Guidelines and Committee charters are available on our website at www.teledyne.com under “Who We Are” — “Corporate Governance”. We intend to post any amendments to these documents and any waivers of the provisions thereof related to directors or executive officers on our website. If at any time you would like to receive a paper copy of these documents free-of-charge, please write to Melanie S. Cibik, Executive Vice President, General Counsel, Chief Compliance Officer and Secretary, Teledyne Technologies Incorporated, 1049 Camino Dos Rios, Thousand Oaks, California 91360.

Risk Management Oversight

The risk oversight function of the Board of Directors is carried out by both the Board and the Audit Committee. As provided in its charter, the Audit Committee meets periodically with management to discuss the Company’s major financial and operating risk exposures and the steps, guidelines and policies taken or implemented relating to risk assessment and risk management. Matters of strategic risk are considered by the Board as a whole. At each regularly scheduled meeting of the Audit Committee, our Vice President, Chief Audit Executive reports directly to the Audit Committee on the activities of the Company’s internal audit function. Management also reports to the Audit Committee on legal, finance, accounting, cybersecurity and compliance matters at least quarterly and on tax and information technology matters periodically. Our Executive Vice President, General Counsel and Secretary is also our Chief Compliance Officer, and she reports to our Executive Chairman and our Chief Executive Officer. The Board is provided with reports on legal matters at periodically scheduled meetings and on other matters related to risk oversight on an as-needed basis. In addition, the Audit Committee reviews with management the “risk factors” that appear in our Annual Report on Form 10-K prior to its filing.

We have an Enterprise Risk Management Committee to identify significant company risks and determine whether we have appropriate risk management policies, practices and procedures in place. The committee consists of our Vice President, Associate General Counsel and Assistant Secretary (Chair); Executive Vice President and Chief Financial Officer; Executive Vice President, General Counsel, Chief Compliance Officer and Secretary; Senior Vice President – Human Resources and Associate General Counsel; Vice President and Chief Information Officer; Chief Information Security Officer; and individuals representing various business units. The Chair of the Enterprise Risk Management Committee periodically reports to the Board of Directors on the progress and results of the actions taken by the committee.

Risks Related to Compensation Policies and Practices

The Company and the Personnel and Compensation Committee have undertaken a process to determine whether the Company’s overall compensation program for employees creates incentives for employees to take excessive or unreasonable risks that could materially harm the Company. As part of this process, the Committee received input and analysis from its independent compensation consultant, Exequity LLP, and management prepared a framework of potential risk and evaluated the Company’s compensation policies in the context of this framework. The results of this evaluation were reviewed by and discussed with the Personnel and Compensation Committee.

We believe that several features of our compensation policies for management employees appropriately mitigate such risks, including a balanced mix of long-and short-term compensation incentives, the use of incentive award plans with capped payouts, the use of a diverse mix of performance measures in our incentive award plans and our stock ownership requirements for key officers. In addition, we use our annual business plan as a baseline for our Annual Incentive Plan targets, which the Personnel and Compensation Committee regards

22	TELEDYNE TECHNOLOGIES INCORPORATED | 2026 Proxy Statement

Corporate Governance
(continued)

as setting an appropriate level of risk taking for the Company. We also believe the Company’s internal legal and financial controls appropriately mitigate the probability and potential impact of an individual employee committing the Company to a harmful long-term business transaction in exchange for short-term compensation benefits. In light of these features of our compensation program and these additional controls, our management and our Personnel and Compensation Committee have concluded that the risks arising from our employee compensation policies and practices are not reasonably likely to have a material adverse effect on the Company.
Hedging and Pledging Policy
We have adopted an Insider Trading Policy that prohibits short sales of our stock, buying or selling put or call options on our stock, holding our stock in a margin account, pledging our stock as collateral for a loan, or entering into hedging or monetization transactions with respect to our stock, in each case without prior advance approval from our Executive Vice President, General Counsel, Chief Compliance Officer and Secretary (no such advance approvals were granted to directors or named executives in 2025). The foregoing prohibitions apply to our directors, executive officers and any employee who participates in our stock option and restricted stock unit programs.
Board Evaluation Process
Every year the Board and each standing committee of the Board assesses its performance. The evaluation process is overseen by the Nominating and Governance Committee and involves separate interviews of each director by internal counsel to solicit feedback on several issues, including:

•	Board and committee effectiveness, size, composition and frequency of meetings;
•	director access to management and the sufficiency and timeliness of information provided by management;
•	sufficiency of processes for risk oversight;
•	whether directors possess appropriate experience and backgrounds; and
•	whether each director contributes to the effectiveness of the Board.
The results are summarized by the Executive Vice President, General Counsel, Chief Compliance Officer and Secretary and discussed by the Board and each committee in executive session. In addition to providing an opportunity for directors to discuss a wide range of governance-related topics, the evaluation process is used by the Board and each committee to identify opportunities for improvement, make changes to the committee charters, processes and policies, and is linked to our Board’s succession planning activities.
Communications with the Board
Our Corporate Governance Guidelines provide that any interested parties desiring to communicate with our non-management
directors, including our lead director, may contact them through our Secretary, Melanie S. Cibik, whose address is: Teledyne Technologies Incorporated, 1049 Camino Dos Rios, Thousand Oaks, California 91360. The Secretary will review each communication received and decide as to whether the communication, or a summary thereof, will be forwarded to the Nominating and Governance Committee or other appropriate Board committee or member.
Stockholder Engagement
We regularly engage with our stockholders to understand their perspectives on Teledyne, including our strategies, financial performance, management and governance. As part of this program, senior management regularly meets with institutional investors. During fiscal year 2025, senior management met with many institutional investors, including the majority of our top 25 investors with actively managed funds, through virtual and in-person
investor conferences, virtual and
in-person
meetings and telephone conferences. Among other topics, adopting stockholder ability to call a special meeting, the subject of a stockholder proposal approved at the 2025 Annual Meeting, was discussed with stockholders.

TELEDYNE TECHNOLOGIES INCORPORATED | 2026 Proxy Statement	23

Corporate Governance (continued)

Stockholder Proposal Not Included

We received a stockholder proposal on political spending pursuant to Rule 14a-8 under the Exchange Act for inclusion in the proxy materials and presentation at our 2026 Annual Meeting of Stockholders. After reviewing SEC rules and prior SEC staff guidance, we determined that we have a reasonable basis to exclude the proposal on the basis of (i) Rule 14a-8(i)(10), because we have already substantially implemented the proposal, and (ii) Rule 14a-8(i)(7), because the proposal relates to Teledyne’s ordinary business matters by seeking to micromanage Teledyne. In particular, the proposal sought highly granular and detailed reporting regarding our political spending across numerous categories, prescribed the format and frequency of such disclosures and would unduly limit management’s discretion in how we collect and present this information.

We recognize that political spending transparency is important to many of our stockholders, and believe that our existing disclosures satisfy the essential objective of the proposal. For example, in December 2025, we restated and revised our Lobbying and Political Contributions Policy (available on our website at www.teledyne.com under “Who We Are” — “Ethics & Values”) which outlines, among other things, our policies and procedures with respect to political contributions. While we did not make any political contributions in fiscal years 2024 and 2025, if we were to do so in the future, we would do so in full compliance with all applicable laws, regulations, and disclosure and reporting requirements. We will continue to evaluate our governance and disclosure practices in light of applicable law, evolving regulatory guidance and input from our stockholders. We welcome continued engagement on this and other topics through the channels described under “Communications with the Board” and “Stockholder Engagement” above.

Consistent with SEC rules, Teledyne submitted a notice of its intent to exclude the proposal from the proxy materials to the SEC staff, which included Teledyne’s rationale for exclusion. The notice is available on the SEC’s website at https://www.sec.gov/files/corpfin/no-action/14a-8/cheveddenteledyne122925.pdf.

Corporate Responsibility

Teledyne continuously operates within our Global Code of Ethical Business Conduct. We firmly believe that improvement is possible only if we measure our performance and constantly raise our standards through ethically oriented practices, including our contributions and commitment to having a positive measurable impact on humanity. Our Global Code of Ethical Business Conduct and other policies and information related to corporate social responsibility can be found at www.teledyne.com under “Who We Are” — “Corporate Governance.”

Environment and Sustainability

In November 2022, we published our second Corporate Social Responsibility (“CSR”) report, in which we disclose and highlight some of Teledyne’s recent efforts focused on sustainability and Environmental, Social and Governance (“ESG”). We published supplements to the CSR report in 2023, 2024 and 2025 to include updated information and data. The CSR report together with its supplements are available under “Who We Are” – “Corporate Social Responsibility” on our website at www.teledyne.com. The CSR report includes data on Teledyne’s combined direct emissions (“Scope 1”) and indirect emissions from purchased energy (“Scope 2”), workplace safety, water usage, waste generation and recycling and workplace demographics. We are also working to achieve compliance with the Corporate Social Responsibility Directive (“CSRD”), an EU law that requires companies to report their environmental and social impact.

In 2021, we compiled the first annual global inventory of our greenhouse gas (“GHG”) emissions (starting with fiscal year 2020) and have developed a GHG monitoring and management plan. We have set a goal to reduce our combined Scope 1 and Scope 2 emissions in company operations, normalized for revenue, by 40% from 2020 levels by the end of 2040. Going forward, we will continue to evaluate our emission reduction goals, while at the same time providing the tools and technologies enabling environmental science and climatology across the globe. More information about our carbon footprint and GHG emission reduction efforts and goals, and the contributions that Teledyne products make to carbon monitoring and environmental and climate science, can be found in our CSR reports as supplemented.

24	TELEDYNE TECHNOLOGIES INCORPORATED | 2026 Proxy Statement

Corporate Governance (continued)

Human Capital

Employees are vital to the success of our growth strategy. Our goal is to maintain a safe, hospitable and inclusive work environment in which every employee is encouraged to contribute to the success of the company. We are focused on attracting, developing and retaining employees through competitive compensation and benefits, workforce and management development, succession planning, corporate culture and leadership quality, in compliance with applicable regulations. Teledyne maintains an Employee Development Committee and provides leadership and management skills training at various levels in the organization.

Ethics Reporting

We have a confidential Ethics Help Line, where questions or concerns about us can be raised confidentially and anonymously. The Ethics Help line is available to all our employees, as well as concerned individuals outside the Company. The toll-free help line number is 1-877-666-6968. International dialing instructions are available at www.teledyne.ethicspoint.com. Issues can also be reported via that website. The receipt of material concerns about our accounting, internal controls and auditing matters will be reported to the Audit Committee.

TELEDYNE TECHNOLOGIES INCORPORATED | 2026 Proxy Statement	25

Committees of Our Board of Directors

Our Board of Directors has established an Audit Committee, a Nominating and Governance Committee and a Personnel and Compensation Committee. From time to time, our Board of Directors may establish other committees. Each of the Audit Committee, Nominating and Governance Committee and Personnel and Compensation Committee has a written charter that can be accessed on our website at www.teledyne.com under “Who We Are” — “Corporate Governance.”

Audit Committee

The members of the Audit Committee are:

  Simon M. Lorne, Chair

  Laura A. Black

  Kenneth C. Dahlberg

  Michelle A. Kumbier

  Robert A. Malone

  Vincent J. Morales

  Jane C. Sherburne

  Michael T. Smith

The Audit Committee held six meetings in 2025. Denise R. Singleton was a member of our Audit Committee until her retirement on January 1, 2026.

The primary purpose of the Audit Committee is to assist the Board of Directors’ oversight of the integrity of our financial statements, our compliance with legal and regulatory requirements, the qualification and the independence of our independent auditor, and the performance of our internal audit function and independent auditor. As provided in its charter, the Audit Committee is directly responsible for the appointment, retention, compensation, oversight, evaluation and termination of our independent auditor (including resolving disagreements between management and the independent auditor regarding financial reporting). The Audit Committee has been designated as the “qualified legal compliance committee.” In carrying out its responsibilities, the Audit Committee undertakes to do many things, including:

•

Retain and approve the terms of the engagement and fees to be paid to the independent auditor and any other registered public accounting firm engaged for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the Company.

•

Evaluate the performance of the independent auditor and any other registered public accounting firm engaged for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the Company.

•	Receive written periodic reports from the independent auditor delineating all relationships between the independent auditor and us.
•

Review with the independent auditor any problems or difficulties the independent auditor may have encountered, and any management letter provided by the independent auditor and our response to that letter.

•	Review our annual audited financial statements and the report thereon and quarterly unaudited financial statements with the independent auditor and management prior to publication of such statements.
•	Discuss with management the earnings press releases (including the type of information and presentation of information).
•

Review, approve and discuss with management and the Chief Audit Executive the scope of the internal audit plan and any material changes thereto, and responsibilities, budget and staffing of the internal audit function. The Committee shall also approve the Chief Audit Executive’s appointment, termination and compensation, as well as the Internal Audit Charter.

•	Review major issues regarding accounting principles and financial statement presentations and judgments made in connection with the preparation of our financial statements.

26	TELEDYNE TECHNOLOGIES INCORPORATED | 2026 Proxy Statement

Committees of Our Board of Directors (continued)

•	Meet at least quarterly with the Chief Audit Executive to discuss internal audit progress, internal audit findings and management’s remediation status.
•

Meet periodically with management to review our financial risk exposures and the steps management has taken to monitor and control such exposures, including the impact of climate change-related risks and opportunities.

•

Meet periodically or on an as needed basis with management to review financings, stock repurchases, significant tax matters, investment strategies, hedging strategies, certain information technology-related matters including cybersecurity and risks and controls related to artificial intelligence.

•

Review legal matters that may have a material impact on the financial statements, our compliance policies and any material reports or inquiries received from regulators or governmental agencies with our Executive Vice President, General Counsel, Chief Compliance Officer and Secretary, including those matters related to compliance with environmental laws and the health and safety of employees, as well as trade compliance.

The charter of the Audit Committee was last amended effective January 20, 2026. (The charter is available on the Corporate Governance Web Page: https://www.teledyne.com/who-we-are/corporate-governance). The Audit Committee charter provides that our senior internal auditing executive reports directly and separately to the Chair of the Audit Committee and the Chief Executive Officer. As required by the charter, our Audit Committee also has established procedures for the receipt, retention and treatment of complaints regarding accounting, internal controls and auditing matters.

The Audit Committee meets the size, independence and financial sophistication and expertise requirements of the NYSE, including the enhanced independence requirements for Audit Committee members under Exchange Act Rule 10A- 3. The Board of Directors has determined that Simon M. Lorne is an “audit committee financial expert” within the meaning of the SEC regulations and all of the members are “independent” and “financially literate” under the NYSE listing standards. Our Corporate Governance Guidelines and Audit Committee Charter provide that no director may serve as a member of the Audit Committee if such director serves on the audit committees of more than two other public companies unless the Board determines that such simultaneous service would not impair the ability of such director to effectively serve on the Audit Committee. Any such determination must be disclosed in the annual Proxy Statement. None of our Audit Committee members serve on more than two other audit committees of public companies. Besides our Audit Committee, Ms. Kumbier simultaneously serves on the audit committees of two other public companies, and Ms. Black serves on the audit committee of one other public company. The Board of Directors has considered the executive positions and other public company directorships and committee memberships of Ms. Kumbier and Ms. Black, and does not believe they interfere or conflict with their effectiveness in relation to their membership on the Company’s Board of Directors or the Audit Committee.

The report of the Audit Committee is included under “Item 2 on Proxy Card — Ratification of Appointment of Independent Registered Public Accounting Firm” at page 31.

Nominating and Governance Committee

The members of the Nominating and Governance Committee are:

  Michael T. Smith, Chair

  Laura A. Black

  Simon M. Lorne

  Wesley W. von Schack

The Nominating and Governance Committee held four meetings in 2025. Denise R. Singleton was a member of our Nominating and Governance Committee until her retirement on January 1, 2026.

The Nominating and Governance Committee undertakes to:

•

Identify individuals qualified to become members of the Board of Directors and to make recommendations to the Board of Directors with respect to candidates for nomination for election at the next Annual Meeting of Stockholders or at such other times when candidates surface or are proposed and, in connection therewith, consider suggestions submitted by our stockholders.

•	Develop and recommend to the Board of Directors corporate governance guidelines.

TELEDYNE TECHNOLOGIES INCORPORATED | 2026 Proxy Statement	27

Committees of Our Board of Directors (continued)

•	Determine and make recommendations to the Board of Directors with respect to the criteria to be used for selecting new members of the Board of Directors.
•	Oversee the annual process of evaluation of the performance of our Board of Directors and committees.
•	Make recommendations to the Board of Directors concerning the membership of committees of the Board and the chairpersons of the respective committees.
•	Make recommendations to the Board of Directors with respect to the remuneration paid and benefits provided to members of the Board in connection with their service on the Board or on its committees.
•

Administer our formal compensation programs for directors, including the Administrative Rules of the Amended and Restated Teledyne Technologies Incorporated 2014 Incentive Award Plan Related to Non-Employee Director Restricted Stock Unit Awards and Fees.

•

Make recommendations to the Board of Directors concerning the composition, organization and operations of the Board of Directors and its committees, including the orientation of new members and the flow of information.

•	Evaluate Board and committee tenure policies, as well as policies covering the retirement or resignation of incumbent directors.
•

Review and evaluate our policies and practices and monitor our efforts in areas of legal and social responsibility, diversity and sustainability, and when appropriate report and make recommendations to the Board of Directors with respect to such policies and procedures and efforts.

•

Identify and report to the Board of Directors current and emerging trends with respect to political, social, diversity, sustainability, and public policy issues that may affect the business operations, performance or public image of the corporation.

•	Review with the Company’s General Counsel policies, notices, reports or inquires related to compliance with environmental laws, the health and safety of employees and climate change.
•	Evaluate proposals of stockholders intended to be presented at stockholder meetings.
•

Make recommendations to the Board of Directors as to whether to accept or reject a director resignation, or take other action, where a director fails to receive a majority vote as specified under our Bylaws and Corporate Governance Guidelines.

The charter of the Nominating and Governance Committee was last amended and restated effective January 1, 2019. The members of the Nominating and Governance Committee are “independent” under the NYSE listing standards. (The charter is available on the Corporate Governance Web Page: https://www.teledyne.com/who-we-are/corporate-governance).

The Nominating and Governance Committee will consider stockholder recommendations for nominees for director. Any stockholders interested in recommending a nominee should follow the procedures outlined in “Other Information — 2027 Annual Meeting and Stockholder Proposals” at page 114. Stockholder recommendations for nominees will be given the same consideration as nominees for director from other sources.

The Nominating and Governance Committee utilizes a variety of methods for identifying and evaluating all nominees for directors. The Committee periodically assesses the appropriate size of the Board and whether vacancies on the Board are expected due to retirement, change in professional status or otherwise. Candidates may come to the attention of the Committee through current Board members, members of our management, stockholders and other persons. The Committee to date has not engaged a professional search firm. Candidates are evaluated at meetings of the Committee and the Board and may be considered at any point during the year.

As stated in the Corporate Governance Guidelines, nominees for director are to be selected based on, among other criteria, experience, knowledge, skills, expertise, integrity, diversity, ability to make analytical inquiries, understanding of or familiarity with our business, products or markets or similar business, products or markets, and willingness to devote adequate time and effort to Board responsibilities. The Committee may establish additional criteria and is responsible for assessing the appropriate balance of criteria required of Board members.

28	TELEDYNE TECHNOLOGIES INCORPORATED | 2026 Proxy Statement

Committees of Our Board of Directors (continued)

Personnel and Compensation Committee

The members of the Personnel and Compensation Committee are:

  Michelle A. Kumbier, Chair

  Kenneth C. Dahlberg

  Robert A. Malone

  Vincent J. Morales

  Jane C. Sherburne

  Wesley W. von Schack

The Personnel and Compensation Committee held six meetings and acted by unanimous written consent on one occasion in 2025.

The Personnel and Compensation Committee’s principal authority and responsibilities include:

•	Make recommendations to the Board of Directors concerning executive management organization matters generally.
•

In the area of compensation and benefits, make recommendations to the Board of Directors concerning our Executive Chairman, review and approve the corporate goals and objectives relevant to the Executive Chairman, the Chief Executive Officer and other executive officer compensation, evaluate Executive Chairman, Chief Executive Officer and other executive officer performance in light of those goals and objectives, and determine and approve all compensation of the Executive Chairman, the Chief Executive Officer and other executive officers based on this evaluation.

•

Periodically, and when appropriate, review and approve the following as they affect the Executive Chairman, the Chief Executive Officer and other executive officers: (a) any employment agreements and severance arrangements; (b) any change-in-control agreements and change-in-control provisions affecting any elements of compensation and benefits; and (c) any special or supplemental compensation and benefits for the Executive Chairman, the Chief Executive Officer and other executive officers and individuals who formerly served as Chief Executive Officer and executive officers, including supplemental retirement benefits and the perquisites provided to them during and after employment.

•	Oversee the Company’s compliance with the requirement under the NYSE rules that, with limited exceptions, require stockholder approval for equity compensation plans.
•

Subject to such stockholder approval, or as otherwise required by applicable law, establish, amend and, where appropriate, terminate incentive compensation plans, equity-based plans, benefit plans, and other bonus arrangements for the Company; and pursuant to the terms of such plans, as may at the time be in effect, administer such plans and make appropriate interpretations and determinations and take such actions as shall be necessary or desirable thereunder, including approval of awards granted pursuant to such plans and repurchase of securities from terminated employees.

•

Make recommendations to the Board of Directors concerning policy and procedures relating to employee benefits and employee benefit plans, including incentive compensation plans and equity-based plans and applicable clawback provisions, and administer and oversee the Company’s compliance with the compensation recovery policy required by applicable SEC and NYSE rules.

•	Oversee our formal incentive compensation programs, including equity-based plans.
•	Make recommendations to the Board of Directors concerning matters relating to stockholder votes on executive compensation and the frequency of those votes.
•	Report to the Board on succession planning, including plans for interim succession for the Chief Executive Officer in the event of an unexpected occurrence.

The charter of the Personnel and Compensation Committee was last amended and restated effective December 30, 2024. (The charter is available on the Corporate Governance Web Page: https://www.teledyne.com/who-we-are/corporate-governance). The members of the Personnel and Compensation Committee are “independent” under the NYSE listing standards.

TELEDYNE TECHNOLOGIES INCORPORATED | 2026 Proxy Statement	29

Committees of Our Board of Directors (continued)

The Committee is composed exclusively of independent directors that are deemed “non-employee directors” under Section 16 of the Exchange Act.

Our Executive Chairman and our President and Chief Executive Officer work with the Personnel and Compensation Committee Chair, our Executive Vice President, General Counsel, Chief Compliance Officer and Secretary and our Vice President of Human Resources in establishing the agenda for the Committee. Our Executive Chairman and our President and Chief Executive Officer make compensation recommendations to the Committee for the named executives (other than themselves). The Personnel and Compensation Committee’s Chair reports the Committee’s recommendations on executive compensation to the Board. The Personnel and Compensation Committee has the authority, under its charter, to obtain advice and assistance from internal or external legal, accounting or other advisors. The Personnel and Compensation Committee has the sole authority and resources to retain and terminate any compensation consultant to be used to assist in the evaluation of the Executive Chairman’s, Chief Executive Officer’s or other executive officers’ compensation and has sole authority to approve the consultant’s fees and other retention terms. As discussed below under “Compensation Discussion and Analysis,” the Committee retained Exequity LLP to assist the Committee in fulfilling its responsibilities in 2025. The Personnel and Compensation Committee may delegate its responsibility to control and manage the plan assets of our employee benefit plans. In addition, under the terms of our stock incentive plans, the Personnel and Compensation Committee may delegate certain powers and authority under the stock incentive plan as it deems appropriate to a subcommittee and/or designated officers and, as discussed below under “Compensation Discussion and Analysis,” the Personnel and Compensation Committee has made a limited delegation of authority to both our Executive Chairman and Chief Executive Officer to grant stock options and restricted stock units pursuant to this authority.

The report of the Personnel and Compensation Committee is included under “Executive and Director Compensation” at page 55.

30	TELEDYNE TECHNOLOGIES INCORPORATED | 2026 Proxy Statement

Item 2 on Proxy Card — Ratification of Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm

The Audit Committee has appointed Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2026. Deloitte & Touche LLP has served as our independent registered public accounting firm effective May 1, 2015. The Audit Committee believes that Deloitte & Touche LLP is knowledgeable about our operations and accounting practices and is well qualified to act in the capacity of independent registered public accounting firm. The appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2026 is subject to the continued approval of the Audit Committee.

Although the appointment of an independent registered public accounting firm is not required to be approved by the stockholders, the Audit Committee and the Board of Directors believe that stockholders should participate in such selection through ratification. The proposal to ratify the Audit Committee’s appointment of Deloitte & Touche LLP will be approved by the stockholders if it receives the affirmative vote of a majority of the shares cast on the proposal by holders present virtually or represented by proxy at the meeting. Unless otherwise instructed, the individuals named as proxies in the proxy card will vote each proxy received by them in favor of ratifying the selection of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2026. If you specifically abstain from voting on the proposal, your shares will not affect the outcome of the vote. If the stockholders do not ratify the selection of Deloitte & Touche LLP, the Audit Committee will reconsider the appointment of Deloitte & Touche LLP as an independent registered public accounting firm. Notwithstanding the ratification of Deloitte & Touche LLP as our independent auditors, the Audit Committee, in its discretion, may direct the appointment of new independent auditors at any time during the year if the Audit Committee believes that such a change would be in the best interests of Teledyne and its stockholders. It is expected that representatives of Deloitte & Touche LLP will be present at the meeting and will have an opportunity to make a statement and respond to appropriate questions.

The Board of Directors Recommends

a Vote FOR Ratification of the Appointment

of Deloitte & Touche LLP as the

Company’s Independent Registered Public Accounting Firm.

Fees Billed by Independent Registered Public Accounting Firm

The following table sets forth fees billed by Deloitte & Touche LLP for professional services rendered for the 2025 fiscal year and for the 2024 fiscal year (in thousands).

	2025	2024

Total Audit Fees(1)	$7,253	$6,519

Total Audit-Related Fees(2)	$99	$19

Tax Fees(3)	$776	$944

All Other Fees(4)	$2	$2

Total	$8,130	$7,484

(1)

Aggregate fees billed for professional services rendered for the audit of our annual financial statements and internal control pursuant to Section 404 of the Sarbanes-Oxley Act of 2002, for statutory audits of certain subsidiaries, for the reviews of financial statements included in our quarterly reports on Form 10-Q and accounting consultations on matters reflected in the financial statements.

(2)	Fees primarily related to employee benefit plan audits.
(3)	Tax fees related to U.S. Federal and State compliance services and tax advisory services for our U.S. and foreign subsidiaries.
(4)	Fees for the Company’s subscription to Deloitte’s online accounting and reporting technical library.

TELEDYNE TECHNOLOGIES INCORPORATED | 2026 Proxy Statement	31

Item 2 on Proxy Card — Ratification of Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm (continued)

Guidelines Regarding External Auditing Firms

Our Audit Committee has adopted guidelines relating to the rendering of services by external auditors. The principal terms are as follows:

Pre-Approval of Audit Services. The guidelines require the approval of the Audit Committee prior to retaining any firm to perform any Audit Services. “Audit Services” include the services necessary to audit our consolidated financial statements for a specified fiscal year and the following audit and audit-related services: (a) Statement on Auditing Standards No. 71 quarterly review services; (b) regulatory and employee benefit plan financial statement audits; and (c) compliance and statutory attestation services for our subsidiaries. Subject to limited exceptions, the policies further provide that the Audit Committee must pre-approve the engagement of our independent registered public accounting firm to provide any services other than Audit Services. The Chair of the Audit Committee may, however, pre-approve the engagement of our independent registered public accounting firm for such non-audit services to the extent the fee is reasonably expected to be less than $150,000. Pre-approval will not be required for de minimis services if (i) the costs of such services in the aggregate are less than $150,000 or 5% of the total fees of our independent registered public accounting firm, whichever is lesser during such fiscal year; (ii) such services were not recognized by us at the time of the engagement to be non-audit services; and (iii) such services are promptly and subsequently approved by the Audit Committee or the Chair of the Audit Committee (if reasonably expected to be less than $150,000 or 5% of the total fees of our independent registered public accounting firm, whichever is lesser) prior to completion of the audit.

Executive Relationship Limitation. The guidelines provide that no firm shall perform for us any Audit Service if the Company’s Chief Executive Officer, Chief Financial Officer, Controller, Chief Accounting Officer, or any person serving in an equivalent position for the Company, was employed by that firm and participated in any capacity in the Company’s audit during the one-year period preceding the date of the initiation of the audit.

Non-Audit Services Limitations. If the fee for any non-audit services is reasonably expected to be $350,000 or more, we must seek at least one competing bid from another firm prior to engaging our independent registered public accounting firm, unless there are exceptional circumstances or if it relates to the public offering of our securities. Management will determine whether awarding the assignment to our independent registered public accounting firm would be advantageous to us because our independent registered public accounting firm could utilize its deeper knowledge of the Company to do a more efficient and effective job than another provider of services or could perform the services for a lower fee. While price will be a factor in evaluating competing proposals, professional competence, client service and experience in handling similar matters are also key factors. Prior to retaining our independent registered public accounting firm to perform services other than Audit Services, management will consider whether such retention could impair our independent registered public accounting firm’s independence.

The guidelines prohibit us from engaging our independent registered public accounting firm to perform any of the following non-audit services or other services that the Public Company Accounting Oversight Board determines by regulation to be prohibited: bookkeeping or other services related to accounting records or financial statements; financial information systems design and implementation; appraisal or valuation services, fairness opinions, or contribution-in-kind reports; actuarial services; internal auditing outsourcing services; management functions or human resources; broker or dealer, investment advisor, or investment banking services; individual tax services to executives; roles that involve financial reporting responsibility; or legal services and expert services unrelated to the audit.

Hiring Limitation. To avoid appearances of conflicts of interest, we will not hire before a one-year cooling-off period into either a finance function or an audit function personnel of our independent registered public accounting firm who are at the level of partner, principal or manager if such person worked on the audit of our consolidated financial statements during the fiscal year just ended or if such person is working on the audit of our consolidated financial statements for the current fiscal year.

32	TELEDYNE TECHNOLOGIES INCORPORATED | 2026 Proxy Statement

Item 2 on Proxy Card — Ratification of Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm (continued)

Audit Partner Rotation. The guidelines provide that neither the lead or coordinating partner of our independent registered public accounting firm having primary responsibility for our audit, nor the partner responsible for reviewing our audit, shall perform Audit Services for the Company for more than five consecutive fiscal years. An audit director can perform Audit Services for up to seven consecutive fiscal years.

On a quarterly basis in executive session, management and our independent registered public accounting firm review with the Audit Committee all audit, non-audit and tax services that the firm provides to us. For 2025, all audit and non-audit services rendered by our independent registered public accounting firm were pre-approved in accordance with our policies.

In making its recommendation to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the 2026 fiscal year, the Audit Committee considered whether the provision of non-audit services by Deloitte & Touche LLP is compatible with maintaining Deloitte & Touche LLP’s independence.

TELEDYNE TECHNOLOGIES INCORPORATED | 2026 Proxy Statement	33

Audit Committee Report

The following report of the Audit Committee is included in accordance with SEC rules and regulations. It does not constitute “soliciting material,” is not deemed “filed” with the SEC and is not incorporated by reference into any of our filings under the Exchange Act.

Report of the Audit Committee

The following is the report of the Audit Committee with respect to the audited financial statements for the fiscal year ended December 28, 2025 (the “Financial Statements”) of Teledyne Technologies Incorporated and its consolidated subsidiaries (the “Company”).

The responsibilities of the Audit Committee are set forth in the Audit Committee Charter, as amended and restated effective January 20, 2026, which has been adopted by the Board of Directors. The Audit Committee is comprised of eight directors. The Company’s Board of Directors has determined that each member of the Audit Committee is independent in accordance with the applicable rules of the New York Stock Exchange. The Board of Directors has also determined that at least one director has “financial management expertise” under New York Stock Exchange listing standards and that Simon M. Lorne is an “audit committee financial expert” within the meaning of the Securities and Exchange Commission regulations.

Management is responsible for the preparation, presentation and integrity of the Company’s financial statements, the Company’s internal controls and financial reporting process and the procedures designed to assure compliance with accounting standards and applicable laws and regulations. Deloitte & Touche LLP (“Deloitte & Touche”), the Company’s independent registered public accounting firm, is responsible for performing an independent audit of the Company’s Financial Statements and expressing an opinion as to their conformity with generally accepted accounting principles. The Audit Committee reviewed and discussed the Company’s Financial Statements with management and Deloitte & Touche and discussed with Deloitte & Touche the matters required to be discussed by the Public Company Accounting Oversight Board and the Securities and Exchange Commission. The Audit Committee has received written disclosures and the letter from Deloitte & Touche required by applicable requirements of the Public Company Accounting Oversight Board regarding Deloitte & Touche’s communication with the Audit Committee concerning independence and has discussed with Deloitte & Touche its independence.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not, and do not represent themselves to be, performing the functions of auditors or accountants. Members of the Audit Committee may rely without independent verification on the information provided to them and on the representations made by management and Deloitte & Touche. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Company’s auditors are in fact “independent.”

Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the Financial Statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 28, 2025, for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Board of Directors:

  Simon M. Lorne, Chair

  Laura A. Black

  Kenneth C. Dahlberg

  Michelle A. Kumbier

  Robert A. Malone

  Vincent J. Morales

  Jane C. Sherburne

  Michael T. Smith

February 17, 2026

34	TELEDYNE TECHNOLOGIES INCORPORATED | 2026 Proxy Statement

Item 3 on Proxy Card — Advisory Resolution on Executive Compensation

In accordance with Section 14A of the Exchange Act, we are asking stockholders to approve on an advisory basis a resolution on the Company’s executive compensation as reported in this Proxy Statement. As described below in the “Compensation Discussion and Analysis” section of this Proxy Statement, our executive compensation program is designed to attract and retain high quality executives and to align the interests of management with the interests of stockholders by rewarding both short- and long-term performance.

We urge stockholders to read the “Compensation Discussion and Analysis” below, which describes in more detail how our executive compensation policies and procedures operate and are designed to achieve our compensation objectives, as well as the Summary Compensation Table and related compensation tables and narratives which provide detailed information on the compensation of our named executives. The Personnel and Compensation Committee believes that the policies and procedures articulated in the “Compensation Discussion and Analysis” are effective in achieving our goals and that the compensation of our named executives reported in this Proxy Statement has supported and contributed to the Company’s success.

We are asking stockholders to approve the following advisory resolution at the 2026 Annual Meeting:

RESOLVED, that the compensation paid to the Company’s named executive officers during 2025, as disclosed pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the Summary Compensation Table and the related compensation tables and narrative in the Proxy Statement for the Company’s 2026 Annual Meeting of Stockholders, is hereby APPROVED, on an advisory basis.

This advisory resolution, commonly referred to as a “say on pay” resolution, is not binding on the Board of Directors or the Company. Although non-binding, the Board and the Personnel and Compensation Committee will carefully review and consider the voting results when evaluating our executive compensation program.

The proposal to adopt the advisory resolution set forth above will be approved by the stockholders if it receives the affirmative vote of a majority of the shares cast by those holders present virtually or represented by proxy at the meeting. If you sign and return your proxy card, your shares will be voted (unless you indicate to the contrary) to approve the advisory resolution. Abstentions and broker non-votes will each be counted as present for purposes of determining a quorum but will not have any effect on the outcome of the proposal.

At the 2023 Annual Meeting of Stockholders, our stockholders voted in a non-binding advisory vote in favor of holding an advisory “say on pay” vote on an annual basis, which our Board of Directors approved. Therefore, we currently expect our next say on pay proposal (after the vote on this Item 3) will be held at our next annual meeting in 2027.

The Board of Directors Recommends

a Vote FOR Approval of the Advisory Resolution

on Executive Compensation.

TELEDYNE TECHNOLOGIES INCORPORATED | 2026 Proxy Statement	35

Item 4 on Proxy Card — Amendment and Restatement of our Restated Certificate of Incorporation to Adopt a Stockholder Right to Call Special Meetings

We are asking our stockholders to approve an amendment and restatement of the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”). This amendment, referred to as the “Special Meeting Amendment,” would allow stockholders holding no less than 25% of the combined voting power of all outstanding voting securities of the Company the right to call a special meeting of stockholders, subject to the requirements and procedures set forth in the Company’s Bylaws, as now or hereinafter in effect. This description of the Special Meeting Amendment is qualified in its entirety by the full text of the proposed Amended and Restated Certificate of Incorporation, which is attached as Appendix A to this Proxy Statement.

Background

At the Company’s 2025 Annual Meeting of Stockholders, our stockholders voted on a stockholder proposal requesting that the Board take the steps necessary, in compliance with applicable laws, to amend the Company’s relevant governing documents to allow stockholders holding 10% of our capital stock the right to call special meetings. The proposal passed with the support of a majority of the votes cast at our 2025 Annual Meeting of Stockholders.

During 2025, Teledyne management met with several of our largest stockholders in order to discuss the proposal to allow stockholders to call special meetings. At these meetings, we heard from some of our largest stockholders as well as other long-term institutional stockholders that, while they voted in favor of the stockholder proposal allowing stockholders holding 10% of our capital stock the right to call special meetings, they would prefer to see the proposal implemented with a 20% to 25% threshold. Many other large stockholders of Teledyne communicated that they had opposed the proposal.

In our 2025 proxy statement, the Board recommended that stockholders vote against the stockholder proposal, explaining that the low threshold would be costly, disruptive and benefit only a small percentage of stockholders. The Board acknowledges, however, that stockholders have expressed a different view and, after talking with our stockholders and weighing these considerations, including a review of the Company’s peer group, the Board has determined that it is in the best interests of the Company and its stockholders to allow for stockholders holding 25% of the combined voting power of all outstanding voting securities of the Company the ability to call a special meeting of stockholders. The Board believes this threshold strikes the appropriate balance between ensuring that our stockholders have the ability to call a special meeting to act on extraordinary and urgent matters, while at the same time ensuring that any resulting disruption is justified by the support of more than a small proportion of stockholder interests.

The Board has approved amendments to the Bylaws (the “Bylaw Amendments”) to establish the procedural and disclosure requirements in connection with permitting stockholders who hold, in the aggregate, at least 25% of the combined voting power of all outstanding voting securities of the Company to call a special meeting of stockholders. The requirements set forth in Bylaw Amendments include that:

•

The requesting stockholder(s) must follow certain procedural requirements for requesting that the Company set a record date to determine whether the requesting stockholder(s) meet the share ownership requirement. Requesting stockholder(s) are required to hold their shares of common stock in record name to request a record date or sign a special meeting request.

•

Any record date or special meeting request must set forth information regarding, (1) the business proposed to be conducted at the meeting, (2) information about any director candidate nominated and (3) information with respect to the requesting stockholder(s), including the beneficial owner(s), if any, on whose behalf the proposal is made, provided that only the name, address and the number of shares held of record or beneficially held is required for any requesting stockholder who has provided the demand solely in response to a proxy solicitation made pursuant to the Exchange Act.

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Item 4 on Proxy Card — Amendment and Restatement of our Restated Certificate of Incorporation to Adopt a Stockholder Right to Call Special Meetings (continued)

•	A special meeting request will not be valid if:
•

The business proposed to be conducted at the meeting is identical or substantially similar to an item of business for which a record date was previously fixed, that is delivered between the 61st day after and the one-year anniversary of such record date;

•

An identical or substantially similar item of business was covered at the most recent annual meeting or at a special meeting held within one year prior to the date on which the request was received; or

•	An identical or substantially similar item of business is to be covered at a stockholder meeting called by the Board to be held within 90 days after the request is received.

The Board believes that the requirements described above are important to, among other things, avoid duplicative and unnecessary special meetings regarding matters recently considered by stockholders or that stockholders will imminently consider at an upcoming stockholder meeting. The effectiveness of the Bylaw Amendments is subject to the approval of the Special Meeting Amendment. This description of the Bylaw Amendments is qualified in its entirety by the full text of the proposed Bylaw Amendments, which are attached as Appendix B to this Proxy Statement. A redline of the current Bylaws showing the changes to implement the Bylaw Amendments, along with other conforming changes and modernizing updates, is attached to this Proxy Statement as Appendix C.

The Amended and Restated Certificate of Incorporation also includes other minor, non-substantive revisions to the Company’s Certificate of Incorporation, principally the integration of prior amendments into the Certificate of Incorporation and technical and conforming changes and modernizing updates. These revisions will not have a substantive impact on the rights of stockholders of the Company.

The Board has approved and recommends that the Company’s stockholders approve the Special Meeting Amendment as set out in Appendix A. If stockholders approve this proposal by the required vote, the Special Meeting Amendment will become effective upon the filing and effectiveness of the Special Meeting Amendment with the Secretary of State of the State of Delaware. The Board currently plans to file the Special Meeting Amendment as soon as reasonably practicable after receiving the required approval from the Company’s stockholders.

Vote Required; Board Recommendation

The approval of the Special Meeting Amendment to our Certificate of Incorporation requires the affirmative vote of the holders of a majority of the combined voting power of all outstanding voting securities of the Company entitled to vote generally in the election of directors of the Board of Directors of the Company, voting together as a single class. Abstentions and broker non-votes will have the effect of a vote against this proposal.

The Board of Directors Recommends a Vote FOR

the Amendment and Restatement of our Restated Certificate

of Incorporation to Adopt a Special Meeting Amendment.

TELEDYNE TECHNOLOGIES INCORPORATED | 2026 Proxy Statement	37

Item 5 on Proxy Card — Approval of Amended and Restated Teledyne Technologies Incorporated 2014 Incentive Award Plan

We are asking our stockholders to approve the proposed Amended and Restated Teledyne Technologies Incorporated 2014 Incentive Award Plan (the “Amended Plan”) which amends and restates the Company’s existing Amended and Restated 2014 Incentive Award Plan (the “First Amended Plan”). On January 20, 2026, based on the recommendation of the Personnel and Compensation Committee, the Board adopted the Amended Plan, subject to stockholder approval. The Amended Plan makes the following material changes to the First Amended Plan, as well as certain other administrative, clarifying and conforming changes:

•	Increases the number of shares available by 4,000,000 shares;
•

Provides that the aggregate number of shares available for issuance will be reduced by 2.45 shares (reduced from 2.93 shares under the First Amended Plan) for each share subject to an award other than a stock option or stock appreciation right (a “Full Value Award”) that is granted on or after the effective date of the Amended Plan, and that the number of shares available for issuance will be increased by 2.45 shares for each share subject to a Full Value Award granted on or after the effective date of the Amended Plan that again becomes available for grant pursuant to the terms of the Amended Plan;

•

Extends the term of the First Amended Plan, which otherwise would have expired on February 21, 2027, such that the Amended Plan would expire in 2036, on the 10th anniversary of its approval by the Company’s stockholders;

•

Eliminates the ability to grant performance-based cash bonuses under the Amended Plan, along with the $5,000,000 annual limit on the amount of cash payable to a participant in a calendar year pursuant to awards payable in cash, although such performance-based cash bonuses may be granted outside of the Amended Plan;

•	Increases the annual aggregate compensation limit for non-employee directors from $750,000 per director to $1,000,000;
•

Removes provisions required to grant performance awards that qualified for the now-repealed “performance-based compensation” deduction limit exception under former Section 162(m) of the Internal Revenue Code (the “Code”) and introduces flexibility with respect to the performance criteria that may be used for performance-based awards and the adjustments that may be made to such criteria; however, the Amended Plan maintains the same individual annual award limit on the number of award shares that may be granted to a participant in a calendar year that previously applied under the First Amended Plan;

•

Provides that the Board or the Personnel and Compensation Committee may delegate some or all of its authority to grant awards and take other actions under the Amended Plan to any individual or body, as permitted under the Delaware General Corporation Law;

•

Clarifies that the vesting of awards may be accelerated upon death, disability, termination of service or in connection with a change in control, notwithstanding the Amended Plan’s general one-year minimum vesting requirement, and that such accelerated awards will not be counted against the 5% of the share reserve that is not subject to the minimum vesting requirement;

•

Allows for the extension of the maximum 10-year term of a stock option or stock appreciation right for up to 30 days following a period during which exercise of such option or right would have violated applicable law; and

•	Authorizes the allocation of fractional share interests under awards under the Amended Plan to the extent approved by the Personnel and Compensation Committee.

The Board recommends a vote for the approval of the Amended Plan because it believes the Amended Plan is in the best interests of the Company and its stockholders.

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Item 5 on Proxy Card — Approval of Amended and Restated Teledyne Technologies Incorporated 2014 Incentive Award Plan (continued)

Background for our Request to Increase the Share Reserve

The Board believes that equity incentive awards are critical to attracting and retaining the most talented employees in our industry. The table below shows the number of options, time-based restricted stock unit awards (excluding cash-settled restricted stock unit awards), time-based restricted stock awards granted to non-employee directors, performance-based restricted stock and restricted stock unit awards granted, and the number of performance-based restricted stock unit awards earned or vested in each of the past three fiscal years.

Grants	2023	2024	2025

Options	—	67,003	67,722

Time-Based Restricted Stock Units*	2,292	67,193	71,813

Time-Based Restricted Stock Units Granted to Non-Employee Directors	4,190	4,680	4,395

Performance-Based Restricted Stock and Restricted Stock Units Granted	14,139	19,103	17,688

Performance-Based Restricted Stock and Restricted Units Earned/Vested	9,106	7,692	15,397

*	Excludes cash-settled restricted stock unit awards, of which 2,880 were granted in 2025, 3,148 were granted in 2024 and 24 were granted in 2023.

If stockholders do not approve the Amended Plan, the First Amended Plan will expire on February 21, 2027 and we will not be able to grant awards after that date. In its determination to approve the Amended Plan and the additional number of shares thereunder, our Board considered our historical award usage, modeling from proxy advisory services and advice from Exequity LLP, compensation consultant to the Personnel and Compensation Committee. Our Board also considered the dilution represented by the proposed number of available authorized shares under the Amended Plan plus the number of awards outstanding. On a fully diluted basis, this amount was approximately 12.23% as of December 28, 2025, the end of our most recent fiscal year, which we believe is reasonable potential equity dilution.

Based on our historical grant practices as well as advice from Exequity LLP, we estimate that the shares reserved for issuance under the Amended Plan would be sufficient to cover equity awards at least through 2035. We believe that the number of shares reserved for issuance under the Amended Plan and a fungible share ratio of 2.45 with respect to Full Value Awards granted on or after the effective date of the Amended Plan will provide us with the ability to attract and retain talent, as well as flexibility in determining the number and kinds of awards to issue. However, the amount of awards granted in the past is not necessarily indicative of the amount that may be granted in the future. The amount of future grants is not currently known and will depend on various factors that cannot be predicted, including but not limited to the market price of our common stock on the future dates of grant, the volatility of the stock, the growth of our employee population, and prevailing market conditions.

General

The Board has adopted, subject to stockholder approval, the Amended Plan for employees, consultants and members of the Board of the Company and its subsidiaries. The Amended Plan amends and restates the First Amended Plan, which as of December 28, 2025, the end of our 2025 fiscal year, had approximately 1.32 million shares available for issuance. The Amended Plan will become effective upon its approval by Company stockholders pursuant to the proposal in this Item 5.

The Amended Plan provides for the grant of stock options (both incentive stock options and nonqualified stock options), restricted stock, stock appreciation rights (“SARs”), dividend equivalents, stock payments, deferred stock and restricted stock units (“RSUs”) to eligible participants.

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Item 5 on Proxy Card — Approval of Amended and Restated Teledyne Technologies Incorporated 2014 Incentive Award Plan (continued)

A summary of the principal provisions of the Amended Plan is set forth below, and the summary is qualified in its entirety by reference to the full text of the Amended Plan, which is attached as Appendix D to this Proxy Statement. We encourage you to read the full Amended Plan carefully.

As of the end of our last fiscal year on December 28, 2025, our total shares outstanding was 46,185,578 and a total of 1,323,389 shares remained available for issuance under the First Amended Plan. As of December 28, 2025, 946,782 options were outstanding with a weighted average exercise price of $306.37 and a weighted average remaining term of 4.3 years. In addition, as of December 28, 2025, there was an aggregate of 173,727 Full Value Awards outstanding, including restricted stock awards, restricted stock units and performance-based restricted stock units.

Key Compensation Governance Features

The Amended Plan reflects a broad range of compensation and governance best practices, including the following key features:

•

Limit on Non-Employee Director Compensation. The sum of any cash compensation earned and the grant date fair value of all awards granted to any non-employee director during any calendar year may not exceed $1,000,000.

•	Minimum Vesting. The Amended Plan provides that awards will have a minimum one-year vesting period, except with respect to awards representing up to 5% of the shares available under the Amended Plan.

•

No Repricing. The Amended Plan prohibits the Administrator from, without stockholder approval: (i) amending any outstanding stock option or stock appreciation right to reduce its price per share, (ii) cancelling any stock option or stock appreciation right in exchange for cash or another award when the option or stock appreciation right price per share exceeds the fair market value of underlying shares, or (iii) replacing a stock option or stock appreciation right with an option or stock appreciation right with a lower price per share (other than in connection with certain corporate transactions).

•

Limits on Dividends and Dividend Equivalents. The Amended Plan requires that dividends or dividend equivalents payable in connection with any award be paid out only to the extent that the vesting conditions of the underlying award are satisfied. The Amended Plan also prohibits payment of dividend equivalents in connection with stock options or stock appreciation rights.

•

No Liberal Share Recycling. Shares will not be added back to the available pool of shares authorized under the Amended Plan when shares are (i) tendered or withheld in payment of the exercise price of a stock option, (ii) withheld for taxes, (iii) purchased with the proceeds of an option exercise or (iv) subject to a stock appreciation right but not issued upon settlement thereof.

•	No Discounted Options or SARs. The exercise price of any stock options or SARs must be at least equal to the fair market value of a share at grant.

•

Stockholder Approval is Required for Additional Shares. The Amended Plan does not contain an annual “evergreen” provision and instead authorizes a fixed number of shares, so that stockholder approval is required for any additional shares.

Stockholder Approval

If stockholders do not approve the proposal in this Item 5, the proposed additional shares will not become available for issuance, the Amended Plan will not become effective and the First Amended Plan will continue in full force and effect pursuant to its existing terms.

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Item 5 on Proxy Card — Approval of Amended and Restated Teledyne Technologies Incorporated 2014 Incentive Award Plan (continued)

Material Terms of the Amended Plan

Administration

Unless otherwise determined by the Board, the Amended Plan will be administered by the Personnel and Compensation Committee, which will consist solely of two or more non-employee directors (as defined in Rule 16b-3(b)(3) of the Exchange Act) who are also independent directors under New York Stock Exchange rules, except that with respect to awards granted to non-employee directors, the Nominating and Governance Committee of the Board will administer the Amended Plan (such applicable party, the “Administrator”). The Administrator may delegate to a committee of one or more directors or one or more Company officers or to any other person or body the authority to grant or amend awards under the Amended Plan to participants other than senior Company executives who are subject to Section 16 of the Exchange Act, provided that in no case may an individual delegate have authority to grant an award to him- or herself.

Unless otherwise determined by the Board, the Administrator will have the authority to administer the Amended Plan, including the power to (i) designate participants under the Amended Plan, (ii) determine the types of awards granted to participants under the Amended Plan, the number of such awards, and the number of shares of common stock subject to such awards, (iii) determine and interpret the terms and conditions of any awards under the Amended Plan, including the vesting schedule, exercise price, whether to settle, or accept the payment of any exercise price, in cash, common stock, other awards or other property, and whether an award may be cancelled, forfeited or surrendered, (iv) prescribe the form of each award agreement, and (v) adopt rules for the administration, interpretation and application of the Amended Plan.

Eligibility

Persons eligible to participate in the Amended Plan include all employees (including officers of the Company) and consultants of the Company and its subsidiaries and all members of the Board, as determined by the Administrator. As of February 17, 2026 approximately 15,870 employees and nine non-employee directors were eligible to participate in the Amended Plan. As of such date, no consultants received awards under the Amended Plan. No person is entitled to participate in the plan as a matter of right, nor does participation constitute assurance of continued employment or service.

Limitation on Awards and Shares Available

As of the effective date of the First Amended Plan on April 26, 2017, an aggregate of approximately 3,696,000 shares of our common stock was available for issuance under awards granted pursuant to the First Amended Plan. As of December 28, 2025, there were approximately 1.32 million shares available for issuance under the First Amended Plan. If the proposal in this Item 5 is approved, then the aggregate number of shares of common stock that may be issued or transferred under the Amended Plan will be the sum of (i) 4,000,000 shares and (ii) the number of shares which, as of the effective date of the Amended Plan, remain available for issuance under the First Amended Plan.

Under the First Amended Plan, the aggregate number of shares of common stock available for issuance was reduced by 2.93 shares for each share of common stock delivered in settlement of a Full Value Award, or by 2.22 shares for any Full Value Award granted prior to the effective date of the First Amended Plan. If the proposal in this Item 5 is approved, then the aggregate number of shares of common stock available for issuance under the Amended Plan will be reduced by (i) 2.93 shares for each share of common stock subject to a Full Value Award that is granted prior to the effective date of the Amended Plan under the First Amended Plan and (ii) 2.45 shares for each share of common stock subject to a Full Value Award that is granted on or after the effective date of the Amended Plan. The shares of common stock covered by the Amended Plan may be authorized but unissued shares, treasury shares or shares purchased in the open market.

Generally, shares of common stock subject to an award that terminates, expires or lapses for any reason are made available for issuance again under the Amended Plan. However, under the First Amended Plan, each share subject to a Full Value Award that terminated, expired, or lapsed for any reason increased the number of

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Item 5 on Proxy Card — Approval of Amended and Restated Teledyne Technologies Incorporated 2014 Incentive Award Plan (continued)

shares that could be issued under the First Amended Plan by 2.93 shares (or by 2.22 shares for any Full Value Award granted prior to the effective date of the First Amended Plan). If the proposal in this Item 5 is approved, then each share subject to a Full Value Award granted prior to the effective date of the Amended Plan under the First Amended Plan that terminates, expires, or lapses for any reason will increase the number of shares that can be issued under the Amended Plan by 2.93 shares, and each share subject to a Full Value Award granted on or after the effective date of the Amended Plan that terminates, expires, or lapses for any reason will increase the number of shares that can be issued under the Amended Plan by 2.45 shares. However, shares of common stock may not be optioned, granted or awarded again if it would prevent any stock option that is intended to qualify as an incentive stock option under Section 422 of the Code from so qualifying. In addition, shares issued in assumption of, or in substitution for, any outstanding awards previously granted by an entity in connection with a corporate transaction, and in certain cases, shares subject to awards granted using the remaining (converted) share reserve of an equity plan of a company acquired by the Company, will not be counted against the shares available for issuance under the Amended Plan.

The following shares will not be available for issuance again under the Amended Plan: (i) shares of common stock tendered or withheld to satisfy the exercise price pursuant to any stock option, (ii) shares of common stock tendered or withheld to satisfy the tax withholding obligation pursuant to any award settled in shares, (iii) shares of common stock that were subject to a stock-settled SAR that are not issued upon exercise of the SAR, and (iv) shares of common stock purchased on the open market with the cash proceeds from the exercise of options. The payment of dividend equivalents in cash in conjunction with outstanding awards will not be counted against the shares available for issuance under the Amended Plan.

The maximum number of shares of common stock that may be subject to one or more awards granted to any person pursuant to the Amended Plan during any calendar year is 750,000. In addition, under the Amended Plan, the sum of any cash compensation earned for non-employee director services and the grant date fair value of all awards granted to any non-employee director pursuant to the Amended Plan during any calendar year cannot exceed $1,000,000.

Subject to certain adjustment provisions in the Amended Plan, awards granted under the Amended Plan after its effective date may not vest earlier than the first anniversary of the grant date of the award; provided, however, that such minimum vesting provision will not apply to awards that result in the issuance of an aggregate of up to 5% of the shares available under the Amended Plan as of its effective date (the “Five Percent Pool”). Additionally, the Administrator may choose to accelerate the vesting of any award in connection with or following a holder’s death, disability, termination of service or the consummation of a change in control or to grant awards that contain rights to accelerated vesting in any of the foregoing circumstances, and in either case, any such vesting will not count against the Five Percent Pool.

Awards under the Amended Plan

The Amended Plan provides for grants of stock options (both incentive stock options and nonqualified stock options), restricted stock, SARs, dividend equivalents, stock payments, deferred stock, and RSUs. Each award must be evidenced by a written award agreement with terms and conditions consistent with the Amended Plan. Upon the exercise or vesting of an award, the exercise or purchase price must be paid in full by: cash or check; tendering shares of common stock with a fair market value at the time of exercise or vesting equal to the aggregate exercise or purchase price of the award or the exercised portion thereof, if applicable; delivery of a written or electronic notice that the holder has placed a market sell order with a broker with respect to shares then issuable upon exercise or vesting of an award, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the aggregate payments required, provided that payment of such proceeds is then made to the Company upon settlement of such sale; or by tendering other property acceptable to the Administrator. Any withholding obligations may be satisfied in the Administrator’s sole discretion by causing the Company to, or allowing a holder to elect to have the Company, withhold shares otherwise issuable under an award which are equal to the fair market value on the date of withholding or repurchase no greater than the aggregate amount of such liabilities based on the maximum

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Item 5 on Proxy Card — Approval of Amended and Restated Teledyne Technologies Incorporated 2014 Incentive Award Plan (continued)

individual statutory withholding rates for the applicable jurisdiction. For U.S. and non-U.S. federal, state and local tax reporting and withholding purposes, fair market value may be determined by the Administrator in accordance with uniform and nondiscriminatory standards adopted by it from time to time consistent with applicable law.

Stock Options. Stock options, including incentive stock options (as defined under Section 422 of the Code) and nonqualified stock options, may be granted pursuant to the Amended Plan. The exercise price of incentive stock options and nonqualified stock options granted pursuant to the Amended Plan will not be less than 100% of the fair market value of the common stock on the date of grant, unless incentive stock options are granted to any individual who owns, as of the date of grant, stock possessing more than 10% of the total combined voting power of all classes of Company stock (a “Ten Percent Owner”), in which case the exercise price of such incentive stock options will not be less than 110% of the fair market value of the common stock on the date of grant. Incentive stock options and nonqualified stock options may be exercised as determined by the Administrator, but in no event after (i) the fifth anniversary of the date of grant with respect to incentive stock options granted to a Ten Percent Owner, or (ii) the tenth anniversary of the date of grant with respect to incentive stock options granted to other employees and nonqualified stock options. To the extent permitted by applicable law, the Administrator may extend the maximum term of a nonqualified stock option as may be necessary to allow for the exercise of such nonqualified option for up to 30 days following a period during which the exercise would have violated an applicable federal, state, local or foreign law.

Restricted Stock. Restricted stock awards may be granted pursuant to the Amended Plan. A restricted stock award is the grant of shares of common stock at a price determined by the Administrator (including zero), that is subject to transfer restrictions and may be subject to substantial risk of forfeiture until specific conditions are met. Conditions may be based on continuing employment or achieving performance goals. During the period of restriction, participants holding shares of restricted stock may have full voting rights with respect to such shares. In addition, except in the event of certain transactions such as a spin-off, with respect to a share of restricted stock, dividends which are paid prior to vesting shall only be paid out to the holder to the extent that the applicable vesting conditions are subsequently satisfied and the share of restricted stock vests. The restrictions will lapse in accordance with a schedule or other conditions determined by the Administrator.

Stock Appreciation Rights. A SAR is the right to receive payment of an amount equal to (i) the excess of (A) the fair market value of a share of common stock on the date of exercise of the SAR over (B) the fair market value of a share of common stock on the date of grant of the SAR, multiplied by (ii) the aggregate number of shares of common stock subject to the SAR. Such payment will be in the form of cash, common stock or a combination of cash and common stock, as determined by the Administrator. The Administrator will determine the time or times at which a SAR may be exercised in whole or in part, provided that the term of any SAR will not exceed ten years. SARs granted under the Amended Plan may be coupled stock appreciation rights, which are related to a particular option and are exercisable only when and to the extent the related option is exercisable, or independent stock appreciation rights, which are unrelated to any option. To the extent permitted by applicable law, the Administrator may extend the maximum term of a SAR as may be necessary to allow for the exercise of such SAR for up to 30 days following a period during which the exercise would have violated an applicable federal, state, local or foreign law.

Restricted Stock Units. RSUs may be granted pursuant to the Amended Plan, typically without consideration from the participant. RSUs may be subject to vesting conditions including continued employment or achievement of performance criteria established by the Administrator. Like restricted stock, RSUs may not be sold or otherwise transferred or hypothecated until vesting conditions are removed or expire. Unlike restricted stock, the common stock underlying RSUs will not be issued until the RSUs have vested, and recipients of RSUs generally will have no voting rights prior to the time when vesting conditions are satisfied.

Dividend Equivalents. Dividend equivalents are rights to receive the equivalent value (in cash or common stock) of dividends paid on common stock. Dividend equivalents represent the value of the dividends per share of common stock paid by the Company, calculated with reference to the number of shares that are subject to

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Item 5 on Proxy Card — Approval of Amended and Restated Teledyne Technologies Incorporated 2014 Incentive Award Plan (continued)

any award held by the participant. Dividend equivalents are converted to cash or additional shares of common stock by such formula and at such time subject to such limitations as may be determined by the Administrator. In addition, with respect to an award, dividend equivalents which are paid prior to vesting shall only be paid out to the holder to the extent that the applicable vesting conditions are subsequently satisfied and the award vests. Dividend equivalents cannot be granted with respect to options or SARs.

Stock Payments. Stock payments include payments in the form of common stock, options or other rights to purchase common stock, which may be made in lieu of all or any portion of the compensation that would otherwise be paid to the participant. The number of shares will be determined by the Administrator and may be based upon performance criteria determined appropriate by the Administrator, determined on the date such stock payment is made or on any date thereafter. Unless otherwise provided by the Administrator, a holder of a stock payment shall have no rights as a Company shareholder with respect to such stock payment until such time as the stock payment has vested and the shares underlying the Award have been issued to the Holder.

Deferred Stock. Deferred stock may be awarded to participants and may be linked to any performance criteria determined to be appropriate by the Administrator. Common stock underlying a deferred stock award will not be issued until the deferred stock award has vested, pursuant to a vesting schedule or performance criteria set by the Administrator, and unless otherwise provided by the Administrator, recipients of deferred stock generally will have no rights as a shareholder with respect to such deferred stock until the time the vesting conditions are satisfied and the stock underlying the deferred stock award has been issued.

Performance-based Awards. Any of the awards that may be granted under the Amended Plan may be subject to achievement of performance goals based on criteria established by the Administrator, in its discretion. Such performance criteria may be determined on a GAAP or non-GAAP basis and may include, but are not limited to, any of the following criteria, as selected by the Administrator: (i) net earnings (either before or after (A) interest, (B) taxes, (C) depreciation and (D) amortization), (ii) gross or net sales or revenue (either including or excluding intercompany sales), (iii) net income (either before or after taxes), (iv) operating income or profit (earnings from continuing operations before interest and taxes), (v) cash flow (including, but not limited to, operating cash flow and free cash flow), (vi) return on assets, (vii) return on investment or working capital, (viii) return on stockholders’ equity, (ix) return on sales, (x) gross or net profit or operating margin, (xi) costs, (xii) funds from operations, (xiii) expense, (xiv) working capital and managed working capital (including as a percentage of revenue), (xv) earnings per share, (xvi) price per share of Common Stock (including total shareholder return and total shareholder return percentile ranking), (xvii) regulatory body approval for commercialization of a product, (xviii) implementation or completion of critical projects, (xix) market share, (xx) reductions in inventory, (xxi) inventory turns and on-time delivery performance, (xxii) levels of accounts receivable and inventory and (xxiii) economic value added (the amount, if any, by which net operating profit after tax exceeds a reference cost of capital), any of which may be measured with respect to any one or more of its subsidiaries and divisions and either in absolute terms or as compared to any incremental increase or decrease or as compared to results of a peer group or a business plan. The Administrator may, in its sole discretion, at the time of grant, or unless otherwise required by applicable law, at any time thereafter, specify in an award that one or more adjustments will be made to the applicable performance goal or goals to address various circumstances.

Transferability of Awards. Awards cannot be assigned, transferred or otherwise disposed of by a participant other than by will or the laws of descent and distribution, pursuant to a domestic relations order subject to the consent of the Administrator, to certain intervivos trusts, or pursuant to beneficiary designation procedures approved from time to time by the Administrator, in each case as permitted by the applicable award agreement. The Administrator may provide in any award agreement that an award (other than an incentive stock option) may be transferred to certain persons or entities related to a participant in the Amended Plan, including but not limited to members of the participant’s family. Such permitted assignees will be bound by and subject to such terms and conditions as determined by the Administrator.

Vesting and Exercise of Awards. Exercise and vesting terms of awards will be set forth in individual award agreements. At any time after granting an award, the Administrator may accelerate the vesting period.

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Clawback. All awards will be subject to any clawback policy implemented by the Company, including without limitation the Company’s Executive Compensation Recoupment (Clawback Policy), to the extent set forth in such clawback policy and/or in the applicable award agreement.

Repricing. The Administrator cannot, without the approval of the stockholders of the Company, authorize the amendment of any outstanding option or SAR to reduce its price per share, or cancel any outstanding option or SAR in exchange for cash or another award when the option or SAR price per share exceeds the fair market value of the underlying shares of common stock, other than in connection with certain corporate transactions. Further, other than in connection with certain corporate transactions, the Administrator cannot, without the approval of the stockholders of the Company, cancel an outstanding option or SAR in exchange for an option or SAR with an exercise price per share that is less than the exercise price per share of the original options or SAR. The Amended Plan does not prohibit the Administrator from amending any outstanding award to increase the price per share or from cancelling and replacing an award with the grant of an award having a price per share that is greater than or equal to the price per share of the original award or from cancelling an outstanding in-the-money option or SAR in exchange for cash or another award.

Adjustments to Awards

If there is a stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends), that affects the shares of common stock (or other securities of the Company) or the stock price of common stock (or other securities), then the Administrator will make equitable adjustments to the aggregate number and kind of shares that may be issued under the Amended Plan (including adjustments to award limits and adjustment of the manner in which Full Value Awards will be counted), the number and kind of shares subject to each outstanding award under the Amended Plan, the exercise price or grant price of any outstanding award (if applicable), the number and kind of shares for which automatic grants are made to new and continuing non-employee directors, and the terms and conditions of any outstanding awards (including any applicable performance targets or criteria). The Company may refuse to permit the exercise of any award during a period of 30 days prior to the consummation of any such transaction.

If there is any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or other unusual or nonrecurring transactions or events, the Administrator may, in its discretion:

•

provide for the termination of any award in exchange for an amount of cash (if any) equal to the amount that would have been attained upon the exercise of such award or realization of the participant’s rights;

•

provide for the replacement of any award with other rights or property selected by the Administrator in its sole discretion having an aggregate value not exceeding the amount that could have been attained upon exercise of such award or realization or the participant’s rights;

•	provide that any outstanding award cannot vest, be exercised or become payable after such event;
•	provide that awards may be exercisable, payable or fully vested as to shares of common stock covered thereby;
•

provide that any surviving corporation (or its parent or subsidiary) will assume awards outstanding under the Amended Plan or will substitute similar awards for those outstanding under the Amended Plan, with appropriate adjustment of the number and kind of shares and the prices of such awards; or

•

make adjustments (i) in the number and type of shares of common stock (or other securities or property) subject to outstanding awards and/or (ii) to the terms and conditions of (including the grant or exercise price) and the criteria included in, outstanding awards or future awards.

If there is a nonreciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split, spin-off, rights offering or recapitalization through a large, nonrecurring cash dividend, that affects the shares of common stock (or other securities of the Company) or the stock price of common stock (or other securities) and causes a change in the per share value of the common stock underlying outstanding awards, then the Administrator will make equitable adjustments to the number and type of securities subject to each outstanding award under the Amended Plan, and the exercise price or grant price of such outstanding award (if

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applicable). The Administrator will make other equitable adjustments it determines are appropriate to reflect such an event with respect to the aggregate number and kind of shares that may be issued under the Amended Plan and to the manner in which shares subject to Full Value Awards will be counted to the aggregate number of shares under the Amended Plan. The Company may refuse to permit the exercise of any award during a period of 30 days prior to the consummation of any such transaction.

Effect of a Change in Control

In the event of a change in control of the Company, except as otherwise may be provided in an award agreement, each outstanding award will continue in effect or be assumed or substituted by an equivalent award by the successor corporation or a parent or subsidiary of the successor corporation. If the successor corporation refuses to assume or substitute outstanding awards, the Administrator may cause any or all of such awards to become fully vested immediately prior to the consummation of such transaction. If an award is exercisable in lieu of assumption or substitution in the event of a change in control, the Administrator shall notify the holder that the award will be fully exercisable for a period of 15 days from the date of such notice (or such other period of time as determined by the Administrator) contingent on the occurrence of the change in control, and the award shall terminate on the change in control.

Amendment and Termination

The Administrator or the Board may terminate, amend, suspend or modify the Amended Plan at any time, in whole or in part; provided, however, that shareholder approval will be obtained (i) to increase the number of shares of common stock available under the Amended Plan or increase the previously described limitations on awards granted to any individual or the amount payable to any non-employee during any calendar year, (ii) to reduce the per share exercise price of any outstanding option or SAR, and (iii) to cancel any option or SAR in exchange for cash or another award when the option or SAR price per share exceeds the fair market value of the underlying shares of common stock or take any other action that would be a prohibited repricing, as described above. Generally, no amendment, suspension or termination of the Amended Plan shall, without the consent of the holder, materially impair any rights or obligations under any awards unless the award itself expressly provides or unless the Administrator determines that such action is necessary or advisable to comply with applicable laws.

Term of Amended Plan

In no event may any award be granted pursuant to the Amended Plan on or after the tenth anniversary of the effective date of the Amended Plan; provided, however, that in no event may an incentive stock option be granted after the 10th anniversary of January 20, 2026.

Non-Employee Director Stock Compensation

Our Board previously adopted administrative rules under the First Amended Plan related to non-employee director stock compensation, and has adopted similar rules which shall apply under the Amended Plan. The rules under the First Amended Plan reserved up to 200,000 shares of common stock for issuance to our non-employee directors in connection with our annual RSU grants as described below; however, this reservation of shares for non-employee director awards has been eliminated under the rules that will be effective under the Amended Plan and instead such non-employee director awards will be solely subject to the share reserve under the Amended Plan. Following each Annual Meeting of Stockholders, non-employee directors will receive RSUs valued at $210,000 (as of 2025). The RSUs will generally vest one year following the date of grant and will be settled in shares of common stock on the date of vesting unless a director has elected to defer settlement of the award until his or her separation from Board service. If an individual becomes a non-employee director on a date after an Annual Meeting of Stockholders, such non-employee director would receive an automatic RSU grant valued at $105,000 on the date of grant (as of 2025).

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Item 5 on Proxy Card — Approval of Amended and Restated Teledyne Technologies Incorporated 2014 Incentive Award Plan (continued)

Delegation of Authority

The Amended Plan provides that the Board or the Personnel and Compensation Committee may from time to time delegate to a committee of one or more members of the board or one or more officers of the Company or to any other person or body the authority to grant or amend awards or to take any other administrative actions permitted under the Amended Plan, subject to certain conditions and restrictions. In connection with the adoption of the Amended Plan, the Personnel and Compensation Committee delegated to our President and Chief Executive Officer and our Executive Chairman the authority to grant options and/or restricted stock units with respect to a pool of up to 75,000 shares of common stock under the Amended Plan, subject to stockholder approval of the Amended Plan and certain other limitations. This delegated authority is intended to be used to issue stock options and restricted stock units to facilitate acquisitions, to recognize promotions and achievements and to further employee retention in other circumstances. The Nominating and Governance Committee of the Board has been delegated authority to administer the administrative rules for non-employee director stock compensation under the Amended Plan.

Tax Withholdings

The Company and its subsidiaries have the authority and the right to deduct, withhold, or require an award holder to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes required by law to be withheld with respect to any taxable event concerning a holder arising as a result of the Amended Plan. The Administrator may in its discretion and in satisfaction of the foregoing requirement or in satisfaction of any additional tax withholding, cause the Company to, or allow a holder to elect to the have the Company, withhold shares otherwise issuable under an award (or may allow the surrender or shares) having a fair market value sufficient to satisfy the sums required to be withheld, determined at rates up to the maximum applicable rate.

Share Price

On March 2, 2026, the Record Date, the closing price of our common stock on the New York Stock Exchange was $  per share.

Fractional Share Interests

In the discretion of the Administrator, awards over fractional share interests may be granted and fractional share interests may be credited to a participants’ stock account through an arrangement facilitated by the Company’s designated stock plan broker.

New Plan Benefits

Other than as described above with respect to awards of RSUs to our non-employee directors, the number of awards that our named executive officers, directors, other executive officers and other employees may receive under the Amended Plan in the future will be determined in the discretion of the Board or Personnel and Compensation Committee or our Executive Chairman or President and Chief Executive Officer, as applicable, and none of the Board or the Personnel and Compensation Committee or our Executive Chairman or President and Chief Executive Officer has made any determination to make future grants to any persons under the Amended Plan as of the date of this Proxy Statement. Therefore, it is not possible to determine the future benefits that will be received by these participants under the Amended Plan, or the benefits that would have been received by such participants if the Amended Plan had been in effect in the fiscal year ended December 28, 2025.

Plan Benefits

The table below sets forth summary information concerning the number of shares of our common stock subject to equity awards granted to certain persons under the First Amended Plan and its predecessor, our original 2014 Incentive Award Plan (the “Original Plan”), since the effective date of the Original Plan on April 23, 2014 through December 28, 2025.

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Item 5 on Proxy Card — Approval of Amended and Restated Teledyne Technologies Incorporated 2014 Incentive Award Plan (continued)

Certain awards set forth in this table for the named executive officers were granted in 2025 and therefore also are included in the Summary Compensation Table and in the Grants of Plan-Based Awards Table set forth in this Proxy Statement and are not additional awards. Certain awards set forth in this table for the non-employee directors were granted in 2025 and therefore also are included in the Director Compensation Table set forth in this Proxy Statement and are not additional awards.

Robert Mehrabian, our Executive Chairman, received approximately 6% of the available shares under the First Amended Plan and the Original Plan.

	Stock Options	Restricted Stock	Stock Units(1)
George C. Bobb III President and Chief Executive Officer	67,638	6,355	3,144
Edwin Roks Former Chief Executive Officer	81,191	817	12,821
Stephen F. Blackwood Executive Vice President and Chief Financial Officer	50,294	5,223	3,127
Robert Mehrabian Executive Chairman	263,362	59,647	24,963
Jason VanWees Vice Chairman	84,304	7,321	6,846
Melanie S. Cibik Executive Vice President, General Counsel, Chief Compliance Officer and Secretary	81,849	7,336	2,975
Associate of any director, nominee for election as a director or executive officer(2)	13,355	—	390
All Current Executive Officers as a Group(3)	673,107	91,927	55,809
All Current Non-Executive Directors as a Group	20,685	—	41,829
Nominees for Election as a Director	—	—	8,041
All Directors and Employees as a Group	3,169,071	168,254	470,991

(1)	Consists of stock-settled Restricted Stock Units and shares issued under our Performance Share Plan.
(2)	Reflects awards granted to an employee who is the spouse of Mr. VanWees.
(3)	Includes one current executive officer who is not a named executive.

Material U.S. Federal Income Tax Consequences Associated with the Amended Plan

The following is a general summary under current law of the principal United States federal income tax consequences related to awards under the Amended Plan. This summary deals with the general federal income tax principles that apply and is provided only for general information. Some kinds of taxes, such as state, local and foreign income taxes and federal employment taxes, are not discussed. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality. This summary does not discuss all aspects of federal income taxation that may be relevant in light of a holder’s personal circumstances. This summary is not intended as tax advice to participants, who should consult their own tax advisors.

Non-Qualified Stock Options

If an optionee is granted a nonqualified stock option under the Amended Plan, the optionee should not have taxable income on the grant of the option. Generally, the optionee should recognize ordinary income at the time of exercise in an amount equal to the fair market value of the shares acquired on the date of exercise, less the

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Item 5 on Proxy Card — Approval of Amended and Restated Teledyne Technologies Incorporated 2014 Incentive Award Plan (continued)

exercise price paid for the shares. The optionee’s basis in the common stock for purposes of determining gain or loss on a subsequent sale or disposition of such shares generally will be the fair market value of our common stock on the date the optionee exercises such option. Any subsequent gain or loss will be taxable as a long-term or short-term capital gain or loss. We or our subsidiaries or affiliates generally should be entitled to a federal income tax deduction at the time and for the same amount as the optionee recognizes ordinary income.

Incentive Stock Options

A participant receiving incentive stock options (“ISOs”) should not recognize taxable income upon grant. Additionally, if applicable holding period requirements are met, the participant should not recognize taxable income at the time of exercise. However, the excess of the fair market value of the shares of our common stock received over the option exercise price is an item of tax preference income potentially subject to the alternative minimum tax. If stock acquired upon exercise of an ISO is held for a minimum of two years from the date of grant and one year from the date of exercise and otherwise satisfies the ISO requirements, the gain or loss (in an amount equal to the difference between the fair market value on the date of disposition and the exercise price) upon disposition of the stock will be treated as a long-term capital gain or loss, and we will not be entitled to any deduction. If the holding period requirements are not met, the ISO will be treated as one that does not meet the requirements of the Code for ISOs and the participant will recognize ordinary income at the time of the disposition equal to the excess of the amount realized over the exercise price, but not more than the excess of the fair market value of the shares on the date the ISO is exercised over the exercise price, with any remaining gain or loss being treated as capital gain or capital loss. We are not entitled to a tax deduction upon either the exercise of an ISO or upon disposition of the shares acquired pursuant to such exercise, except to the extent that the participant recognizes ordinary income on disposition of the shares.

Stock Appreciation Rights

The recipient of a SAR should generally not recognize taxable income on the grant of the SAR, but on exercise of the SAR, the cash or the fair market value of the shares received would be taxed as ordinary income. We or our subsidiaries or affiliates generally should be entitled to a federal income tax deduction at the time and for the same amount as the SAR holder recognizes ordinary income.

Restricted Stock

In general, a recipient of restricted stock should not be taxed on the grant or purchase of restricted stock that is subject to a “substantial risk of forfeiture” and that is non-transferable within the meaning of section 83 of the Code. However, when the restricted stock is no longer subject to the substantial risk of forfeiture (for example, when the restrictions lapse on a vesting date) or the shares become transferable, the recipient should recognize ordinary income equal to the fair market value of the common stock on the date the restrictions lapse or become transferable, less the amount paid, if any, for the restricted stock. A recipient of restricted stock may, however, make an election under section 83(b) of the Code to be taxed at the time of the grant or purchase on an amount equal to the fair market value of the common stock on the date of transfer, less the amount paid, if any, for the restricted stock. If a timely section 83(b) election is made, the recipient should not recognize any additional income as and when the restrictions applicable to the restricted stock lapses. We or our subsidiaries or affiliates generally should be entitled to a federal income tax deduction at the time and for the same amount as the restricted stockholder recognizes ordinary income.

Restricted Stock Units and Deferred Stock

A recipient of RSUs or a deferred stock award generally should not have ordinary income on grant of RSUs or deferred stock. When the shares of common stock are delivered under the terms of the award, the recipient should recognize ordinary income equal to the fair market value of the shares delivered, less any amount paid for the shares. We or our subsidiaries or affiliates generally should be entitled to a federal income tax deduction at the time and for the same amount as the RSU or deferred stock award holder recognizes ordinary income.

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Item 5 on Proxy Card — Approval of Amended and Restated Teledyne Technologies Incorporated 2014 Incentive Award Plan (continued)

Dividend Equivalents

A recipient of a dividend equivalent award generally will not recognize taxable income at the time of grant. However, when an award is paid, whether in cash or in shares of common stock, the recipient will recognize ordinary income equal to the value received. We or our subsidiaries or affiliates generally should be entitled to a federal income tax deduction at the time and for the same amount as the dividend equivalent recipient recognizes ordinary income.

Stock Payments

Stock payments. A recipient of a stock payment generally will recognize taxable ordinary income in an amount equal to the fair market value of the shares of common stock received. We or our subsidiaries or affiliates generally should be entitled to a federal income tax deduction at the time and for the same amount as the stock payment recipient recognizes ordinary income.

Section 162(m) of the Code

Section 162(m) denies a deduction to any publicly held corporation for compensation paid to “covered employees” in a taxable year to the extent that compensation paid to such covered employee exceeds $1 million. It is possible that compensation attributable to awards under the Amended Plan, when combined with all other types of compensation received by a covered employee from us, may cause this limitation to be exceeded in any particular year.

Section 409A of the Code

Certain types of awards under the Amended Plan may constitute, or provide for, a deferral of compensation subject to Section 409A of the Code. Unless certain requirements set forth in Section 409A of the Code are complied with, holders of such awards may be taxed earlier than would otherwise be the case (e.g., at the time of vesting instead of the time of payment) and may be subject to an additional 20% penalty tax (and, potentially, certain interest penalties and additional state taxes). To the extent applicable, the Amended Plan and awards granted under the Amended Plan are intended to be structured and interpreted in a manner intended to either comply with or be exempt from Section 409A of the Code and the Department of Treasury regulations and other interpretive guidance that may be issued under Section 409A of the Code. To the extent determined necessary or appropriate by the plan administrator, the Amended Plan and applicable award agreements may be amended to further comply with Section 409A of the Code or to exempt the applicable awards from Section 409A of the Code.

Vote Required

The proposal to adopt the Amended Plan will be approved by the stockholders if it receives the affirmative vote of a majority of votes cast by those holders present virtually or represented by proxy at the meeting. If you sign and return your proxy card, your shares will be voted (unless you indicate to the contrary) “For” the Amended Plan. If you abstain from voting on the proposal, your shares will not affect the outcome of the vote as abstentions are not considered votes cast. Broker non-votes are also not considered to be votes cast and therefore will not affect the outcome of the vote.

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Item 5 on Proxy Card — Approval of Amended and Restated Teledyne Technologies Incorporated 2014 Incentive Award Plan (continued)

Securities Authorized for Issuance under Equity Compensation Plans as of December 28, 2025

The following table summarizes information about our common stock that may be issued upon the exercise of options, warrants and rights under all of our equity compensation plans, as of December 28, 2025:

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights(a)		Weighted-Average Exercise Price of Outstanding Options, Warrants or Rights(b)		Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans [excluding securities reflected in column(a)]

Equity compensation plans approved by security holders:

Amended and Restated 2014 Incentive Award Plan	946,782	(1)	$306.37	(2)	1,323,389	(3)

Equity compensation plans not approved by security holders:

Employee Stock Purchase Plan(4)	—		—		1,000,000

Total	946,782		$306.37	(2)	2,323,389

(1)

Excludes 169,511 shares subject to stock-settled restricted stock unit awards issued to employees and directors, including performance-based restricted stock units assuming goals are met at the maximum performance target.

(2)	Does not include the securities described in footnote (1) above, which do not have an exercise price.

(3)

The number of shares available for future issuance (i) includes shares transferred from the predecessor Amended and Restated 2008 Incentive Award Plan and (ii) assumes the issuance of 169,511 shares subject to stock-settled restricted stock unit awards issued to employees and directors, including performance-

based restricted stock units assuming goals are met at the maximum performance target.

(4)

We maintain an Employee Stock Purchase Plan (commonly known as The Stock Advantage Plan) for eligible employees. It enables employees to invest in our common stock through automatic, after-tax payroll deductions, within specified limits. We add a 25% matching Company contribution up to $1,196 annually. Our contribution is currently paid in cash and the plan administrator purchases shares of our common stock in the open market. Historically, all shares used to fund the Employee Stock Purchase Plan have been purchased on the open market and no new shares have been issued.

The Board of Directors Recommends

a Vote FOR the Approval of the Adoption of the Amended and Restated

Teledyne Technologies Incorporated 2014 Incentive Award Plan.

TELEDYNE TECHNOLOGIES INCORPORATED | 2026 Proxy Statement	51

Other Business

We know of no business that may be presented for consideration at the meeting other than the five action items indicated in the Notice of Annual Meeting. If other matters are properly presented at the meeting, including a proposal to adjourn or postpone the meeting, the persons designated as proxies in your proxy card may vote at their discretion.

Following adjournment of the formal business meeting, stockholders will have an opportunity to submit questions about our Company and businesses. Questions will be answered after the meeting by following up directly with the stockholder of record or the registered beneficial owner. Please include your email address with your question so that we may follow up with you.

Stock Ownership Information

Five Percent Owners of Common Stock

The following table sets forth the number of shares of our common stock owned beneficially by each person or entity known to us to own beneficially more than five percent of our outstanding common stock. As of February 17, 2026, we had received notice that the individuals and entities listed in the following table are beneficial owners of five percent or more of our common stock. In general, “beneficial ownership” includes those shares that a person or entity has the power to vote or transfer, and options to acquire common stock that are exercisable currently or within 60 days. As of February 17, 2026, we had 46,310,264 shares outstanding.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
The Vanguard Group, Inc.
100 Vanguard Blvd Malvern, PA 19355	5,977,777(1)	12.9%
BlackRock, Inc.
50 Hudson Yards New York, NY 10001	4,126,878(2)	8.9%
T. Rowe Price Associates, Inc.
100 E. Pratt Street Baltimore, MD 21202	3,126,015(3)	6.8%

(1)

Based on an amendment to Schedule 13G filed with the SEC by The Vanguard Group, Inc. on January 30, 2026, reporting shared voting power with respect to 454,209 shares and shared dispositive power with respect to 5,977,777 shares.

(2)	Based on an amendment to Schedule 13G filed with the SEC by BlackRock, Inc. on January 25, 2024, reporting that it has sole voting power with respect to
3,803,373 shares, and sole dispositive power with respect to 4,126,878 shares.

(3)

Based on an amendment to Schedule 13G filed with the SEC by T. Rowe Price Associates, Inc. on August 14, 2025, reporting that it has sole voting power with respect to 2,974,411 shares and sole dispositive power with respect to 3,105,452 shares.

52	TELEDYNE TECHNOLOGIES INCORPORATED | 2026 Proxy Statement

Stock Ownership Information (continued)

Stock Ownership of Management

The following table shows, as of February 17, 2026, the number of shares of common stock beneficially owned by (i) our directors and named executives, and (ii) our directors and executive officers as a group, including shares as to which a right to acquire ownership exists (for example, through the exercise of stock options) within the meaning of Rule 13d-3(d)(1) under the Exchange Act. Certain shares beneficially owned by our officers and directors may be held in accounts with third party brokerage firms.

Beneficial Owner	Number of Shares		Percent of Class

George C. Bobb III	26,572	(1)	*

Edwin Roks	66,579	(2)	*

Stephen F. Blackwood	32,326	(3)	*

Robert Mehrabian	200,722	(4)	*

Jason VanWees	95,391	(5)	*

Melanie S. Cibik	45,897	(6)	*

Laura A. Black	—	(7)	*

Kenneth C. Dahlberg	19,203	(8)	*

Michelle A. Kumbier	2,101	(9)	*

Simon M. Lorne	61,445	(10)	*

Robert A. Malone	5,392	(11)	*

Vincent J. Morales	939	(12)	*

Jane C. Sherburne	3,969	(13)	*

Michael T. Smith	46,860	(14)	*

Wesley W. von Schack	10,583	(15)	*

All directors and executives as a group (16 persons)	627,721	(16)	1.3%

*	Less than one percent.

(1)

The amount includes 16,610 shares of our common stock underlying stock options exercisable within 60 days of February 17, 2026. Does not include 5,474 unvested Restricted Stock Units subject to forfeiture.

(2)

The amount includes 57,271 shares of our common stock underlying stock options exercisable within 60 days of February 17, 2026. Does not include 5,612 shares of unvested Restricted Stock units subject to forfeiture. Ownership information of Dr. Roks is as of April 28, 2025, his last date of service as Chief Executive Officer.

(3)

The amount includes 188 shares held in Teledyne’s 401(k) Plan based on information received as of January 2026 and 20,905 shares of our common stock underlying stock options exercisable within 60 days of February 17, 2026. Does not include 2,991 unvested Restricted Stock Units subject to forfeiture.

(4)

The amount includes 127,173 shares held by The Mehrabian Living Trust, of which Dr. Mehrabian and his wife are trustees, and 73,549 shares of our common stock underlying stock options exercisable within 60 days of February 17, 2026. Does not include 13,780 unvested Restricted Stock Units subject to forfeiture.

(5)

The amount includes 3,154 shares held in Teledyne’s 401(k) Plan based on information received as of January 2026 and 35,867 shares of our common stock underlying stock options exercisable within 60 days of February 17, 2026. Also includes the following shares held by Mr. VanWees’ spouse, beneficial ownership of which is disclaimed: 490 shares held directly by spouse, 1,605 held in Teledyne’s 401(k) Plan based on information as of January 2026, and 5,855 shares of our common stock underlying stock options exercisable within 60 days of February 17, 2026. Does not include 4,173 unvested Restricted Stock Units subject to

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Stock Ownership Information (continued)

forfeiture, 501 of which were awarded to Mr. VanWees’ spouse.

(6)

The amount includes 263 shares held in Teledyne’s 401(k) Plan based on information received as of January 2026 and 19,649 shares of our common underlying stock options exercisable within 60 days of February 17, 2026. Does not include 2,961 unvested Restricted Stock Units.

(7)	The amount does not include 183 unvested Restricted Stock Units subject to forfeiture.

(8)	The amount includes 18,735 shares held by the Dahlberg Family Trust. Does not include 468 unvested Restricted Stock Units.

(9)	The amount includes 1,713 shares of vested Restricted Stock Units. The amount does not include 468 unvested Restricted Stock Units.

(10)	The amount includes 2,912 shares of vested Restricted Stock Units. Does not include 468 unvested restricted stock units.

(11)	The amount does not include 468 unvested Restricted Stock Units.

(12)	The amount includes 939 shares of vested Restricted Stock Units. Does not include 468 unvested Restricted Stock Units.

(13)	The amount includes 2,418 shares held by the Jane Sherburne Revocable Trust and 1,551 shares of vested Restricted Stock Units. Does not include 468 unvested Restricted Stock Units.

(14)	The amount includes 200 shares owned by Mr. Smith’s wife, beneficial ownership of which is disclaimed. Does not include 468 unvested Restricted Stock Units.

(15)

The amount includes an aggregate of 7,935 shares held by the von Schack Revocable Trust and The Wesley von Schack Revocable Trust, and 2,180 shares of vested Restricted Stock units. Does not include 468 unvested Restricted Stock Units.

(16)

The amount includes 8,827 vested Restricted Stock Units and 234,808 shares of our common stock underlying stock options exercisable within 60 days of February 17, 2026. Does not include 41,152 unvested Restricted Stock Units. For 8,699 shares of the total, beneficial ownership is disclaimed. 160,021 shares of the total are held jointly and in trusts. The total also includes shares beneficially held by one Section 16 executive officer not listed on the table because she is not a named executive officer.

Phantom Shares. Prior to January 1, 2015, non-employee directors could elect to defer payment of up to 75% of their annual retainer fees and committee chair fees and 100% of their meeting fees under the Teledyne Technologies Incorporated Executive Deferred Compensation Plan (Deferred Compensation Plan). Non-employee directors could elect to have their deferred monies treated as though they are invested in our common stock (Teledyne Common Stock Phantom Fund). Deferrals to the Teledyne Common Stock Phantom Fund mirrored actual purchases of stock, but no actual stock is issued, and the award is settled in cash. There are no voting or other stockholder rights associated with the Teledyne Common Stock Phantom Fund. As of February 17, 2026, the following directors had the following number of phantom shares of common stock under the Deferred Compensation Plan: Simon M. Lorne — 1,049 phantom shares; and Michael T. Smith — 1,245 phantom shares.

Delinquent Section 16(a) Reports. The rules of the SEC require that we disclose late filings of reports of stock ownership (and changes in stock ownership) by our directors and statutory insiders. To the best of our knowledge, all of the filings for our directors and statutory insiders were made on a timely basis in 2025, with the exception of one filing inadvertently made one day late on January 28, 2025 by Mr. VanWees reporting vesting of restricted stock units issued to his spouse. Mr. VanWees disclaims beneficial ownership of securities held by his spouse.

54	TELEDYNE TECHNOLOGIES INCORPORATED | 2026 Proxy Statement

Executive and Director Compensation

Compensation Discussion and Analysis

This Compensation Discussion and Analysis (“CD&A”) provides a detailed description of our executive compensation philosophy and programs, the compensation decisions the Personnel and Compensation Committee (referred to as the “Committee” in this CD&A) has made under those programs, and the factors considered in making those decisions. This CD&A focuses on the compensation of our named executive officers (“NEOs” or “named executives”) for 2025, who are listed below and appear in the Compensation Tables beginning on page 79.

The following individuals represented our NEOs for 2025:

Name	Position at 2025 Fiscal Year End

George C. Bobb III	President and Chief Executive Officer

Edwin Roks	Former Chief Executive Officer

Stephen F. Blackwood	Executive Vice President and Chief Financial Officer

Robert Mehrabian	Executive Chairman

Jason VanWees	Vice Chairman

Melanie S. Cibik	Executive Vice President, General Counsel, Chief Compliance Officer and Secretary

All of our NEOs were corporate executives during 2025. Effective April 28, 2025, Mr. Bobb became Teledyne’s President and Chief Executive Officer. Prior to that he was President and Chief Operating Officer. Dr. Roks ceased being Teledyne’s Chief Executive Officer effective April 28, 2025 and served as special advisor to the Executive Chairman from April 28, 2025 through August 31, 2025.

Our Compensation Objectives and Core Principles

Our objective with respect to executive compensation is to attract and retain executives of the highest quality and to align the interests of management with the interests of stockholders by rewarding both short- and long-term performance. To this end, we are guided by the following principles:

Pay for Performance

The majority of NEO pay is at-risk and performance-based:

•

Other than base salary, all of our CEO’s 2025 pay was at-risk and/or tied to Company stock price.

•

NEO pay is tied to metrics based upon return to stockholders over time and the Company’s operating performance, including results against long-term growth targets.

Alignment with Stockholders	Our compensation programs align NEOs’ interests with those of our stockholders: • A majority of pay for our NEOs is tied to Company performance. • We maintain stock ownership guidelines for all NEOs.

Programs Drive Long-Term Growth	We invest in and reward talent with the greatest potential to drive the long-term growth of our Company, while holding NEOs accountable to the Company’s strategy and values.

TELEDYNE TECHNOLOGIES INCORPORATED | 2026 Proxy Statement	55

Compensation Discussion and Analysis (continued)

Checklist of Compensation Practices

What We Do	What We Don’t Do

✓  Pay for performance. We align pay and performance, with the majority of NEO pay “at-risk.”

✓  Maintain conservative compensation risk profile. Performance incentive awards are capped and there will be no payout if minimum performance goals are not achieved.

✓  Peer-based, market-informed compensation. Base salaries and other components of NEO compensation are informed by external market conditions, including peer group data provided by independent compensation consultants, and are approved by the Committee, which consists entirely of independent directors.

✓  Limited perquisites. Perquisites are minimal.

✓  Double-Trigger provisions in the event of a change in control. We include “double-trigger” change in control provisions in our NEOs’ severance agreements.

✓  Maintain robust stock ownership guidelines. We have stock ownership guidelines for key executive officers and directors.

✓  Company-adopted clawback policy. We have a formal policy related to the “clawback” of incentive compensation in the event of a financial restatement or in the event of a felony, willful misconduct, or breach of a fiduciary duty, or the commission of an act of fraud, embezzlement, or misappropriation. Our clawback policy covers incentive-based compensation, including time-based stock options and restricted stock units, and complies with the NYSE listing exchange rules.

  No guaranteed variable compensation. We do not guarantee bonuses, or equity awards, outside of certain negotiated, one-time new hire situations (no such situations existed for NEOs in 2025).

  No upward exercise of discretion. We have not exercised discretionary upward adjustment to incentive awards for individuals who were NEOs as of the grant date of such award.

  No discounting or repricing of underwater stock options. We have never re-priced stock options.

  No short selling, hedging, or pledging of Company stock. Our insider trading policy prohibits short sales of our stock and pledging or hedging of Company stock by directors and all employees who have been granted options to purchase the Company’s Common stock or granted awards of the Company’s common stock in the form of restricted stock or restricted stock units, including executive officers, in each case without prior advance approval from our Executive Vice President, General Counsel, Chief Compliance Officer and Secretary and the Vice President, Associate General Counsel and Assistant Secretary (no such advance approvals were granted to directors or NEOs in 2025).

  No excise or other tax gross-ups to executives in the event of a change in control. We do not provide executive officers with tax gross-ups related to change in control.

Highlights of 2025 Performance and Stockholder Return

2025 Financial Performance. 2025 was a record year for Teledyne: full-year sales, non-GAAP earnings per share and operating margin were all-time records.

Total Stockholder Return (“TSR”) Performance. The graph below shows Teledyne’s cumulative total stockholder return (i.e., price change plus reinvestment of dividends) on our common stock for the five fiscal years ending December 28, 2025, as compared to the Standard & Poor’s 500 Composite Index and the Standard & Poor’s 1500 Industrials. Teledyne is a stock component of the S&P 500. The graph assumes $100 was invested on December 31, 2020. In accordance with the rules of the SEC, this presentation is not incorporated by reference into any of our registration statements under the Securities Act.

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Compensation Discussion and Analysis (continued)

225
200
175
150
125
100
75
01/03/21
01/02/22
01/01/23
12/31/23
12/29/24
12/28/25

	01/03/21	01/02/22	01/01/23	12/31/23	12/29/24	12/28/25
Teledyne Technologies	100	111	102	114	120	132
S&P 1500 Industrials	100	122	114	138	163	193
S&P 500 Composite	100	129	105	133	169	199

Role of the Committee, Management, and Independent Compensation Consultant

The Personnel and Compensation Committee reviews and administers the compensation for our President and Chief Executive Officer and other members of senior management, including the NEOs. In the case of the President and Chief Executive Officer and the Executive Chairman, the compensation determinations made by the Committee are reviewed and approved by the entire Board of Directors.

In 2025, the Committee retained Exequity LLP (“Exequity”), an independent compensation consultant, to assist the Committee in fulfilling its responsibilities. The services that Exequity performed for Teledyne were related to executive and director compensation and advice in support of the proposed new Amended and Restated 2014 Incentive Award Plan and were primarily in support of decision-making by the Committee and, in the case of director compensation, the Nominating and Governance Committee. No other services were provided by Exequity for the Company during 2025. In January 2025 and January 2026, the Committee conducted an independence and conflict-of-interest assessment of its retention of Exequity, and no conflicts of interest were identified and the Committee determined that Exequity was independent. In reaching these conclusions, the Committee considered factors set forth in applicable rules promulgated by the SEC.

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Compensation Discussion and Analysis (continued)

The Committee is charged with the review and approval of the corporate goals and objectives relevant to NEO compensation, evaluating each NEO’s performance in light of those goals and objectives, and determining and approving each NEO’s compensation based on this evaluation. In 2025, Dr. Mehrabian worked with the Committee Chair in making compensation recommendations for the other NEOs and with our Executive Vice President, General Counsel, Chief Compliance Officer and Secretary and the Senior Vice President of Human Resources in establishing the agenda for the Committee.

2025 Executive Compensation Changes and Highlights

Effective April 28, 2025, George C. Bobb III was promoted to Teledyne’s President and Chief Executive Officer. As a result of his promotion, on and effective as of April 28, 2025, Teledyne’s Board of Directors increased Mr. Bobb’s annual base salary from $665,000 to $900,000 and his target opportunity for the 2025 AIP increased from 100% to 120% (on a prorated basis) and, on July 22, 2025, the Personnel and Compensation Committee and Board of Directors approved a one-time grant of 4,660 stock options to Mr. Bobb having a fair value of $1.0 million. The Personnel and Compensation Committee approved this one-time stock option award as a way to equalize the annual target compensation of Mr. Bobb with that of his predecessor, as at the time Mr. Bobb’s annual target compensation was approximately $1.0 million less than the annual target compensation of his predecessor after taking into account proration due to Mr. Bobb’s date of promotion.

In making these compensation changes, the Committee consulted with and received input from Exequity, the Committee’s independent compensation consultant.

Effective April 28, 2025, Dr. Roks’ service as Chief Executive Officer concluded at the request of Teledyne’s Board in connection with Teledyne’s succession planning and, on April 30, 2025, Teledyne and Edwin Roks negotiated a Retirement, Severance and General Release Agreement (the “Roks Agreement”), the terms of which are described below. The Board believes the severance benefits provided in the Roks Agreement are reasonable and in the best interest of the Company in light of Dr. Roks’ involuntary termination without cause and in order to ensure a smooth leadership transition. Under Teledyne’s incentive compensation plans, a participant is retirement eligible beginning at age 55 and consequently Dr. Roks’ departure was deemed to be a retirement in accordance with the terms of those plans.

Our Annual Incentive Plan (“AIP”) awards (short-term cash opportunity) to NEOs for 2025 were slightly lower than target. Payouts under our 2023-2025 Performance Plan and our 2023-2025 restricted stock unit awards were below target levels due to lower performance against our revenue, earnings and return to stockholder targets over the three-year performance period.

2025 “Say-on-Pay” Vote

At the Company’s 2025 Annual Meeting of Stockholders held on April 23, 2025, the non-binding advisory vote on executive compensation passed with an approval rate of 95.6% of the votes cast. The Committee believes this strong level of stockholder support reflects a continuing endorsement of our executive compensation policies and philosophy. In light of the stockholder support demonstrated by this “say-on-pay” vote result, the Committee made no changes to its approach to executive compensation in 2025. The Committee will continue to consider the outcome of the Company’s “say-on-pay” votes when making future compensation decisions for the NEOs.

Components of 2025 Executive Compensation Program

The Committee determines compensation for each of our senior executives, including our NEOs. The Committee sets target amounts for overall compensation and specific compensation components and determines the mix of short- and long-term compensation in part by benchmarking pay for each of the NEOs against compensation at peer group companies. The Committee also receives advice and assistance in setting compensation from Exequity. The below table shows the compensation components applicable to 2025 executive compensation, all of which are reviewed at least annually by the Committee.

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Compensation Discussion and Analysis (continued)

Component	Purpose	Design

Base salary (cash)	Reflects the experience of the NEO and expected day-to-day contributions; amounts are supported by competitive market data.	Designed to reward level of responsibility, experience, and market competitiveness.

Annual Incentive Plan awards (short-term cash opportunities)	Short-term, at-risk pay designed to motivate achievement of annual performance goals in support of our strategic priorities and annual business plan.	Payouts are based on achievement of pre-established performance metrics; designed principally to reward year-over-year growth and other financial objectives, with market-based targets set for NEOs.

Long-term incentive compensation (long- term equity and cash opportunities)

Long-term, at-risk pay designed to balance short-term at-risk pay, align the interests of executives with stockholders, support our strategic priorities and three-year strategic plan, encourage executive retention, and align our programs with market practices.

Our NEOs receive long-term compensation opportunities in three parts:

•

Stock options, to reward increases in stock price and aligns the benefit realized by stockholders;

•

A cash-based Performance Plan to reward performance for achieving long-term growth targets set forth in our strategic plan and increases in our stock price return relative to the S&P 500 index over a three-year performance period; and

•

Performance-based restricted stock unit awards, which are intended to align NEO compensation with our stock price return relative to the S&P 500 index over a three-year performance period.

Base Salary

Base salary is fixed cash compensation delivered in return for day-to-day job responsibilities, leadership skills and experience. The Committee annually reviews base salaries for our NEOs in October of each year and makes adjustments when appropriate based on market competitiveness, driven primarily by feedback from Exequity. The Committee may also make periodic adjustments in connection with promotions or changes in responsibility.

The base salary for each of our NEOs is generally targeted at the industry/market median for each of their respective comparable positions unless the Committee identifies sound reasons to vary significantly from industry medians, such as competitive factors for a particular executive’s skill set. The Committee’s judgment will always be the guiding factor in base salary determinations, as well as any other compensation issue. The principal factors considered in decisions to adjust base salary are changes in compensation in our general industry and at our peer group companies, our recent and projected financial performance, individual performance measured against pre-established goals and objectives, criticality of that executive’s role, level of experience and market demand.

Please see “2025 Compensation Decisions for Named Executive Officers” beginning on page 61 for 2025 base salary determinations for all of our NEOs.

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Compensation Discussion and Analysis (continued)

Annual Incentive Plan Awards

AIP award opportunities are expressed as a percentage of a participant’s base salary and based on the achievement of pre-defined performance measures, with up to a potential 200% of target payout in the case of significant over-achievement of such performance measures. No AIP bonus will be earned in any year unless operating profit is positive, after accruing for bonus payments, subject in each case to modification by the Committee. The majority of the AIP award is based on Teledyne’s achievement of certain financial performance goals, with a smaller portion tied to the achievement of pre-established individual goals.

For 2025, 40% of AIP awards were tied to the achievement of predetermined levels of adjusted income before taxes, 25% to the achievement of predetermined levels of adjusted revenue, 15% to the achievement of predetermined levels of managed working capital as a percentage of revenue and 20% to the achievement of specified individual performance objectives. These predetermined levels may vary by business unit. In addition, per the Committee’s policy, downward (but not upward) discretionary adjustments are allowed with respect to AIP awards granted to NEOs.

See “2025 Compensation Decisions for Named Executive Officers” beginning on page 61 for details of the 2025 AIP awards paid to each of our NEOs.

Long-Term Incentive Compensation

The Company grants long-term incentive compensation to reward long-term performance and align the interests of key employees, including the NEOs, with Company stockholders.

Long-term incentive compensation consists of three components: stock options, a three-year cash-based Performance Plan and a performance-based restricted stock unit award program. We believe that the incentives provided by our long-term incentive compensation programs are consistent with our compensation goals of employee retention, rewarding executives for long-term operating performance and incentivizing executives for long-term increases in our stock price, both in absolute terms and as compared to the broader market. We believe the three-year vesting or performance period of our long-term incentive compensation awards is consistent with market practice and our overall compensation objectives.

Stock Options. Stock options provide our employees, including NEOs, with the opportunity to participate in stockholder value created as a result of stock price appreciation, which furthers our objective of aligning the interests of management with the interests of our stockholders.

All stock options granted are non-qualified stock options, vest ratably at a rate of one-third per year from the date of grant and have a term of ten years. A description of the treatment of stock options upon termination of employment can be found under the heading “Potential Payments Upon Termination or a Change in Control” on page 91 of this Proxy Statement.

Performance Plan. Performance Plan awards are scalable and are intended to reward NEOs to the extent we achieve specific pre-established financial performance goals and achieve certain levels of long-term return to stockholders relative to a broader market index. Forty percent of the award is based on the achievement of specified levels of adjusted income before taxes (aggregated over three years), 30% on the achievement of specified levels of revenue (aggregated over three years), and 30% on the achievement of specified levels of total stockholder return relative to the S&P 500 Index. The performance award is expressed as a percentage of the participant’s base salary as of the date that the award is granted. Performance Plan awards have a three-year performance period, with cash payouts, if any, made following the end of the three-year performance period.

Performance-Based Restricted Stock Unit Award Program. The performance-based restricted stock unit award program provides for grants of performance-based restricted stock units, generally each calendar year, to

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Compensation Discussion and Analysis (continued)

NEOs based on an aggregate value equal to a percentage of each recipient’s annual base salary as of the date of the grant, unless otherwise determined by the Committee. The restricted stock units are subject to both time-based and performance-based restrictions. In general, the restricted period for each award of performance-based restricted stock units extends from the date of the grant to the third anniversary of such date, with the restrictions lapsing in full on the third anniversary from the date of grant, subject to achievement of performance goals. Performance conditions compare Teledyne’s total stockholder return over the three-year period relative to the S&P 500 Index.

See “2025 Compensation Decisions for Named Executive Officers” beginning on page 61 for details of the 2025 long-term incentive awards granted to each of our NEOs.

Peer Group Comparisons

Our comparative peer group is representative of companies similar in size to us that operate in the industries in which we compete, specifically: digital imaging, instrumentation, aerospace and defense electronics and systems engineering. Such peer group is not used for the purposes of the performance graph included in the “Highlights of 2025 Performance and Stockholder Return” section above and in our Annual Report. To provide benchmark data for those jobs not matched to positions in the peer group, data from other published survey sources was used as additional reference, including the Radford executive compensation survey.

The peer group used by the Committee to provide benchmark information for 2025 pay decisions was comprised of the following companies:

Agilent Technologies, Inc. Ametek Inc. Bruker Corporation Fortive Corporation Garmin Ltd. Howmet Aerospace Inc. IDEX Corporation Keysight Technologies, Inc.	Mettler-Toledo International, Inc Revvity, Inc. Teradyne Inc. TransDigm Group Incorporated Trimble, Inc. Waters Corporation Xylem, Inc. Zebra Technology Corporation

The Committee reviews the peer group on an annual basis, with assistance from Exequity. At the time our peer group was last reviewed by the Committee in July 2025, our peer group contained companies having median revenues (trailing twelve months) and median market capitalizations of $5.1 billion and $23.9 billion, respectively, compared with Teledyne’s revenues (trailing twelve months) and market capitalization of $5.7 billion and $23.4 billion, respectively. In assessing executive compensation, the Committee also reviews third party survey data collected from a broader industry group consisting of companies similar in size to understand what an executive with comparable responsibility to a Teledyne executive would earn in the broader industry. The companies in the general industry group have annual revenues of between $3.0 billion and $10 billion and the general industry group excludes financial organizations.

2025 Compensation Decisions for Named Executive Officers

Our compensation program is designed to provide competitive levels of pay opportunity and align NEO pay with internal performance objectives and stockholder value creation, while motivating and retaining talent. In October of each year the Committee, with assistance from Exequity, reviews and compares each NEO’s pay to various market data points for that NEO’s position. The Committee is guided by market benchmark information in setting compensation levels and determining the mix of cash and non-cash compensation. It typically aims to set pay at the 50th percentile, but this positioning may vary when appropriate based on an executive’s experience, performance, tenure, criticality of role, and variance from standard benchmarks. The Committee will consider the amount of prior salary increases, AIP awards, and long-term compensation awards as factors in determining compensation for the current period.

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Compensation Discussion and Analysis (continued)

For purposes of this review, the Committee considers an executive’s total targeted annual compensation to be the sum of current year base salary, target bonus levels, the aggregate fair value of stock options granted during the fiscal year, the target value of performance-based restricted stock units granted during the fiscal year and the target value of Performance Plan awards. The analysis seeks to identify market levels of typical annual pay opportunity associated with normal pay programs. A consistent approach to quantifying pay opportunities is applied to peer companies and the Company to ensure accurate and meaningful comparisons.

Mix of 2025 Compensation

The following table shows the allocation of 2025 compensation among base salary, target AIP awards, and target long-term compensation for Mr. Bobb, our President and Chief Executive Officer during 2025, and all other NEOs as a group (excluding Dr. Roks). We believe this allocation emphasizes our focus on variable, rather than fixed, pay.

	George C. Bobb III	Other Named Executives

Base salary	18%	21%

2025 AIP bonus (at target)	22%	23%

2025 long-term compensation (at target)	60%	57%

The table below summarizes the target award opportunity of each component of short- and long-term compensation as a percentage of base salary for each NEO (other than Dr. Roks) at fiscal year end (excluding one-time awards, including the one-time stock option award made to Mr. Bobb in 2025).

Name	AIP	Stock Options	Performance Plan	Performance- Based RSUs
George C. Bobb III	120%	110%	100%	100%
Stephen F. Blackwood	80%	85%	80%	80%
Robert Mehrabian	150%	100%	100%	100%
Jason VanWees	100%	100%	100%	100%
Melanie S. Cibik	80%	85%	80%	80%

2025 Base Salary

Base salaries are generally reviewed and set by the Committee in October of each year. Base salaries are also reviewed at the time of a promotion or other changes in responsibilities. In April 2025, the Committee, with input from Exequity, made additional changes to the compensation of the NEOs to better approximate the median total target compensation for peer group and general industry benchmarking data. In particular, Mr. Blackwood’s total target compensation was more than 30% below the peer group and general industry benchmark medians prior to the adjustments made by the Committee. The table below shows NEO base salaries at the end of 2025 and 2024 and reflects the promotion of Mr. Bobb to President and Chief Executive Officer effective April 28, 2025. The table below excludes Dr. Roks, who was not employed by Teledyne as of the end of 2025; his annual base salary for 2025 was $900,000.

Name	2025 Base Salary	2024 Base Salary	% Change
George C. Bobb III	$900,000	$640,000	40.6
Stephen F. Blackwood	$640,000	$520,000	23.1
Robert Mehrabian	$1,100,000	$1,100,000	—
Jason VanWees	$595,000	$575,000	3.5
Melanie S. Cibik	$585,000	$555,000	5.4

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Compensation Discussion and Analysis (continued)

Short-Term Incentives

Annual Incentive Plan

In January 2025, the Committee set AIP award opportunities based on the following parameters:

Award Component	Weighting

Adjusted income before taxes*	40%

Adjusted revenue*	25%

Managed working capital as a percentage of sales (“MWC”)**	15%

Individual performance objectives	20%

Total	100%

*	For purposes of determining adjusted income before taxes and adjusted revenue for AIP, we adjust the corresponding GAAP amounts for certain intercompany sales and certain tax items.

**

MWC is calculated utilizing a 13-month average of managed working capital commencing with December of the previous year divided by GAAP revenue (for segment executives, we adjust revenue for certain intercompany sales). Managed working capital is comprised of the net balance of the following balance sheet accounts: gross receivables, unbilled costs, advance payments offset to unbilled accounts receivables, gross inventory, accounts payable, customer advance payments and deferred revenue.

Target amounts are typically derived from our annual business plan, which is presented to and approved by our Board of Directors in January of each year.

We chose adjusted income before taxes, adjusted revenue and MWC as the corporate performance components of the 2025 AIP award because we believe these measures are key objective indicators of our year-over-year financial performance. The use of adjusted revenue and adjusted income before taxes is designed to encourage profitable growth, while the use of MWC is designed to promote operational efficiency. (A lower MWC percentage represents greater operational efficiency than a higher one.)

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Compensation Discussion and Analysis (continued)

Generally, AIP awards for NEOs are based on overall corporate results. Each of the performance measures allows for participants to earn between zero and 200% of the target, with the overall weighting emphasizing profitable growth that exceeds our business plan. Adjusted income before taxes serves as an absolute threshold for the entire AIP. Both the adjusted income before taxes and adjusted revenue components are further weighted so that performance above the target is rewarded proportionally better than performance below the target, as more fully described below:

Adjusted income before taxes

•

If actual performance equals or exceeds 120% of target, the component is weighted by multiplying the percentage by two (200%).

•

If actual performance is less than 75% of target, no amounts will be paid out and the AIP awards will be forfeited, unless otherwise determined by the Committee.

•

To the extent actual performance falls between 75% and 120% of target, the multiplying factor is adjusted proportionally (i.e., a reduction of 3% for each percentage point that actual performance falls below 100% and an increase of 5% for each percentage point that actual performance is above 100%).

Adjusted revenue

•

If actual performance equals or exceeds 120% of target, the component is weighted by multiplying the percentage by two (200%).

•

If actual performance is less than 67% of target, the component is given a weighting of 0%.

•

To the extent actual performance falls between 67% and 120% of target, the multiplying factor is adjusted proportionally (i.e., a reduction of 3% for each percentage point that actual performance falls below 100% and an increase of 5% for each percentage point that actual performance is above 100%).

MWC

•

If actual performance is equal to or greater than 110% of target, the component is weighted by multiplying the percentage by two (200%).

•

If actual performance is equal to or less than 85% of target, the component is given a weighting of 0%.

•

To the extent actual performance falls between 85% and 110% of target, the multiplying factor is adjusted proportionally (i.e., a reduction of 6.67% for each percentage point that actual performance falls below 100% and an increase of 10% for each percentage point that actual performance is above 100%).

Individual performance objectives	Weighted proportionally on a scale of 0% to 200% (maximum), with 100% being target, based on the Committee’s assessment of each NEO’s achievement of the applicable objectives.

For 2025, the Committee widened the MWC payout range from 10% (95% to 105%) to 25% (85% to 110%) to support aggressive target setting while also keeping employees motivated to meet or exceed MWC targets as well as to provide better consistency between the payout ranges for MWC and the other financial metric components of the AIP.

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Compensation Discussion and Analysis (continued)

The following table shows target and maximum AIP award opportunities and actual payment as a percent of salary for the 2025 AIP.

	AIP Opportunity as a Percent of Salary
Participants	Target	Maximum	Actual*
George C. Bobb III	113.5%**	227%**	110.8%
Edwin Roks	120%	240%	117.2%
Stephen F. Blackwood	80%	160%	78.1%
Robert Mehrabian	150%	300%	146.5%
Jason Van Wees	100%	200%	97.6%
Melanie S. Cibik	80%	160%	78.1%

*	AIP Opportunity as a Percent of Salary was calculated based on each person’s year-end salary.

**	Effective April 28, 2025, Mr. Bobb’s AIP target opportunity increased from 100% to 120% (maximum increasing from 200% to 240%) on a prorated basis.

The sum of the components, after being weighted for performance, is then multiplied by the executive’s target AIP award as a percent of base annual salary to arrive at the executive’s performance adjusted AIP percentage. The Committee may make downward (but not upward) discretionary adjustments to this amount for awards granted to individuals who were NEOs as of the grant date of such award.

2025 AIP Corporate Performance Results

The table below shows AIP performance results for 2025 as compared to target amounts for NEOs for adjusted income before taxes, adjusted revenue and MWC.

	Target	Actual 2025 Results	2025 Results (% of Target)

Adjusted income before taxes (in millions):	$1,096.0	$1,109.1	101.2%

Adjusted revenue (in millions):	$6,195.4	$6,172.6	99.6%
MWC	25.4%	26.5%	95.5%

2025 AIP Individual Objectives

For 2025, aggregate individual performance objectives consisted of multiple goals for each NEO, weighted in terms of importance. Some of the goals are corporate-level goals shared by all NEOs and some goals are specific to individual executives. The goals are qualitative and quantitative in nature. Corporate-level goals included continued implementation of our three-year strategic plan and the achievement of specific revenue, earnings per share targets and managed working capital targets set forth in our business plan. Individual-specific goals for 2025 included executive-specific goals related to continued execution of enterprise-wide operational effectiveness programs to improve operating margins, acquisition integration, achieving specified targets for cost reductions, warranty and rework costs, investor outreach, safety-related initiatives, strategic sourcing initiatives, continued debt reduction, reduction in administrative and structural complexity, reviewing compliance functions to ensure adequate staffing, training, policies and processes are in place to comply with laws, including global trade compliance laws, ensuring effective internal control procedures, improving data security, successfully implementing and consolidating financial planning systems and succession planning. In 2025, achievement of no specific individual performance goal for NEOs accounted for more than 10% of a named executive’s actual bonus. The Committee evaluates the achievement of these individual performance goals holistically.

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Compensation Discussion and Analysis (continued)

•

The Committee determined that Mr. Bobb achieved 100% of his individual performance objectives, based on his leadership efforts in improving cost management and margin expansion, cross-Teledyne collaboration activities and segment-level succession planning efforts, among other factors; and

•

The Committee determined that Dr. Mehrabian achieved 100% of his individual performance objectives, based on his leadership efforts with respect to Teledyne’s capital allocation and margin expansion initiatives, and his active role in leadership development and succession planning, among other factors.

Based on recommendations by Dr. Mehrabian and Mr. Bobb, the Committee determined that:

•

Mr. Blackwood achieved 100% of his individual performance objectives, based on his leadership efforts in improving cash management, margin expansion and procurement, and support for compliance initiatives, among other factors.

•

Mr. VanWees achieved 100% of his individual performance objectives, based on his leadership in identifying and negotiating acquisitions and leadership on cost management and margin expansion initiatives, among other factors.

•

Miss Cibik achieved 100% of her individual performance objectives, based on her leadership on board-related matters and compliance and overseeing legal work on successfully-completed acquisitions, among other factors.

Per the terms of the Roks Agreement, Dr. Roks was deemed to achieve 100% of his individual performance objectives.

2025 AIP Payouts

The following is an illustration of the AIP award calculation, using actual corporate performance results for 2025 and assuming (for illustrative purposes) that individual goals are met at 100%:

Performance Goal	Performance Goal (%) of AIP Award	2025 Results (% of Target)	Performance Results (multiplier)	Adjusted Performance

Adjusted income before taxes	40%	101.2%	106.0%	42.4% (40% x 1.06)

Adjusted revenue	25%	99.6%	98.9%	24.7% (25% x 0.989)

MWC	15%	95.5%	70.1%	10.5% (15% x 0.701)

Individual performance objectives	20%	100%	100%	20.0% (20% x 1.0)

Performance Weighting				97.6%

The resulting AIP payout is based on the following formula:

2025 AIP Payout
AIP Target ($)	x	Performance Weighting	=	AIP Payout

Based on the above results and formula, the NEOs earned the following AIP payments for 2025 performance:

Name	AIP Target ($)	Performance Weighting (%)	2025 AIP Payout ($)
George C. Bobb III	$ 944,300	97.6%	$ 922,100
Edwin Roks	$ 720,000*	97.6%	$ 703,000
Stephen F. Blackwood	$ 512,000	97.6%	$ 499,900
Robert Mehrabian	$1,650,000	97.6%	$1,611,100
Jason VanWees	$ 595,000	97.6%	$ 581,000
Melanie S. Cibik	$ 468,000	97.6%	$ 457,000

*	Reflects prorated AIP target per the Roks Agreement.

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Compensation Discussion and Analysis (continued)

It is the policy of the Committee not to make discretionary upward adjustments in determining AIP awards for NEOs, and no such adjustments were made in determining actual 2025 AIP awards.

For 2025, aggregate AIP awards for all employees (including the NEOs) were paid from a pool equal to 2.7% of income before taxes before payment of AIP awards, which is less than the 11% limit initially established by the Committee when it approved the 2025 AIP goals. The 11% limit is a cap for the aggregate bonus amounts. It is not a pre-determined amount from which bonuses are to be distributed; instead, it serves as a control to ensure that the actual aggregate AIP award is not unreasonable.

Long-Term Incentives

Stock Options

In 2025, stock options covering an aggregate of 30,014 shares of common stock were awarded to NEOs. For purposes of the Summary Compensation Table, stock options are valued based on the fair value calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification (FASB ASC) Topic 718 as reported in the Option Awards column.

The Committee fixes a value target for each recipient, and then grants an option to purchase shares derived from the fair value of the option on the date of grant.

The table below represents the number of shares subject to stock options granted to NEOs in 2025 as well as the fair value target used to determine the number of awards for each NEO in 2025. The fair value of 2024 stock option awards is provided for reference.

Participants	2025 Fair Value Target	2025 Options Awarded	2025 Option Award Opportunity as a Percent of Base Salary	2024 Fair Value Target (for reference)
George C. Bobb III*	$ 731,500	4,078	110%	$640,000
Edwin Roks	$1,080,000	6,021	120%	$1,080,000
Stephen F. Blackwood	$ 544,000	3,033	85%	$416,000
Robert Mehrabian	$1,100,000	6,133	100%	$1,100,000
Jason VanWees	$ 595,000	3,317	100%	$575,000
Melanie S. Cibik	$ 497,250	2,772	85%	$444,000

*

In addition to the option grant to Mr. Bobb set forth in the table above, on July 22, 2025, in connection with his promotion as President and Chief Executive Officer, the Personnel and Compensation Committee and Board of Directors approved a one-time grant of 4,660 stock options to Mr. Bobb having a fair value target of $1.0 million.

The Committee determines the size of awards for NEOs by taking into account recommendations from our President and Chief Executive Officer and from our Executive Chairman (other than with respect to their own awards). Awards for Mr. Bobb, Dr. Mehrabian and Dr. Roks in 2025 were determined at the sole discretion of the Committee. For 2025, the Committee used the employment agreement for Dr. Mehrabian (described below) as a guideline in determining the size of his stock option award.

In determining the fair value target for the options awarded to the NEOs in 2025, the Committee used guidelines for senior management that it reviews and approves annually, and which are based in part on historical awards and subject to adjustment for promotions and enhanced responsibilities. In addition, the Committee set each NEO’s award opportunity percentage to provide an equal value mix among the three components of Teledyne’s long-term compensation programs (stock options, cash-based performance plan, and

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Compensation Discussion and Analysis (continued)

performance-based restricted stock units), with each component representing approximately 1/3 of the value of such executive’s target total long-term compensation.

For the one-time stock option award made to Mr. Bobb in July 2025, the Personnel and Compensation Committee approved the award as a way to equalize the annual target compensation of Mr. Bobb with that of his predecessor, as at the time Mr. Bobb’s annual target compensation was approximately $1.0 million less than the annual target compensation of his predecessor after taking into account proration due to Mr. Bobb’s date of promotion.

Performance Plan

Performance Plan awards are intended to reward executives to the extent we achieve specific pre-established financial performance goals and provide a greater long-term return to stockholders relative to a broader market index. Awards are paid in cash to the participants as soon as practicable after the end of the performance cycle.

The 2025-2027 Performance Plan awards, which were issued in January 2025, were based on the achievement of the following objectives over the three-year performance period:

Award Component	Weighting

Adjusted income before taxes*	40%

Revenue	30%

Total stockholder return **	30%

Total	100%

*	For purposes of determining adjusted income before taxes for the Performance Plan, we adjust the corresponding GAAP amounts for certain tax items.

**	For the 2024-2026 performance cycle, the S&P 500 Index is the benchmark for the total stockholder return component.

The percentages referred to above are then adjusted to reflect the extent to which actual performance is greater or less than the target. If actual performance is less than threshold, the component is given a weighting of 0%. Adjusted income before taxes serves as an absolute threshold for the entire Performance Plan.

	Goal as Percent of Target
	Three-year aggregate Adjusted Income Before Taxes	Three-year aggregate Revenue	Three-year relative Total Stockholder Return (TSR) as a percentile of the S&P 500 Index	TSR Component Payout at Percentile	Payout

Maximum	120%	120%	75%	200%	200%

Target	100%	100%	50%	100%	100%

Threshold	75%*	67%	25%	50%	15%

*	No award payment is made if the three-year aggregate adjusted income before taxes is less than 75% of target, unless the Committee determines otherwise.

If actual performance is less than threshold, the component is given a weighting of 0%. Adjusted income before taxes serves as an absolute threshold for the entire Performance Plan. Results between anchor points in the table above are interpolated on a linear basis. Relative TSR is determined by the Committee based on the

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Compensation Discussion and Analysis (continued)

percentile ranking for the Performance Period of the Company’s cumulative total stockholder return (consisting of per share appreciation in common stock plus reinvested dividends and other distributions paid on common stock) among the companies in the S&P 500 Index (ranked by cumulative total stockholder returns consisting of per share appreciation in each company’s equity plus reinvested dividends and other distributions paid on equity).

The maximum award is 200% of the executive’s target Performance Plan opportunity percentage. Adjusted income before taxes includes contributions from acquisitions during the performance cycle and may be adjusted to reflect the impact of significant changes in accounting principles, discontinued operations, unusual or extraordinary corporate transactions, events or developments, and unusual tax benefits.

A description of the treatment of performance awards upon termination of employment can be found under the heading “Potential Payments Upon Termination or a Change in Control” beginning on page 91 of this Proxy Statement.

Performance Plan awards for the 2025-2027 performance cycle are based upon the following target performance goals:

Performance Goal	Target

Adjusted Income before taxes	Aggregate of $3,637.1 million for fiscal years 2025-2027 (adjusted for certain tax items)

Revenue	Aggregate of $19,069.7 million for fiscal years 2025-2027

Total Stockholder Return	Total stockholder return on Teledyne stock relative to the return of the S&P 500 Index measured over three years

The participation percentages for the Performance Plan are determined by historical grant practices, a review of long-term compensation against benchmark peers and the general industry group, internal pay equity consideration, adjustments for promotions and enhanced responsibilities, and, in the case of Dr. Mehrabian, the terms of his employment agreement. In addition, the Committee set each NEO’s award opportunity percentage to provide an equal value mix among the three components of Teledyne’s long-term compensation programs (stock options, cash-based performance plan, and performance-based restricted stock units), with each component representing approximately 1/3 of the value of such executive’s target total long-term compensation. The following target Performance Plan award opportunities were set and approved by the Committee for each NEO in January 2025.

	Performance Plan Opportunity as a Percent of 2025 Base Salary
Participants	Target	Maximum

George C. Bobb III	100%	200%

Edwin Roks*	120%	240%

Stephen F. Blackwood	80%	160%

Robert Mehrabian	100%	200%

Jason VanWees	100%	200%

Melanie S. Cibik	80%	160%

*	Dr. Roks’ 2025 award was prorated based on his separation date.

The three-year performance period applicable to the 2023-2025 performance period ended on December 28, 2025. The Committee determined that the applicable performance goals were achieved at 50.9% of target. Pursuant to SEC guidance, the cash awarded in the Performance Plan is included in the Summary Compensation Table in the year in which the performance criteria are met. For the 2023-2025 performance cycle, the entire cash portion is therefore included in the Summary Compensation Table for 2025 under the Non-Equity Incentive Plan Compensation column.

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Compensation Discussion and Analysis (continued)

The 2023-2025 performance period had the following target performance goals and results:

Performance Goal	Target	Actual Results

Adjusted Income before taxes	Aggregate of $3,391.8 million for fiscal years 2023-2025 (adjusted for interest and non-GAAP items related to the FLIR acquisition, and certain tax items)	$3,005.8 million

Revenue	Aggregate of $18,861.2 million for fiscal years 2023-2025	$17,420.9 million

Return to stockholders	Return on Teledyne stock relative to the return of the S&P 500 Index measured over three years	68.3%

Performance-Based Restricted Stock Unit Award Program

The Company grants awards of performance-based restricted stock units (RSUs), generally each calendar year, to key employees (including NEOs). These awards are valued at an aggregate value equal to a percentage of each recipient’s annual base salary as of the date of the grant, unless otherwise determined by the Committee. The RSUs are subject to both time-based and performance-based restrictions. In general, the performance period for each award of performance-based RSUs extends from the date of the grant to the third anniversary of such date, with the shares issued on the third anniversary from the date of grant, subject to achievement of performance goals. Performance conditions compare Teledyne’s total stockholder return over the three-fiscal year period relative to the S&P 500 Index.

2025 Performance-Based Restricted Stock Unit Grants

The following table shows the percent of base salary used to determine the performance-based RSUs granted to our NEOs in 2025 and the dollar value of each such award (based on percentage of base salary), with the dollar value of each participant’s 2024 award also shown as a comparison. The percentages are determined by historical grant practices, a review of long-term compensation against benchmark peers and the general industry group, internal pay equity consideration, adjustments for promotions and enhanced responsibilities, and, in the case of Dr. Mehrabian, the terms of his employment agreement. In addition, the Committee set each NEO’s award opportunity percentage to provide an equal value mix among the three components of Teledyne’s long-term compensation programs (stock options, cash-based performance plan, and performance-based restricted stock units), with each component representing approximately 1/3 of the value of such executive’s target total long-term compensation.

Name	2025 RSU Award (as % of Base Salary)	2025 RSU Award ($)	2024 Restricted Stock Award ($) (for reference)

George C. Bobb III	100%	$640,000	$640,000

Edwin Roks*	120%	$1,080,000	$1,080,000

Stephen F. Blackwood	80%	$416,000	$416,000

Robert Mehrabian	100%	$1,100,000	$1,100,000

Jason VanWees	100%	$575,000	$575,000

Melanie S. Cibik	80%	$444,000	$444,000

*	Dr. Roks’ 2025 award was prorated based on his separation date.

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Compensation Discussion and Analysis (continued)

The number of RSUs was determined by dividing the applicable dollar-denominated value by the average of the high and low stock prices for 20 trading days preceding the date of grant. As such, the dollar-denominated values of these awards are not equal to the accounting fair value of the awards, which we are required to disclose in the “Summary Compensation Table” later in this Proxy Statement.

The targeted performance goal for the 2025-2027 RSU awards is the total stockholder return of our common stock as compared to the S&P 500 Index. In order for RSUs to vest, Teledyne’s three-year aggregate total stockholder return (as measured by Teledyne’s stock price) must be at the 25th percentile of the three-year aggregate total stockholder return of the companies comprising the S&P 500 Index at the beginning of the performance period. If Teledyne’s total stockholder return is less than the 25th percentile of the companies comprising the S&P 500 Index, no RSUs would vest; if it equals the 25th percentile, 50% of the RSUs will vest; if it ranges from the 25th percentile to the 50th percentile, a portion of the RSUs will vest; and if it is greater than the 50th percentile, all RSUs are vested but the participant does not receive additional units or shares. The calculation of total stockholder return assumes that all dividends are reinvested.

We believe that benchmarking the performance-based RSU performance goals to a broader market index like the S&P 500 Index aligns the interest of management and stockholders because executives are rewarded only to the extent that our stock price performs relative to the stock prices of companies with similar market capitalizations.

A participant cannot transfer the RSUs. In addition, during the performance period, unvested RSUs generally will be forfeited upon a participant’s termination of employment. A description of the treatment of performance-based RSUs upon termination of employment in cases of death, disability or retirement can be found under the heading “Potential Payments Upon Termination or a Change in Control” beginning on page 91 of this Proxy Statement. Upon vesting of RSUs, we will issue to the recipient the appropriate number of shares of common stock, as determined by the Committee based on achievement of the specified performance objectives, with one share of common stock issued free of restrictions for each vested RSU.

Vesting of 2022 and 2023 Performance-Based Restricted Stock and RSU Grants

We granted performance-based restricted stock and RSUs to key employees, including the NEOs, on January 25, 2022 and January 24, 2023. Restrictions on 82.2% of the 2022 performance-based restricted stock award lapsed on January 25, 2025, since the performance of our stock price was 82.2% of that of the S&P 500 for the three-year period ended December 31, 2023, and in January 2025, the Committee confirmed vesting with respect to 82.2% of such awards.

Restrictions on 69% of the 2023 performance-based restricted stock award lapsed on January 24, 2026, since the performance of our stock price was 69% of that of the S&P 500 for the three-year period ended December 31, 2025, and in January 2026, the Committee confirmed vesting with respect to 69% of such awards.

Change in Control Severance Agreements, Employment Agreements and Retirement and Severance Agreements

Change in Control Severance Agreements

Each NEO is a party to a change in control severance agreement with us. A description of the terms of the agreements can be found under the heading “Potential Payments upon Termination or a Change in Control” beginning on page 91 of this Proxy Statement. In entering into these agreements, the Committee desired to assure that we would have the continued dedication of certain executives and the availability of their advice and counsel, notwithstanding the possibility of a change in control, and to induce such executives to remain in our employ. The Committee believes that, should the possibility of a change in control arise, it is imperative that we be able to receive and rely upon our executives’ advice, if requested, as to the best interests of our Company and stockholders without the concern that he or she might be distracted by the personal uncertainties and risks created by the possibility of a change in control. The Committee also considered arrangements offered to similarly situated executives of comparable companies.

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Compensation Discussion and Analysis (continued)

We chose the specific amounts and triggers contained in the change in control severance agreements because we believe such terms provide reasonable assurances that our executive officers will remain employed with us through an acquisition or change of control event, should one occur, and assist in the assessment of a possible acquisition or change in control event and advise management and the Board as to whether such acquisition or change in control event would be in the best interests of our Company and stockholders.

Employment Agreement with Dr. Mehrabian

On December 16, 2025, the Company entered into a Ninth Amended and Restated Employment Agreement with Dr. Mehrabian (the “Mehrabian Employment Agreement”).

The Mehrabian Employment Agreement provides that the Company shall continue to employ Dr. Mehrabian as Executive Chairman, with primary responsibility to manage the affairs of the Board and to manage and direct mergers and acquisition activities, strategic planning, technology and margin expansion initiatives of Teledyne. The term of the Mehrabian Employment Agreement continues through December 31, 2028.

The Mehrabian Employment Agreement further provides for the following, among other things:

•

Base Salary: Dr. Mehrabian’s base salary shall be $1,300,000 effective as of January 1, 2026, subject to future annual increases at the discretion of the Committee. Dr. Mehrabian’s prior employment agreement provided for a base salary of $1,100,000.

•	AIP: Dr. Mehrabian shall participate in the AIP with a target opportunity of 150% of base salary.

•

Restricted Stock Units: Starting in 2026, Dr. Mehrabian shall participate in the restricted stock unit award program with annual grants equal to 110% of base salary as of the date of the grant subject to meeting targets set forth in the restricted stock award. Dr. Mehrabian’s prior employment agreement provided for a target participation rate of 100% of base salary.

•

Performance Plan: Starting in 2026, Dr. Mehrabian will participate at a target opportunity of 110% of base salary. Dr. Mehrabian’s prior employment agreement provided for a target participation rate of 100% of base salary.

•

Stock Options: With respect to options granted to Dr. Mehrabian beginning in 2026 and thereafter, if any, the Mehrabian Employment Agreement provides that Dr. Mehrabian’s stock option grants will have a fair value as of the grant date equal to 110% of base salary. Dr. Mehrabian’s prior employment agreement provided for a target participation rate of 100% of base salary. With respect to options granted to Dr. Mehrabian after 2019, the Mehrabian Employment Agreement provides that (i) in the event of Dr. Mehrabian’s separation of service for any reason other than death, outstanding stock options shall continue to vest and the right of Dr. Mehrabian to exercise vested stock options, when and as vested, shall continue and (ii) in the event of the death of Dr. Mehrabian, all outstanding options shall vest in full and the right of Dr. Mehrabian’s beneficiary to exercise the stock options shall terminate upon the expiration of twelve months from the date of Dr. Mehrabian’s death; provided that in no event may such stock options be exercised after the expiration of any applicable option period.

•

Employee Benefits: Dr. Mehrabian is entitled to participate in each qualified, non-qualified and supplemental employee benefit, executive benefit, fringe benefit and perquisite plan, policy or arrangement of the Company applicable to executive level employees. This includes the provision of risk-based, business related and personal security services, as determined to be appropriate by the Company’s security team, based on Dr. Mehrabian’s executive position and profile.

•

Supplemental Pension Benefit: With respect to Dr. Mehrabian’s Non-Qualified Pension Benefit, which provides for payments supplemental to any accrued pension under Teledyne’s qualified pension plan equal to 50% of his base salary for ten years following Dr. Mehrabian’s retirement, the Mehrabian Employment Agreement provides that the base salary rates to be used for calculating the payments shall be the rates in effect for 2018 (which was $995,000). The Mehrabian Employment Agreement further

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Compensation Discussion and Analysis (continued)

provides that Teledyne will pay to Dr. Mehrabian (or his designee in the event of death) any unpaid amounts under the Non-Qualified Pension Benefit in a single lump sum payment within sixty (60) days following the date of Dr. Mehrabian’s death or disability. In addition, Dr. Mehrabian may request a payment under the Non-Qualified Pension Benefit in the event of an unforeseeable emergency as such term is defined under Section 409A of the Internal Revenue Code.

•

Post-Retirement Medical Coverage: Commencing on Dr. Mehrabian’s separation from service (for any reason) and continuing for the longer to live of Dr. Mehrabian and his spouse, Dr. Mehrabian and his spouse shall be deemed participants in Teledyne’s medical benefit plan offered to all employees of Teledyne and be deemed to be eligible to receive the benefits under the medical plan. Dr. Mehrabian shall be charged for such deemed participation at a rate equal to the monthly rate the medical plan charges former participants and spouses eligible for continuation coverage under COBRA, plus the rate payable by the employer, as each such COBRA rate is adjusted from time to time.

Agreement with Dr. Roks

Effective April 28, 2025, Dr. Roks’ service as Chief Executive Officer concluded. On April 30, 2025, Teledyne and Dr. Roks entered into a Retirement, Severance and General Release Agreement (the “Roks Agreement”). The Roks Agreement provides in part that:

•	Dr. Roks remained employed by Teledyne at current compensation through August 31, 2025 (the “Separation Date”) as strategic advisor to the Executive Chairman;
•

Teledyne will pay Dr. Roks an aggregate cash severance of $1,800,000, payable in equal installments of $100,000 over a period of 18 months from September 1, 2025 through February 1, 2027, less standard deductions and withholding;

•

To the extent an Annual Incentive Plan is payable for 2025, Dr. Roks will be eligible for payment on a prorated basis based on his employment through the Separation Date, with personal goals deemed achieved at 100% of target;

•

After the Separation Date and through December 31, 2026, Teledyne will pay the employer and employee contributions for health insurance coverage, and after December 31, 2026, Dr. Roks will be eligible to procure health insurance under Teledyne’s plans through COBRA for eighteen months at his cost;

•

For tax years 2025-2027, Teledyne will provide tax advisory services in jurisdictions in which material time was spent for company business and provide immigration-related assistance through December 31, 2025;

•	Teledyne will reimburse Dr. Roks for up to $100,000 in outplacement services; and
•

Through the period Dr. Roks remains employed as a strategic advisor and during the period in which he receives severance, in the event Dr. Roks relocates, Teledyne will reimburse Dr. Roks for reasonable relocation costs, not to exceed $100,000, and will provide price protection for the sale of his primary California residence to the extent it is sold for a price less than the price he paid for it.

The Roks Agreement includes a general release of claims, limited non-solicitation and non-disparagement provisions, and other customary terms and conditions.

Perquisites and Other Benefits

Perquisites

All our NEOs receive car allowances. We provide car allowances in cases where the NEO typically travels for business and for retention of senior executives. The amount of the car allowances provided to the NEOs are included in the column head “All Other Compensation” in the Summary Compensation Table.

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Compensation Discussion and Analysis (continued)

Beginning in July 2025, the Personnel and Compensation Committee approved reimbursement of personal security expenses for Dr. Mehrabian, up to $60,000 per month. In 2025, Teledyne reimbursed $276,923 in expenses related to Dr. Mehrabian’s personal security. The Personnel and Compensation Committee recommended reimbursement of Dr. Mehrabian’s personal security expenses as a result of ongoing acts of vandalism and other violent threats made against Teledyne by political extremists, recent publicity surrounding Dr. Mehrabian, and recent violent acts against executive officers at other companies, which recommendation was validated by an independent study of executive security described in the following paragraph.

Following the decision to approve reimbursement of Dr. Mehrabian’s personal security expenses, in November 2025, Teledyne commissioned an independent, third party study of executive security for our Executive Chairman and President and Chief Executive Officer, which study recommended that these executives implement security arrangements beginning in 2026. Since we require this protection under a study-based security program and it is not designed to provide a personal benefit (other than the intended security), we do not view these security arrangements as compensation to the individuals. However, in accordance with SEC rules, we disclose them in the Summary Compensation Table as perquisites.

Dr. Roks received employer-paid tax preparation services, as do all other Teledyne employees who are required to work in multiple tax jurisdictions around the world. In 2025, 2024, and 2023 Teledyne paid $11,068, $11,664 and $8,185, respectively, for Dr. Roks’ tax preparation fees.

Deferred Compensation

Our NEOs are eligible to participate in our executive deferred compensation plan. The deferred compensation plan is a voluntary, non-tax qualified, unfunded deferred compensation plan available to all members of management and certain other highly-compensated employees for providing deferred compensation, and thus potential tax benefits, to these employees. A description of the terms of the deferred compensation plan can be found under the heading “Nonqualified Deferred Compensation”. In addition, the Nonqualified Deferred Compensation Table sets forth information about the account balances, contributions and withdrawals of each NEO that participates in the deferred compensation plan.

Pension Plans

Our pension plan was initially established at the time of our spin-off as an independent company. Our domestic defined benefit pension plan covers substantially all U.S. employees hired before January 1, 2004. Effective January 1, 2004, to limit our future obligations under our pension plan, we eliminated the participation of new employees in the pension plan. Effective January 1, 2020, Teledyne divided its domestic defined benefit pension plan into two separate plans, one comprised largely of inactive participants and the other comprised largely of active participants (together, the “Pension Plans”). Of our NEOs, Dr. Mehrabian, Mr. VanWees and Miss Cibik participate in our Pension Plans, with Dr. Mehrabian participating in the legacy pension plan and Mr. VanWees and Miss Cibik participating in the plan for active participants. The annual benefits payable under the Pension Plans to participating salaried employees retiring at or after age 65 is calculated under a formula which considers the participant’s compensation and years of service. The Internal

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Compensation Discussion and Analysis
(continued)

Revenue Code limits the amounts payable to participants under a qualified pension plan. We have also adopted a pension equalization/benefit restoration plan, which is designed to restore benefits that would be payable under the provisions of the Pension Plans but for the limits imposed by the Internal Revenue Code, to the levels calculated pursuant to the formulas contained in the pension plan provisions or for any monies deferred under our deferred compensation plan. The pension equalization/benefit restoration plan was amended to freeze accruals under that plan effective February 28, 2015. The amounts which may be received by the NEOs that participate in the Pension Plans and the pension equalization/benefit restoration plan can be found in the Pension Benefits Table.
A description of the terms of our pension plans can be found under the heading “
Pension Benefits
” of this Proxy Statement. In addition, the Pension Benefits Table sets forth information about each NEO’s years of credited service and the actuarial present value of each NEO’s accumulated benefit under our pension plan.
Other Compensation-Related Policies and Practices
Stock Ownership Policies
The Committee believes that stock-based compensation is an important element of compensation and, as discussed above, stock-based compensation figures prominently in our mix of compensation. Our Board has adopted stock ownership guidelines that require key executives and non-employee
directors to maintain ownership of a specified amount of Teledyne common stock. Key executives are required to own shares of Teledyne common stock equal in market value to the amount set forth below:

Position	Value of Shares Owned
Executive Chairman and President and Chief Executive Officer	5 x base salary
Vice Chairman, Executive Vice Presidents and Senior Vice Presidents	3 x base salary
Segment Presidents or Presidents of Consolidated Business Units (annual revenue > $100 million)	2 x base salary
Corporate Vice Presidents (Corporate and General Managers) and other Executives	1 x base salary
A key executive, who is defined as a recipient of a performance-based restricted stock or restricted stock unit award, is expected to attain the minimum level of target ownership within a period of five years from the date of hire or promotion and is expected to own continuously sufficient shares to meet the guideline once attained.
In determining the value of common stock, the Nominating and Governance Committee uses the average price of Teledyne common stock during the most recent calendar year. Performance-based restricted stock and restricted stock units and vested in-the-money
options are included in the definition of common stock. We believe including these awards is aligned with goals of stock ownership given that they are tied to stock price performance and prioritize long-term share price growth over short-term gains.
Our Nominating and Governance Committee reviews compliance with the stock ownership guidelines annually at its January meeting. As of the end of 2025, all NEOs and non-employee
directors owned sufficient shares to comply (or had additional time to comply) with the guidelines. The full text of our stock ownership guidelines is available on our website at www.teledyne.com under “
Corporate Information — Governance
.”
Clawback Policy
In October 2023, our Board approved a “clawback” policy in compliance with rules of the New York Stock Exchange that requires the Company to seek reimbursement from executive officers of bonus, incentive and certain equity-based awards if the executive’s award was predicated upon the achievement of certain financial reporting measures that were subsequently the subject of a financial restatement and a lower payment, award, or vesting would have occurred based upon the restated financial results.

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Compensation Discussion and Analysis
(continued)

In addition, the policy gives the Board the ability to seek reimbursement from an executive officer of bonus, incentive and equity-based awards (including time-vested stock options or restricted stock units) if, in the Board’s view, the executive officer engaged in any felony, willful misconduct or breach of fiduciary duty with respect to such executive officer’s services to the company or any act of fraud, embezzlement or misappropriation by the executive officer related to the company or its business.
In addition, individual performance objectives for executive officers under our AIP program include compliance with laws and Company policies and procedures. As a result, an executive’s bonus may be adversely affected to the extent a financial restatement or similar event involved a violation of law or Company policy.
Policies Relating to the Timing and Pricing of Stock Option Awards and Stock Awards
Stock Options.
 Stock options may be granted under our stockholder approved incentive award plans by the Committee, which is the administrator of these plans. The Committee has delegated authority to our Executive Chairman and our President Chief Executive Officer to grant a specified number of options and restricted stock units to employees under the Amended and Restated 2014 Incentive Award Plan. This authority is used to make grants to new hires, upon promotion of certain employees, to retain certain employees, and in connection with acquisitions.
Grants by our Executive Chairman and our President and Chief Executive Officer under this delegated authority may be made at any time, but primarily have been made to new hires (including new hires resulting from acquisitions) or following the successful completion of special projects. In 2025, no options and 2,877 restricted stock units were granted to employees by our Executive Chairman under his delegated authority.
The Committee does not grant equity awards, including stock options, in anticipation of the release of material non-public
information, and we do not time the release of material
non-public
information based upon grant dates of equity. The Committee does not take material non-public
information into account in determining the timing and terms of its equity awards. Instead, equity awards are granted in connection with our yearly compensation cycle at pre-scheduled
meeting dates. In 2025, stock option grants were made at the regularly scheduled meeting of the Committee and the Board on April 22, 2025. We issued our press release containing financial results for the first quarter shortly following this meeting date. In addition, a one-time
stock option grant was made to our President and Chief Executive Officer at the regularly scheduled meeting of the Personnel and Compensation Committee and the Board on July 22, 2025. We issued our press release containing financial results for the second quarter shortly following this meeting date.
Pursuant to the terms of the Amended and Restated 2014 Incentive Award Plan, the exercise price for stock option grants must equal the fair market value of our common stock, which for purposes of the Amended and Restated 2014 Incentive Award Plan is defined as the closing sales price of a share of our common stock on the NYSE on the date of grant. New grants made by the Committee have exercise prices equal to the fair market value of our common stock on the effective date of the award, which is the date of the meeting at which the grant was approved by the Committee. Grants made by the Executive Chairman and our President and Chief Executive Officer have exercise prices equal to the fair market value of our common stock on the date of grant.
Stock Awards
.
 Performance-based restricted stock unit awards may be granted under our stockholder-approved incentive award plans by the Committee, which is the administrator of these plans.
Performance-based restricted stock unit awards are generally granted each year by the Committee at its regularly scheduled meeting in January and time-based restricted stock unit awards (granted only to non-NEOs)
are generally granted each year by the Committee at its regularly scheduled meeting in April. For 2025, the number of shares of performance-based restricted stock unit awards was determined by dividing an amount generally equal in value to a specified percentage of a participating executive’s base salary by the average of the high and low stock prices for 20 trading days preceding the date of grant. Time-based restricted stock unit awards are determined by dividing an amount generally equal in value to a specified percentage of a participating employee’s base salary by the closing share price on the date of grant.

76	TELEDYNE TECHNOLOGIES INCORPORATED | 2026 Proxy Statement

Compensation Discussion and Analysis
(continued)

Non-employee
directors are automatically granted an award of restricted stock units in an amount equal to $210,000, divided by the fair market value of our common stock on the NYSE on the date of the respective annual meeting. An individual who becomes a non-employee
director for the first time after the date of the annual meeting is granted an award of restricted stock units in an amount equal to $105,000.
Deductibility of Executive Compensation
When setting executive compensation, we consider many factors, such as attracting and retaining executives and providing appropriate performance incentives. We also consider the after-tax
cost to the Company in establishing executive compensation programs, both individually and in the aggregate, but tax deductibility is not our sole consideration. Section 162(m) of the Internal Revenue Code generally disallows a federal income tax deduction to public companies for annual compensation over $1 million (per individual) paid to their chief executive officer, chief financial officer and the next three most highly compensated executive officers (as well as certain other officers who were covered employees in years after 2016). The 2017 Tax Cuts and Jobs Act eliminated most of the exceptions from the $1 million deduction limit, except for certain arrangements in place as of November 2, 2017. As a result, most of the compensation payable to our named executive officers in excess of $1 million per person in a year will not be fully deductible.

TELEDYNE TECHNOLOGIES INCORPORATED | 2026 Proxy Statement	77

Personnel and Compensation Committee Report

The following report of the Personnel and Compensation Committee is included in accordance with the rules and regulations of the Securities and Exchange Commission. It is not “soliciting material,” is not deemed “filed” with the Securities and Exchange Commission and is not incorporated by reference into any of our filings under the Securities Act of 1933, as amended, or the Securities and Exchange Act of 1934, as amended.

We have reviewed and discussed the foregoing Compensation Discussion and Analysis with management. Based on our review and discussion with management, we have recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference in Teledyne Technologies Incorporated’s Annual Report on Form 10-K for the year ended December 28, 2025.

Submitted by the Personnel and Compensation Committee of the Board of Directors:

Michelle A. Kumbier, Chair

Kenneth C. Dahlberg

Robert A. Malone

Vincent J. Morales

Jane C. Sherburne

Wesley W. von Schack

February 17, 2026

78	TELEDYNE TECHNOLOGIES INCORPORATED | 2026 Proxy Statement

Summary Compensation Table

The following Summary Compensation Table sets forth information about compensation earned by: (1) our Principal Executive Officer, (2) our former Principal Executive Officer, (3) our Principal Financial Officer and (4) the three other most highly compensated executive officers who were required to file reports under Section 16 of the Exchange Act for fiscal year 2025 (collectively, the “NEOs” or “named executives”). Titles listed are the titles held by each NEO as at the end of our 2025 fiscal year.

Name and Principal Position(1)	Year	Salary	Stock Awards(2)	Option Awards(3)	Non-Equity Incentive Plan Compensation(4)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(5)	All Other Compensation		Total
George C. Bobb III President and Chief Executive Officer (Principal Executive Officer)	2025	$816,827	$601,546	$1,730,522	$1,080,908	—	$25,246	(6)	$4,255,049
	2024	$640,000	$582,748	$640,069	$739,212	—	$24,962		$2,626,991
	2023	$531,400	$278,754	—	$666,994	—	$23,119		$1,500,267
Edwin Roks Former Chief Executive Officer (former Principal Executive Officer)	2025	$610,451	$1,015,546	$1,079,565	$852,307	—	$433,718	(7)	$3,991,587
	2024	$900,000	$983,312	$1,080,010	$1,001,790	—	$35,103		$4,000,215
	2023	$549,971	$295,002	—	$693,036	—	$152,557		$1,690,566
Stephen F. Blackwood Executive Vice President and Chief Financial Officer (Principal Financial Officer)	2025	$609,538	$391,267	$543,817	$591,520	—	$23,889	(8)	$2,160,031
	2024	$520,000	$378,687	$415,994	$443,840	—	$23,500		$1,782,021
	2023	$420,708	$160,681	$—	$411,920	—	$22,039		$1,015,348

Robert Mehrabian Executive Chairman	2025	$1,100,000	$1,034,344	$1,099,647	$2,506,940	$3,757,634	$288,923	(9)	$9,787,488
	2024	$1,100,000	$1,001,212	$1,100,023	$2,413,380	$2,388,024	$12,000		$8,014,639
	2023	$1,100,000	$1,572,503	$—	$3,176,396	$2,696,653	$12,000		$8,557,552

Jason VanWees Vice Chairman	2025	$589,923	$540,779	$594,738	$703,542	$129,777	$14,196	(10)	$2,572,955
	2024	$575,000	$523,478	$575,070	$607,847	$17,572	$14,196		$2,313,163
	2023	$551,923	$215,204	$—	$634,755	$126,606	$14,196		$1,542,684
Melanie S. Cibik(11) Executive Vice President, General Counsel, Chief Compliance Officer & Secretary	2025	$577,385	$417,497	$497,020	$566,944	$68,056	$14,196	(12)	$2,141,098

(1)	Dr. Roks ceased being Chief Executive Officer and Mr. Bobb became President and Chief Executive Officer effective April 28, 2025.

(2)

For 2025, represents the aggregate fair value on the date of grant of the NEO’s 2025 restricted stock unit awards based on the probable outcome of the performance conditions of those awards on the date of grant, which is the target amount, as calculated in accordance with FASB ASC Topic 718. For a discussion of the assumptions considered in the valuation, please see Note 11 (Stockholders’ Equity) to the financial statements in our Annual Report on Form 10-K under the heading “Employee Performance-Based Restricted Stock Awards.” The maximum value of the restricted stock unit awards assuming the highest level of performance conditions is achieved, as calculated in accordance with FASB ASC Topic 718, is the same as the probable outcome on the date of grant.

(3)	Represents the aggregate fair value on the date of grant of the NEO’s option grants as calculated in accordance with FASB ASC Topic 718. For a discussion of the assumptions considered in the valuation, please see Note 11 (Stockholders’ Equity) to the financial statements in our Annual Report on Form 10-K.

(4)

For 2025, consists of (i) the Annual Incentive Plan awards for 2025 performance, payment of which was approved by the Personnel and Compensation Committee in January 2026 and paid in February 2026, plus (ii) cash Performance Plan awards for the 2023-2025 performance period, payment of which was approved by the Personnel and Compensation Committee in January 2026 and paid in February 2026.

The amounts of the Annual Incentive Plan awards for 2025 for each of the named executives were as follows: Mr. Bobb: $922,100; Dr. Roks: $703,000; Mr. Blackwood: $499,900; Dr. Mehrabian, $1,611,100; Mr. VanWees: $581,000 and Miss Cibik: $457,000. The amounts of the 2023-2025 Performance Plan for each of the named executives were as follows: Mr. Bobb: $158,808; Dr. Roks: $149,307; Mr. Blackwood: 91,620; Dr. Mehrabian: $895,840; Mr. VanWees: $122,542; and Miss Cibik: $109,944.

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Summary Compensation Table (continued)

(5)

For 2025, represents the aggregate change in the actuarial present value of the named executive’s accumulated benefit under the Teledyne Technologies Incorporated Pension Plan, the Teledyne Technologies Pension Equalization/Benefit Restoration Plan and, in the case of Dr. Mehrabian, the supplemental pension arrangement contained in his employment agreement. In computing these amounts, we used the same assumptions as were used to compute the annual accruals for possible future payments under our pension plans for our 2025 financial statements. As discussed further in the Section headed “Pension Benefits,” benefits under these Pension Plans, including for Dr. Mehrabian, are actuarially adjusted for participants who continue active employment after the age of 70 and 6 months.

(6)

Represents car allowance ($12,000), Company contributions pursuant to the Teledyne Technologies Incorporated 401(k) Plan ($12,050) and employer matching contributions under the Employee Stock Purchase Plan ($1,196).

(7)

Represents Company contributions pursuant to the Teledyne Technologies Incorporated 401(k) Plan ($11,750), tax services ($11,068), car allowance ($8,308), insurance contributions ($1,764) employer matching contributions under the Employee Stock Purchase Plan ($828) and severance payments ($400,000).

(8)	Represents car allowance ($12,000) and Company contributions pursuant to the Teledyne Technologies Incorporated 401(k) Plan ($11,888).

(9)	Represents personal security ($276,923) and car allowance ($12,000).

(10)

Represents car allowance ($12,000), employer matching contributions under the Employee Stock Purchase Plan ($1,196) and Company contributions pursuant to the Teledyne Technologies Incorporated 401(k) Plan ($1,000).

(11)	Miss Cibik was not a NEO in 2023 or 2024.

(12)

Represents car allowance ($12,000), employer matching contributions under the Employee Stock Purchase Plan ($1,196) and Company contributions pursuant to the Teledyne Technologies Incorporated 401(k) Plan ($1,000).

80	TELEDYNE TECHNOLOGIES INCORPORATED | 2026 Proxy Statement

Grants of Plan-Based Awards

The table below sets forth information on grants of plan-based awards to the named executives in fiscal year 2025. All equity grants were made under our Amended and Restated 2014 Incentive Award Plan.

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units #	All Other Option Awards: Number of Securities Underlying Options #(1)	Grant Date Fair Value of Stock and Option Awards(2)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

George C. Bobb III	4/22/25								4,078	$731,185

	7/22/25								4,660	$999,337

	1/22/25(3)	94,430	944,300	1,888,600

	1/22/25(4)	96,000	640,000	1,280,000

	1/22/25(5)				482	1,376	1,376			$601,546

Edwin Roks	4/22/25								6,021	$1,079,565

	1/22/25(3)	72,000	720,000	1,440,000

	1/22/25(4)	162,000	1,080,000	2,160,000

	1/22/25(5)				813	2,323	2,323			$1,015,546

Stephen F. Blackwood	4/22/25								3,033	$543,817

	1/22/25(3)	51,200	512,000	1,024,000

	1/22/25(4)	62,400	416,000	832,000

	1/22/25(5)				313	895	895			$391,267

Robert Mehrabian	4/22/25								6,133	$1,099,647

	1/22/25(3)	165,000	1,650,000	3,300,000

	1/22/25(4)	165,000	1,100,000	2,200,000

	1/22/25(5)				828	2,366	2,366			$1,034,344

Jason VanWees	4/23/25								3,317	$594,738

	1/22/25(3)	59,500	595,000	1,190,000

	1/22/25(4)	86,250	575,000	1,150,000

	1/22/25(5)				433	1,237	1,237			$540,779

Melanie S. Cibik	4/22/25								2,772	$497,020

	1/22/25(3)	46,800	468,000	936,000

	1/22/25(4)	66,600	444,000	888,000

	1/22/25(5)				334	955	955			$417,497

(1)

All stock options granted on April 22, 2025 had exercise prices of $461.10, and the stock option granted to Mr. Bobb on July 22, 2025 has an exercise price of $555.95, the closing share price on the respective dates of grant.

(2)

Calculated in accordance with FASB ASC Topic 718. For performance-based restricted stock, represents the value at the date of grant based on the probable outcome of the applicable performance conditions. For a discussion of the assumptions considered in determining the grant date fair value, please see Note 11 (Stockholders’ Equity) to the financial statements in our Annual Report on Form 10-K.

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Grants of Plan-Based Awards (continued)

(3)

Represents threshold, target and maximum amounts under the Annual Incentive Plan Awards for 2025, established on January 22, 2025. For the actual amounts paid under the 2024 Annual Incentive Plan (which were paid in February 2025), see the amount listed in footnote 4 to the column titled “Non-Equity Incentive Plan Award Compensation” in the Summary Compensation Table on page 79.

(4)	Represents the estimated future payouts under the Performance Plan for the 2025-2027 performance cycle, which performance cycle began on December 30, 2024.

(5)	Represents the estimated future payouts under the performance-based restricted stock unit award granted on January 22, 2025.

The material terms of the awards disclosed in the foregoing table are described in Compensation Discussion and Analysis.

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Outstanding Equity Awards at Fiscal Year-End

The following table summarizes the outstanding equity awards held by the named executives as of December 28, 2025, the last day of our 2025 fiscal year.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(2) ($)

George C. Bobb III	4,878	—	—	$383.33	1/21/30			772	(3)	$399,394

	3,850	—	—	$441.51	7/27/31			1,465	(4)	$757,918

	566	—	—	$429.39	10/15/31			1,376	(5)	$711,874

	4,821	—	—	$360.39	10/25/32

	2,495	1,247	—	$441.98	1/23/34

	—	4,078	—	$461.10	2/22/35
	—	4,660	—	$555.95	4/22/35
Edwin Roks	15,000	—	—	$123.28	1/24/27			726	(3)	$375,596
	9,461	—	—	$192.00	1/23/28			1,373	(4)	$710,322
	10,102	—	—	$217.39	1/22/29			516	(5)	$266,953
	6,751	—	—	$383.33	1/21/30
	5,866	—	—	$441.51	7/27/31
	604	—	—	$429.39	10/15/31
	4,716	—	—	$360.39	10/25/32
	2,105	—	—	$441.98	1/23/34

Stephen F. Blackwood	6,952	—	—	$217.39	1/22/29			445	(3)	$230,221

	4,646	—	—	$383.33	1/21/30			952	(4)	$492,517

	3,667	—	—	$441.51	7/27/31			895	(5)	$463,028

	4,018	—	—	$360.39	10/25/32

	1,622	810	—	$441.98	1/23/34
	—	3,033	—	$461.10	4/22/35
Robert Mehrabian	33,672	—	—	$217.39	1/22/29			4,335	(3)	$2,242,712
	8,362	—	—	$383.33	1/21/30			2,517	(4)	$1,302,170
	6,600	—	—	$441.51	7/27/31			2,366	(5)	$1,224,050
	6,484	—	—	$429.39	10/15/31
	14,143	—	—	$360.39	10/25/32
	4,288	2,143	—	$441.98	1/23/34
	—	6,133	—	$461.10	4/22/35

Jason VanWees	9,461	—	—	$192.00	1/23/28			596	(3)	$308,341

	10,102	—	—	$217.39	1/22/29			1,316	(4)	$680,833

	6,751	—	—	$383.33	1/21/30			1,237	(5)	$639,962

	5,328	—	—	$441.51	7/27/31

	554	—	—	$429.39	10/15/31

	6,429	—	—	$360.39	10/25/32

	2,242	1,120	—	$441.98	1/23/34
	—	3.317	—	$461.10	4/22/35

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Outstanding Equity Awards at Fiscal Year-End (continued)

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(2) ($)
Melanie S. Cibik	6,751	—	—	$383.33	1/21/30			534	(3)	$276,265
	5,328	—	—	$441.51	7/27/31			1,016	(4)	$525,628
	5,839	—	—	$360.39	10/25/32			955	(5)	$494,069
	1,731	865	—	$441.98	1/23/34
	—	2,772	—	$461.10	4/22/35

(1)

Stock option awards vest incrementally at a rate of one-third per year, with full vesting at the third anniversary of the date of grant. Option awards where all or a portion of the award remain unvested at fiscal year-end were granted on January 23, 2024, April 22, 2025 and July 22, 2025.

(2)	Based on a closing share price of $517.35 on December 26, 2025, the last trading day before our fiscal year end.

(3)	Represents the 2023-2025 restricted stock award at target. This award was paid at 69% of target in January 2026.
(4)

Represents the maximum number of shares that the named executive could retain under the restricted stock award granted on January 23, 2024, if our three-year aggregate total stockholder return is greater than the 50th percentile of the S&P 500 Index for the three-year performance period.

(5)

Represents the maximum number of shares that the named executive could retain under the restricted stock award granted on January 21, 2025, if our three-year aggregate total stockholder return is greater than the 50th percentile of the S&P 500 Index for the three-year performance period.

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Option Exercises and Stock Vested

The following table sets forth information about stock options exercised by the named executives in fiscal year 2025 and stock awards that vested or were paid in fiscal year 2025 to the named executives.

	Option Awards		Stock Awards

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise(1) ($)	Number of Shares Acquired on Vesting (#)		Value Realized on Vesting ($)

George C. Bobb III	13,043	$4,268,415	425	(2)	$218,624	(3)

Edwin Roks	2,666	$1,252,258	635	(2)	$326,650	(3)

Stephen F. Blackwood	5,046	$1,622,875	347	(2)	$178,500	(3)

Robert Mehrabian	31,537	$10,098,536	9,153	(2)	$4,708,395	(3)

Jason VanWees	3,700	$1,467,699	463	(2)	$238,172	(3)

Melanie S. Cibik	10,102	$2,964,184	416	(2)	$213,995	(3)

(1)

The value realized upon exercise of options reflects the price at which shares acquired upon exercise of the options were sold or valued for income tax purposes, net of the exercise price for acquiring the shares.

(2)	Represents restricted stock granted on January 25, 2022, that vested on January 25, 2025, with restrictions on 82.2% of the original award lapsing.
(3)	Based on a closing share price of $514.41 on January 24, 2025, the last day of trading before the vesting date.

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Pension Benefits

The following table describes pension benefits provided to the named executives as of the end of our 2025 fiscal year. For a discussion of the assumptions made in the valuation, please see Note 10 (Pension Plans and Postretirement Benefits) to the financial statements in our Annual Report on Form 10-K. Mr. Bobb, Dr. Roks and Mr. Blackwood do not participate in any defined benefit pension plan sponsored by us and are not included as a named executive for purposes of this Pension Benefits discussion.

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)

Robert Mehrabian	Teledyne Pension Plan	24.75	$1,782,676	$197,017

	Pension Equalization/	15.33	$20,770,201	—

	Benefit Restoration Plan

	Supplemental Pension	10.00	$3,986,744	—

	(Employment Agreement)

Jason VanWees	Teledyne Pension Plan	26.42	$662,047	—

	Pension Equalization/

	Benefit Restoration Plan	15.58	$387,594	—

Melanie S. Cibik	Teledyne Pension Plan	27.75	$1,283,710	—

	Pension Equalization/

	Benefit Restoration Plan	16.92	$937,824	—

Teledyne Technologies Incorporated Pension Plan

In connection with the spin-off of Teledyne as an independent company, we adopted the Teledyne Technologies Incorporated Pension Plan which covers substantially all U.S. employees hired prior to January 1, 2004. Effective January 1, 2004, new employees do not participate in the Pension Plan. Effective January 1, 2020, Teledyne divided its domestic qualified defined benefit pension plan into two separate plans, one comprised largely of inactive participants and certain active participants over the age of 62 and with over 15 years of service (the “Legacy Plan”) and the other comprised largely of active participants (the “Active Plan”, both Plans together referred as the “Pension Plans”). Of our named executives, Dr. Mehrabian, Mr. VanWees and Miss Cibik participate in our Pension Plans, with Dr. Mehrabian participating in the Legacy Plan and Mr. VanWees and Miss Cibik participating in the Active Plan. The annual benefits payable under the Pension Plans to participating salaried employees retiring at or after age 65 is calculated under a formula which considers the participant’s compensation and years of service. The Internal Revenue Code limits the amounts payable to participants under a qualified pension plan.

The Normal Retirement Age under the Pension Plans is generally age 65. Participants who have satisfied the Pension Plans’ eligibility requirements and terminate employment on or after their Normal Retirement Date (the first of month following or coincident with a participant attaining their Normal Retirement Age) will be eligible to receive a lifetime monthly income following termination of their employment. Generally, the basic retirement benefit is equal to one percent of a participant’s average monthly compensation up to monthly Social Security Covered Compensation, plus 1.65% of average monthly salary in excess of monthly Social Security Covered Compensation. This amount is then multiplied by the years of credited service completed by the participant, up to 30 years. In general, a participant who has achieved the age of 55 and has completed five years of service or has a vested accrued benefit is eligible for early retirement benefits under the Pension Plans.

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Pension Benefits (continued)

Early retirement benefits are reduced by an amount equal to 3 percent for each year that a participant’s early retirement date precedes the participant’s Normal Retirement Date. Participants in the Pension Plans have the choice of different annuity types or a lump-sum payment. Participants are prohibited from changing the annuity type elected once monthly benefit payments begin. In 2011, we approved a plan amendment to change the rate at which pension benefits will accrue on or after March 1, 2012, to reduce our pension benefit obligations. The pension benefit formula was changed from a “final average pay” calculation to a “career average pay” approach.

Dr. Mehrabian is currently eligible for normal retirement. Additionally, according to the terms of the Plan and as required under Section 411 of the Internal Revenue Code, benefits for any employee who remains in active employment after the age of 70 and six months, including Dr. Mehrabian, are actuarially increased until benefits commence to reflect the effect of interest rates and a shorter life expectancy. Dr. Mehrabian’s benefit under the qualified Pension Plan commenced August 1, 2024 as a result of benefit limitations under Section 415 of the Internal Revenue Code and the terms of his Pension Plan. A year of credited service is any year in which the participant has performed 1,000 or more service hours. None of the named executives have been granted extra years of credited service and it is our policy not to grant participants, including named executives, with extra years of credited service.

Pension Equalization/Benefit Restoration Plan

We have also adopted a Pension Equalization/Benefit Restoration Plan, which is designed to restore benefits which would be payable under the pension plan provisions but for the limits imposed by the Internal Revenue Code, to the levels calculated pursuant to the formulas contained in the pension plan provisions or for any monies deferred under the Teledyne Technologies Incorporated Executive Deferred Compensation Plan. The Pension Equalization/Benefit Restoration Plan provides that Teledyne will pay to the participant, without requirement for participant contribution upon the participant’s retirement, a retirement benefit equal to the difference between the maximum life annuity to which the participant would be entitled under the qualified Pension Plan upon the participant’s retirement, ignoring any limitations imposed by the Internal Revenue Code and including any compensation deferred under the Executive Deferred Compensation Plan, and the life annuity which is actually paid to the participant under the qualified Pension Plan after giving effect to the limitations imposed by the Internal Revenue Code and excluding any compensation deferred under the Executive Deferred Compensation Plan. On December 31, 2014, the Pension Equalization/Benefit Restoration Plan was amended to freeze accruals under the plan effective February 28, 2015. Note that despite the freeze of accruals, similar to benefits under the Pension Plans, benefits under this plan are still adjusted depending on the age of the participant when benefits commence. This includes the actuarial adjustment for participants who continue active employment after the age of 70 and 6 months. The benefits for Dr. Mehrabian under this plan will continue to be adjusted actuarially until his retirement and subsequent commencement of benefits.

Employment Agreement with Dr. Mehrabian

The employment agreement with Dr. Mehrabian provides him with a non-qualified supplemental pension arrangement under which we will pay monthly cash payments to Dr. Mehrabian starting six months following his retirement and for a period of ten years, as supplemental payments to any accrued pension under our qualified Pension Plan and our Pension Equalization Plan, an amount equal to 50 percent of his base salary as in effect for 2018 (which was $995,000). Effective July 31, 2007, the number of years of credited service under this supplemental pension equalization plan reached the maximum number of ten years; as a result, no additional years of service will be credited under this plan.

The employment agreement further provides that Teledyne will pay to Dr. Mehrabian (or his designee in the event of death) any unpaid amounts under this non-qualified pension arrangement in a single lump sum payment within 60 days following the date of his death or disability. In addition, Dr. Mehrabian may request a payment under this non-qualified pension arrangement in the event of an unforeseeable emergency as such term is defined under Section 409A of the Internal Revenue Code.

TELEDYNE TECHNOLOGIES INCORPORATED | 2026 Proxy Statement	87

Nonqualified Deferred Compensation

The following table sets forth information about the participation of named executives in the Executive Deferred Compensation Plan in 2025. Dr. Mehrabian, Dr. Roks, Mr. VanWees and Miss Cibik do not participate in the Executive Deferred Compensation Plan.

Name	Executive Contributions in 2025 ($)(1)	Registrant Contributions in 2025 ($)	Aggregate Earnings (Losses) in 2025 ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at 12/31/2025 ($)

George C. Bobb III	—	—	$ 78,065	—	$1,015,999

Stephen F. Blackwood	—	—	$286,419	—	$2,319,515

(1)

The amounts in this column were reported as compensation to the named executive in the Summary Compensation Table for 2025 or in prior years, except for the amounts that represent earnings or losses under Executive Deferred Compensation Plan.

The Teledyne Executive Deferred Compensation plan is a voluntary, non-tax qualified, unfunded deferred compensation plan available to all employees earning $100,000 or more per year for providing deferred compensation, and thus potential tax benefits, to these employees.

A participant in the Deferred Compensation Plan may elect to defer up to 100% of the participant’s salary and up to 100% of the participant’s AIP bonus for a calendar year. As participants defer funds into the Deferred Compensation Plan, premiums in the amount of the deferrals are deposited in life insurance contracts. Participants make deemed investment choices in funds underlying life insurance contracts. Upon retirement or termination, a participant receives the participant’s account balance. A participant can also receive benefits prior to retirement or termination by pre-selecting a distribution date that is no less than three calendar years after the end of the year for which the election is made. A participant may elect to receive an amount equal to 90% of the participant’s account balance prior to the participant’s payment eligibility date. A participant may change daily the investment designations. Deferral elections with respect to annual salaries are irrevocable, except that a participant may elect to increase, decrease or terminate the participant’s salary deferral earned during a calendar year by filing a new election on or before December 31 of the preceding calendar year. Deferral elections with respect to AIP bonuses are irrevocable and must be made each calendar year.

88	TELEDYNE TECHNOLOGIES INCORPORATED | 2026 Proxy Statement

Director Compensation

Directors who are also our employees do not receive any compensation for their services on our Board or its committees. In 2025, directors who are not also our employees (non-employee directors) were paid an annual cash retainer of $110,000 in two equal installments in January and July. In addition, non-employee directors each received restricted stock units valued at $210,000. The restricted stock units generally vest one year following the date of grant and are settled in shares of common stock on the date of vesting unless a director has elected to defer settlement of the award until such director’s separation from Board service. The restricted stock units also vest upon a change in control or the director’s separation from Board service for any reason, other than for removal.

In 2025, the chair of the Audit Committee was paid an annual fee of $25,000, the chair of the Personnel and Compensation Committee was paid an annual fee of $20,000, the chair of the Nominating and Governance Committee was paid an annual fee of $15,000 and our lead director was paid an annual fee of $40,000. Our Nominating and Governance Committee reviews director compensation on an annual basis, which includes reviewing data on director compensation at peer companies provided by the Committee’s independent compensation consultant.

Under the terms of our stockholder-approved Amended and Restated 2014 Incentive Award Plan, our non-employee directors aggregate annual cash and equity compensation is limited to a maximum of $750,000 during any calendar year. In the event stockholders approve the Amended and Restated Teledyne Technologies Incorporated 2014 Incentive Award Plan at the 2026 Annual Meeting, this limit will increase to $1.0 million.

Under our stock ownership guidelines, each non-employee director is expected to own shares of Teledyne common stock equal in market value to at least five times the amount of the annual retainer ($550,000). A new director is expected to attain the minimum level of target ownership within a period of five years from the date he or she first becomes a director of the Company. Once achieved, the minimum level of stock ownership must be maintained for so long as the non-employee director retains their seat on the Board.

The following table sets forth a summary of the compensation we paid to our non-employee directors in 2025. Ms. Black joined our Board on October 21, 2025. Mr. Crocker retired from our Board on April 23, 2025 and Ms. Singleton retired from our Board on January 1, 2026.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)		Total ($)

Laura A. Black	$21,699	$105,000	—	—	—	—		$126,699

Charles Crocker	$55,000	—	—	—	—	—		$55,000

Kenneth C. Dahlberg	$110,000	$210,000	—	—	—	—		$320,000

Michelle A. Kumbier	$130,000	$210,000	—	—	—	—		$340,000

Simon M. Lorne	$135,000	$210,000	—	—	—	—		$345,000

Robert A. Malone	$110,000	$210,000	—	—	—	—		$320,000

Vincent J. Morales	$110,000	$210,000	—	—	—	—		$320,000

Jane C. Sherburne	$110,000	$210,000	—	—	—	—		$320,000

Denise R. Singleton	$110,000	$210,000	—	—	—	—		$320,000

Michael T. Smith	$165,000	$210,000	—	—	—	$14,542	(2)	$389,542

Wesley W. von Schack	$110,000	$210,000	—	—	—	—		$320,000

TELEDYNE TECHNOLOGIES INCORPORATED | 2026 Proxy Statement	89

Director Compensation (continued)

(1)

Each non-employee director received 468 restricted stock unit awards valued in the aggregate at $210,000 on April 23, 2025, with the exception of Laura A. Black who was appointed to the Board on October 21, 2025 and received 183 restricted stock unit awards valued in the aggregate at $105,000 on the date of her appointment, and Mr. Crocker who retired prior to the grant date of April 24, 2025. For a discussion of the valuation of the restricted stock units granted to non-employee directors, please see Note 11 (Stockholders’ Equity) to the financial statements in our Annual Report on Form 10-K under the heading “Restricted Stock Award Program.”

(2)	Represents death benefit under the Teledyne Technologies Incorporated Executive Deferred Compensation Plan.

The following table sets forth the aggregate number of restricted stock units (RSUs), including deferred RSUs, and phantom stock held by our non-employee directors as of December 28, 2025.

Name	Option Awards	RSU Awards	Phantom Stock Awards

Laura A. Black	—	183	—

Kenneth C. Dahlberg	—	468	—

Michelle A. Kumbier	—	2,181	—

Simon M. Lorne	—	3,380	1,049

Robert A. Malone	—	468	—

Vincent J. Morales	—	1,407	—

Jane C. Sherburne	—	2,019	—

Denise Singleton	—	2,214	—

Michael T. Smith	—	468	1,245

Wesley W. von Schack	—	2,648	—

90	TELEDYNE TECHNOLOGIES INCORPORATED | 2026 Proxy Statement

Potential Payments Upon Termination or a

Change in Control

Change in Control Severance Agreements

Each of the currently employed named executives, excluding Dr. Roks who concluded his service as Chief Executive Officer in April 2025, and three other executives, is a party to a Change in Control Severance Agreement with the Company. The Agreements have a three-year, automatically renewing term. The executive is entitled to severance benefits if (1) there is a change in control of the Company and (2) within three months before or 24 months after the change in control, either we terminate the executive’s employment for reasons other than cause or the executive terminates employment for good reason. “Severance benefits” for the named executives currently consist of:

•

A cash payment equal to three times (in the case of Dr. Mehrabian and, effective February 17, 2026, Mr. Bobb) or two times (in the case of the other named executives) the sum of (i) the executive’s highest annual base salary within the year preceding the change in control and (ii) the executive’s Annual Incentive Plan bonus target for the year in which the change in control occurs or the average actual bonus payout for the three years immediately preceding the change in control, whichever is higher.

•

A cash payment for the current Annual Incentive Plan bonus cycle based on the fraction of the year worked times the Annual Incentive Plan target objectives at 100% (with payment of the prior year bonus if not yet paid).

•	Payment in cash for unpaid Performance Plan awards, assuming applicable goals are met at 120% of performance.
•

Continued equivalent health and welfare (e.g., medical, dental, vision, life insurance and disability) benefits at our expense for a period of up to 36 months in some agreements (including Dr. Mehrabian, Mr. VanWees and Miss Cibik) or 24 months in some agreements (including Mr. Bobb and Mr. Blackwood) after termination (with the executive bearing any portion of the cost the executive bore prior to the change in control); provided, however, such benefits would be discontinued to the extent the executive receives similar benefits from a subsequent employer.

•	Removal of restrictions on performance-based restricted stock issued under our restricted stock award programs.
•

Full vesting under the Company’s pension plans (within legal parameters) such that the executive shall be entitled to receive the full accrued benefit under all such plans in effect as of the date of the change in control, without any actuarial reduction for early payment.

•

Reimbursement for actual professional outplacement services of up to $25,000 in some agreements (including Dr. Mehrabian, Mr. VanWees and Miss Cibik) and $15,000 in some agreements (including Mr. Bobb and Mr. Blackwood).

•	Immediate vesting of all stock options, with options being exercisable for the full remainder of the term.
•

In the event amounts under the agreements constitute an “excess parachute” payment as defined in Section 280G of the Internal Revenue Code, the executive will receive the better of, on an after-tax basis, (a) the unreduced excess parachute payment with no tax gross up payment, or (b) a parachute payment reduced to a level below which an excise tax is imposed.

For the purposes of the Change in Control Severance Agreement, a “change in control” will generally be deemed to occur if (1) the Company acquires actual knowledge that any person or group of persons acting together has acquired the beneficial ownership of securities of the Company entitling such person to 20% or more of the voting power of the Company, (2) a tender offer to acquire 20% or more of the voting power of the Company is completed, (3) a successful third party proxy solicitation is made relating to the election or removal of 50% or more of the members of the Board or any class of the Board, or (4) a merger, consolidation, share exchange, division or sale or other disposition of assets of the Company occurs as a result of which the stockholders of the Company immediately prior to such transaction do not hold, immediately following such transaction, a majority of the voting power of the surviving, acquiring or resulting corporation.

TELEDYNE TECHNOLOGIES INCORPORATED | 2026 Proxy Statement	91

Potential Payments Upon Termination or a Change in Control (continued)

The paragraphs below explain the impact on our executive compensation programs for named executives of various change in control and termination scenarios other than a termination that would trigger the benefits under the Change in Control Severance Agreements.

Annual Incentive Plan

The following is a summary of the terms of awards under our Annual Incentive Plan related to the treatment of awards upon termination of employment:

If a participant’s employment is terminated before the end of a plan year for reason of death, disability, or normal or early retirement, the award will be calculated at the end of the plan year, based on their actual salary earned during the plan year, provided they were with the Company for at least six months during the plan year.

If a participant’s employment is terminated during the plan year for any other reason, no award will be paid for the plan year.

Stock Options

The following table summarizes the terms of awards under our incentive plans related to the treatment of stock options upon termination of employment or upon a change in control:

Change in Control or Termination Event	Treatment of Unvested Awards	Time to Exercise Vested Awards

Change in Control	Awards Fully Vest*	Remainder of Term*

Death	Awards Fully Vest	12 Months

Disability	Continued Vesting	Remainder of Term

Retirement	Forfeiture**	Remainder of Term

Other	Forfeiture**	30 Days**

*	Unless options are assumed or replaced by the successor company.

**

The Mehrabian Employment Agreement provides that, starting with option grants made in 2019, in the event of separation of service by Dr. Mehrabian for any reason other than death, outstanding stock options shall continue to vest and may be exercised for the remainder of the option term.

Performance Program

In the event of a change in control not followed by termination, or where a participant terminates employment because of retirement, death or disability, the participant’s Performance Plan participation will be pro-rated based on the number of full months of employment during the cycle, divided by 36. Awards for retired participants are paid at the same time as awards are paid to active participants. On a change in control not followed by termination, awards are paid 30 days following the change in control event. If a participant’s employment terminates for any other reason, the current cycle’s incentive and any prior cycle’s incentive will be forfeited unless deemed otherwise by the Personnel and Compensation Committee.

Restricted Stock Award Program

During the restricted period, performance-based restricted stock or restricted stock units will be forfeited upon a participant’s termination of employment. However, if the participant dies, becomes disabled or retires prior to the expiration of the applicable performance cycle, the amount of the participant’s restricted stock or restricted stock units that is not subject to forfeiture at the end of the performance cycle will be pro-rated for the portion of the performance cycle completed by the participant prior to his death, disability or retirement and that amount will become vested at the end of the performance cycle. In the event of a change in control, all restrictions applicable to the restricted stock award or restricted stock unit award will terminate fully.

Potential Termination Payments

The following table sets forth the potential payments upon a change in control and termination following a change of control, retirement, resignation or termination or death or disability of the named executives as of

92	TELEDYNE TECHNOLOGIES INCORPORATED | 2026 Proxy Statement

Potential Payments Upon Termination or a Change in Control (continued)

December 28, 2025, the last day of our 2025 fiscal year, assuming the change in control or termination event had taken place on December 28, 2025. The amounts shown include amounts earned through December 28, 2025, other than pension benefits, and are estimates of the amounts which would be paid out to the executives upon their termination following a termination event. The actual amounts to be paid out can only be determined at the time of such executive’s separation from the Company, and such amounts may be subject to re-negotiation at the time of actual termination. Estimated monthly pension benefits for named executives upon retirement or termination following a change in control are described at the end of this section. Any amounts paid following termination or a change in control may be delayed for up to six months to comply with provisions of Section 409A of the Internal Revenue Code. On and effective as of February 17, 2026, the Personnel and Compensation Committee increased the cash severance payable to Mr. Bobb upon change in control, which increase is not reflected in the table below, as the table assumes a change in control event takes place on December 28, 2025.

George C. Bobb III

Type of Benefit	Change in Control (followed by termination)		Change in Control (no termination)		Retirement or Voluntary Termination(1)	Death or Disability

Cash Severance	$3,688,654		—		—	—

Bonus Payment	$944,327	(2)	—		—	$922,100

Value of Unvested Stock Options	$417,411	(3)	—	(4)	—	$417,411	(5)

Value of Unvested Restricted Stock	$1,869,186	(6)	$1,869,186	(6)	—	$1,129,640	(7)

Value of Unpaid Performance Program Amounts	$2,560,000	(8)	$640,000	(9)	—	$560,929	(10)

Welfare Benefit Values	$47,507		—		—	—

Outplacement	$15,000		—		—	—

Reduction to Avoid Excise Tax	($1,039,072)		—		—	—

Payments	$8,503,012		$2,509,186		—	$3,030,079

Edwin Roks(11)

Type of Benefit	Change in Control (followed by termination)	Change in Control (no termination)	Retirement or Voluntary Termination(1)		Death or Disability

Cash Severance	—	—	$1,800,000	(12)	—

Bonus Payment	—	—	$703,000		—

Value of Unvested Stock Options	—	—	—		—

Value of Unvested Restricted Stock	—	—	$1,296,786	(7)	—

Value of Unpaid Performance Program Amounts	—	—	$893,972	(10)	—

Welfare Benefit Values	—	—	—	(13)	—

Outplacement and other benefits	—	—	—	(14)	—

Reduction to Avoid Excise Tax	—	—	—		—

Payments	—	—	$4,693,758		—

TELEDYNE TECHNOLOGIES INCORPORATED | 2026 Proxy Statement	93

Potential Payments Upon Termination or a Change in Control (continued)

Stephen F. Blackwood

Type of Benefit	Change in Control (followed by termination)		Change in Control (no termination)		Retirement or Voluntary Termination(1)		Death or Disability

Cash Severance	$2,304,000		—		—		—

Bonus Payment	$512,000	(2)	—		$499,900		$499,900

Value of Unvested Stock Options	$292,806	(3)	—	(4)	—		$292,806	(5)

Value of Unvested Restricted Stock	$1,185,766	(6)	$1,185,766	(6)	$704,894	(7)	$704,894	(7)

Value of Unpaid Performance Program Amounts	$1,664,000		$416,000	(9)	$364,604	10)	$364,604	(10)

Welfare Benefit Values	$47,507		—		—		—

Outplacement	$15,000		—		—		—

Reduction to Avoid Excise Tax	($762,641)		—		—		—

Payments	$5,258,438		$1,601,766		$1,569,398		$1,862,204

Robert Mehrabian

Type of Benefit	Change in Control (followed by termination)		Change in Control (no termination)		Retirement or Voluntary Termination(1)		Death or Disability

Cash Severance	$8,250,000		—		—		—

Bonus Payment	$1,650,000	(2)	—		$1,611,100		$1,611,100

Value of Unvested Stock Options	$552,524	(3)	—	(4)	$552,524		$552,524	(5)

Value of Unvested Restricted Stock	$4,779,279	(6)	$4,779,279	(6)	$3,508,001	(7)	$3,508,001	(7)

Value of Unpaid Performance Program Amounts	$4,400,000	(8)	$1,100,000	(9)	$964,096	(10)	$964,096	(10)

Welfare Benefit Values	$50,353		—		—		—

Outplacement	$25,000		—		—		—

Reduction to Avoid Excise Tax	—		—		—		—

Payments	$19,707,156		$5,879,279		$6,635,721		$6,635,721

Jason VanWees

Type of Benefit	Change in Control (followed by termination)		Change in Control (no termination)		Retirement or Voluntary Termination(1)	Death or Disability

Cash Severance	$2,380,000		—		—	—

Bonus Payment	$595,000	(2)	—		—	$581,000

Value of Unvested Stock Options	$355,511	(3)	—	(4)	—	$355,511	(5)

Value of Unvested Restricted Stock	$1,629,135	(6)	$1,629,135	(6)	—	$964,472	(7)

Value of Unpaid Performance Program Amounts	$2,300,000	(8)	$575,000	(9)	—	$503,959	(10)

Welfare Benefit Values	$30,337		—		—	—

Outplacement	$25,000		—		—	—

Reduction to Avoid Excise Tax	—		—		—	—

Payments	$7,314,982		$2,204,135		—	$2,404,942

94	TELEDYNE TECHNOLOGIES INCORPORATED | 2026 Proxy Statement

Potential Payments Upon Termination or a Change in Control (continued)

Melanie S. Cibik

Type of Benefit	Change in Control (followed by termination)		Change in Control (no termination)		Retirement or Voluntary Termination(1)	Death or Disability

Cash Severance	$2,106,000		—		—	—

Bonus Payment	$468,000	(2)	—		$457,000	$457,000

Value of Unvested Stock Options	$286,365	(3)	—	(4)	—	$286,365	(5)

Value of Unvested Restricted Stock	$1,295,962	(6)	$1,295,962	(6)	$782,821	$782,821	(7)

Value of Unpaid Performance Program Amounts	$1,776,000	(8)	$444,000	(9)	$389,144	$389,144	(10)

Welfare Benefit Values	$50,745		—		—	—

Outplacement	$25,000		—		—	—

Reduction to Avoid Excise Tax	—		—		—	—

Payments	$6,008,072		$1,739,962		$1,628,965	$1,915,330

(1)	Each of the named executives, except for George C. Bobb III and Jason VanWees, was retirement eligible on December 28, 2025.

(2)	Assumes greater of pro-rated target or actual AIP award earned in 2025.

(3)

Represents the number of all unvested stock options as of December 28, 2025, multiplied by $517.35, the closing price of our common stock on December 26, 2025, the last trading day prior to our fiscal year end, less the aggregate exercise price of the unvested stock options.

(4)	Assumes that unvested stock options are assumed or replaced by acquirer or otherwise remain outstanding.

(5)

Represents the number of all unvested stock options as of December 28, 2025, multiplied by $517.35, the closing price of our common stock on December 26, 2025, less the aggregate exercise price of the unvested stock options. Option awards accelerate in full upon death and continue vesting following disability.

(6)

Represents the number of unvested shares of restricted stock and restricted stock units granted in 2023, 2024 and 2025 multiplied by $517.35, the closing price of our common stock on December 26, 2025.

(7)

Represents the present value of unvested restricted stock granted in 2023, 2024 and 2025 pro-rated for the portion of the performance period completed by the named executive prior to retirement, termination, death or disability. Assumes goals are met at 100% of performance targets. Actual payment of the stock award is not made until after the completion of the performance period. Shares are valued at $517.35, the closing price of our common stock on December 26, 2025.

(8)

Represents the cash payable under our 2024-2026 Performance Plan award and our 2025-2027 Performance Plan award, assuming applicable goals are met at the maximum (200%) performance target for all named executives.

(9)

Represents the cash payable under our 2024-2026 Performance Plan award and 2025-2027 Performance Plan award, prorated for the portion of the performance cycle completed prior to the change-in-control, assuming applicable goals are met at target.

(10)

Represents the present value of cash payable under our 2024-2026 Performance Plan award and 2025-2027 Performance Plan award, prorated for the portion of the performance cycle completed prior to retirement or disability, as the case may be, assuming applicable goals are met at target. Actual payment of the Performance Plan amounts is made at the same time payment is made to active participants.

(11)

Dr. Roks concluded his service as Chief Executive Officer on April 28, 2025, with a separation date of August 31, 2025. On April 30, 2025, Dr. Roks and Teledyne entered into the Roks Agreement, the terms of which are described in Compensation Discussion & Analysis under the heading “Agreement with Dr. Roks.”

(12)

Pursuant to the Roks Agreement, Dr. Roks will be paid cash severance in the amount of $1,800,000, less standard deductions and withholdings, payable in equal installments over a period of 18 months starting September 1, 2025.

(13)

Pursuant to the Roks Agreement, Teledyne will pay the employer and employee contributions for health insurance coverage for Dr. Roks through December 31, 2026, with coverage ceasing when alternative coverage begins. Dr. Roks obtained alternative coverage following his separation from service and no payments were made by Teledyne.

TELEDYNE TECHNOLOGIES INCORPORATED | 2026 Proxy Statement	95

Potential Payments Upon Termination or a Change in Control (continued)

(14)

Pursuant to the Roks Agreement, Dr. Roks is entitled to additional benefits during his severance period, including reimbursement for outplacement services not to exceed $100,000, reasonable tax advisory services to be provided by Teledyne, relocation costs not to exceed $100,000 and price protection on the sale of his California residence. No payments were made by Teledyne relating to these benefits in 2025 and at this time it is not possible to quantify the amount of payments, if any, that will be made during the term of the severance period.

The following table sets forth each named executive’s monthly pension benefit under the Teledyne Technologies Incorporated Pension Plan, the Teledyne Technologies Incorporated Pension Plan for Defined Active Participants, and the Teledyne Benefit Restoration/Pension Equalization Plan assuming a change of control had taken place on December 28, 2025 and assuming each named executive had elected payment in the form of a single life annuity. The table shows the monthly payment the named executive would receive without a change in control and the additional amounts, if any, that result from a change in control. Mr. Bobb and Mr. Blackwood do not participate in Teledyne’s pension plans.

	Teledyne Pension Plan Benefit as of 2025 Fiscal Year End	Additional Amounts Resulting from Change in Control	Benefit Restoration/ Pension Equalization Plan Benefit as of 2025 Fiscal Year End	Additional Amounts Resulting from Change in Control	Total Monthly Payment following a Change in Control as of 2025 Fiscal Year End

Robert Mehrabian(1) (2)	$16,418	—	$315,426	—	$331,844

Jason VanWees(3)	—	$8,536	—	$4,718	$13,254

Melanie S. Cibik	$8,925	—	$6,351	—	$15,276

(1)

In addition, the pension benefit payable to Dr. Mehrabian under the supplemental pension arrangement contained in his employment agreement following termination from employment at December 31, 2025 (for reason other than for cause) would be $40,613 for 10 years, payable monthly. This amount reflects previously paid FICA taxes.

(2)	The monthly payment shown for Dr. Mehrabian’s Teledyne Pension Plan Benefit reflects the actual pension benefit in payment since his commencement of benefits under this plan in Fiscal Year 2025.
(3)

Jason VanWees is currently under the earliest retirement age allowed under the Teledyne pension plans (55). His vested benefit payable at that age is $5,975 from the Qualified Active Pension Plan and $3,303 from the Pension Equalization Plan without a Change in Control.

96	TELEDYNE TECHNOLOGIES INCORPORATED | 2026 Proxy Statement

Pay Versus Performance

As required by rules and regulations of the SEC, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of the Company. For further information concerning the Company’s pay-for-performance
philosophy and how the Company’s aligns executive compensation with the Company’s performance, refer to “
Executive Compensation — Compensation Discussion and Analysis
.”

Year	Summary Compensation Table Total for first PEO 1	Summary Compensation Table Total for second PEO 1	Compensation Actually Paid to first PEO 2	Compensation Actually Paid to second PEO 2	Average Summary Compensation Table Total for Non-PEO NEOs 3	Average Compensation Actually Paid to Non-PEO NEOs 4	Value of Initial Fixed $100 Investment Based On:		Net Income (millions) 7	Adjusted Income Before Taxes (millions) 8
							Total Stock- holder Return (TSR) 5	Peer Group Total Stock- holder Return 6
(a)	(b)(1)	(b)(2)	(c)(1)	(c)(2)	(d)	(e)	(f)	(g)	(h)	(i)
2025	$4,255,049	$3,991,587	$3,871,281	$ 394,373	$4,165,393	$2,849,927	$132	$193	$894.8	$1,109.1
2024	$4,000,215	n/a	$4,299,169	n/a	$3,684,204	$3,309,521	$136	$181	$819.2	$ 993.1
2023	$8,557,552	n/a	$6,739,816	n/a	$1,446,475	$1,465,578	$128	$153	$885.7	$ 995.8
2022	$8,397,536	n/a	$8,251,770	n/a	$1,977,431	$1,932,021	$115	$127	$788.6	$1,082.7
2021	$6,567,058	$2,604,456	$6,203,865	$3,299,139	$2,080,593	$2,300,967	$126	$136	$445.3	$1,049.4

(1)
During 2025, both Mr. Bobb and Dr. Roks served as Teledyne’s Principal Executive Officer (PEO) for a portion of the year. Dr. Roks served as Chief Executive Officer through April 28, 2025 and Mr. Bobb served as President and Chief Executive Officer for the remainder of fiscal 2025. During 2021, both Dr. Mehrabian and Aldo Pichelli served as Teledyne’s Principal Executive Officer (PEO) for a portion of the year. Aldo Pichelli served as President and Chief Executive Officer in 2021 through October 14, 2021. Dr. Mehrabian served as Chairman, President and Chief Executive Officer beginning on October 15, 2021, and in 2022 and 2023. The dollar amounts reported in column (b)(1) for the first PEO are the amounts of total compensation reported for Mr. Bobb (for 2025), Dr. Roks (for 2024), and Dr. Mehrabian (for 2023, 2022 and 2021) in the “Total” column of the Summary Compensation Table. The dollar amounts reported in column (b)(2) for the second PEO are the amounts of total compensation reported for Mr. Roks for 2025 and Mr. Pichelli for 2021 in the “Total” column of the Summary Compensation Table.

(2)
The dollar amounts reported in column (c)(1) represent the amount of “compensation actually paid” to the first PEO (Mr. Bobb for 2025, Dr. Roks for 2024, and Dr. Mehrabian for 2021-2023), as computed in accordance with SEC rules. The dollar amounts reported in column (c)(2) represent the amount of “compensation actually paid” to the second PEO for 2021 (Dr. Roks for 2025 and Mr. Pichelli for 2021), as computed in accordance with SEC rules. The dollar amounts do not reflect the actual amount of compensation earned by or paid to the PEO during the applicable year. The following adjustments were made to the PEO’s total compensation for each applicable year to determine the compensation actually paid in accordance with SEC rules:

TELEDYNE TECHNOLOGIES INCORPORATED | 2026 Proxy Statement	97

Pay Versus Performance
(continued)

First PEO:

Year	Reported Summary Compensation Table Total for first PEO	Reported Value of Equity Awards (a)	Equity Award Adjustments (b)	Reported Change in the Actuarial Present Value of Pension Benefits (c)	Pension Benefit Adjustments (d)	Compensation Actually Paid to first PEO
2025	$4,255,049	($2,332,068)	$1,948,300	—	—	$3,871,281
2024	$4,000,215	($2,063,322)	$2,362,276	—	—	$4,299,169
2023	$8,557,552	($1,572,503)	$2,304,920	($2,696,653)	$146,500	$6,739,816
2022	$8,397,536	($5,820,636)	$5,674,870	—	—	$8,251,770
2021	$6,567,058	($2,301,577)	$3,364,188	($1,425,804)	—	$6,203,865
Second PEO:

Year	Reported Summary Compensation Table Total for second PEO	Reported Value of Equity Awards (a)	Equity Award Adjustments (b)	Reported Change in the Actuarial Present Value of Pension Benefits (c)	Pension Benefit Adjustments (d)	Compensation Actually Paid to second PEO
2025	$3,991,587	($2,095,111)	($1,502,103)	—	—	$ 394,373
2021	$2,604,456	($ 704,002)	$1,398,685	—	—	$3,299,139

(a)	The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable year.

(b)
The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following for the first PEO and the second PEO (for 2025 and 2021): (i) the year-end
fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments are as follows:

98	TELEDYNE TECHNOLOGIES INCORPORATED | 2026 Proxy Statement

Pay Versus Performance
(continued)

First PEO:

Year	Year End Fair Value of Equity Awards	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Equity Award Adjustments
2025	$2,194,863	($118,486)	—	($128,077)	—	—	$1,948,300
2024	$2,220,208	$ 76,276	—	$ 65,792	—	—	$2,362,276
2023	$1,710,362	$562,589	—	$ 31,969	—	—	$2,304,920
2022	$6,278,135	($207,102)	—	($396,163)	—	—	$5,674,870
2021	$2,421,651	$899,703	—	$ 42,834	—	—	$3,364,188
Second PEO:

Year	Year End Fair Value of Equity Awards	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Equity Award Adjustments
2025	$240,257	($1,231,024)	—	($511,336)	—	—	($1,502,103)
2021	$780,591	$ 570,060	—	$ 48,034	—	—	$1,398,685

(c)	The amounts included in this column are the amounts reported in “Change in Pension and Nonqualified Deferred Compensation” column of the Summary Compensation Table for each applicable year.

(d)
The total pension benefit adjustments for each applicable year include the aggregate of two components: (i) the actuarially determined service cost for services rendered by Dr. Mehrabian or Mr. Pichelli during the applicable year (the “service cost”); and (ii) the entire cost of benefits granted in a plan amendment (or initiation) during the applicable year that are attributed by the benefit formula to services rendered in periods prior to the plan amendment or initiation (the “prior service cost”), in each case, calculated in accordance with U.S. GAAP. Neither Dr. Mehrabian nor Mr. Pichelli had any amounts deducted or added in calculating the pension benefit adjustments for years 2020-2022. For year 2023, a total of $146,500 in prior service cost was added for Dr. Mehrabian.

(3)
The dollar amounts reported in column (d) represent the average of the amounts reported for the Company’s NEOs as a group (excluding Mr. Bobb for 2025, Dr. Roks for 2025 and 2024, Dr. Mehrabian (for 2023, 2022 and 2021) and Mr. Pichelli (for 2021)) in the “Total” column of the Summary Compensation Table in each applicable year. The names of each of the NEOs (excluding Mr. Bobb (for 2025), Dr. Roks (for 2025 and 2024), Dr. Mehrabian (for 2023, 2022 and 2021) and Mr. Pichelli (for 2021)) included for purposes of calculating the average amounts in each applicable year are as follows: (i) for 2025, Mr. Blackwood, Dr. Mehrabian, Mr. VanWees and Miss Cibik, (ii) for 2024, Mr. Blackwood, Dr. Mehrabian, Mr. Bobb and Mr. VanWees, (iii) for 2023, Susan L. Main, Mr. Blackwood, Mr. VanWees, Dr. Roks and Mr. Bobb; (iv) for 2022, Ms. Main, Mr. VanWees, Dr. Roks and Mr. Bobb; and (v) for 2021, Ms. Main, Mr. VanWees, Dr. Roks and Melanie S. Cibik.

TELEDYNE TECHNOLOGIES INCORPORATED | 2026 Proxy Statement	99

Pay Versus Performance
(continued)

(4)
The dollar amounts reported in column (e) represent the average amount of “compensation actually paid” to the NEOs as a group (excluding Mr. Bobb (for 2025), Dr. Roks (for 2025 and 2024), Dr. Mehrabian (for 2023, 2022 and 2021) and Mr. Pichelli (for 2021)), as computed in accordance with SEC rules and regulations. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to such NEOs as a group during the applicable year. In accordance with SEC rules and regulations, the following adjustments were made to average total compensation for such NEOs as a group for each year to determine the compensation actually paid, using the same methodology described above in Note 2:

Year	Average Reported Summary Compensation Table Total for Non- PEO NEOs	Average Reported Value of Equity Awards	Average Equity Award Adjustments (a)	Average Reported Change in the Actuarial Present Value of Pension Benefits	Average Pension Benefit Adjustments (b)	Average Compensation Actually Paid to Non-PEO NEOs
2025	$4,165,393	($1,279,777)	$ 938,990	($988,867)	$14,188	$2,849,927
2024	$3,684,204	($1,304,305)	$1,451,272	($601,399)	$79,749	$3,309,521
2023	$1,446,475	($ 232,536)	$ 272,510	($ 25,321)	$ 4,450	$1,465,578
2022	$1,977,431	($ 989,650)	$ 935,240	—	$ 9,000	$1,932,021
2021	$2,080,593	($ 967,197)	$1,174,938	($ 6,742)	$19,375	$2,300,967

(a)	The amounts deducted or added in calculating the total average equity award adjustments are as follows:

Year	Average Year End Fair Value of Equity Awards	Year over Year Average Change in Fair Value of Outstanding and Unvested Equity Awards	Average Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Year over Year Average Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Average Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Average Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Average Equity Award Adjustments
2025	$1,256,258	($117,346)	—	($199,922)	—	—	$ 938,990
2024	$1,403,505	$ 62,012	—	($ 14,245)	—	—	$1,451,272
2023	$ 252,922	$ 38,022	—	($ 18,434)	—	—	$ 272,510
2022	$1,141,976	($ 81,911)	—	($124,825)	—	—	$ 935,240
2021	$ 878,295	$327,660	—	($ 31,017)	—	—	$1,174,938

100	TELEDYNE TECHNOLOGIES INCORPORATED | 2026 Proxy Statement

Pay Versus Performance
(continued)

(b)	The amounts deducted or added in calculating the total pension benefit adjustments are as follows:

Year	Average Service Cost	Average Prior Service Cost	Total Average Pension Benefit Adjustments

2025	$14,188	—	$14,188

2024	$ 6,562	$73,187	$79,749

2023	$ 4,450	—	$ 4,450

2022	$ 9,000	—	$ 9,000

2021	$19,375	—	$19,375

(5)
Cumulative Total Stockholder Return (“TSR”) is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period.

(6)
Represents the weighted peer group TSR, weighted according to the respective companies’ stock market capitalization at the beginning of each period for which a return is indicated. The peer group used for this purpose is the following published industry index: S&P 1500 Industrials.

(7)	The dollar amounts reported represent the amount of net income reflected in the Company’s audited financial statements for the applicable year.

(8)
Adjusted Income Before Taxes is defined as net income before taxes adjusted for certain intercompany sales and certain tax items and, for AIP awards for fiscal years 2021 and 2022 only, acquired intangible asset amortization related to our acquisition of FLIR Systems, Inc. While the Company uses numerous financial and non-financial
performance measures for the purpose of evaluating performance for the Company’s compensation programs, the Company has determined that Adjusted Income Before Taxes is the financial performance measure that, in the Company’s assessment, represents the most important performance measure (that is not otherwise required to be disclosed in the table) used by the Company to link compensation actually paid to the Company’s NEOs, for the most recently completed fiscal year, to Company performance.

TELEDYNE TECHNOLOGIES INCORPORATED | 2026 Proxy Statement	101

Pay Versus Performance
(continued)

Financial Performance Measures
As described in greater detail in “
Executive Compensation – Compensation Discussion and Analysis
,” the Company’s executive compensation program reflects a
pay-for-performance
philosophy. The metrics that the Company uses for both our long-term and short-term incentive awards are selected based on an objective of incentivizing our NEOs to increase the value of our enterprise for our stockholders. The most important financial performance measures used by the Company to link executive compensation actually paid to the Company’s NEOs, for the most recently completed fiscal year, to the Company’s performance are as follows:

•	Adjusted Income Before Taxes

•	Adjusted Revenue

•	Revenue

•	Total Stockholder Return

•	Managed Working Capital as Percentage of Sales
Analysis of the Information Presented in the Pay versus Performance Table
As described in more detail in the section “
Executive Compensation — Compensation Discussion and Analysis
,” the Company’s executive compensation program reflects a
pay-for-performance
philosophy. While the Company utilizes several performance measures to align executive compensation with Company performance, not all of those Company measures are presented in the Pay versus Performance table. In accordance with the SEC’s rules and regulations, the Company is providing the following descriptions of the relationships between information presented in the Pay versus Performance table.

102	TELEDYNE TECHNOLOGIES INCORPORATED | 2026 Proxy Statement

Pay Versus Performance
(continued)

Compensation Actually Paid and TSR
The following graph reflects the amount of compensation actually paid to Mr. Bobb (for 2025), Dr. Roks (for 2025 and 2024), Dr. Mehrabian (for 2023, 2022 and 2021) and Mr. Pichelli (for 2021), and the average amount of compensation actually paid to the Company’s NEOs as a group (excluding Mr. Bobb (for 2025), Dr. Roks (for 2025 and 2024), Dr. Mehrabian (for 2023, 2022 and 2021) and Mr. Pichelli (for 2021)) compared with the Company’s and our peer group’s cumulative TSR over the five years presented in the table.

Compensation Actually Paid vs. Company and Peer Group TSR
Compensation Actually Paid
$9,000,000
$8,000,000
$7,000,000
$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$-
$193
$132
$200
$150
$100
$50
$-
Cumulative TSR
(Value of Initial $100 Investment)
2021
2022
2023
2024
2025
First PEO
Second PEO
Average for Non-PEO NEOs
Company TSR
S&P 1500 Industrials TSR

TELEDYNE TECHNOLOGIES INCORPORATED | 2026 Proxy State me nt	103

Pay Versus Performance
(continued)

Compensation Actually Paid and Net Income
The following graph reflects the amount of compensation actually paid to Mr. Bobb (for 2025), Dr. Roks (for 2025 and 2024), Dr. Mehrabian (for 2023, 2022 and 2021) and Mr. Pichelli (for 2021 and 2020), and the average amount of compensation actually paid to the Company’s NEOs as a group (excluding Mr. Bobb (for 2025), Dr. Roks (for 2025 and 2024), Dr. Mehrabian (for 2023, 2022 and 2021) and Mr. Pichelli (for 2021)) compared with the Company’s net income over the five years presented in the table.

104	TELEDYNE TECHNOLOGIES INCORPORATED | 2026 Proxy Statement

Pay Versus Performance
(continued)

Compensation Actually Paid and Adjusted Income Before Taxes
The following graph reflects the amount of compensation actually paid to Mr. Bobb (for 2025), Dr. Roks (for 2025 and 2024), Dr. Mehrabian (for 2023, 2022 and 2021) and Mr. Pichelli (for 2021), and the average amount of compensation actually paid to the Company’s NEOs as a group (excluding Mr. Bobb (for 2025), Dr. Roks (for 2025 and 2024), Dr. Mehrabian (for 2023, 2022 and 2021) and Mr. Pichelli (for 2021)) compared with the Company’s Adjusted Income Before Taxes over the five years presented in the table. While the Company uses numerous financial and non-financial
performance measures for the purpose of evaluating performance for the Company’s compensation programs, the Company has determined that Adjusted Income Before Taxes is the financial performance measure that, in the Company’s assessment, represents the most important performance measure (that is not otherwise required to be disclosed in the table) used by the Company to link compensation actually paid to the company’s NEOs, for the most recently completed fiscal year, to Company performance. The Company utilizes Adjusted Income Before Taxes when setting goals in the Company’s AIP and Performance Plan, where in each case it is the most heavily weighted performance component.

TELEDYNE TECHNOLOGIES INCORPORATED | 2026 P rox y Statement	105

2025 Median Employee to CEO Pay Ratio

Under rules adopted pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act, we are required to calculate and disclose the ratio of the total annual compensation of the median employee as compared to the total annual compensation of our President and Chief Executive Officer. The ratio is a reasonable estimate calculated in a manner consistent with SEC rules and the methodology described below.
We identified the median compensated employee using our employee population on December 29, 2024. There was no significant change in our employee population, employee demographic profile or compensation policies between 2024 and 2025. Our median compensated employee’s total annual compensation for 2025 as calculated using the methodology governing the Summary Compensation Table was $65,616. The total annual compensation of our President and Chief Executive Officer as reported in the Summary Compensation Table was $4,255,049. Therefore, the ratio of our median employee’s pay to the pay of our President and Chief Executive Officer is estimated to be 1:65.
SEC rules for identifying the median compensated employee permit companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. Consequently, the pay ratios reported by other companies may not be comparable to the pay ratio reported by Teledyne.

106	TELEDYNE TECHNOLOGIES INCORPORATED | 2026 Proxy Statement

Option Award Disclosure

The table below sets forth information regarding options granted to our named executive officers in 2025 during any period beginning four business days before the filing or furnishing of a periodic report or current report disclosing material non-public information and ending one business day after the filing or furnishing of such report. The table below also shows the percentage change in the closing market price of the securities underlying the option award between the trading day ending immediately prior to the disclosure of material non-public information and the trading day beginning immediately following the disclosure of material non-public information.

Name	Grant Date	Number of Securities Underlying the Award	Exercise Price of the Award ($/Share)	Grant Date Fair Value of the Award	Percentage Change – 4/23/25 report (1)	Percentage Change – 4/28/25 report (2)	Percentage Change – 7/23/25 report (3)
George C. Bobb III	4/22/25	4,078	$461.10	$731,185	(.4%)	(.9%)	—
Edwin Roks	4/22/25	6,021	$461.10	$1,079,565	(.4%)	(.9%)	—
Stephen F. Blackwood	4/22/25	3,033	$461.10	$543,817	(.4%)	(.9%)	—
Robert Mehrabian	4/22/25	6,133	$461.10	$1,099,647	(.4%)	(.9%)	—
Jason VanWees	4/22/25	3,317	$461.10	$594,738	(.4%)	(.9%)	—
Melanie Cibik	4/22/25	2,772	$461.10	$497,020	(.4%)	(.9%)	—
George C. Bobb III	7/22/25	4,660	$555.95	$999,337	—	—	(1.1%)

(1)	The April 23, 2025 report related to the announcement of our quarterly and annual earnings release for the fourth quarter of 2024 and fiscal year 2024.

(2)	The April 28, 2025 report announced the departure of Edwin Roks and the appointment of George C. Bobb III as our President and Chief Executive Officer.

(3)	The July 23, 2025 report related to the announcement of our quarterly earnings release for the second quarter of 2025.

TELEDYNE TECHNOLOGIES INCORPORATED | 2026 Proxy Statement	107

Certain Transactions

Indemnification Agreements

The Company has entered into individual Indemnification Agreements with our directors and certain officers and executives of Teledyne, including all of the named executives. The Indemnification Agreements provide the directors and executives who are parties to the agreements with a stand-alone contractual right to indemnification and expense advancement to the greatest extent allowable under Delaware law. The agreements continue until the later of (i) 10 years after the indemnitee ceases to serve as a director or officer, and (ii) one year following the final termination of any proceeding subject to the agreement.

Policies and Procedures for Reviewing Related Party Transactions

Our Board has adopted a Related Party Transaction Policy that applies to executive officers, directors, family members of executive officers and directors, stockholders owning in excess of five percent of the Company’s stock, and affiliates of the foregoing. Under this policy, any related party transaction requires the approval or ratification of the Nominating and Governance Committee. Related party transactions in which the aggregate amount involved is expected to be less than $3 million in any fiscal year can also be approved by Chair of the Nominating and Governance Committee and transactions in which the aggregate amount involved is expected to be less than $1 million in any fiscal year can be approved by the Executive Vice President, General Counsel, Chief Compliance Officer and Secretary of the Company. The Policy defines a related party transaction as a transaction between the Company and any related party in which (1) the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year, (2) the Company or a subsidiary of the Company is a party or participant and (3) a related party has or will have a direct or indirect interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity).

In determining whether to approve or ratify a related party transaction, the Nominating and Governance Committee may take into account, among other factors it deems appropriate, whether the related party transaction involves products or services of a nature, quantity or quality that are not readily available from alternative sources, whether the related party transaction is on an arm’s length basis on terms comparable to those provided to unrelated third parties or on terms comparable to those provided to employees generally, and the extent of the related party’s interest in the transaction. The Nominating and Governance Committee has determined that certain types of transactions, to the extent they constitute related party transactions, shall be deemed to be pre-approved or ratified. These transactions include executive and director compensation, a transaction with another company at which a related party’s only relationship is as an employee (other than an executive officer), director or beneficial owner of less than 10% of that company’s stock, and any transaction with another company at which a related party is an executive officer or a beneficial owner of 10% or more of that company’s stock if the aggregate amount involved in any fiscal year does not exceed the greater of $1,000,000 or 2% of that company’s total annual revenues, and any charitable contribution, grant or endowment by the company to a charitable organization, foundation or university at which a related party’s only relationship is an employee or a director if the aggregate amount involved does not exceed the lesser of $100,000 or 2% of the charitable organization’s total annual receipts.

The full text of the Related Party Transaction Policy can be viewed on our website, www.teledyne.com under “Who We Are — Corporate Governance.”

Transactions with Related Persons

The spouse of Jason VanWees, our Vice Chairman, is an employee of the Company. For the fiscal year ended December 28, 2025, the total compensation of his spouse, calculated using the methodology of the Summary Compensation Table, was $547,182. The compensation for his spouse was determined in accordance with our standard employment and compensation practices applicable to employees with similar responsibilities and positions. The compensation paid to Mr. VanWees’ spouse has been reviewed and ratified by the Personnel and Compensation Committee of the Board in accordance with our Related Party Transactions Policy.

108	TELEDYNE TECHNOLOGIES INCORPORATED | 2026 Proxy Statement

Questions and Answers

About the Meeting and Voting

1.	Who is entitled to vote at the Annual Meeting?

If you were a holder of Teledyne common stock at the close of business on the Record Date of March 2, 2026, you are eligible to vote at the Annual Meeting. For each matter presented for vote, you have one vote for each share you own. As of March 2, 2026, there were      shares of common stock outstanding and eligible to vote.

2.	What is the difference between holding shares as a stockholder of record, a registered stockholder, and as a beneficial owner of shares?

Stockholder of Record or Registered Stockholder. If your shares of common stock are registered directly in your name with our transfer agent, Computershare, you are considered a “stockholder of record” or a “registered stockholder” of those shares.

Beneficial Owner of Shares. If your shares are held in an account at a bank, brokerage firm, or other similar organization, then you are a beneficial owner of shares held in “street name.” In that case, you will have received these proxy materials from the bank, brokerage firm, or other similar organization holding your account and, as a beneficial owner, you have the right to direct your bank, brokerage firm, or similar organization how to vote the shares held in your account.

3.	How do I vote if I am a stockholder of record?

By Telephone or Internet. All stockholders of record can vote by telephone within the U.S., U.S. territories, and Canada, by using the toll-free telephone number on the eProxy Notice or proxy card, or through the Internet, at the web address provided and by using the procedures and instructions described on the eProxy Notice or proxy card. The telephone and Internet voting procedures are designed to authenticate stockholders’ identities, to allow stockholders to vote their shares, and to confirm that their instructions have been recorded properly.

By Written Proxy. All stockholders of record can also vote by written proxy card. If you are a stockholder of record and receive an eProxy Notice, you may request a written proxy card by following the instructions included in the eProxy Notice. If you sign and return your proxy card but do not mark any selections giving specific voting instructions, your shares represented by that proxy will be voted as recommended by the Board.

At the Virtual Annual Meeting. All stockholders of record may vote by internet at the virtual Annual Meeting. See Question 6 below regarding how to attend virtually the Annual Meeting.

Whether or not you plan to attend the meeting, we encourage you to vote by proxy as soon as possible. Your shares will be voted in accordance with your instructions.

4.	How do I vote if I am a beneficial owner of shares?

Your broker is not permitted to vote on your behalf on “non-routine” matters, unless you provide specific instructions by completing and returning the voting instruction card from your broker, bank, or other similar organization or by following the instructions provided to you for voting your shares via telephone or the Internet. For the Annual Meeting, only the ratification of the selection of Deloitte & Touche LLP as our independent auditor for 2026 (Item 2) is considered to be a routine matter. For your vote to be counted with respect to non-routine matters (Items 1, 3, 4 and 5), you will need to communicate your voting decisions to your broker, bank, or other similar organization before the date of the Annual Meeting. If you wish to vote your shares at the virtual Annual Meeting, you must obtain a “legal proxy” from the broker, bank, or similar organization and register it with Computershare prior to the virtual Annual Meeting.

TELEDYNE TECHNOLOGIES INCORPORATED | 2026 Proxy Statement	109

Questions and Answers About the Meeting and Voting (continued)

5.	How do I vote if I participate in the 401(k) Plan?

If you hold common stock in the Teledyne Technologies Incorporated 401(k) Plan, you must provide the trustee of the employee savings plan with your voting instructions in advance of the meeting. You may do so by returning your voting instructions by mail or submitting them by telephone or electronically using the Internet. You cannot vote your shares yourself at the virtual Annual Meeting; the trustee is the only one who can vote your shares. The trustee will vote your shares as you have instructed. If the trustee does not receive your instructions, your shares generally will be voted in proportion to the way the other plan participants voted. To allow sufficient time for voting by the trustee, your voting instructions must be received by 11:59 p.m. (Eastern Time), on April 17, 2026.

6.	How do I attend the Annual Meeting?

Only holders of Teledyne common stock as of the close of business on the Record Date of March 2, 2026, or their authorized representatives by proxy may attend virtually the Annual Meeting.

Stockholder of Record or Stockholder in 401(k) Plan. If you are a stockholder of record (meaning, your shares of common stock are registered directly in your name with our transfer agent, Computershare) or you are a participant in the Teledyne Technologies Incorporated 401(k) Plan and wish to attend the Annual Meeting, you can attend the meeting by accessing https://meetnow.global/MVLG54L and entering the 15-digit control number on the Proxy Card or Notice of Availability of Proxy Materials you previously received.

Beneficial Owner of Shares. If you were a beneficial holder of record of common stock of Teledyne as of the Record Date (i.e., you hold your shares in “street name” through an intermediary, such as a bank or broker), you must register in advance to virtually attend the Annual Meeting. To register, you must obtain a legal proxy, executed in your favor, from the holder of record and submit proof of your legal proxy reflecting the number of shares of Teledyne common stock you held as of the Record Date, along with your name and email address, to Computershare. Please forward the email from your broker or attach an image of your legal proxy to legalproxy@computershare.com. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m. Eastern Time, on April 17, 2026. You will then receive a confirmation of your registration, with a control number, by email from Computershare. At the time of the meeting, go to https://meetnow.global/MVLG54L and enter your control number.

Please note that the Annual Meeting will begin promptly at 9:15 a.m. Pacific Time.

7.	What if I have trouble accessing the Annual Meeting virtually?

The virtual meeting platform is fully supported across browsers (MS Edge, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most up-to-date version of applicable software and plugins. Note: Internet Explorer is not a supported browser. Participants should ensure that they have a strong WiFi connection wherever they intend to participate in the meeting. We encourage you to access the meeting prior to the start time. For further assistance should you need it you may call Local 1-888-724-2416 or International +1 781-575-2748.

8.	Why did I receive more than one notice, proxy card, or voting information form?

If you received more than one eProxy Notice, proxy card or voting instruction form, you own shares registered in different names or own shares held in more than one account. To ensure that all shares are voted, please vote each account over the Internet or by telephone, or sign and return by mail all proxy cards and voting instruction forms. If you would like to consolidate your accounts, please contact our transfer agent, Computershare, at (888) 540-9867 for assistance. If you hold your shares through a bank, broker or other nominee, you should contact them directly and request consolidation.

9.	Can I change my vote?

Yes. There are several ways in which you may revoke your proxy or change your voting instructions before the time of voting at the Annual Meeting (please note that, in order to be counted, the revocation or

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Questions and Answers About the Meeting and Voting (continued)

change must be received by 11:59 p.m. Eastern Time on April 21, 2026 if voting by telephone, or by 11:59 p.m. Eastern Time on April 17, 2026 in the case of instructions to the trustee of the Teledyne Technologies Incorporated 401(k) Plan):

•	Vote again by telephone or at the Internet website.

•	Transmit a revised proxy card or voting instruction form that is dated later than the prior one.

•	Stockholders of record may vote at the virtual Annual Meeting.

•	Stockholders of record may notify the Corporate Secretary in writing that a prior proxy is revoked.

•	401(k) Plan participants may notify the plan trustee in writing that prior voting instructions are revoked.

The latest-dated, timely, properly completed proxy that you submit, whether by mail, telephone, or the Internet, will count as your vote. If a vote has been recorded for your shares and you subsequently submit a proxy card that is not properly signed and dated, then the previously recorded vote will stand. Your attendance at the virtual Annual Meeting will not automatically revoke your proxy unless you vote at the Annual Meeting or specifically request in writing that your prior proxy be revoked

10.	What is a Broker Non-Vote?

A “broker non-vote” occurs when a broker submits a proxy for a matter but does not have the authority to vote because the beneficial owner did not provide voting instructions on such matter. Under NYSE rules, the proposal to ratify the appointment of independent auditor (Item 2) is considered a “discretionary” or “routine” item. This means that brokerage firms may vote on such item in their discretion on behalf of clients (beneficial owners) who have not furnished voting instructions at least 15 days before the date of the Annual Meeting. In contrast, all of the other proposals set forth in this Proxy Statement are “non-discretionary” or “non-routine” items; brokerage firms that have not received voting instructions from their clients on these matters may not vote on these proposals. For Item 4 a broker non-vote will have the effect of an “Against” vote.

11.	What constitutes a “quorum” for the meeting?

A quorum is a majority of the outstanding shares that are entitled to vote as of the Record Date present at the meeting or represented by proxy. A quorum is necessary to conduct business at the Annual Meeting. Your shares will be counted as present at the Annual Meeting if you have properly voted by proxy. Abstentions and broker non-votes count as present at the meeting for purposes of determining a quorum. If you vote to abstain on one or more proposals, your shares will be counted as present for purposes of determining the presence of a quorum.

12.	What is the voting requirement to approve each of the proposals, and how are votes counted?

At the close of business on March 2, 2026, the Record Date for the meeting, the Company had ______ outstanding shares of common stock eligible to vote. Each share of common stock outstanding and eligible to vote on the Record Date is entitled to one vote for each director nominee and one vote for each of the other proposals to be voted on.

The Company is incorporated in the State of Delaware and its shares are listed on the NYSE. As a result, the DGCL and the NYSE listing standards govern the voting standards applicable to actions taken by our stockholders.

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Questions and Answers About the Meeting and Voting (continued)

A description of the voting requirements and related effect of abstentions and broker non-votes on each item is as follows:

	Voting Options	Board Recommendation	Vote Required to Adopt the Proposal	Effect of Abstentions and Broker Non-Votes

Item 1 – Election of two Class III Directors to Serve for a One-Year Term Expiring at the 2027 Annual Meeting	“For,” “Against,” or “Abstain” on each nominee	“FOR” each nominee	Majority of votes cast for such nominee	None

Item 2 – Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Auditor for 2026	“For,” “Against,” or “Abstain”	“FOR”	Majority of votes cast	None

Item 3 – Non-Binding Advisory Vote to Approve Resolution on 2025 Named Executive Officer Compensation	“For,” “Against,” or “Abstain”	“FOR”	Majority of votes cast	None

Item 4 – Approval of an Amendment and Restatement of the Company’s Restated Certificate of Incorporation to Adopt a Stockholder Right to Call Special Meetings	“For,” “Against,” or “Abstain”	“FOR”	Majority of shares outstanding	Abstentions and Broker Non- Votes have the effect of a vote “Against.”

Item 5 – Approval of Amended and Restated Teledyne Technologies Incorporated 2014 Incentive Award Plan	“For,” “Against,” or “Abstain”	“FOR”	Majority of votes cast	None

13.	Who pays for the solicitation of proxies?

Our Board is soliciting your vote. Our directors, officers or other employees may solicit proxies on behalf of the Board by mail, the Internet, in person, by electronic delivery, telephone, facsimile or other medium.

We pay the cost of preparing, assembling and mailing this proxy-soliciting material and soliciting proxies. We will reimburse banks, brokers and other nominee holders for reasonable expenses they incur in sending these proxy materials to our beneficial stockholders whose stock is registered in the nominee’s name.

We have engaged Georgeson, Inc., to help solicit proxies at a cost of $9,500, plus expenses. Our employees may solicit proxies for no additional compensation.

14.	Can other business in addition to the items listed on the agenda be transacted at the meeting?

The Company knows of no other business to be presented for consideration at the Annual Meeting other than the items indicated in the eProxy Notice. If other matters are properly presented at the Annual Meeting, the persons designated as authorized proxies on your proxy card may vote on such matters in their discretion. In addition, the persons designated as authorized proxies on your proxy card may vote your shares to adjourn the Annual Meeting and will be authorized to vote your shares at any adjournments or postponements of the Annual Meeting.

15.	When will the Company announce the voting results?

We will announce the preliminary voting results at the Annual Meeting. The Company will report the final results on our website and in a Current Report on Form 8-K filed with the SEC, within four business days of the Annual Meeting.

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Questions and Answers About the Meeting and Voting (continued)

16.	Is there a list of stockholders entitled to vote at the Annual Meeting?

Yes. A list of stockholders entitled to vote will be available during business hours for a 10-day period ending on the day before the meeting date at the Company’s executive offices, 1049 Camino Dos Rios, Thousand Oaks, California 91360, for examination by any stockholder for any legally valid purpose. The list also will be available to stockholders for any such purpose on the virtual Annual Meeting website.

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Other Information

Annual Report on Form 10-K

Copies of our Annual Report on Form 10-K, without exhibits, can be obtained without charge from the Executive Vice President, General Counsel, Chief Compliance Officer and Secretary, at Teledyne Technologies Incorporated, 1049 Camino Dos Rios, Thousand Oaks, California 91360, or telephone (805) 373-4545. You also may view a copy of the Form 10-K electronically by accessing our website www.teledyne.com. Additionally, in accordance with rules issued by the SEC, you may access our 2025 Annual Report at www.envisionreports.com/tdy.

2027 Annual Meeting and Stockholder Proposals

Under Rule 14a-8 of the SEC, proposals of stockholders intended to be presented at the 2027 Annual Meeting of Stockholders must be received no later than November  , 2026, for inclusion in the Proxy Statement and proxy card for that meeting. In addition, our Restated Certificate of Incorporation provides that for nominations or other business to be properly brought before an Annual Meeting by a stockholder, the stockholder must give timely notice thereof in writing to the Secretary. To be timely, a stockholder’s notice must be delivered to the Secretary not less than 75 days and not more than 90 days prior to the first anniversary of the preceding year’s Annual Meeting which, in the case of the 2027 Annual Meeting of Stockholders, would be no earlier than January  , 2027 and no later than February  , 2027. If, however, the date of the Annual Meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, to be timely, notice by the stockholder must be so delivered not earlier than the 90th day prior to such Annual Meeting and not later than the later of the 60th day prior to such Annual Meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. Our Restated Certificate of Incorporation also requires that such notice contain certain additional information. Copies of the Restated Certificate of Incorporation can be obtained without charge from the Executive Vice President, General Counsel, Chief Compliance Officer and Secretary. To comply with the SEC’s universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than February  , 2027. We intend to file a proxy statement and WHITE proxy card with the SEC in connection with our solicitation of proxies for our 2027 Annual Meeting.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single Proxy Statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, several brokers with account holders who are our stockholders will be “householding” our proxy materials. A single Proxy Statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the impacted stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Proxy Statement and annual report, please notify your broker or direct your written request to Melanie S. Cibik, Executive Vice President, General Counsel, Chief Compliance Officer and Secretary, Teledyne Technologies Incorporated, 1049 Camino Dos Rios, Thousand Oaks, California 91360, or call (805) 373-4545. Any stockholder who currently receives multiple copies of the

114	TELEDYNE TECHNOLOGIES INCORPORATED | 2026 Proxy Statement

Other Information (continued)

Proxy Statement at such stockholder’s address and would like to request “householding” of any communications should contact such stockholder’s broker.

Stockholders of record may also request to begin or to discontinue householding in the future by contacting our transfer agent, Computershare, at 1-888-540-9867 (in the U.S. and Canada), 1-201-680-6578 (all other locations), by mail to Computershare Investor Services, P.O. Box 43006, Providence, RI, 02940-3006 or through the Computershare website, www.computershare.com. Stockholders owning their shares through a bank, broker, or other nominee may request to begin or to discontinue householding by contacting their bank, broker or other nominee or by calling 1-866-540-7095.

Electronic Access to Proxy Materials and Annual Report

Stockholders can elect to view future Proxy Statements and annual reports over the Internet instead of receiving paper copies in the mail and thus can save us the cost of producing and mailing these documents. You will be responsible for any costs normally associated with electronic access, such as usage and telephonic charges.

Registered stockholders who have access to the Internet and agree to receive future annual reports and other proxy materials by accessing our web site (www.teledyne.com) should provide their valid email addresses to our transfer agent, Computershare, at the agent’s website www.computershare.com/investor. If you hold your common stock in nominee name (such as through a broker), check the information provided by your nominee for instructions on how to elect to view future Proxy Statements and annual reports over the Internet. Stockholders who choose to view future Proxy Statements and annual reports over the Internet will receive instructions containing the Internet address of those materials, as well as voting instructions, approximately four weeks before future meetings. Additionally, in accordance with rules issued by the SEC, you may access our 2025 Annual Report and this Proxy Statement at www.envisionreports.com/tdy.

If you enroll to view our future annual report and Proxy Statement electronically and vote your proxy over the Internet, your enrollment will remain in effect for all future stockholders’ meetings unless you cancel it. To cancel, registered stockholders should access www.computershare.com/investor and follow the instructions to cancel your enrollment. If you hold your stock in nominee name, check the information provided by your nominee holder for instructions on how to cancel your enrollment.

If at any time you would like to receive a paper copy of the annual report or Proxy Statement, please write to Melanie S. Cibik, Executive Vice President, General Counsel, Chief Compliance Officer and Secretary, Teledyne Technologies Incorporated, 1049 Camino Dos Rios, Thousand Oaks, California 91360.

By Order of the Board of Directors,

Melanie S. Cibik

Executive Vice President, General Counsel, Chief Compliance Officer

and Secretary

March  , 2026

TELEDYNE TECHNOLOGIES INCORPORATED | 2026 Proxy Statement	115

Appendix A

Proposed Amended and Restated Certificate of Incorporation

RESTATED CERTIFICATE OF INCORPORATION

OF

TELEDYNE TECHNOLOGIES INCORPORATED

The name of the corporation is Teledyne Technologies Incorporated. The corporation’s original Certificate of Incorporation was filed with the Secretary of the State of Delaware on August 23, 1999.

This Restated Certificate of Incorporation restates and integrates and also further amends the Certificate of Incorporation of the corporation, as heretofore amended and supplemented, and was duly adopted in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware.

This Restated Certificate of Incorporation shall become effective upon filing with the Delaware Secretary of State.

* * * * *

ONE: The name of the corporation is Teledyne Technologies Incorporated (hereinafter referred to as the “Corporation”).

TWO: The address of the Corporation’s registered office in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle, and the name of its registered agent at such address is The Corporation Trust Company.

THREE: The purpose of the Corporation is to engage in any lawful act or activity for which a Corporation may be organized under the Delaware General Corporation Law.

FOUR: The total number of shares of all classes of stock which the Corporation shall have authority to issue is One Hundred Forty Million (140,000,000) consisting of One Hundred Twenty-Five Million (125,000,000) shares of Common Stock, par value one cent ($.01) per share (the “Common Stock”), and Fifteen Million (15,000,000) shares of Preferred Stock, par value one cent ($.01) per share (the “Preferred Stock”). The term “Voting Stock” shall hereafter refer to all shares of capital stock entitled to vote generally in the election of directors.

A. Common Stock

1. Except where otherwise provided by law, by this Restated Certificate of Incorporation, or by resolution of the Board of Directors pursuant to this Article FOUR, the holders of the Common Stock issued and outstanding shall have and possess the exclusive right to notice of stockholders’ meetings and the exclusive voting rights and powers of the capital stock.

2. Subject to any preferential rights of the Preferred Stock, dividends may be paid on the Common Stock, as and when declared by the Board of Directors, out of any funds of the Corporation legally available for the payment of such dividends.

B. Preferred Stock

The Board of Directors is authorized, subject to any limitations prescribed by law, to provide for the issuance of shares of Preferred Stock in series, and by filing a certificate pursuant to the applicable law of the State of Delaware (such certificate being hereinafter referred to as a “Preferred Stock Designation”), to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers (including but not limited to voting powers, if any), preferences and rights of the shares of each such series and

Appendix A (continued)

any qualifications, limitations or restrictions thereof. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the Common Stock, without a vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such holders is required pursuant to the terms of any Preferred Stock Designation.

FIVE: The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

A. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. In addition to the powers and authority expressly conferred upon them by statute or by this Restated Certificate of Incorporation or the Bylaws of the Corporation, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation.

B. The Board of Directors may adopt, amend or repeal the Bylaws of the Corporation. The stockholders of the Corporation may not adopt, amend or repeal the Bylaws of the Corporation other than by the affirmative vote of a majority of the combined voting power of all outstanding voting securities of the Corporation entitled to vote generally in the election of directors of the Board of Directors of the Corporation, voting together as a single class.

C. The directors of the Corporation need not be elected by written ballot unless the Bylaws so provide.

SIX: The Corporation reserves the right to amend and repeal any provision contained in this Restated Certificate of Incorporation in the manner from time to time prescribed by the laws of the State of Delaware. All rights herein conferred are granted subject to this reservation.

SEVEN: A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law or (iv) for any transaction from which such director derived any improper personal benefit. No amendment to or repeal of this Article SEVEN shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal. If the Delaware General Corporation Law is amended to authorize corporate action further eliminating the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as amended.

EIGHT: A. Right to Indemnification. Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he or she is or was a director or an officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an “indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such indemnitee in

Appendix A (continued)

connection therewith; provided, however, that, except as provided in Section C of this Article EIGHT with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.

B. Right to Advancement of Expenses. The right to indemnification conferred in Section A of this Article EIGHT shall include the right to be paid by the Corporation the expenses (including attorneys’ fees) incurred in defending any such proceeding in advance of its final disposition (hereinafter an “advancement of expenses”); provided, however, that, if the Delaware General Corporation Law requires, an advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer of the Corporation (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking (hereinafter an “undertaking”), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a “final adjudication”) that such indemnitee is not entitled to be indemnified for such expenses under this Section B or otherwise. The rights to indemnification and to the advancement of expenses conferred in Sections A and B of this Article EIGHT shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the indemnitee’s heirs, executors and administrators.

C. Right of Indemnitee to Bring Suit. If a claim under Section A or B of this Article EIGHT is not paid in full by the Corporation within sixty (60) days after a written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty (20) days, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and in any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that the indemnitee has not met any applicable standard for indemnification set forth in the Delaware General Corporation Law. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Article EIGHT or otherwise shall be on the Corporation.

D. Non-Exclusivity of Rights. The rights to indemnification and to the advancement of expenses conferred in this Article EIGHT shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, the Corporation’s Restated Certificate of Incorporation, Bylaws, agreement, vote of stockholders or disinterested directors or otherwise.

E. Insurance. The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture,

Appendix A (continued)

trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

F. Indemnification of Employees and Agents of the Corporation. The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation, including any subsidiary of the Corporation, to the fullest extent of the provisions of this Article with respect to the indemnification and advancement of expenses of directors and officers of the Corporation.

G. Amendment. Any repeal or modification of this Article EIGHT shall not change the rights of any person to indemnification with respect to any action or omission occurring prior to such repeal or modification.

NINE: The following provisions are inserted for the definition, limitation and regulation of actions of the stockholders of the Corporation:

A. Action to be Taken at Stockholder Meetings Only. Any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of such stockholders and may not be effected by the written consent of such stockholders.

B. Calling of Special Meetings. Special meetings of the stockholders, other than those required by statute, may be called only by (i) the Board of Directors pursuant to a resolution approved by a majority of the directors then in office, (ii) the Chairman of the Board, (iii) the Chief Executive Officer or (iv) by the Secretary of the Corporation, following his or her receipt of one or more written demands to call a special meeting of the stockholders from stockholders of record who hold, in the aggregate, at least 25% of the combined voting power of all outstanding voting securities of the Corporation, determined in accordance with the provisions of the Bylaws of the Corporation and who otherwise comply with such other requirements and procedures set forth in the Bylaws of the Corporation, as now or hereinafter in effect. The Board of Directors may postpone, reschedule or cancel any previously scheduled special meeting.

Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting (a) by or at the direction of the Board of Directors or (b) by any stockholder of the Corporation who is a stockholder of record at the time of giving of notice as provided in this Article NINE, Section B, who shall be entitled to vote at the meeting and who complies with the notice procedures set forth in this Article NINE, Section B. Nominations by stockholders of persons for election to the Board of Directors may be made at such a special meeting of stockholders if the stockholder’s notice required by Article NINE, Section C shall be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation not earlier than the ninetieth day prior to such special meeting and not later than the close of business on the later of the seventy-fifth day prior to such special meeting or the tenth day following the day on which a public announcement (as defined in subparagraph (e) of Article NINE, Section C) is first made of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting.

C. Notice of Nominations and Action to be Taken at an Annual Meeting. (a) Nominations of persons for election to the Board of Directors of the Corporation and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders (i) pursuant to the Corporation’s notice of meeting, (ii) by or at the direction of the Board of Directors or (iii) by any stockholder of the Corporation who was a stockholder of record at the time of giving of the notice provided for in this Article NINE, Section C who is entitled to vote at the meeting and who complies with the notice procedures set forth in this Article NINE, Section C.

Appendix A (continued)

(b) For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of paragraph (a) of this Article NINE, Section C, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and such business must be a proper matter for stockholder action under the Delaware General Corporation Law. To be timely, a stockholder’s notice shall be delivered to the Secretary at the principal executive offices of the Corporation not less than seventy-five days nor more than ninety days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than thirty days or delayed by more than sixty days from such anniversary date, or in the case of the first annual meeting of the Corporation’s stockholders after the Corporation becomes subject to the reporting requirements of Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), notice by the stockholder to be timely must be so delivered not earlier than the ninetieth day prior to such annual meeting and not later than the close of business on the later of the sixtieth day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. Such stockholder’s notice shall set forth (i) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (ii) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any financial or other interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (iii) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, (1) the name and address of such stockholder, as they appear on the Corporation’s books, and of such beneficial owner and (2) the class and number of shares of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner.

(c) Notwithstanding anything in the second sentence of paragraph (b) of this Article NINE, Section C to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by the Corporation at least eighty-five days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice required by this Article NINE, Section C shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the tenth day following the day on which such public announcement is first made by the Corporation.

(d) Only such persons who are nominated in accordance with the procedures set forth in this Article NINE, Section C shall be eligible to serve as directors and only such business shall be conducted at an annual meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Article NINE, Section C. The presiding officer of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made in accordance with the procedures set forth in this Article NINE, Section C and, if any proposed nomination or business is not in compliance with this Article NINE, Section C, to declare that such defective proposed business or nomination shall be disregarded.

(e) For purposes of this Article NINE, Section C, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

(f) Notwithstanding the foregoing provisions of this Article NINE, Section C, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder

Appendix A (continued)

with respect to the matters set forth in this Article NINE, Section C. Nothing in this Article NINE, Section C shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

(g) The Bylaws of the Corporation may contain additional provisions not inconsistent with this Article NINE, Section C regarding nominations of persons for election to the Board of Directors of the Corporation and the proposal of business to be transacted by the stockholders. Without limiting the category of such provisions which would not be inconsistent with this Article NINE, Section C, a provision in the Bylaws of the Corporation which sets forth additional information which must be provided by a stockholder in the notice required by this Article NINE, Section C shall not be deemed to be so inconsistent.

D. Voting. The stockholders shall not have the right to cumulate their votes in the election of directors.

TEN: (A) Except as otherwise fixed pursuant to the provisions of Article FOUR hereof relating to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect additional directors under specified circumstances, the number of directors of the Corporation shall be fixed from time to time by the affirmative vote of a majority of the whole Board of Directors. Each director serving as a director immediately following the 2024 Annual Meeting of Stockholders, unless he or she may be elected by the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation, shall hold office until the expiration of the term for which he or she has been elected, and until his or her successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification, or removal from office. At the 2024 Annual Meeting of Stockholders, the successors to the class of directors whose terms expire at that meeting shall be elected for a three-year term expiring at the 2027 Annual Meeting of Stockholders. At the 2025 Annual Meeting of Stockholders, the successors to the class of directors whose terms expire at that meeting shall be elected for a two-year term expiring at the 2027 Annual Meeting of Stockholders. At the 2026 Annual Meeting of Stockholders, the successors to the class of directors whose terms expire at that meeting shall be elected for a one-year term expiring at the 2027 Annual Meeting of Stockholders. At the 2027 Annual Meeting of Stockholders, and at each meeting of stockholders thereafter, each director shall be elected for a one-year term expiring at the next Annual Meeting of Stockholders. Each director shall hold office until the expiration of the term for which he or she is elected, and until his or her successor shall have been elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification, or removal from office.

(B) Except as otherwise fixed pursuant to the provisions of Article FOUR hereof relating to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect directors:

(a) In case of any increase in the number of directors, the additional director or directors, and in case of any vacancy in the Board of Directors due to death, resignation, removal, disqualification or any other reason, the successors to fill the vacancies, shall be elected only by a majority of the directors then in office, even though less than a quorum, or by a sole remaining director and not by the stockholders, unless otherwise provided by law or by resolution adopted by a majority of the whole Board of Directors.

(b) Directors appointed in the manner provided in paragraph (a) to newly created directorships resulting from any increase in the authorized number of directors or any vacancies on the Board of Directors resulting from death, resignation, removal, disqualification or any other cause shall hold office for a term expiring at the next annual meeting of stockholders at which their term expires.

(c) No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

(C) Except as otherwise fixed pursuant to the provisions of Article FOUR hereof relating to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon

Appendix A (continued)

liquidation to elect directors, any director or directors may be removed from office at any time, but only for cause and only by the affirmative vote of a majority of the combined voting power of all outstanding voting securities of the Corporation entitled to vote generally in the election of directors of the Board of Directors of the Corporation, voting together as a single class.

ELEVEN: In addition to any other considerations which the Board of Directors, any committee thereof or any individual director lawfully may take into account in determining whether to take or refrain from taking corporate action on any matter, including making or declining to make any recommendations to the stockholders of the Corporation, the Board of Directors, any committee thereof or any individual director may in its, his or her discretion consider the long term as well as the short term best interests of the Corporation (including the possibility that these interests may best be served by the continued independence of the Corporation), taking into account and weighing as deemed appropriate the effects of such action on employees, suppliers, distributors and customers of the Corporation and its subsidiaries and the effect upon communities in which the offices or facilities of the Corporation and its subsidiaries are located and any other factors considered pertinent. This Article ELEVEN shall be deemed to grant discretionary authority to the Board of Directors, any committee thereof and each individual director, and shall not be deemed to provide to any specific constituency any right to be considered.

TWELVE: In addition to the requirements of (i) law and (ii) the other provisions of this Restated Certificate of Incorporation, the affirmative vote of a majority of the combined voting power of all outstanding voting securities of the Corporation entitled to vote on the matter, voting together as a single class, shall be required for the adoption or authorization of a Fundamental Change.

As used in this Article TWELVE, “Fundamental Change” shall mean (1) any merger or consolidation of the Corporation with or into any other corporation, (2) any sale, lease, exchange, transfer or other disposition, but excluding a mortgage or any other security device, of all or substantially all of the assets of the Corporation, (3) any merger or consolidation of a Significant Shareholder with or into the Corporation or a direct or indirect subsidiary of the Corporation, (4) any sale, lease, exchange, transfer or other disposition to the Corporation or to a direct or indirect subsidiary of the Corporation of any Common Stock of the Corporation held by a Significant Shareholder or any other assets of a Significant Shareholder which, if included with all other dispositions consummated during the same fiscal year of the Corporation by the same Significant Shareholder, would result in dispositions of assets having an aggregate fair value in excess of five percent of the total consolidated assets of the Corporation as shown on its certified balance sheet as of the end of the fiscal year preceding the proposed disposition, (5) any reclassification of Common Stock of the Corporation, or any recapitalization involving Common Stock of the Corporation, consummated within five years after a Significant Shareholder becomes a Significant Shareholder, whereby the number of outstanding shares of Common Stock is reduced or any of such shares are converted into or exchanged for cash or other securities, (6) any dissolution and (7) any agreement, contract or other arrangement providing for any of the transactions described in this definition of Fundamental Change but, notwithstanding anything to the contrary herein, Fundamental Change shall not include any merger pursuant to the Delaware General Corporation Law, as amended from time to time, which does not require a vote of the Corporation’s stockholders for approval.

As used in this Article TWELVE, “Significant Shareholder” shall mean any person who or which beneficially owns a number of shares of Common Stock of the Corporation, whether or not such number includes shares not then outstanding or entitled to vote, which exceeds a number equal to fifteen percent of the outstanding shares of Common Stock of the Corporation entitled to vote, any and all affiliates of such person and any and all associates and family members of such person or any such affiliate.

THIRTEEN: Notwithstanding any other provisions of this Restated Certificate of Incorporation or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of Voting Stock required by law or this Restated Certificate of Incorporation, the affirmative vote of the holders of a majority of the combined voting power of all outstanding voting securities of the Corporation entitled to vote on the matter, voting together as a single class, shall be required to alter,

Appendix A (continued)

amend, supplement or repeal, or to adopt any provision inconsistent with the purpose or intent of, paragraph B of Article FIVE and Articles SEVEN, NINE, TEN, ELEVEN, TWELVE or THIRTEEN; provided, however, that no amendment of Article TWELVE shall apply to any person who is a Significant Shareholder at the time of the adoption of such amendment.

FOURTEEN: No officer of the Company shall have any personal liability to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as an officer except to the extent such exemption from liability or limitation thereof is not permitted under the Delaware General Corporation Law (“DGCL”), as the same exists or hereafter may be amended. Any amendment, repeal or modification of this Article, or the adoption of any provision of the Restated Certificate of Incorporation inconsistent with this Article, shall not adversely affect any right or protection of an officer of the Corporation with respect to act of omission occurring prior to such amendment, repeal, modification or adoption. If the DGCL is amended after the approval of this Article by the stockholders to authorize corporate action further eliminating or limiting the personal liability of officers, then the liability of an officer of the corporation shall be eliminated or limited to the fullest extent permitted by the DGCL as so amended.

IN WITNESS WHEREOF, the corporation has caused this Restated Certificate of Incorporation to be executed by the undersigned duly authorized officer on April 22, 2026.

TELEDYNE TECHNOLOGIES INCORPORATED

By:	/s/[●]
Title:	[●]

Appendix A (continued)

CERTIFICATE OF DESIGNATIONS

of

SERIES A JUNIOR PARTICIPATING

PREFERRED STOCK

of

TELEDYNE TECHNOLOGIES INCORPORATED

(Pursuant to Section 151 of the

Delaware General Corporation

Law)

Teledyne Technologies Incorporated, a corporation organized and existing under the General Corporation Law of the State of Delaware (hereinafter called the “Corporation”), hereby certifies that the following resolution was adopted by the Board of Directors of the Corporation as required by Section 151 of the General Corporation Law at a meeting duly called and held on November 12, 1999.

RESOLVED, that, pursuant to the authority granted to and vested in the Board of Directors of this Corporation (hereinafter called the “Board of Directors” or the “Board”) in accordance with the provisions of the Certificate of Incorporation, the Board of Directors hereby creates a series of Preferred Stock, par value $.01 per share (the “Preferred Stock”), of the Corporation and hereby states the designation and number of shares and fixes the relative rights, preferences, and limitations thereof as follows:

SECTION 1. DESIGNATION AND AMOUNT. The shares of such series shall be designated as “Series A Junior Participating Preferred Stock” (the “Series A Preferred Stock”) and the number of shares constituting the Series A Preferred Stock shall be 1,250,000. Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of Series A Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion or exchange of any outstanding securities issued by the Corporation convertible into or exchangeable for shares of Series A Preferred Stock.

SECTION 2. DIVIDENDS AND DISTRIBUTIONS.

(A) Subject to the rights of the holders of any shares of any series of Preferred Stock (or any similar stock) ranking prior and superior to the Series A Preferred Stock with respect to dividends, the holders of shares of Series A Preferred Stock, in preference to the holders of shares of Common Stock, par value $.01 per share (the “Common Stock”), of the Corporation and of any other junior stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the first day of March, June, September and December in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $1 or (b) subject to the provision for adjustment hereinafter set forth, 100 times the aggregate per share amount of all cash dividends and 100 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred Stock. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a

Appendix A (continued)

fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B) The Corporation shall declare a dividend or distribution on the Series A Preferred Stock as provided in paragraph (A) of this Section immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided, that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1 per share on the Series A Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

(C) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof.

SECTION 3. VOTING RIGHTS. The holders of shares of Series A Preferred Stock shall have the following voting rights:

(A) Subject to the provision for adjustment hereinafter set forth, each share of Series A Preferred Stock shall entitle the holder thereof to 100 votes on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B) Except as otherwise provided herein, in any other Certificate of Designations creating a series of Preferred Stock or any similar stock, or by law, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

(C) Except as set forth herein or as otherwise provided by law, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of the Common Stock as set forth herein) for taking any corporate action.

SECTION 4. CERTAIN RESTRICTIONS.

(A) Whenever quarterly dividends or other dividends or distributions payable on the Series A Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and

Appendix A (continued)

distributions, whether or not declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

(i) declare or pay dividends or make any other distributions on any shares of stock ranking junior (as to dividends) to the Series A Preferred Stock;

(ii) declare or pay dividends or make any other distributions on any shares of stock ranking on a parity (as to dividends) with the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable and in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(iii) redeem, purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock; provided, that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Preferred Stock; or

(iv) redeem, purchase or otherwise acquire for consideration any shares of Series A Preferred Stock or any shares of stock ranking on a parity with the Series A Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

(B) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

SECTION 5. REACQUIRED SHARES. Any shares of Series A Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized and unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein, in the Certificate of Incorporation or in any other Certificate of Designations creating a series of Preferred Stock or any similar stock or otherwise required by law.

SECTION 6. LIQUIDATION, DISSOLUTION OR WINDING UP. Upon any liquidation, dissolution or winding up of the Corporation, no distribution shall be made (1) to the holders of shares of stock ranking junior (upon liquidation, dissolution or winding up) to the Series A Preferred Stock unless, prior thereto, the holders of shares of Series A Preferred Stock shall have received $100 per share, plus an amount equal to the accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment; provided, that the holders of shares of Series A Preferred Stock shall be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount to be distributed per share to holders of shares of Common Stock, or (2) to the holders of shares of stock ranking on a parity (upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except distributions made ratably on the Series A Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under the proviso in clause (1) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

Appendix A (continued)

SECTION 7. CONSOLIDATION, MERGER, ETC. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series A Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

SECTION 8. NO REDEMPTION. The shares of Series A Preferred Stock shall not be redeemable.

SECTION 9. RANK. The Series A Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets, junior to all other series of the Preferred Stock.

SECTION 10. AMENDMENT. The Certificate of Incorporation of the Corporation shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the shares of Series A Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series A Preferred Stock, voting together as a single class.

IN WITNESS WHEREOF, this Certificate of Designations is executed on behalf of the Corporation by the undersigned duly authorized officer this 29th day of November, 1999.

/s/ Robert Mehrabian
President and Chief Executive Officer

Appendix B

Proposed Amended and Restated Bylaws

SIXTH AMENDED AND RESTATED BYLAWS

OF

TELEDYNE TECHNOLOGIES INCORPORATED

ADOPTED: NOVEMBER 29, 1999

FIRST AMENDMENT AND RESTATEMENT: JULY 22, 2014

SECOND AMENDMENT AND RESTATEMENT: JANUARY 2, 2021

THIRD AMENDMENT AND RESTATEMENT: AUGUST 27, 2021

FOURTH AMENDMENT AND RESTATEMENT: DECEMBER 20, 2022

FIFTH AMENDMENT AND RESTATEMENT: APRIL 24, 2024

SIXTH AMENDMENT AND RESTATEMENT: APRIL 22, 2026

Appendix B (continued)

Appendix B (continued)

Appendix B (continued)

SIXTH AMENDED AND RESTATED BYLAWS

OF

TELEDYNE TECHNOLOGIES INCORPORATED

(hereinafter called the “Corporation”)

ARTICLE I

OFFICES

Section 1. Registered Office. The registered office of the Corporation shall be in the City of Wilmington, County of New Castle, State of Delaware.

Section 2. Other Offices. The Corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors may determine from time to time.

ARTICLE II

MEETINGS OF STOCKHOLDERS

Section 1. Place of Meetings. Meetings of the stockholders for the election of directors or for any other purpose shall be held at such time and place, either within or without the State of Delaware, as shall be designated from time to time by the Board of Directors or the officer of the Corporation calling the meeting as authorized by the Corporation’s Certificate of Incorporation and stated in the notice of the meeting or in a duly executed waiver of notice thereof. The Board of Directors, may, in its sole discretion, determine that a meeting of stockholders shall not be held at any place, but may instead be held solely by means of remote communication as authorized by Section 211(a)(2) of the General Corporation Law of the State of Delaware.

Section 2. Annual Meeting. Each Annual Meeting of Stockholders shall be held on such date and at such time as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting. At an Annual Meeting, the stockholders shall elect directors, and transact such other business as may properly be brought before the meeting.

Section 3. Special Meetings.

(A) Unless otherwise required by law or the Corporation’s Certificate of Incorporation, as the same may be amended, restated or supplemented from time to time, special meetings of the stockholders, other than those required by statute, may be called only by (i) the Board of Directors pursuant to a resolution approved by a majority of the directors then in office, (ii) the Chairman of the Board, (iii) the Chief Executive Officer or (iv) by the Secretary of the Corporation, following his or her receipt of one or more written demands to call a special meeting of the stockholders, in accordance with, and subject to, this Section 3 of Article II from stockholders of record who hold, in the aggregate, at least 25% of the combined voting power of all outstanding voting securities of the Corporation. The notice of a special meeting shall state the purpose or purposes of the special meeting, and the business to be conducted at the special meeting shall be limited to the purpose or purposes stated in the notice. Except in accordance with this Section 3 of Article II, stockholders shall not be permitted to propose business to be brought before a special meeting of the stockholders. Stockholders who nominate persons for election to the board of directors at a special meeting must also comply with the requirements set forth in Section 9 and Section 10 of Article II.

Appendix B (continued)

(B) No stockholder may demand that the Secretary of the Corporation call a special meeting of the stockholders pursuant to this Section 3 of Article II unless a stockholder of record has first submitted a request in writing that the Board of Directors fix a record date (a “Demand Record Date”) for the purpose of determining the stockholders entitled to demand that the Secretary of the Corporation call such special meeting, which request shall be in proper form and delivered to, or mailed and received by, the Secretary of the Corporation at the principal executive offices of the Corporation.

(C) To be in proper form for purposes of this Section 3 of Article II, a request by a stockholder for the Board of Directors to fix a Demand Record Date shall set forth:

(1) As to each Requesting Person (as defined below), the Stockholder Information (as defined in clause (C)(1) of Section 8 of Article II, except that for purposes of this Section 3 of Article II, the term “Requesting Person” shall be substituted for the term “Proposing Person” in all places it appears in clause (C) of Section 8 of Article II);

(2) As to each Requesting Person, any Disclosable Interests (as defined in clause (C)(2) of Section 8 of Article II except that for purposes of this Section 3 of Article II the term “Requesting Person” shall be substituted for the term “Proposing Person” in all places it appears in clause (C) of Section 8 of Article II; and the disclosure in clause (3) of Section 8(C) of Article II shall be made with respect to the business proposed to be conducted at the special meeting or the proposed election of directors at the special meeting, as the case may be);

(3) As to each item of business that the Requesting Person proposes to bring before the special meeting, (A) a brief description of the business desired to be brought before the special meeting, the reasons for conducting such business at the special meeting and any material interest in such business of each Requesting Person, (B) the text of the proposal or business (including the text of any resolutions proposed for consideration), and (C) a reasonably detailed description of all agreements, arrangements, discussions and understandings (x) between or among any of the Requesting Persons or (y) between or among any Requesting Person and any other record or beneficial holder(s) or person(s) who have a right to acquire beneficial ownership at any time in the future of the shares of any class or series of capital stock of the Corporation (including their names) in connection with the proposal of such business by such stockholder, and (D) any other information relating to such item of business that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies in support of the business proposed to be brought before the meeting pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (as so amended and inclusive of such rules and regulations, the “Exchange Act”); provided, however, that the disclosures required by this paragraph (3) shall not include any disclosures with respect to any broker, dealer, commercial bank, trust company or other nominee who is a Requesting Person solely as a result of being the stockholder directed to prepare and submit the notice required by these Bylaws on behalf of a beneficial owner; and

(4) If directors are proposed to be elected at the special meeting, the nominee information for each person whom a Requesting Person expects to nominate for election as a director at the special meeting as set forth in Section 9 of Article II.

For purposes of this Section 3 of Article II, the term “Requesting Person” shall mean (i) the stockholder making the request to fix a Demand Record Date for the purpose of determining the stockholders entitled to demand that the Secretary of the Corporation call a special meeting, (ii) the beneficial owner or beneficial owners, if different, on whose behalf such request is made and (iii) any affiliate of such stockholder or beneficial owner.

(D) The Board of Directors may request that any Requesting Person furnish such additional information as may be reasonably required by the Board of Directors. Such Requesting Person shall provide such additional information within ten (10) days after it has been requested by the Board of Directors.

Appendix B (continued)

(E) Within ten (10) days after receipt of a request to fix a Demand Record Date in proper form and otherwise in compliance with this Section 3 of Article II from any stockholder of record, the Board of Directors may adopt a resolution fixing a Demand Record Date for the purpose of determining the stockholders entitled to demand that the Secretary of the Corporation call a special meeting, which date shall not precede the date upon which the resolution fixing the Demand Record Date is adopted by the Board of Directors. If no resolution fixing a Demand Record Date has been adopted by the Board of Directors within the ten (10) day period after the date on which such a request to fix a Demand Record Date was received, the Demand Record Date in respect thereof shall be deemed to be the twentieth (20th) day after the date on which such a request is received. Notwithstanding anything in this Section 3 of Article II to the contrary, no Demand Record Date shall be fixed if the Board of Directors determines that the demand or demands that would otherwise be submitted following such Demand Record Date could not comply with the requirements set forth in this Section 3 of Article II.

(F) Without qualification, a special meeting of the stockholders shall not be called pursuant to this Section 3 of Article II unless stockholders of record as of the Demand Record Date who hold, in aggregate, at least 25% percent of the voting power of the outstanding shares of capital stock of the Corporation (the “Requisite Percentage”) timely provide one or more demands to call such special meeting in writing and in proper form to the Secretary of the Corporation at the principal executive offices of the Corporation. Only stockholders of record on the Demand Record Date shall be entitled to demand that the Secretary of the Corporation call a special meeting of the stockholders pursuant to this Section 3 of Article II. To be timely, a stockholder’s demand to call a special meeting must be delivered to, or mailed and received at, the principal executive offices of the Corporation not later than the sixtieth (60th) day following the Demand Record Date. To be in proper form for purposes of this Section 3 of Article II, a demand to call a special meeting shall set forth (i) the business proposed to be conducted at the special meeting or the proposed election of directors at the special meeting, as the case may be, (ii) the text of the proposal or business (including the text of any resolutions proposed for consideration), if applicable, and (iii) with respect to any stockholder or stockholders submitting a demand to call a special meeting (except for any stockholder that has provided such demand in response to a solicitation made pursuant to, and in accordance with, Section 14(a) of the Exchange Act by way of a solicitation statement filed on Schedule 14A (a “Solicited Stockholder”)) the information required to be provided pursuant to this Section 3 of Article II of a Requesting Person. A stockholder may revoke a demand to call a special meeting by written revocation delivered to the Secretary of the Corporation at any time prior to the special meeting. If any such revocation(s) are received by the Secretary after the Secretary’s receipt of written demands from the holders of the Requisite Percentage, and as a result of such revocation(s), there no longer are unrevoked demands from the Requisite Percentage to call a special meeting, the Board of Directors shall have the discretion to determine whether or not to proceed with the special meeting.

(G) The Secretary of the Corporation shall not accept, and shall consider ineffective, a written demand from a stockholder to call a special meeting (i) that does not comply with this Section 3 of Article II, (ii) that relates to an item of business to be transacted at such meeting that is not a proper subject for stockholder action under applicable law, (iii) that includes an item of business to be transacted at such meeting that did not appear on the written request that resulted in the determination of the Demand Record Date, (iv) that relates to an item of business (other than the election of directors) that is identical or substantially similar to an item of business (a “Similar Item”) for which a record date for notice of a stockholder meeting (other than the Demand Record Date) was previously fixed and such demand is delivered between the time beginning on the sixty-first (61st) day after such previous record date and ending on the one-year anniversary of such previous record date, (v) if a Similar Item will be submitted for stockholder approval at any stockholder meeting to be held on or before the ninetieth (90th) day after the Secretary receives such demand, or (vi) if a Similar Item has been presented at the most recent annual meeting or at any special meeting held within one year prior to receipt by the Secretary of such demand to call a special meeting.

(H) After receipt of demands in proper form and in accordance with this Section 3 of Article II from a stockholder or stockholders holding the Requisite Percentage, the Board of Directors shall duly call, and

Appendix B (continued)

determine the place, if any, date and time of, a special meeting of stockholders for the purpose or purposes and to conduct the business specified in the demands received by the Corporation. Notwithstanding anything in these Bylaws to the contrary, the Board of Directors may submit its own proposal or proposals for consideration at such special meeting. The Board of Directors shall provide written notice of such special meeting to the stockholders in accordance with Section 4 of this Article II.

(I) Notwithstanding anything in these Bylaws to the contrary, the Secretary shall not be required to call a special meeting pursuant to this Section 3 of Article II except in accordance with this Section 3 of Article II. If the Board of Directors shall determine that any request to fix a record date for the purpose of determining the stockholders entitled to demand that the Secretary of the Corporation call a special meeting or demand to call and hold a special meeting was not properly made in accordance with this Section 3 of Article II, or shall determine that the stockholder or stockholders requesting that the Board of Directors fix such record date or submitting a demand to call the special meeting have not otherwise complied with this Section 3 of Article II, then the Board of Directors shall not be required to fix such record date or to call and hold the special meeting. Furthermore, if none of the Requesting Persons appear or send a duly authorized agent to present the business to be presented for consideration specified in their special meeting request, the Corporation need not present such business for a vote at the special meeting, notwithstanding that proxies in respect of such matter may have been received by the Corporation. In addition to the requirements of this Section 3 of Article II, each Requesting Person shall comply with all requirements of applicable law, including all requirements of the Exchange Act, with respect to any request to fix a record date for the purpose of determining the stockholders entitled to demand that the Secretary of the Corporation call a special meeting.

Section 4. Notice of Meetings. Written notice of the place, date, and time of each meeting of the stockholders shall be given not less than ten (10) nor more than sixty (60) days before the date on which the meeting is to be held, to each stockholder entitled to vote at such meeting, except as otherwise provided herein or as required from time to time by the Delaware General Corporation Law or the Certificate of Incorporation. The notice of a special meeting shall also state the purpose or purposes for which the meeting is called.

Section 5. Quorum; Adjournment. At any meeting of the stockholders, the holders of a majority of all of the shares of the stock entitled to vote at the meeting, present in person or by proxy, shall constitute a quorum for all purposes, unless or except to the extent that the presence of a larger number may be required by law or the Certificate of Incorporation. If a quorum shall fail to attend any meeting, the chairperson of the meeting or the holders of a majority of the shares of stock entitled to vote who are present, in person or by proxy, may adjourn the meeting to another place, date, or time until a quorum shall be present or represented.

When a meeting is adjourned to another place, date or time, written notice need not be given of the adjourned meeting if the place, date and time thereof are announced at the meeting at which the adjournment is taken or are provided in any other manner permitted by the Delaware General Corporation Law; provided, however, that if the date of any adjourned meeting is more than thirty (30) days after the date for which the meeting was originally noticed, or if a new record date is fixed for the adjourned meeting, written notice of the place, date, and time of the adjourned meeting shall be given in conformity herewith. At any adjourned meeting, any business may be transacted which might have been transacted at the original meeting.

The chairperson of any meeting of stockholders shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of discussion as seem to him or her in order. The chairperson shall have the power to adjourn the meeting to another place, if any, date and time.

Section 6. Proxies and Voting. At any meeting of the stockholders, every stockholder entitled to vote may vote in person or by proxy, authorized by an instrument in writing or in such manner as may be prescribed by law, including the Delaware General Corporation Law and Rule 14a-19 promulgated under the Exchange Act, filed in accordance with the procedure established for the meeting. A proxy may be in the form of an electronic

Appendix B (continued)

transmission which sets forth or is submitted with information from which it can be determined that the transmission was authorized by the stockholder. Any stockholder directly or indirectly soliciting proxies from other stockholders must use a proxy card color other than white, which shall be reserved for the exclusive use of the Board of Directors.

Each stockholder shall have one vote for every share of stock entitled to vote which is registered in his name on the record date for the meeting, except as otherwise provided herein or required by law or the Certificate of Incorporation.

All voting, including on the election of directors but excepting where otherwise provided herein or required by law or the Certificate of Incorporation, may be by a voice vote; provided, however, that upon demand therefor by a stockholder entitled to vote or such stockholder’s proxy, or at the discretion of the chairperson of the meeting, a stock vote shall be taken. Every stock vote shall be taken by ballots, each of which shall state the name of the stockholder or proxy voting and such other information as may be required under the procedure established for the meeting. Every vote taken by ballots shall be counted by an inspector or inspectors appointed by the Board of Directors or the chairperson of the meeting.

Except as otherwise required by law or the Certificate of Incorporation and except as set forth in Article III, all matters shall be determined by a majority of the votes cast. For purposes of these Bylaws, a vote characterized as an abstention shall not count as a vote “cast.”

Section 7. Stock List. A complete list of stockholders entitled to vote at any meeting of stockholders, arranged in alphabetical order for each class of stock and showing the address of each such stockholder and the number of shares registered in such stockholder’s name, shall be open to the examination of any such stockholder, for any purpose germane to the meeting, during ordinary business hours for a period of at least ten (10) days ending on the date before the meeting date, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or if not so specified, at the place where the meeting is to be held.

This list shall presumptively determine the identity of the stockholders entitled to vote at the meeting and the number of shares held by each of them.

Section 8. Notice of Stockholder Business.

(A) At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. Business shall be properly brought before the meeting only if it complies with this Section 8 of Article II and Article NINE, Section C of the Corporation’s Certificate of Incorporation. Article NINE, Section C of the Corporation’s Certificate of Incorporation states that the Bylaws may contain additional provisions regarding nominations of persons for election to the Board of Directors and the proposal of business to be transacted by the Stockholders. To be properly brought before an annual meeting, business must be (i) specified in a notice of meeting given by or at the direction of the Board of Directors, (ii) if not specified in a notice of meeting, otherwise brought before the meeting by the Board of Directors or the Chairman of the Board or (iii) otherwise properly brought before the meeting by a stockholder present in person who (A) (1) was a record owner of shares of the Corporation both at the time of giving the notice provided for in this Section 8 of Article II and at the time of the meeting, (2) is entitled to vote at the meeting, and (3) has complied with this Section 8 of Article II in all applicable respects or (B) properly made such proposal in accordance with Rule 14a-8 under the Exchange Act. The foregoing clause (iii) shall be the exclusive means for a stockholder to propose business to be brought before an annual meeting of the stockholders. For purposes of this Section 8 and the following Section 9 of Article II, “present in person” shall mean that the stockholder proposing that the business be brought before the annual meeting of the Corporation, or, if the proposing stockholder is not an individual, a qualified representative of such proposing stockholder, appear at such meeting. A “qualified representative” of such proposing stockholder shall be a duly authorized officer, manager or partner of such

Appendix B (continued)

stockholder or any other person authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholders. Stockholders seeking to nominate persons for election to the Board of Directors must comply with the requirements set forth in Article NINE, Section C of the Corporation’s Certificate of Incorporation and Section 9 and Section 10 of Article II, and this Section 8 of Article II shall not be applicable to nominations except as expressly provided in Sections 9 and 10 of Article II; provided, however, that terms defined in this Section 8 and used in Sections 9 and 10 of Article II shall have the meaning defined in this Section 8 of Article II unless otherwise provided.

(B) Without qualification, for business to be properly brought before an annual meeting by a stockholder, the stockholder must (1) provide timely notice, as set forth in Article NINE, Section C of the Corporation’s Certificate of Incorporation, thereof in writing and in proper form to the Secretary and (2) provide any updates or supplements to such notice at the times and in the forms required by this Section 8 of Article II.

(C) To be in proper form for purposes of this Section 8 of Article II, a stockholder’s notice to the Secretary pursuant to this Section 8 of Article II shall be required to meet the requirements of Article NINE, Section C of the Corporation’s Certificate of Incorporation and shall be required to set forth:

(1) As to each Proposing Person (as defined below), (a) the name and address of such Proposing Person (including, if applicable, the name and address that appear on the Corporation’s books and records) and (b) the class or series and number of shares of the Corporation that are, directly or indirectly, owned of record or beneficially owned (within the meaning of Rule 13d-3 under the Exchange Act) by such Proposing Person, except that such Proposing Person in all events shall be deemed to beneficially own any shares of any class or series of the Corporation as to which such Proposing Person has a right to acquire beneficial ownership at any time in the future (the disclosures to be made pursuant to the foregoing clauses (a) and (b) are referred to as “Stockholder Information”);

(2) As to each Proposing Person, (a) the full notional amount of any securities that, directly or indirectly, underlie any “derivative security” (as such term is defined in Rule 16a-1(c) under the Exchange Act) that constitutes a “call equivalent position” (as such term is defined in Rule 16a-1(b) under the Exchange Act) (“Synthetic Equity Position”) and that is, directly or indirectly, held or maintained by such Proposing Person, with respect to any shares of any class or series of shares of the Corporation; provided that, for the purposes of the definition of “Synthetic Equity Position,” the term “derivative security” shall also include any security or instrument that would not otherwise constitute a “derivative security” as a result of any feature that would make any conversion, exercise or similar right or privilege of such security or instrument becoming determinable only at some future date or upon the happening of a future occurrence, in which case the determination of the amount of securities into which such security or instrument would be convertible or exercisable shall be made assuming that such security or instrument is immediately convertible or exercisable at the time of such determination; and, provided, further, that any Proposing Person satisfying the requirements of Rule 13d-1(b)(1) under the Exchange Act (other than a Proposing Person that so satisfies Rule 13d-1(b)(1) under the Exchange Act solely by reason of Rule 13d-1(b)(1)(ii)(E)) shall not be deemed to hold or maintain the notional amount of any securities that underlie a Synthetic Equity Position held by such Proposing Person as a hedge with respect to a bona fide derivatives trade or position of such Proposing Person arising in the ordinary course of such Proposing Person’s business as a derivatives dealer, (b) any rights to dividends on the shares of any class or series of shares of the Corporation owned beneficially by such Proposing Person that are separated or separable from the underlying shares of the Corporation, (c) any material pending or threatened legal proceeding in which such Proposing Person is a party or material participant involving the Corporation or any of its officers or directors, or any affiliate of the Corporation, (d) any other material relationship between such Proposing Person, on the one hand, and the Corporation, any affiliate of the Corporation, on the other hand, (e) any direct or indirect material interest in any material contract or agreement of such Proposing Person with the

Appendix B (continued)

Corporation, any affiliate of the Corporation or any principal competitor of the Corporation (including, in any such case, any employment agreement, collective bargaining agreement or consulting agreement) (f) a representation that such Proposing Person intends or is part of a group which intends to deliver a proxy statement or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve or adopt the proposal or otherwise solicit proxies from stockholders in support of such proposal and (g) any other information relating to such Proposing Person that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies or consents by such Proposing Person in support of the business proposed to be brought before the meeting pursuant to Section 14(a) of the Exchange Act (the disclosures to be made pursuant to the foregoing clauses (a) through (g) are referred to as “Disclosable Interests”); provided, however, that Disclosable Interests shall not include any such disclosures with respect to the ordinary course business activities of any broker, dealer, commercial bank, trust company or other nominee who is a Proposing Person solely as a result of being the stockholder directed to prepare and submit the notice required by these Bylaws on behalf of a beneficial owner; and

(3) As to each item of business that the stockholder proposes to bring before the annual meeting, (a) a brief description of the business desired to be brought before the annual meeting, the reasons for conducting such business at the annual meeting and any material interest in such business of each Proposing Person, (b) the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the Bylaws, the language of the proposed amendment), (c) a reasonably detailed description of all agreements, arrangements and understandings (x) between or among any of the Proposing Persons or (y) between or among any Proposing Person and any other record or beneficial holder(s) or person(s) who have a right to acquire beneficial ownership at any time in the future of the shares of any class or series of the Corporation or any other person or entity (including their names) in connection with the proposal of such business by such stockholder and (d) any other information relating to such item of business that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies in support of the business proposed to be brought before the meeting pursuant to Section 14(a) of the Exchange Act; provided, however, that the disclosures required by this paragraph (3) shall not include any disclosures with respect to any broker, dealer, commercial bank, trust company or other nominee who is a Proposing Person solely as a result of being the stockholder directed to prepare and submit the notice required by these Bylaws on behalf of a beneficial owner.

(D) A Proposing Person shall update and supplement its notice to the Corporation of its intent to propose business at an annual or special meeting, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 8 of Article II shall be true and correct as of the record date for stockholders entitled to vote at the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the Secretary at the principal executive office of the Corporation not later than five (5) business days after the record date for stockholders entitled to vote at the meeting (in the case of the update and supplement required to be made as of such record date), and not later than eight (8) business days prior to the date for the meeting, if practicable, or any adjournment or postponement thereof (and, if not practicable, on the first practicable date prior to the date to which the meeting has been adjourned or postponed) (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof). For the avoidance of doubt, the obligation to update and supplement as set forth in this paragraph or any other Section of these Bylaws shall not limit the Corporation’s rights with respect to any deficiencies in any notice provided by a stockholder, extend any applicable deadlines hereunder or enable or be deemed to permit a stockholder who has previously submitted notice hereunder to amend or update any proposal or to submit any new proposal, including by changing or adding matters, business or resolutions proposed to be brought before a meeting of the stockholders.

(E) Notwithstanding anything in the Certificate of Incorporation or these Bylaws to the contrary, no business shall be conducted at an annual meeting that is not properly brought before the meeting in accordance with this Section 8 of Article II and Article NINE, Section C of the Corporation’s Certificate of Incorporation. The

Appendix B (continued)

chairperson of the annual meeting shall, if the facts warrant, determine that the business was not properly brought before the meeting in accordance with this Section 8 of Article II and Article NINE, Section C of the Corporation’s Certificate of Incorporation, and if he or she should so determine, he or she shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

(F) Other than with respect to clause (A)(2) of this Section 8 of Article II, this Section 8 of Article II is expressly intended to apply to any business proposed to be brought before an annual meeting of stockholders other than any proposal made pursuant to Rule 14a-8 under the Exchange Act and included in the Corporation’s proxy statement. In addition to the requirements of this Section 8 of Article II with respect to any business proposed to be brought before an annual meeting, each Proposing Person shall comply with all applicable requirements of the Exchange Act with respect to any such business. This Section 8 of Article II shall not be deemed to affect the rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

(G) For purposes of this Section 8 of Article II, the term “Proposing Person” shall mean (i) the stockholder providing the notice of business proposed to be brought before an annual meeting, (ii) the beneficial owner or beneficial owners, if different, on whose behalf the notice of the business proposed to be brought before the annual meeting is made and (iii) any participant (as defined in paragraphs (a)(ii)-(vi) of Instruction 3 to Item 4 of Schedule 14A) with such stockholder in such solicitation or associate (within the meaning of Rule 12b-2 under the Exchange Act for purposes of these Bylaws) of such stockholder or beneficial owner.

(H) For purposes of these Bylaws, “public announcement” shall mean disclosure in a press release reported by a national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission (the “Commission”) pursuant to Sections 13, 14 or 15(d) of the Exchange Act.

Section 9. Notice of Nomination for Election to the Board of Directors.

(A) Nominations of any person for election to the Board of Directors at an annual meeting or at a special meeting (but only if the election of directors is a matter specified in the notice of meeting given by or at the direction of the person calling such special meeting) may be made at such meeting only as set forth in Article NINE, Section C of the Corporation’s Certificate of Incorporation, as supplemented by this Section 9 of Article II of the Bylaws. Article NINE, Section C of the Corporation’s Certificate of Incorporation states that the Bylaws may contain additional provisions regarding nominations of persons for election to the Board of Directors and the proposal of business to be transacted by the Stockholders. Such Nominations may be made (1) by or at the direction of the Board of Directors, including by any committee or persons authorized to do so by the Board of Directors or these Bylaws, or (2) by a stockholder present in person (a)(i) who was a beneficial owner of shares of the Corporation both at the time of giving the notice provided for in this Section 9 of Article II and at the time of the meeting, (ii) is entitled to vote at the meeting and (iii) has complied with this Section 9 or the following Section 10 of Article II as to such notice and nomination or (b) pursuant to and in accordance with Rule 14a-11, and, in the case of each of clauses (a) and (b) above, pursuant to and in accordance with Rule 14a-19. The foregoing clause (2) shall be the exclusive means for a stockholder to propose any nomination of a person or persons for election to the Board of Directors to be considered by the stockholders at an annual meeting or special meeting. For purposes of this Section 9 of Article II, “present in person” shall mean that the stockholder nominating any person for election to the Board of Directors at the meeting of the Corporation, or a qualified representative of such stockholder, appear at such meeting. A “qualified representative” of such proposing stockholder shall be a duly authorized officer, manager or partner of such stockholder or any other person authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholders. The foregoing clause (ii) shall be the exclusive means for a stockholder to make any nomination of a person or persons for election to the Board of Directors at an annual meeting or special meeting.

Appendix B (continued)

(B) (1) Without qualification, for a stockholder to make any nomination of a person or persons for election to the Board of Directors at an annual meeting or special meeting in lieu of an annual meeting (whether such nomination is made pursuant to Rule 14a-11 or otherwise), the stockholder must provide timely notice thereof in writing and in proper form as set forth in Article NINE, Section C of the Corporation’s Certificate of Incorporation.

(2) Without qualification, if the election of directors is a matter specified in the notice of meeting given by or at the direction of the person calling a special meeting, then for a stockholder to make any nomination of a person or persons for election to the Board of Directors at a special meeting (other than a nomination pursuant to Rule 14a-11 with respect to a special meeting in lieu of an annual meeting), the stockholder must (i) provide timely notice thereof in writing and in proper form as set forth in Article NINE, Section C of the Corporation’s Certificate of Incorporation, to the Secretary at the principal executive office of the Corporation, (ii) provide the information with respect to such stockholder and its candidate for nomination as required by this Section 9 and the following Section 10 of Article II and (iii) provide any updates or supplements to such notice at the times and in the forms required by this Section 9 of Article II.

(3) In no event shall any adjournment or postponement of an annual meeting or special meeting or the public announcement thereof commence a new time period for the giving of a stockholder’s notice as described in the Certificate of Incorporation.

(C) To be in proper form for purposes of this Section 9, a stockholder’s notice to the Secretary pursuant to this Section 9 shall be required to meet the requirements of Article NINE, Section C of the Corporation’s Certificate of Incorporation and shall be required to set forth:

(1) As to each Nominating Person (as defined below), the Stockholder Information (as defined in Provision(C)(1) of Section 8 of Article II, except that for purposes of this Section 9 of Article II the term “Nominating Person” shall be substituted for the term “Proposing Person” in all places it appears in clause (C)(1) of Section 8 of Article II);

(2) As to each Nominating Person, any Disclosable Interests (as defined in clause (C)(2) of Section 8 of Article II), except that for purposes of this Section 9 of Article II the term “Nominating Person” shall be substituted for the term “Proposing Person” in all places it appears in clause (C) of Section 8 of Article II and the disclosure with respect to the business to be brought before the meeting in Section clause (C)(2) of Section 8 of Article II shall be made with respect to the election of directors at the meeting;

(3) As to each Nominating Person, a representation that such Proposing Person intends or is part of a group which intends (i) to deliver a proxy statement or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to elect any nominee as Director and (ii) solicit proxies from holders of shares representing at least 67% of the voting power entitled to vote on the election of directors in support of director nominees other than nominees of the Board of Directors in accordance with Rule 14a-19; and

(4) As to each person whom a Nominating Person proposes to nominate for election as a director, (a) all information with respect to such candidate for nomination that would be required to be set forth in a stockholder’s notice pursuant to this Section 9 and the following Section 10 of Article II if such candidate for nomination were a Nominating Person, (b) all information relating to such candidate for nomination that is required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors in a contested election pursuant to Section 14(a) under the Exchange Act (including such candidate’s written consent to being named in the proxy statement and accompanying proxy card relating to the Corporation’s next meeting of stockholders at which directors are to be elected as a nominee and to serving as a director for a full term if elected), (c) a description of any direct or

Appendix B (continued)

indirect material interest in any material contract or agreement between or among any Nominating Person, on the one hand, and each candidate for nomination or his or her respective associates or any other participants in such solicitation, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 under Regulation S-K if such Nominating Person were the “registrant” for purposes of such rule and the candidate for nomination were a director or executive officer of such registrant, and (d) a completed and signed questionnaire, representation and agreement as provided in clause (A) of Section 10 of Article II.

For purposes of this Section 9 of Article II, the term “Nominating Person” shall mean (i) the stockholder providing the notice of the nomination proposed to be made at the meeting, (ii) the beneficial owner or beneficial owners, if different, on whose behalf the notice of the nomination proposed to be made at the meeting is made and (iii) any associate of such stockholder or beneficial owner or any other participant in such solicitation.

(D) A stockholder providing notice of any nomination (other than pursuant to Rule 14a-11) proposed to be made at a meeting shall further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 9 of Article II shall be true and correct as of the record date for stockholders entitled to vote at the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the Secretary at the principal executive office of the Corporation not later than five (5) business days after the record date for the meeting (in the case of the update and supplement required to be made as of such record date), and not later than eight (8) business days prior to the date for the meeting or, if practicable, any adjournment or postponement thereof (and, if not practicable, on the first practicable date prior to the date to which the meeting has been adjourned or postponed) (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof). For the avoidance of doubt, the obligation to update and supplement as set forth in this paragraph or any other Section of these Bylaws shall not limit the Corporation’s rights with respect to any deficiencies in any notice provided by a stockholder, extend any applicable deadlines hereunder or enable or be deemed to permit a stockholder who has previously submitted notice hereunder to amend or update any nomination or to submit any new nomination.

(E) In addition to the requirements of this Section 9 of Article II with respect to any nomination proposed to be made at a meeting, each Nominating Person shall comply with all applicable requirements of the Exchange Act with respect to any such nominations. Notwithstanding the foregoing provisions of this Section 9 of Article II, unless otherwise required by law, (i) no Nominating Person shall solicit proxies in support of director nominees other than the Corporation’s nominees unless such Nominating Person has complied with Rule 14a-19 promulgated under the Exchange Act in connection with the solicitation of such proxies, including the provision to the Corporation of notices required thereunder in a timely manner and (ii) if any Nominating Person (1) provides notice pursuant to Rule 14a-19(b) promulgated under the Exchange Act and (2) subsequently fails to comply with the requirements of Rule 14a-19(a)(2) and Rule 14a-19(a)(3) promulgated under the Exchange Act, including the provision to the Corporation of notices required thereunder in a timely manner, or fails to timely provide reasonable evidence sufficient to satisfy the Corporation that such Nominating Person has met the requirements of Rule 14a-19(a)(3) promulgated under the Exchange Act in accordance with the following sentence, then the Corporation shall disregard any proxies or votes solicited for the Nominating Person’s candidates. If any Nominating Person provides notice pursuant to Rule 14a-19(b) promulgated under the Exchange Act, such Nominating Person shall deliver to the Corporation, no later than seven (7) business days prior to the applicable meeting, reasonable evidence that it has met the requirements of Rule 14a-19(a)(3) promulgated under the Exchange Act.

(F) A Nominating Person may only nominate such number of persons for election to the Board of Directors at an annual meeting or at a special meeting as are subject to election by stockholders at the applicable annual meeting or special meeting.

Appendix B (continued)

Section 10. Additional Requirements for Valid Nomination of Candidates to Serve as Director and, if Elected, to be Seated as Directors.

(A) To be eligible to be a nominee for election as a director of the Corporation at an annual or special meeting, a candidate must be nominated in the manner prescribed in Article NINE, Section C of the Corporation’s Certificate of Incorporation and Section 9 of Article II. In addition, the Board of Directors may require the candidate for nomination, whether nominated by the Board of Directors or by a stockholder of record, to have previously delivered (in accordance with the time period prescribed for delivery in a notice to such candidate given by or on behalf of the Board of Directors) to the Secretary at the principal executive office of the Corporation (i) a completed written questionnaire (in a form provided by the Corporation) with respect to the background, qualifications, stock ownership and independence of such proposed nominee and (ii) a written representation and agreement (in a form provided by the Corporation) that such candidate for nomination (a) is not and, if elected as a director during his or her term of office, will not become a party to (I) any agreement, arrangement or understanding with, and has not given and will not give any commitment or assurance to, any person or entity as to how such proposed nominee, if elected as a director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”) or (II) any Voting Commitment that could limit or interfere with such proposed nominee’s ability to comply, if elected as a director of the Corporation, with such proposed nominee’s fiduciary duties under applicable law, (b) is not, and will not become a party to, any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director, (c) if elected as a director of the Corporation, will comply with all applicable corporate governance, conflict of interest, confidentiality, stock ownership and trading and other policies and guidelines of the Corporation applicable to directors and in effect during such person’s term in office as a director (and, if requested by any candidate for nomination, the Secretary shall provide to such candidate for nomination all such policies and guidelines then in effect) and (d) if elected as a director of the Corporation, all communications with the Corporation will be true and correct in all material respects.

(B) The Board of Directors may also require any proposed candidate for nomination as a Director to furnish such other information as may reasonably be requested by the Board of Directors in writing prior to the meeting of stockholders at which such candidate’s nomination is to be acted upon. Without limiting the generality of the foregoing, the Board of Directors may request such other information in order for the Board of Directors to determine the eligibility of such candidate for nomination to be an independent director of the Corporation or to comply with the Director qualification standards and additional selection criteria in accordance with the Corporation’s Corporate Governance Guidelines. Such other information shall be delivered to, or mailed and received by, the Secretary at the principal executive offices of the Corporation (or any other office specified by the Corporation in any public announcement) not later than five (5) business days after the request by the Board of Directors has been delivered to, or mailed and received by, the Nominating Person.

(C) Any candidate nominated by the Board of Directors shall further update and supplement any information provided to the Corporation, if necessary, so that the information provided or required to be provided pursuant to this Section 10 of Article II shall be true and correct as of the record date for stockholders entitled to vote at the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the Secretary at the principal executive office of the Corporation not later than five (5) business days after the record date for stockholders entitled to vote at the meeting (in the case of the update and supplement required to be made as of the record date), and not later than eight (8) business days prior to the date for the meeting or, if practicable, any adjournment or postponement thereof (and, if not practicable, on the first practicable date prior to the date to which the meeting has been adjourned or postponed) (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof). For the avoidance of doubt, the obligation to update and supplement as set forth in this paragraph or any other Section of these Bylaws shall not limit the Corporation’s rights with respect to any

Appendix B (continued)

deficiencies in any notice provided by a stockholder, extend any applicable deadlines hereunder or enable or be deemed to permit a stockholder who has previously submitted notice hereunder to amend or update any nomination or to submit any new proposal, including by changing or adding nominees, matters, business or resolutions proposed to be brought before a meeting of the stockholders.

(D) No person shall be eligible for nomination as a director of the Corporation unless such candidate for nomination and the Nominating Person seeking to place such candidate’s name in nomination has complied with Article NINE, Section C of the Corporation’s Certificate of Incorporation and Section 9 and this Section 10 of Article II. The chairman of the meeting shall, if the facts warrant, determine that a nomination was not properly made in accordance with Article NINE, Section C of the Corporation’s Certificate of Incorporation and Section 9 and this Section 10 of Article II, and if he or she should so determine, he or she shall so declare such determination to the meeting, the defective nomination shall be disregarded and any ballots cast for the nominee in question (but in the case of any form of ballot listing other qualified nominees, only the ballots cast for the nominee in question) shall be void and of no force or effect.

(E) Notwithstanding anything in these Bylaws to the contrary, except as provided in Section 3 of Article III, no person shall be eligible to be seated as a director of the Corporation unless nominated and elected in accordance with this Section 10 of Article II.

Section 11. Proxy Access.

(A) Subject to the provisions of this Section 11 of Article II, if any Eligible Stockholder (as defined below) or group of up to 20 Eligible Stockholders submits to the Corporation a Proxy Access Notice (as defined below) that complies with this Section 11 of Article II and such Eligible Stockholder or group of Eligible Stockholders otherwise satisfies all the terms and conditions of this Section 11 of Article II (such Eligible Stockholder or group of Eligible Stockholders, a “Nominating Stockholder”), the Corporation shall include in its proxy statement or on its form of proxy and ballot, as applicable (collectively, “proxy materials”), for any annual meeting of stockholders, in addition to any persons nominated for election by the Board of Directors or any committee thereof:

(1) the name of any person or persons nominated by such Nominating Stockholder for election to the Board of Directors at such annual meeting of stockholders who meets the requirements of this Section 11 of Article II (a “Nominee”);

(2) disclosure about the Nominee and the Nominating Stockholder required under the rules of the Commission or other applicable law to be included in the proxy materials;

(3) subject to the other applicable provisions of this Section 11 of Article II, a written statement, not to exceed 500 words, that is not contrary to any of the Commission’s proxy rules, including Rule 14a-9 under the Exchange Act (a “Supporting Statement”), included by the Nominating Stockholder in the Proxy Access Notice intended for inclusion in the proxy materials in support of the Nominee’s election to the Board of Directors; and

(4) any other information that the Corporation or the Board of Directors determines, in its discretion, to include in the proxy materials relating to the nomination of the Nominee, including, without limitation, any statement in opposition to the nomination and any of the information provided pursuant to this Section 11 of Article II.

(B) Maximum Number of Nominees.

(1) The Corporation shall not be required to include in the proxy materials for an annual meeting of stockholders more Nominees than the greater of two or that number of directors constituting 20% of the total

Appendix B (continued)

number of directors of the Corporation on the last day on which a Proxy Access Notice may be submitted pursuant to this Section 11 of Article II (rounded down to the nearest whole number) (the “Maximum Number”). In no event shall the Maximum Number of Nominees exceed one half of the class of directors whose term expires at such annual meeting of stockholders. The Maximum Number for a particular annual meeting shall be reduced by: (A) the number of Nominees who are subsequently withdrawn or that the Board of Directors itself decides to nominate for election at such annual meeting of stockholders (including, without limitation, any person who is or will be nominated by the Board of Directors pursuant to any agreement or understanding with one or more stockholders to avoid such person being formally proposed as a Nominee), and (B) the number of incumbent directors who had been Nominees with respect to any of the preceding two annual meetings of stockholders and whose reelection at the upcoming annual meeting of stockholders is being recommended by the Board of Directors (including, without limitation, any person who was nominated by the Board of Directors pursuant to any agreement or understanding with one or more stockholders to avoid such person being formally proposed as a Nominee). In the event that one or more vacancies for any reason occurs on the Board of Directors after the deadline set forth in Section 11(D) of Article II but before the date of the annual meeting of stockholders, and the Board of Directors resolves to reduce the size of the Board of Directors in connection therewith, the Maximum Number shall be calculated based on the number of directors as so reduced.

(2) Any Nominating Stockholder submitting more than one Nominee for inclusion in the Corporation’s proxy materials shall rank such Nominees based on the order that the Nominating Stockholder desires such Nominees to be selected for inclusion in the Corporation’s proxy materials in the event that the total number of Nominees submitted by Nominating Stockholders exceeds the Maximum Number. In the event that the number of Nominees submitted by Nominating Stockholders exceeds the Maximum Number, the highest ranking Nominee from each Nominating Stockholder will be included in the Corporation’s proxy materials until the Maximum Number is reached, going in order from largest to smallest of the number of shares of common stock of the Corporation owned by each Nominating Stockholder as disclosed in each Nominating Stockholder’s Proxy Access Notice. If the Maximum Number is not reached after the highest ranking Nominee of each Nominating Stockholder has been selected, this process will be repeated as many times as necessary until the Maximum Number is reached. If, after the deadline for submitting a Proxy Access Notice as set forth in Section 11(D) of Article II, a Nominating Stockholder ceases to satisfy the requirements of this Section 11 of Article II or withdraws its nomination or a Nominee ceases to satisfy the requirements of this Section 11 of Article II or becomes unwilling or unable to serve on the Board of Directors, whether before or after the mailing of definitive proxy materials, then the nomination shall be disregarded, and the Corporation: (A) shall not be required to include in its proxy materials the disregarded Nominee and (B) may otherwise communicate to its stockholders, including without limitation by amending or supplementing its proxy materials, that the Nominee will not be included as a Nominee in the proxy materials and the election of such Nominee will not be voted on at the annual meeting of stockholders.

(C) Eligibility of Nominating Stockholder.

(1) An “Eligible Stockholder” is a person who has either (A) been a record holder of the shares of common stock used to satisfy the eligibility requirements in this Section 11(C) of Article II continuously for the three-year period specified in Subsection (ii) below or (B) provides to the Secretary of the Corporation, within the time period referred to in Section 11(D) of Article II, evidence of continuous ownership of such shares for such three-year period from one or more securities intermediaries in a form that satisfies the requirements as established by the Commission for a stockholder proposal under Rule 14a-8 under the Exchange Act (or any successor rule).

(2) An Eligible Stockholder or group of up to 20 Eligible Stockholders may submit a nomination in accordance with this Section 11 of Article II only if the person or each member of the group, as applicable, has continuously owned at least the Minimum Number (as defined below) of shares of the Corporation’s outstanding common stock throughout the three-year period preceding and including the date of submission of the Proxy Access Notice, and continues to own at least the Minimum Number through the date of the annual meeting of

Appendix B (continued)

stockholders. Two or more funds that are (A) under common management and investment control, (B) under common management and funded primarily by a single employer or (C) a “group of investment companies,” as such term is defined in Section 12(d)(1)(G)(ii) of the Investment Company Act of 1940, as amended, (two or more funds referred to under any of clause (A), (B) or (C), collectively a “Qualifying Fund”) shall be treated as one Eligible Stockholder. For the avoidance of doubt, in the event of a nomination by a group of Eligible Stockholders, any and all requirements and obligations for an individual Eligible Stockholder that are set forth in this Section 11 of Article II, including the minimum holding period, shall apply to each member of such group; provided, however, that the Minimum Number shall apply to the ownership of the group in the aggregate. Should any stockholder withdraw from a group of Eligible Stockholders at any time prior to the annual meeting of stockholders, the group of Eligible Stockholders shall only be deemed to own the shares held by the remaining members of the group.

(3) The “Minimum Number” of shares of the Corporation’s common stock means three percent (3%) of the number of outstanding shares of common stock as of the most recent date for which such amount is given in any filing by the Corporation with the Commission prior to the submission of the Proxy Access Notice.

(4) For purposes of this Section 11 of Article II, an Eligible Stockholder “owns” only those outstanding shares of the common stock of the Corporation as to which the Eligible Stockholder possesses both:

(i) the full voting and investment rights pertaining to the shares; and

(ii) the full economic interest in (including the opportunity for profit and risk of loss on) such shares;

provided, that the number of shares calculated in accordance with clauses (i) and (ii) shall not include any shares: (1) sold by such Eligible Stockholder or any of its affiliates in any transaction that has not been settled or closed, (2) borrowed by such Eligible Stockholder or any of its affiliates for any purpose or purchased by such Eligible Stockholder or any of its affiliates pursuant to an agreement to resell, or (3) subject to any option, warrant, forward contract, swap, contract of sale, other derivative or similar agreement entered into by such Eligible Stockholder or any of its affiliates, whether any such instrument or agreement is to be settled with shares, cash or other property based on the notional amount or value of outstanding shares of the Corporation, in any such case which instrument or agreement has, or is intended to have, the purpose or effect of: (w) reducing in any manner, to any extent or at any time in the future, such Eligible Stockholder’s or any of its affiliates’ full right to vote or direct the voting of any such shares, and/or (x) hedging, offsetting, or altering to any degree, gain or loss arising from the full economic ownership of such shares by such Eligible Stockholder or any of its affiliates. An Eligible Stockholder “owns” shares held in the name of a nominee or other intermediary so long as the Eligible Stockholder retains the right to instruct how the shares are voted with respect to the election of directors and possesses the full economic interest in the shares. An Eligible Stockholder’s ownership of shares shall be deemed to continue during any period in which the Eligible Stockholder has delegated any voting power by means of a proxy, power of attorney, or other similar instrument or arrangement that is revocable at any time by the Eligible Stockholder. An Eligible Stockholder’s ownership of shares shall be deemed to continue during any period in which the Eligible Stockholder has loaned such shares; provided that the Eligible Stockholder has the power to recall such loaned shares on no more than three business days’ notice and includes in the Proxy Access Notice an agreement that it will (y) promptly recall such loaned shares upon being notified that any of its Nominees will be included in the Corporation’s proxy materials pursuant to this Section 11 of Article II and (z) continue to hold such recalled shares (including the right to vote such shares) through the date of the annual meeting of stockholders. The terms “owned,” “owning” and other variations of the word “own” shall have correlative meanings. Each Nominating Stockholder shall furnish any other information that may reasonably be required by the Board of Directors to verify such stockholder’s continuous ownership of at least the Minimum Number during the three-year period referred to above.

Appendix B (continued)

(5) No person may be in more than one group constituting a Nominating Stockholder, and if any person appears as a member of more than one group, it shall be deemed to be a member of the group that owns the greatest aggregate number of shares of the Corporation’s common stock as reflected in the Proxy Access Notice, and no shares may be attributed as owned by more than one person constituting a Nominating Stockholder under this Section 11 of Article II.

(D) To nominate a Nominee, the Nominating Stockholder must, no earlier than 150 calendar days and no later than 120 calendar days before the date of the Corporation’s proxy materials released to stockholders in connection with the previous year’s annual meeting of stockholders, submit to the Secretary of the Corporation at the principal executive offices of the Corporation all of the following information and documents (collectively, the “Proxy Access Notice”):

(1) A Schedule 14N (or any successor form) relating to the Nominee, completed and filed with the Commission by the Nominating Stockholder as applicable, in accordance with the Commission’s rules;

(i) A written notice of the nomination of such Nominee that includes the following additional information, agreements, representations and warranties by the Nominating Stockholder (including each group member):

(ii) the information, representations and agreements required with respect to the nomination of directors pursuant to Section 9 of Article II of these Bylaws and Article NINE, Section C of the Corporation’s Certificate of Incorporation;

(iii) the details of any relationship that existed within the past three years and that would have been described pursuant to Item 6(e) of Schedule 14N (or any successor item) if it existed on the date of submission of the Schedule 14N;

(iv) a representation and warranty that the Nominating Stockholder did not acquire, and is not holding, securities of the Corporation for the purpose or with the effect of influencing or changing control of the Corporation;

(v) a representation and warranty that the Nominee’s candidacy or, if elected, Board of Directors membership, would not violate the Certificate of Incorporation, these Bylaws, or any applicable state or federal law or the rules of any stock exchange on which the Corporation’s common stock is traded;

(vi) a representation and warranty that the Nominee:

(a) does not have any direct or indirect material relationship with the Corporation and otherwise would qualify as an “independent director” under the rules of the primary stock exchange on which the Corporation’s common stock is traded and any applicable rules of the Commission;

(b) would meet the audit committee independence requirements under the rules of the Commission and of the principal stock exchange on which the Corporation’s common stock is traded;

(c) would qualify as a “non-employee director” for the purposes of Rule 16b-3 under the Exchange Act (or any successor rule);

(d) is not and has not been, within the past three years, an officer, director, affiliate or representative of a competitor, as defined under Section 8 of the Clayton Antitrust Act of 1914, as amended, and if the Nominee has held any such position during this period, details thereof; and

(e) is not and has not been subject to any event specified in Rule 506(d)(1) of Regulation D (or any successor rule) under the Securities Act of 1933, as amended, or Item 401(f) of Regulation S-K (or any

Appendix B (continued)

successor rule) under the Exchange Act, without reference to whether the event is material to an evaluation of the ability or integrity of the Nominee;

(vii) a representation and warranty that the Nominating Stockholder satisfies the eligibility requirements set forth in Section 11(C) of Article II, has provided evidence of ownership to the extent required by Section 11(C)(1) of Article II, and such evidence of ownership is true, complete and correct in all respects;

(viii) a representation and warranty that the Nominating Stockholder intends to continue to satisfy the eligibility requirements described in Section 11(C) of Article II through the date of the annual meeting of stockholders;

(ix) a statement as to whether or not the Nominating Stockholder intends to continue to hold the Minimum Number of shares for at least one year following the annual meeting of stockholders, which statement may also include a description as to why such Nominating Stockholder is unable to make the foregoing statement;

(x) a representation and warranty that the Nominating Stockholder will not engage in or support, directly or indirectly, a “solicitation” within the meaning of Rule 14a-1(l) (without reference to the exception in Section 14a-1(l)(2)(iv)) (or any successor rules) with respect to the annual meeting of stockholders, other than a solicitation in support of the Nominee or any nominee of the Board of Directors;

(xi) a representation and warranty that the Nominating Stockholder will not use any proxy card other than the Corporation’s proxy card in soliciting stockholders in connection with the election of a Nominee at the annual meeting of stockholders;

(xii) if desired by the Nominating Stockholder, a Supporting Statement;

(xiii) in the case of a nomination by a group, the designation by all group members of one group member that is authorized to act on behalf of all group members with respect to matters relating to the nomination, including withdrawal of the nomination;

(xiv) in the case of any Eligible Stockholder that is a Qualifying Fund consisting of two or more funds, documentation demonstrating that the funds are eligible to be treated as a Qualifying Fund and that each such fund comprising the Qualifying Fund otherwise meets the requirements set forth in this Section 11 of Article II; and

(xv) a representation and warranty that the Nominating Stockholder has not nominated and will not nominate for election any individual as director at the annual meeting of stockholders other than its Nominee(s).

(2) An executed agreement pursuant to which the Nominating Stockholder (including each group member) agrees:

(i) to comply with all applicable laws, rules and regulations in connection with the nomination, solicitation and election;

(ii) to file with the Commission any solicitation or other communication with the Corporation’s stockholders relating to any Nominee or one or more of the Corporation’s directors or director nominees, regardless of whether any such filing is required under any law, rule or regulation or whether any exemption from filing is available for such materials under any law, rule or regulation;

(iii) to assume all liability stemming from an action, suit or proceeding concerning any actual or alleged legal or regulatory violation arising out of any communication by the Nominating Stockholder with the

Appendix B (continued)

Corporation, its stockholders or any other person in connection with the nomination or election of directors, including, without limitation, the Proxy Access Notice;

(iv) to indemnify and hold harmless (jointly and severally with all other group members, in the case of a group member) the Corporation and each of its directors, officers and employees individually against any liability, loss, damages, expenses, demands, claims or other costs (including reasonable attorneys’ fees and disbursements of counsel) incurred in connection with any threatened or pending action, suit or proceeding, whether legal, administrative or investigative, against the Corporation or any of its directors, officers or employees arising out of any nomination submitted by the Nominating Stockholder (including, without limitation, relating to any breach or alleged breach of its obligations, agreements, representations or warranties) pursuant to this Section 11 of Article II;

(v) in the event that (i) any information included in the Proxy Access Notice, or any other communication by the Nominating Stockholder (including with respect to any group member) with the Corporation, its stockholders or any other person in connection with the nomination or election of directors ceases to be true and accurate in all material respects (or omits a material fact necessary to make the statements made not misleading), or (ii) the Nominating Stockholder (including any group member) fails to continue to satisfy the eligibility requirements described in Section 11(C) of Article II, the Nominating Stockholder shall promptly (and in any event within 48 hours of discovering such misstatement, omission or failure) (x) in the case of clause (i) above, notify the Corporation and any other recipient of such communication of the misstatement or omission in such previously provided information and of the information that is required to correct the misstatement or omission, and (y) in the case of clause (ii) above, notify the Corporation why, and in what regard, the Nominating Stockholder fails to comply with the eligibility requirements described in Section 11(C) of Article II (it being understood that providing any such notification referenced in clauses (x) and (y) above shall not be deemed to cure any defect or limit the Corporation’s rights to omit a Nominee from its proxy materials as provided in this Section 11); and

(3) An executed agreement by the Nominee:

(i) to provide to the Corporation a completed copy of the Corporation’s director questionnaire and such other information as the Corporation may reasonably request;

(ii) that the Nominee (i) consents to be named in the proxy materials as a nominee and, if elected, to serve on the Board of Directors and (ii) has read and agrees to adhere to the Corporation’s Corporate Governance Guidelines and any other Corporation policies and guidelines applicable to directors generally; and

(iii) that the Nominee is not and will not become a party to (1) any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director of the Corporation that has not been disclosed to the Corporation in writing, (2) any agreement, arrangement or understanding with any person or entity as to how the Nominee would vote or act on any issue or question as a director (a “Voting Commitment”) that has not been disclosed to the Corporation in writing, or (3) any Voting Commitment that could limit or interfere with the Nominee’s ability to comply, if elected as a director of the Corporation, with its fiduciary duties under applicable law or with the Corporation’s Corporate Governance Guidelines and any other Corporation policies and guidelines applicable to directors generally.

(iv) The information and documents required by this Section 11(D) of Article II shall be: (x) provided with respect to and executed by each group member, in the case of information applicable to group members; and (y) provided with respect to the persons specified in Instruction 1 to Items 6(c) and (d) of Schedule 14N (or any successor item) if and to the extent applicable to a Nominating Stockholder or group member. The Proxy Access Notice shall be deemed submitted on the date on which all the information and documents referred to in this Section 11(D) of Article II (other than such information and documents

Appendix B (continued)

contemplated to be provided after the date the Proxy Access Notice is provided) have been delivered to or, if sent by mail, received by the Secretary of the Corporation. For the avoidance of doubt, in no event shall any adjournment or postponement of an annual meeting of stockholders or the public announcement thereof commence a new time period for the giving of a Proxy Access Notice pursuant to this Section 11 of Article II.

(E) Exceptions and Clarifications.

(1) Notwithstanding anything to the contrary contained in this Section 11 of Article II, (x) the Corporation may omit from its proxy materials any Nominee and any information concerning such Nominee (including a Nominating Stockholder’s Supporting Statement), (y) any nomination shall be disregarded, and (z) no vote on such Nominee will occur (notwithstanding that proxies in respect of such vote may have been received by the Corporation), and the Nominating Stockholder may not, after the last day on which a Proxy Access Notice would be timely, cure in any way any defect preventing the nomination of the Nominee, if:

(i) the Corporation receives a notice pursuant to Section 9 of Article II of these Bylaws and Article NINE, Section C of the Corporation’s Certificate of Incorporation that a stockholder intends to nominate a candidate for director at the annual meeting of stockholders;

(ii) the Nominating Stockholder or the designated lead group member, as applicable, or any qualified representative thereof, does not appear at the annual meeting of stockholders to present the nomination submitted pursuant to this Section 11 of Article II or the Nominating Stockholder withdraws its nomination prior to the annual meeting of stockholders;

(iii) the Board of Directors determines that such Nominee’s nomination or election to the Board of Directors would result in the Corporation violating or failing to be in compliance with the Certificate of Incorporation, these Bylaws or any applicable law, rule or regulation to which the Corporation is subject, including any rules or regulations of any stock exchange on which the Corporation’s common stock is traded;

(iv) the Nominee was nominated for election to the Board of Directors pursuant to this Section 11 of Article II at one of the Corporation’s two preceding annual meetings of stockholders and (i) its nomination was withdrawn or (ii) such Nominee became ineligible to serve as a Nominee or as a Director; or

(v) (i) the Nominating Stockholder fails to continue to satisfy the eligibility requirements described in Section 11(C) of Article II, (ii) any of the representations and warranties made in the Proxy Access Notice cease to be true, complete and correct in all material respects (or omits to state a material fact necessary to make the statements made therein not misleading), (iii) the Nominee becomes unwilling or unable to serve on the Board of Directors or (iv) the Nominating Stockholder or the Nominee materially violates or breaches any of its agreements, representations or warranties in this Section 11 of Article II;

(2) Notwithstanding anything to the contrary contained in this Section 11 of Article II, the Corporation may omit from its proxy materials, or may supplement or correct, any information, including all or any portion of the Supporting Statement included in the Proxy Access Notice, if: (A) such information is not true and correct in all material respects or omits a material statement necessary to make the statements therein not misleading; (B) such information directly or indirectly impugns the character, integrity or personal reputation of, or, without factual foundation, directly or indirectly makes charges concerning improper, illegal or immoral conduct or associations with respect to, any person; or (C) the inclusion of such information in the proxy materials would otherwise violate the Commission’s proxy rules or any other applicable law, rule or regulation. Once submitted with a Proxy Access Notice, a Supporting Statement may not be amended, supplemented or modified by the Nominee or Nominating Stockholder.

(i) For the avoidance of doubt, the Corporation may solicit against, and include in the proxy materials its own statement relating to, any Nominee.

Appendix B (continued)

(ii) This Section 11 of Article II provides the exclusive method for a stockholder to include nominees for election to the Board of Directors in the Corporation’s proxy materials (including, without limitation, any proxy card or written ballot).

(iii) The interpretation of, and compliance with, any provision of this Section 11 of Article II, including the representations, warranties and covenants contained herein, shall be determined by the Board of Directors or, in the discretion of the Board of Directors, one or more of its designees, in each case acting in good faith.

ARTICLE III

BOARD OF DIRECTORS

Section 1. Duties and Powers. The business of the Corporation shall be managed by or under the direction of the Board of Directors which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by law or by the Certificate of Incorporation or by these Bylaws directed or required to be exercised or done by the stockholders.

Section 2. Number and Term of Office. The Board of Directors shall consist of not less than four (4) and not more than twelve (12) members. Subject to the foregoing sentence, the number of directors shall be fixed and may be changed from time to time by resolution duly adopted by a majority of the directors then in office, except as otherwise provided by law, the Certificate of Incorporation or these Bylaws.

Except as provided in Section 3 of this Article III, each director shall be elected by the vote of the majority of the votes cast with respect to the director at any meeting for the election of directors at which a quorum is present, provided that if as of the close of the applicable notice period set forth in Article NINE of the Certificate of Incorporation, the number of nominees exceeds the number of directors to be elected, the directors shall be elected by the vote of a plurality of the shares represented in person or by proxy at any such meeting and entitled to vote on the election of directors. For purposes of this Section 2, a majority of the votes cast means that the number of shares voted “for” a director must exceed the number of votes cast against that director. The Nominating and Governance Committee of the Board of Directors has established procedures under which any incumbent director who is not elected shall offer to tender his or her resignation to the Board of Directors. The Nominating and Governance Committee will make a recommendation to the Board of Directors on whether to accept or reject the resignation, or whether other action should be taken. The Board of Directors will act on the Nominating and Governance Committee’s recommendation and publicly disclose its decision and the rationale behind it within 90 days from the date of the certification of the election results. If such incumbent director’s resignation is not accepted by the Board of Directors, such director shall continue to serve until the next meeting of stockholders at which he or she would otherwise face re-election (or such earlier date as determined by the Board of Directors) and until his or her successor is duly elected, or his or her earlier resignation or removal. If a director’s resignation is accepted by the Board of Directors pursuant to this Section 2, or if a nominee for director is not elected and the nominee is not an incumbent director, then the Board of Directors in its sole discretion may fill any resulting vacancy pursuant to the provisions of Section 3 of this Article III or may decrease the size of the Board of Directors pursuant to the provisions of Section 2 of this Article III. Any director may resign at any time upon written notice to the Corporation. Directors need not be stockholders.

Each director serving as a director immediately following the 2024 Annual Meeting of Stockholders, unless he or she may be elected by the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation, shall hold office until the expiration of the term for which he or she has been elected, and until his or her successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification, or removal from office. At the 2024 Annual Meeting of Stockholders,

Appendix B (continued)

the successors to the class of directors whose terms expire at that meeting shall be elected for a three-year term expiring at the 2027 Annual Meeting of Stockholders. At the 2025 Annual Meeting of Stockholders, the successors to the class of directors whose terms expire at that meeting shall be elected for a two-year term expiring at the 2027 Annual Meeting of Stockholders. At the 2026 Annual Meeting of Stockholders, the successors to the class of directors whose terms expire at that meeting shall be elected for a one-year term expiring at the 2027 Annual Meeting of Stockholders. At the 2027 Annual Meeting of Stockholders, and at each meeting of stockholders thereafter, each director shall be elected for a one-year term expiring at the next Annual Meeting of Stockholders. Each director shall hold office until the expiration of the term for which he or she is elected, and until his or her successor shall have been elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification, or removal from office. This paragraph of Article III, Section 2 is also contained in Article TEN, Section (A) of the Corporation’s Certificate of Incorporation, and accordingly, may be altered, amended or repealed only to the extent and at the time the comparable Certificate Article is altered, amended or repealed.

Section 3. Vacancies. Except as otherwise fixed pursuant to the provisions of Article FOUR of the Corporation’s Certificate of Incorporation relating to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect directors:

(A) In case of any increase in the number of directors, the additional director or directors, and in case of any vacancy in the Board of Directors due to death, resignation, removal, disqualification or any other reason, the successors to fill the vacancies, shall be elected by a majority of the directors then in office, even though less than a quorum, or by a sole remaining director.

(B) Directors appointed in the manner provided in paragraph (A) to newly created directorships resulting from any increase in the authorized number of directors or any vacancies on the Board of Directors resulting from death, resignation, removal, disqualification or any other cause shall hold office for a term expiring at the next Annual Meeting of stockholders at which their term expires and until their successors are duly elected and qualified, or until their earlier resignation or removal.

(C) No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

The foregoing provisions of this Article III, Section 3 are also contained in Article TEN, Section (B) of the Corporation’s Certificate of Incorporation, and accordingly, may be altered, amended or repealed only to the extent and at the time the comparable Certificate Article is altered, amended or repealed.

Section 4. Meetings. The Board of Directors of the Corporation may hold meetings, both regular and special, either within or without the State of Delaware. The first meeting of each newly-elected Board of Directors shall be held immediately following the Annual Meeting of Stockholders and no notice of such meeting shall be necessary to be given the newly-elected directors in order legally to constitute the meeting, provided a quorum shall be present. Regular meetings of the Board of Directors may be held without notice at such time and at such place as may from time to time be determined by the Board of Directors. Special meetings of the Board of Directors may be called by the Chairman of the Board, the President or a majority of the directors then in office. Notice thereof stating the place, date and hour of the meeting shall be given to each director either by mail not less than forty-eight (48) hours before the date of the meeting, by telephone, electronic mail, telegram or facsimile transmission on twenty-four (24) hours’ notice, or on such shorter notice as the person or persons calling such meeting may deem necessary or appropriate in the circumstances. Meetings may be held at any time without notice if all the directors are present or if all those not present waive such notice in accordance with Section 2 of Article VI of these Bylaws.

Section 5. Quorum. Except as may be otherwise specifically provided by law, the Certificate of Incorporation or these Bylaws (including Section 11 of this Article III), at all meetings of the Board of Directors, a majority of the

Appendix B (continued)

directors then in office shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

Section 6. Actions of Board Without a Meeting. Unless otherwise provided by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if all members of the Board of Directors or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or committee.

Section 7. Meetings by Means of Conference Telephone. Unless otherwise provided by the Certificate of Incorporation or these Bylaws, members of the Board of Directors of the Corporation, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors or such committee by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section 7 shall constitute presence in person at such meeting.

Section 8. Committees. The Board of Directors may, by resolution passed by a majority of the whole Board of Directors, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of any such committee. In the absence or disqualification of a member of a committee, and in the absence of a designation by the Board of Directors of an alternate member to replace the absent or disqualified member, the member or members thereof present at any meeting and not disqualified from voting, whether or not such members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any committee, to the extent allowed by law and provided in the Bylaw or resolution establishing such committee, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it. Each committee shall keep regular minutes and report to the Board of Directors when required.

Section 9. Compensation. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, the Board of Directors shall have the authority to fix the compensation of directors. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as director. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

Section 10. Removal. Any director or directors may be removed from office only as provided in the Corporation’s Certificate of Incorporation.

ARTICLE IV

OFFICERS

Section 1. General. The officers of the Corporation shall be appointed by the Board of Directors and shall consist of a Chairman of the Board, a Chief Executive Officer, a President, such number of Vice Presidents as the Board of Directors shall elect from time to time, a Secretary, a Treasurer (or a position with the duties and

Appendix B (continued)

responsibilities of a Treasurer) and such other officers and assistant officers (if any) as the Board of Directors may elect from time to time. Any number of offices may be held by the same person, unless the Certificate of Incorporation or these Bylaws otherwise provide.

Section 2. Election; Term of Office. The Board of Directors at its first meeting held after each Annual Meeting of stockholders shall elect a Chairman of the Board or a President, or both, a Secretary and a Treasurer (or a position with the duties and responsibilities of a Treasurer), and may also elect at that meeting or any other meeting, such other officers and agents as it shall deem necessary or appropriate. Each officer of the Corporation shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors together with the powers and duties customarily exercised by such officer; and each officer of the Corporation shall hold office until such officer’s successor is elected and qualified or until such officer’s earlier resignation or removal. Any officer may resign at any time upon written notice to the Corporation. The Board of Directors may remove any officer at any time, with or without cause, by the affirmative vote of a majority of directors then in office.

Section 3. Chairman of the Board. The Chairman of the Board shall preside at all meetings of the stockholders and the Board of Directors and shall have such other duties and powers as may be prescribed by the Board of Directors from time to time. The Board of Directors may also designate a Vice Chairman, who need not be a member of the Board and may be designated as an officer of the Corporation. The Vice Chairman shall, during the absence or inability to act of the Chairman of the Board, have the powers and perform the duties of the Chairman of the Board, and shall have such other powers and perform such other duties as shall be prescribed from time to time by the Board of Directors or the Chairman of the Board.

Section 4. Chief Executive Officer. The Chief Executive Officer shall have general charge and control over the affairs of the Corporation, subject to the Board of Directors, shall see that all orders and resolutions of the Board of Directors are carried out, shall report thereon to the Board of Directors, and shall have such other powers and perform such other duties as shall be prescribed from time to time by the Board of Directors.

Section 5. President. The President shall have general and active management of the business of the Corporation and shall see that all orders and resolutions of the Board of Directors are carried into effect. The President shall have and exercise such further powers and duties as may be specifically delegated to or vested in the President from time to time by these Bylaws or the Board of Directors. In the absence of the Chairman of the Board and the Vice Chairman of the Board, or in the event of the inability of or refusal to act by the Chairman of the Board and the Vice Chairman of the Board, or if the Board of Directors has not designated a Chairman or Vice Chairman, the President shall perform the duties of the Chairman of the Board, and, when so acting, shall have all of the powers and be subject to all of the restrictions upon the Chairman of the Board.

Section 6. Vice President. In the absence of the President or in the event of his inability or refusal to act, the Vice President (or in the event there be more than one vice president, the vice presidents in the order designated by the Board of Directors, or in the absence of any designation, then in the order of their election) shall perform the duties of the President and, when so acting, shall have all the powers of and be subject to all the restrictions upon the President. The Vice Presidents shall perform such other duties and have such other powers as the Board of Directors or the President may from time to time prescribe.

Section 7. Secretary. The Secretary shall attend all meetings of the Board of Directors and all meetings of stockholders and record all the proceedings thereat in a book or books to be kept for that purpose; the Secretary shall also perform like duties for the standing and special committees when required. The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or the President. If the Secretary shall be unable or shall refuse to cause to be given notice of all meetings of the stockholders and special meetings of the Board of Directors, and if there be no Assistant Secretary, then either the Board of

Appendix B (continued)

Directors or the President may choose another officer to cause such notice to be given. The Secretary shall have custody of the seal of the Corporation and the Secretary or any Assistant Secretary, if there be one, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by the signature of the Secretary or by the signature of any such Assistant Secretary. The Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing by his or her signature. The Secretary shall see that all books, reports, statements, certificates and other documents and records required by law to be kept or filed are properly kept or filed, as the case may be.

Section 8. Assistant Secretaries. Except as may be otherwise provided in these Bylaws, Assistant Secretaries, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the President, or the Secretary, and shall have the authority to perform all functions of the Secretary, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Secretary.

Section 9. Treasurer. The Treasurer shall have the custody of the corporate funds and securities, shall keep complete and accurate accounts of all receipts and disbursements of the Corporation, and shall deposit all monies and other valuable effects of the Corporation in its name and to its credit in such banks and other depositories as may be designated from time to time by the Board of Directors. The Treasurer shall disburse the funds of the Corporation, taking proper vouchers and receipts for such disbursements. The Treasurer shall, when and if required by the Board of Directors, give and file with the Corporation a bond, in such form and amount and with such surety or sureties as shall be satisfactory to the Board of Directors, for the faithful performance of his or her duties as Treasurer. The Treasurer shall have such other powers and perform such other duties as the Board of Directors or the President shall from time to time prescribe.

Section 10. Assistant Treasurers. Except as may be otherwise provided in these Bylaws, Assistant Treasurers, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the President, or the Treasurer, and shall have the authority to perform all functions of the Treasurer, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Treasurer.

Section 11. Other Officers. Such other officers as the Board of Directors may choose shall perform such duties and have such powers as may be assigned to them from time to time by the Board of Directors. The Board of Directors may delegate to any officer of the Corporation the power to choose such other officers and to prescribe their respective duties and powers.

ARTICLE V

STOCK

Section 1. Form of Certificates; Uncertificated Shares. The shares of the Corporation shall be represented by certificates; provided, that the Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares in accordance with the Delaware General Corporation Law. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Notwithstanding the adoption of such a resolution by the Board of Directors, every holder of stock in the Corporation represented by a certificate, and upon request every holder of uncertificated shares of stock in the Corporation, shall be entitled to have a certificate signed in the name of the Corporation (i) by the Chairman of the Board or the President or a Vice President and (ii) by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the Corporation, certifying the number of shares owned by such holder in the Corporation.

Appendix B (continued)

Section 2. Signatures. Any or all the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

Section 3. Lost Certificates. The Board of Directors may direct a new certificate to be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate, or such owner’s legal representative, to advertise the same in such manner as the Board of Directors shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

Section 4. Transfers. Stock of the Corporation shall be transferable in the manner prescribed by law and in these Bylaws. Transfers of stock shall be made on the books of the Corporation only by the person named in the certificate or in the Corporation’s books as the registered owner of uncertificated shares or by such person’s attorney lawfully constituted in writing and upon the surrender of the certificate (if any) therefor, which shall be cancelled before a new certificate shall be issued.

Section 5. Record Date. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty (60) days nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to any other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

Section 6. Beneficial Owners. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by law.

Section 7. Voting Securities Owned by the Corporation. Powers of attorney, proxies, waivers of notice of meeting, consents and other instruments relating to securities owned by the Corporation may be executed in the name of and on behalf of the Corporation by the Chairman of the Board, the President, any Vice President or the Secretary and any such officer may, in the name of and on behalf of the Corporation, take all such action as any such officer may deem advisable to vote in person or by proxy at any meeting of security holders of any corporation in which the Corporation may own securities and at any such meeting shall possess and may exercise any and all rights and power incident to the ownership of such securities and which, as the owner thereof, the Corporation might have exercised and possessed if present. The Board of Directors may, by resolution, from time to time confer like powers upon any other person or persons.

ARTICLE VI

NOTICES

Section 1. Notices. Whenever written notice is required by law, the Certificate of Incorporation or these Bylaws, to be given to any director, member of a committee or stockholder, such notice may be given in writing directed

Appendix B (continued)

to such director, member of a committee or stockholder, at such person’s address (or by electronic transmission directed to the stockholder’s electronic mail address, as applicable), as it appears on the records of the Corporation and such notice shall be deemed to be given (i) if mailed, at the time when the notice shall be deposited in the United States mail, postage prepaid (ii) if delivered by courier service, the earlier of when the notice is received or left at such stockholder’s address or (iii) if given by electronic mail, when directed to such stockholder’s electronic mail address unless the stockholder has notified the Corporation in writing or by electronic transmission of an objection to receiving notice by electronic mail. A notice by electronic mail must include a prominent legend that the communication is an important notice regarding the Corporation. Written notice may also be given personally or by telegram, facsimile transmission, electronic mail, telex or cable and such notice shall be deemed to be given at the time of receipt thereof if given personally or at the time of transmission thereof if given by telegram, facsimile transmission, electronic mail, telex or cable.

Without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders given by the Corporation under any provision of the Delaware General Corporation Law, the Certificate of Incorporation or these bylaws shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given. Any such consent shall be revocable by the stockholder by written notice or electronic transmission to the Corporation. Notwithstanding the provisions of this paragraph, the Corporation may give a notice by electronic mail in accordance with the first paragraph of this section without obtaining the consent required by this paragraph.

Any notice given pursuant to the preceding paragraph shall be deemed given (i) if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice; (ii) if by a posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; and (iii) if by any other form of electronic transmission, when directed to the stockholder.

Notwithstanding the foregoing, a notice may not be given by an electronic transmission from and after the time that (1) the Corporation is unable to deliver by such electronic transmission two (2) consecutive notices given by the Corporation and (2) such inability becomes known to the Secretary or an Assistant Secretary of the Corporation or to the transfer agent, or other person responsible for the giving of notice, provided, however, the inadvertent failure to discover such inability shall not invalidate any meeting or other action.

An affidavit of the Secretary or an Assistant Secretary or of the transfer agent or other agent of the Corporation that the notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

Section 2. Waiver of Notice. Whenever any notice is required by law, the Certificate of Incorporation or these Bylaws to be given to any director, member or a committee or stockholder, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to notice.

ARTICLE VII

GENERAL PROVISIONS

Section 1. Dividends. Dividends upon the capital stock of the Corporation, subject to the provisions of the Certificate of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting or by any Committee of the Board of Directors having such authority at any meeting thereof, and may be paid in cash, in property, in shares of the capital stock or in any combination thereof. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in its absolute discretion, deems proper as a reserve or reserves to meet

Appendix B (continued)

contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for any proper purpose, and the Board of Directors may modify or abolish any such reserve.

Section 2. Disbursements. All notes, checks, drafts and orders for the payment of money issued by the Corporation shall be signed in the name of the Corporation by such officers or such other persons as the Board of Directors may designate from time to time.

Section 3. Corporation Seal. The corporate seal, if the Corporation shall have a corporate seal, shall have inscribed thereon the name of the Corporation, the year of its organization and the words “Corporate Seal, Delaware”. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

ARTICLE VIII

FORUM FOR ADJUDICATION OF DISPUTES

Unless the Corporation consents in writing to the selection of an alternative forum, (a) the Court of Chancery (the “Chancery Court”) of the State of Delaware (or, in the event that the Chancery Court does not have jurisdiction, the federal district court for the District of Delaware or other state courts of the State of Delaware) shall, to the fullest extent permitted by law, be the sole and exclusive forum for (i) any derivative action, suit or proceeding brought on behalf of the Corporation, (ii) any action, suit or proceeding asserting a claim of breach of a fiduciary duty owed by any director or officer of the Corporation to the Corporation or to the Corporation’s stockholders, (iii) any action, suit or proceeding arising pursuant to any provision of the General Corporation Law of the State of Delaware or the Certificate of Incorporation or these bylaws (as either may be amended from time to time) or (iv) any action, suit or proceeding asserting a claim against the Corporation governed by the internal affairs doctrine; and (b) subject to the preceding provisions of this Article VIII, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause or causes of action arising under the Securities Act of 1933, as amended, including all causes of action asserted against any defendant to such complaint. If any action the subject matter of which is within the scope of clause (a) of the immediately preceding sentence is filed in a court other than the courts in the State of Delaware (a “Foreign Action”) in the name of any stockholder, such stockholder shall be deemed to have consented to (x) the personal jurisdiction of the state and federal courts in the State of Delaware in connection with any action brought in any such court to enforce the provisions of clause (a) of the immediately preceding sentence and (y) having service of process made upon such stockholder in any such action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder.

Any person or entity purchasing or otherwise acquiring any interest in any security of the Corporation shall be deemed to have notice of and consented to this Article VIII. This provision is intended to benefit and may be enforced by the Corporation, its officers and directors, the underwriters to any offering giving rise to such complaint, and any other professional or entity whose profession gives authority to a statement made by that person or entity who has prepared or certified any part of the documents relating to the offering. Notwithstanding the foregoing, the provisions of this Article VIII shall not apply to suits brought to enforce any liability or duty created by the Exchange Actor any other claim for which the federal courts of the United States have exclusive jurisdiction.

ARTICLE IX

AMENDMENTS

Except as otherwise specifically provided in the particular Article of these Bylaws to be altered, amended or repealed, these Bylaws may be altered, amended or repealed and new Bylaws may be adopted at any meeting of the Board of Directors or of the stockholders, provided notice of the proposed change was given in the notice of the meeting.

Appendix C

Redline of Proposed Bylaw Amendments

~~FIFTH~~SIXTH AMENDED AND RESTATED BYLAWS

OF

TELEDYNE TECHNOLOGIES INCORPORATED

ADOPTED: NOVEMBER 29, 1999

FIRST AMENDMENT AND RESTATEMENT: JULY 22, 2014

SECOND AMENDMENT AND RESTATEMENT: JANUARY 2, 2021

THIRD AMENDMENT AND RESTATEMENT: AUGUST 27, 2021

FOURTH AMENDMENT AND RESTATEMENT: DECEMBER 20, 2022

FIFTH AMENDMENT AND RESTATEMENT: APRIL 24, 2024

SIXTH AMENDMENT AND RESTATEMENT: APRIL 22, 2026

Appendix C (continued)

Appendix C (continued)

Appendix C (continued)

~~FIFTH~~SIXTH AMENDED AND RESTATED BYLAWS

OF

TELEDYNE TECHNOLOGIES INCORPORATED

(hereinafter called the “Corporation”)

ARTICLE I

OFFICES

Section 1. Registered Office. The registered office of the Corporation shall be in the City of Wilmington, County of New Castle, State of Delaware.

Section 2. Other Offices. The Corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors may determine from time to time.

ARTICLE II

MEETINGS OF STOCKHOLDERS

Section 1. Place of Meetings. Meetings of the stockholders for the election of directors or for any other purpose shall be held at such time and place, either within or without the State of Delaware, as shall be designated from time to time by the Board of Directors or the officer of the Corporation calling the meeting as authorized by the Corporation’s Certificate of Incorporation and stated in the notice of the meeting or in a duly executed waiver of notice thereof. The Board of Directors, may, in its sole discretion, determine that a meeting of stockholders shall not be held at any place, but may instead be held solely by means of remote communication as authorized by Section 211(a)(2) of the General Corporation Law of the State of Delaware.

Section 2. Annual Meeting. Each Annual Meeting of Stockholders shall be held on such date and at such time as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting. At an Annual Meeting, the stockholders shall elect directors, and transact such other business as may properly be brought before the meeting.

Section 3. Special Meetings.

~~Special meetings of the stockholders, other than those required by statute, may be called only as provided in, and for the purposes specified in accordance with, the Corporation’s Certificate of Incorporation.~~

(A) Unless otherwise required by law or the Corporation’s Certificate of Incorporation, as the same may be amended, restated or supplemented from time to time, special meetings of the stockholders, other than those required by statute, may be called only by (i) the Board of Directors pursuant to a resolution approved by a majority of the directors then in office, (ii) the Chairman of the Board, (iii) the Chief Executive Officer or (iv) by the Secretary of the Corporation, following his or her receipt of one or more written demands to call a special meeting of the stockholders, in accordance with, and subject to, this Section 3 of Article II from stockholders of record who hold, in the aggregate, at least 25% of the combined voting power of all outstanding voting securities of the Corporation. The notice of a special meeting shall state the purpose or purposes of the special meeting, and the business to be conducted at the special meeting shall be limited to the purpose or purposes

Appendix C (continued)

stated in the notice. Except in accordance with this Section 3 of Article II, stockholders shall not be permitted to propose business to be brought before a special meeting of the stockholders. Stockholders who nominate persons for election to the board of directors at a special meeting must also comply with the requirements set forth in Section 9 and Section 10 of Article II.

(B) No stockholder may demand that the Secretary of the Corporation call a special meeting of the stockholders pursuant to this Section 3 of Article II unless a stockholder of record has first submitted a request in writing that the Board of Directors fix a record date (a “Demand Record Date”) for the purpose of determining the stockholders entitled to demand that the Secretary of the Corporation call such special meeting, which request shall be in proper form and delivered to, or mailed and received by, the Secretary of the Corporation at the principal executive offices of the Corporation.

(C) To be in proper form for purposes of this Section 3 of Article II, a request by a stockholder for the Board of Directors to fix a Demand Record Date shall set forth:

(1) As to each Requesting Person (as defined below), the Stockholder Information (as defined in clause (C)(1) of Section 8 of Article II, except that for purposes of this Section 3 of Article II, the term “Requesting Person” shall be substituted for the term “Proposing Person” in all places it appears in clause (C) of Section 8 of Article II);

(2) As to each Requesting Person, any Disclosable Interests (as defined in clause (C)(2) of Section 8 of Article II except that for purposes of this Section 3 of Article II the term “Requesting Person” shall be substituted for the term “Proposing Person” in all places it appears in clause (C) of Section 8 of Article II; and the disclosure in clause (3) of Section 8(C) of Article II shall be made with respect to the business proposed to be conducted at the special meeting or the proposed election of directors at the special meeting, as the case may be);

(3) to each item of business that the Requesting Person proposes to bring before the special meeting, (A) a brief description of the business desired to be brought before the special meeting, the reasons for conducting such business at the special meeting and any material interest in such business of each Requesting Person, (B) the text of the proposal or business (including the text of any resolutions proposed for consideration), and (C) a reasonably detailed description of all agreements, arrangements, discussions and understandings (x) between or among any of the Requesting Persons or (y) between or among any Requesting Person and any other record or beneficial holder(s) or person(s) who have a right to acquire beneficial ownership at any time in the future of the shares of any class or series of capital stock of the Corporation (including their names) in connection with the proposal of such business by such stockholder, and (D) any other information relating to such item of business that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies in support of the business proposed to be brought before the meeting pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (as so amended and inclusive of such rules and regulations, the “Exchange Act”); provided, however, that the disclosures required by this paragraph (3) shall not include any disclosures with respect to any broker, dealer, commercial bank, trust company or other nominee who is a Requesting Person solely as a result of being the stockholder directed to prepare and submit the notice required by these Bylaws on behalf of a beneficial owner; and

(4) If directors are proposed to be elected at the special meeting, the nominee information for each person whom a Requesting Person expects to nominate for election as a director at the special meeting as set forth in Section 9 of Article II.

For purposes of this Section 3 of Article II, the term “Requesting Person” shall mean (i) the stockholder making the request to fix a Demand Record Date for the purpose of determining the stockholders entitled to demand that the Secretary of the Corporation call a special meeting, (ii) the beneficial owner or beneficial owners, if different, on whose behalf such request is made and (iii) any affiliate of such stockholder or beneficial owner.

Appendix C (continued)

(D) The Board of Directors may request that any Requesting Person furnish such additional information as may be reasonably required by the Board of Directors. Such Requesting Person shall provide such additional information within ten (10) days after it has been requested by the Board of Directors.

(E) Within ten (10) days after receipt of a request to fix a Demand Record Date in proper form and otherwise in compliance with this Section 3 of Article II from any stockholder of record, the Board of Directors may adopt a resolution fixing a Demand Record Date for the purpose of determining the stockholders entitled to demand that the Secretary of the Corporation call a special meeting, which date shall not precede the date upon which the resolution fixing the Demand Record Date is adopted by the Board of Directors. If no resolution fixing a Demand Record Date has been adopted by the Board of Directors within the ten (10) day period after the date on which such a request to fix a Demand Record Date was received, the Demand Record Date in respect thereof shall be deemed to be the twentieth (20th) day after the date on which such a request is received. Notwithstanding anything in this Section 3 of Article II to the contrary, no Demand Record Date shall be fixed if the Board of Directors determines that the demand or demands that would otherwise be submitted following such Demand Record Date could not comply with the requirements set forth in this Section 3 of Article II.

(F) Without qualification, a special meeting of the stockholders shall not be called pursuant to this Section 3 of Article II unless stockholders of record as of the Demand Record Date who hold, in aggregate, at least 25% percent of the voting power of the outstanding shares of capital stock of the Corporation (the “Requisite Percentage”) timely provide one or more demands to call such special meeting in writing and in proper form to the Secretary of the Corporation at the principal executive offices of the Corporation. Only stockholders of record on the Demand Record Date shall be entitled to demand that the Secretary of the Corporation call a special meeting of the stockholders pursuant to this Section 3 of Article II. To be timely, a stockholder’s demand to call a special meeting must be delivered to, or mailed and received at, the principal executive offices of the Corporation not later than the sixtieth (60th) day following the Demand Record Date. To be in proper form for purposes of this Section 3 of Article II, a demand to call a special meeting shall set forth (i) the business proposed to be conducted at the special meeting or the proposed election of directors at the special meeting, as the case may be, (ii) the text of the proposal or business (including the text of any resolutions proposed for consideration), if applicable, and (iii) with respect to any stockholder or stockholders submitting a demand to call a special meeting (except for any stockholder that has provided such demand in response to a solicitation made pursuant to, and in accordance with, Section 14(a) of the Exchange Act by way of a solicitation statement filed on Schedule 14A (a “Solicited Stockholder”)) the information required to be provided pursuant to this Section 3 of Article II of a Requesting Person. A stockholder may revoke a demand to call a special meeting by written revocation delivered to the Secretary of the Corporation at any time prior to the special meeting. If any such revocation(s) are received by the Secretary after the Secretary’s receipt of written demands from the holders of the Requisite Percentage, and as a result of such revocation(s), there no longer are unrevoked demands from the Requisite Percentage to call a special meeting, the Board of Directors shall have the discretion to determine whether or not to proceed with the special meeting.

(G) The Secretary of the Corporation shall not accept, and shall consider ineffective, a written demand from a stockholder to call a special meeting (i) that does not comply with this Section 3 of Article II, (ii) that relates to an item of business to be transacted at such meeting that is not a proper subject for stockholder action under applicable law, (iii) that includes an item of business to be transacted at such meeting that did not appear on the written request that resulted in the determination of the Demand Record Date, (iv) that relates to an item of business (other than the election of directors) that is identical or substantially similar to an item of business (a “Similar Item”) for which a record date for notice of a stockholder meeting (other than the Demand Record Date) was previously fixed and such demand is delivered between the time beginning on the sixty-first (61st) day after such previous record date and ending on the one-year anniversary of such previous record date, (v) if a Similar Item will be submitted for stockholder approval at any stockholder meeting to be held on or before the ninetieth (90th) day after the Secretary receives such demand, or (vi) if a Similar Item has been presented at the

Appendix C (continued)

most recent annual meeting or at any special meeting held within one year prior to receipt by the Secretary of such demand to call a special meeting.

(H) After receipt of demands in proper form and in accordance with this Section 3 of Article II from a stockholder or stockholders holding the Requisite Percentage, the Board of Directors shall duly call, and determine the place, if any, date and time of, a special meeting of stockholders for the purpose or purposes and to conduct the business specified in the demands received by the Corporation. Notwithstanding anything in these Bylaws to the contrary, the Board of Directors may submit its own proposal or proposals for consideration at such special meeting. The Board of Directors shall provide written notice of such special meeting to the stockholders in accordance with Section 4 of this Article II.

(I) Notwithstanding anything in these Bylaws to the contrary, the Secretary shall not be required to call a special meeting pursuant to this Section 3 of Article II except in accordance with this Section 3 of Article II. If the Board of Directors shall determine that any request to fix a record date for the purpose of determining the stockholders entitled to demand that the Secretary of the Corporation call a special meeting or demand to call and hold a special meeting was not properly made in accordance with this Section 3 of Article II, or shall determine that the stockholder or stockholders requesting that the Board of Directors fix such record date or submitting a demand to call the special meeting have not otherwise complied with this Section 3 of Article II, then the Board of Directors shall not be required to fix such record date or to call and hold the special meeting. Furthermore, if none of the Requesting Persons appear or send a duly authorized agent to present the business to be presented for consideration specified in their special meeting request, the Corporation need not present such business for a vote at the special meeting, notwithstanding that proxies in respect of such matter may have been received by the Corporation. In addition to the requirements of this Section 3 of Article II, each Requesting Person shall comply with all requirements of applicable law, including all requirements of the Exchange Act, with respect to any request to fix a record date for the purpose of determining the stockholders entitled to demand that the Secretary of the Corporation call a special meeting.

Section 4. Notice of Meetings. Written notice of the place, date, and time of each meeting of the stockholders shall be given not less than ten (10) nor more than sixty (60) days before the date on which the meeting is to be held, to each stockholder entitled to vote at such meeting, except as otherwise provided herein or as required from time to time by the Delaware General Corporation Law or the Certificate of Incorporation. The notice of a special meeting shall also state the purpose or purposes for which the meeting is called.

Section 5. Quorum; Adjournment. At any meeting of the stockholders, the holders of a majority of all of the shares of the stock entitled to vote at the meeting, present in person or by proxy, shall constitute a quorum for all purposes, unless or except to the extent that the presence of a larger number may be required by law or the Certificate of Incorporation. If a quorum shall fail to attend any meeting, the chairperson of the meeting or the holders of a majority of the shares of stock entitled to vote who are present, in person or by proxy, may adjourn the meeting to another place, date, or time until a quorum shall be present or represented.

When a meeting is adjourned to another place, date or time, written notice need not be given of the adjourned meeting if the place, date and time thereof are announced at the meeting at which the adjournment is taken or are provided in any other manner permitted by the Delaware General Corporation Law; provided, however, that if the date of any adjourned meeting is more than thirty (30) days after the date for which the meeting was originally noticed, or if a new record date is fixed for the adjourned meeting, written notice of the place, date, and time of the adjourned meeting shall be given in conformity herewith. At any adjourned meeting, any business may be transacted which might have been transacted at the original meeting.

The chairperson of any meeting of stockholders shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of discussion as seem to him or her in order. The chairperson shall have the power to adjourn the meeting to another place, if any, date and time.

Appendix C (continued)

Section 6. Proxies and Voting. At any meeting of the stockholders, every stockholder entitled to vote may vote in person or by proxy, authorized by an instrument in writing or in such manner as may be prescribed by law, including the Delaware General Corporation Law and Rule 14a-19 promulgated under the ~~Securities~~ Exchange Act ~~of 1934, as amended, and the rules and regulations thereunder (as so amended and inclusive of such rules and regulations, the “Exchange Act”)~~, filed in accordance with the procedure established for the meeting. A proxy may be in the form of an electronic transmission which sets forth or is submitted with information from which it can be determined that the transmission was authorized by the stockholder. Any stockholder directly or indirectly soliciting proxies from other stockholders must use a proxy card color other than white, which shall be reserved for the exclusive use of the Board of Directors.

Each stockholder shall have one vote for every share of stock entitled to vote which is registered in his name on the record date for the meeting, except as otherwise provided herein or required by law or the Certificate of Incorporation.

All voting, including on the election of directors but excepting where otherwise provided herein or required by law or the Certificate of Incorporation, may be by a voice vote; provided, however, that upon demand therefor by a stockholder entitled to vote or such stockholder’s proxy, or at the discretion of the chairperson of the meeting, a stock vote shall be taken. Every stock vote shall be taken by ballots, each of which shall state the name of the stockholder or proxy voting and such other information as may be required under the procedure established for the meeting. Every vote taken by ballots shall be counted by an inspector or inspectors appointed by the Board of Directors or the chairperson of the meeting.

Except as otherwise required by law or the Certificate of Incorporation and except as set forth in Article III, all matters shall be determined by a majority of the votes cast. For purposes of these Bylaws, a vote characterized as an abstention shall not count as a vote “cast.”

Section 7. Stock List. A complete list of stockholders entitled to vote at any meeting of stockholders, arranged in alphabetical order for each class of stock and showing the address of each such stockholder and the number of shares registered in such stockholder’s name, shall be open to the examination of any such stockholder, for any purpose germane to the meeting, during ordinary business hours for a period of at least ten (10) days ending on the date before the meeting date, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or if not so specified, at the place where the meeting is to be held.

This list shall presumptively determine the identity of the stockholders entitled to vote at the meeting and the number of shares held by each of them.

Section 8. Notice of Stockholder Business.

(A) At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. Business shall be properly brought before the meeting only if it complies with this Section 8 of Article II and Article NINE, Section C of the Corporation’s Certificate of Incorporation. Article NINE, Section C of the Corporation’s Certificate of Incorporation states that the Bylaws may contain additional provisions regarding nominations of persons for election to the Board of Directors and the proposal of business to be transacted by the Stockholders. To be properly brought before an annual meeting, business must be (i) specified in a notice of meeting given by or at the direction of the Board of Directors, (ii) if not specified in a notice of meeting, otherwise brought before the meeting by the Board of Directors or the Chairman of the Board or (iii) otherwise properly brought before the meeting by a stockholder present in person who (A) (1) was a record owner of shares of the Corporation both at the time of giving the notice provided for in this Section 8 of Article II and at the time of the meeting, (2) is entitled to vote at the meeting, and (3) has complied with this Section 8 of Article II in all applicable respects or (B) properly made such proposal in accordance with Rule

Appendix C (continued)

14a-8 under the Exchange Act. The foregoing clause (iii) shall be the exclusive means for a stockholder to propose business to be brought before an annual meeting of the stockholders. For purposes of this Section 8 and the following Section 9 of Article II, “present in person” shall mean that the stockholder proposing that the business be brought before the annual meeting of the Corporation, or, if the proposing stockholder is not an individual, a qualified representative of such proposing stockholder, appear at such meeting. A “qualified representative” of such proposing stockholder shall be a duly authorized officer, manager or partner of such stockholder or any other person authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholders. Stockholders seeking to nominate persons for election to the Board of Directors must comply with the requirements set forth in Article NINE, Section C of the Corporation’s Certificate of Incorporation and Section 9 and Section 10 of Article II, and this Section 8 of Article II shall not be applicable to nominations except as expressly provided in Sections 9 and 10 of Article II; provided, however, that terms defined in this Section 8 and used in Sections 9 and 10 of Article II shall have the meaning defined in this Section 8 of Article II unless otherwise provided.

(B) Without qualification, for business to be properly brought before an annual meeting by a stockholder, the stockholder must (1) provide timely notice, as set forth in Article NINE, Section C of the Corporation’s Certificate of Incorporation, thereof in writing and in proper form to the Secretary and (2) provide any updates or supplements to such notice at the times and in the forms required by this Section 8 of Article II.

(C) To be in proper form for purposes of this Section 8 of Article II, a stockholder’s notice to the Secretary pursuant to this Section 8 of Article II shall be required to meet the requirements of Article NINE, Section C of the Corporation’s Certificate of Incorporation and shall be required to set forth:

(1) As to each Proposing Person (as defined below), (a) the name and address of such Proposing Person (including, if applicable, the name and address that appear on the Corporation’s books and records) and (b) the class or series and number of shares of the Corporation that are, directly or indirectly, owned of record or beneficially owned (within the meaning of Rule 13d-3 under the Exchange Act) by such Proposing Person, except that such Proposing Person in all events shall be deemed to beneficially own any shares of any class or series of the Corporation as to which such Proposing Person has a right to acquire beneficial ownership at any time in the future (the disclosures to be made pursuant to the foregoing clauses (a) and (b) are referred to as “Stockholder Information”);

(2) As to each Proposing Person, (a) the full notional amount of any securities that, directly or indirectly, underlie any “derivative security” (as such term is defined in Rule 16a-1(c) under the Exchange Act) that constitutes a “call equivalent position” (as such term is defined in Rule 16a-1(b) under the Exchange Act) (“Synthetic Equity Position”) and that is, directly or indirectly, held or maintained by such Proposing Person, with respect to any shares of any class or series of shares of the Corporation; provided that, for the purposes of the definition of “Synthetic Equity Position,” the term “derivative security” shall also include any security or instrument that would not otherwise constitute a “derivative security” as a result of any feature that would make any conversion, exercise or similar right or privilege of such security or instrument becoming determinable only at some future date or upon the happening of a future occurrence, in which case the determination of the amount of securities into which such security or instrument would be convertible or exercisable shall be made assuming that such security or instrument is immediately convertible or exercisable at the time of such determination; and, provided, further, that any Proposing Person satisfying the requirements of Rule 13d1- (b)(1) under the Exchange Act (other than a Proposing Person that so satisfies Rule 13d-1 (b)(1) under the Exchange Act solely by reason of Rule 13d-1(b)(1)(ii)(E)) shall not be deemed to hold or maintain the notional amount of any securities that underlie a Synthetic Equity Position held by such Proposing Person as a hedge with respect to a bona fide derivatives trade or position of such Proposing Person arising in the ordinary course of such Proposing Person’s business as a derivatives dealer, (b) any rights to dividends on the shares of any

Appendix C (continued)

class or series of shares of the Corporation owned beneficially by such Proposing Person that are separated or separable from the underlying shares of the Corporation, (c) any material pending or threatened legal proceeding in which such Proposing Person is a party or material participant involving the Corporation or any of its officers or directors, or any affiliate of the Corporation, (d) any other material relationship between such Proposing Person, on the one hand, and the Corporation, any affiliate of the Corporation, on the other hand, (e) any direct or indirect material interest in any material contract or agreement of such Proposing Person with the Corporation, any affiliate of the Corporation or any principal competitor of the Corporation (including, in any such case, any employment agreement, collective bargaining agreement or consulting agreement) (f) a representation that such Proposing Person intends or is part of a group which intends to deliver a proxy statement or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve or adopt the proposal or otherwise solicit proxies from stockholders in support of such proposal and (g) any other information relating to such Proposing Person that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies or consents by such Proposing Person in support of the business proposed to be brought before the meeting pursuant to Section 14(a) of the Exchange Act (the disclosures to be made pursuant to the foregoing clauses (a) through (g) are referred to as “Disclosable Interests”); provided, however, that Disclosable Interests shall not include any such disclosures with respect to the ordinary course business activities of any broker, dealer, commercial bank, trust company or other nominee who is a Proposing Person solely as a result of being the stockholder directed to prepare and submit the notice required by these Bylaws on behalf of a beneficial owner; and

(3) As to each item of business that the stockholder proposes to bring before the annual meeting, (a) a brief description of the business desired to be brought before the annual meeting, the reasons for conducting such business at the annual meeting and any material interest in such business of each Proposing Person, (b) the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the Bylaws, the language of the proposed amendment), (c) a reasonably detailed description of all agreements, arrangements and understandings (x) between or among any of the Proposing Persons or (y) between or among any Proposing Person and any other record or beneficial holder(s) or person(s) who have a right to acquire beneficial ownership at any time in the future of the shares of any class or series of the Corporation or any other person or entity (including their names) in connection with the proposal of such business by such stockholder and (d) any other information relating to such item of business that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies in support of the business proposed to be brought before the meeting pursuant to Section 14(a) of the Exchange Act; provided, however, that the disclosures required by this paragraph (3) shall not include any disclosures with respect to any broker, dealer, commercial bank, trust company or other nominee who is a Proposing Person solely as a result of being the stockholder directed to prepare and submit the notice required by these Bylaws on behalf of a beneficial owner.

(D) A Proposing Person shall update and supplement its notice to the Corporation of its intent to propose business at an annual or special meeting, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 8 of Article II shall be true and correct as of the record date for stockholders entitled to vote at the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the Secretary at the principal executive office of the Corporation not later than five (5) business days after the record date for stockholders entitled to vote at the meeting (in the case of the update and supplement required to be made as of such record date), and not later than eight (8) business days prior to the date for the meeting, if practicable, or any adjournment or postponement thereof (and, if not practicable, on the first practicable date prior to the date to which the meeting has been adjourned or postponed) (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof). For the avoidance of doubt, the obligation to update and supplement as set forth in this paragraph or any other Section of these Bylaws shall not limit the Corporation’s rights with respect to any deficiencies in any notice provided by a stockholder, extend any applicable deadlines hereunder

Appendix C (continued)

or enable or be deemed to permit a stockholder who has previously submitted notice hereunder to amend or update any proposal or to submit any new proposal, including by changing or adding matters, business or resolutions proposed to be brought before a meeting of the stockholders.

(E) Notwithstanding anything in the Certificate of Incorporation or these Bylaws to the contrary, no business shall be conducted at an annual meeting that is not properly brought before the meeting in accordance with this Section 8 of Article II and Article NINE, Section C of the Corporation’s Certificate of Incorporation. The chairperson of the annual meeting shall, if the facts warrant, determine that the business was not properly brought before the meeting in accordance with this Section 8 of Article II and Article NINE, Section C of the Corporation’s Certificate of Incorporation, and if he or she should so determine, he or she shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

(F) Other than with respect to clause (A)(2) of this Section 8 of Article II, this Section 8 of Article II is expressly intended to apply to any business proposed to be brought before an annual meeting of stockholders other than any proposal made pursuant to Rule 14a-8 under the Exchange Act and included in the Corporation’s proxy statement. In addition to the requirements of this Section 8 of Article II with respect to any business proposed to be brought before an annual meeting, each Proposing Person shall comply with all applicable requirements of the Exchange Act with respect to any such business. This Section 8 of Article II shall not be deemed to affect the rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

(G) For purposes of this Section 8 of Article II, the term “Proposing Person” shall mean (i) the stockholder providing the notice of business proposed to be brought before an annual meeting, (ii) the beneficial owner or beneficial owners, if different, on whose behalf the notice of the business proposed to be brought before the annual meeting is made and (iii) any participant (as defined in paragraphs (a)(ii)-(vi) of Instruction 3 to Item 4 of Schedule 14A) with such stockholder in such solicitation or associate (within the meaning of Rule 12b-2 under the Exchange Act for purposes of these Bylaws) of such stockholder or beneficial owner.

(H) For purposes of these Bylaws, “public announcement” shall mean disclosure in a press release reported by a national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission (the “Commission”) pursuant to Sections 13, 14 or 15(d) of the Exchange Act.

Section 9. Notice of Nomination for Election to the Board of Directors.

(A) Nominations of any person for election to the Board of Directors at an annual meeting or at a special meeting (but only if the election of directors is a matter specified in the notice of meeting given by or at the direction of the person calling such special meeting) may be made at such meeting only as set forth in Article NINE, Section C of the Corporation’s Certificate of Incorporation, as supplemented by this Section 9 of Article II of the Bylaws. Article NINE, Section C of the Corporation’s Certificate of Incorporation states that the Bylaws may contain additional provisions regarding nominations of persons for election to the Board of Directors and the proposal of business to be transacted by the Stockholders. Such Nominations may be made (1) by or at the direction of the Board of Directors, including by any committee or persons authorized to do so by the Board of Directors or these Bylaws, or (2) by a stockholder present in person (a)(i) who was a beneficial owner of shares of the Corporation both at the time of giving the notice provided for in this Section 9 of Article II and at the time of the meeting, (ii) is entitled to vote at the meeting and (iii) has complied with this Section 9 or the following Section 10 of Article II as to such notice and nomination or (b) pursuant to and in accordance with Rule 14a-11, and, in the case of each of clauses (a) and (b) above, pursuant to and in accordance with Rule 14a-19. The foregoing clause (2) shall be the exclusive means for a stockholder to propose any nomination of a person or persons for election to the Board of Directors to be considered by the stockholders at an annual meeting or special meeting. For purposes of this Section 9 of Article II, “present in person” shall mean that the stockholder nominating any person for election to the Board of Directors at the meeting of the Corporation, or a

Appendix C (continued)

qualified representative of such stockholder, appear at such meeting. A “qualified representative” of such proposing stockholder shall be a duly authorized officer, manager or partner of such stockholder or any other person authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholders. The foregoing clause (ii) shall be the exclusive means for a stockholder to make any nomination of a person or persons for election to the Board of Directors at an annual meeting or special meeting.

(B) (1) Without qualification, for a stockholder to make any nomination of a person or persons for election to the Board of Directors at an annual meeting or special meeting in lieu of an annual meeting (whether such nomination is made pursuant to Rule 14a-11 or otherwise), the stockholder must provide timely notice thereof in writing and in proper form as set forth in Article NINE, Section C of the Corporation’s Certificate of Incorporation.

(2) Without qualification, if the election of directors is a matter specified in the notice of meeting given by or at the direction of the person calling a special meeting, then for a stockholder to make any nomination of a person or persons for election to the Board of Directors at a special meeting (other than a nomination pursuant to Rule 14a-11 with respect to a special meeting in lieu of an annual meeting), the stockholder must (i) provide timely notice thereof in writing and in proper form as set forth in Article NINE, Section C of the Corporation’s Certificate of Incorporation, to the Secretary at the principal executive office of the Corporation, (ii) provide the information with respect to such stockholder and its candidate for nomination as required by this Section 9 and the following Section 10 of Article II and (iii) provide any updates or supplements to such notice at the times and in the forms required by this Section 9 of Article II.

(3) In no event shall any adjournment or postponement of an annual meeting or special meeting or the public announcement thereof commence a new time period for the giving of a stockholder’s notice as described in the Certificate of Incorporation.

(C) To be in proper form for purposes of this Section 9, a stockholder’s notice to the Secretary pursuant to this Section 9 shall be required to meet the requirements of Article NINE, Section C of the Corporation’s Certificate of Incorporation and shall be required to set forth:

(1) As to each Nominating Person (as defined below), the Stockholder Information (as defined in Provision(C)(1) of Section 8 of Article II, except that for purposes of this Section 9 of Article II the term “Nominating Person” shall be substituted for the term “Proposing Person” in all places it appears in clause (C)(1) of Section 8 of Article II);

(2) As to each Nominating Person, any Disclosable Interests (as defined in clause (C)(2) of Section 8 of Article II), except that for purposes of this Section 9 of Article II the term “Nominating Person” shall be substituted for the term “Proposing Person” in all places it appears in clause (C) of Section 8 of Article II and the disclosure with respect to the business to be brought before the meeting in Section clause (C)(2) of Section 8 of Article II shall be made with respect to the election of directors at the meeting;

(3) As to each Nominating Person, a representation that such Proposing Person intends or is part of a group which intends (i) to deliver a proxy statement or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to elect any nominee as Director and (ii) solicit proxies from holders of shares representing at least 67% of the voting power entitled to vote on the election of directors in support of director nominees other than nominees of the Board of Directors in accordance with Rule 14a-19; and

Appendix C (continued)

(4) As to each person whom a Nominating Person proposes to nominate for election as a director, (a) all information with respect to such candidate for nomination that would be required to be set forth in a stockholder’s notice pursuant to this Section 9 and the following Section 10 of Article II if such candidate for nomination were a Nominating Person, (b) all information relating to such candidate for nomination that is required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors in a contested election pursuant to Section 14(a) under the Exchange Act (including such candidate’s written consent to being named in the proxy statement and accompanying proxy card relating to the Corporation’s next meeting of stockholders at which directors are to be elected as a nominee and to serving as a director for a full term if elected), (c) a description of any direct or indirect material interest in any material contract or agreement between or among any Nominating Person, on the one hand, and each candidate for nomination or his or her respective associates or any other participants in such solicitation, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 under Regulation S-K if such Nominating Person were the “registrant” for purposes of such rule and the candidate for nomination were a director or executive officer of such registrant, and (d) a completed and signed questionnaire, representation and agreement as provided in clause (A) of Section 10 of Article II.

For purposes of this Section 9 of Article II, the term “Nominating Person” shall mean (i) the stockholder providing the notice of the nomination proposed to be made at the meeting, (ii) the beneficial owner or beneficial owners, if different, on whose behalf the notice of the nomination proposed to be made at the meeting is made and (iii) any associate of such stockholder or beneficial owner or any other participant in such solicitation.

(D) A stockholder providing notice of any nomination (other than pursuant to Rule 14a-11) proposed to be made at a meeting shall further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 9 of Article II shall be true and correct as of the record date for stockholders entitled to vote at the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the Secretary at the principal executive office of the Corporation not later than five (5) business days after the record date for the meeting (in the case of the update and supplement required to be made as of such record date), and not later than eight (8) business days prior to the date for the meeting or, if practicable, any adjournment or postponement thereof (and, if not practicable, on the first practicable date prior to the date to which the meeting has been adjourned or postponed) (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof). For the avoidance of doubt, the obligation to update and supplement as set forth in this paragraph or any other Section of these Bylaws shall not limit the Corporation’s rights with respect to any deficiencies in any notice provided by a stockholder, extend any applicable deadlines hereunder or enable or be deemed to permit a stockholder who has previously submitted notice hereunder to amend or update any nomination or to submit any new nomination.

(E) In addition to the requirements of this Section 9 of Article II with respect to any nomination proposed to be made at a meeting, each Nominating Person shall comply with all applicable requirements of the Exchange Act with respect to any such nominations. Notwithstanding the foregoing provisions of this Section 9 of Article II, unless otherwise required by law, (i) no Nominating Person shall solicit proxies in support of director nominees other than the Corporation’s nominees unless such Nominating Person has complied with Rule 14a-19 promulgated under the Exchange Act in connection with the solicitation of such proxies, including the provision to the Corporation of notices required thereunder in a timely manner and (ii) if any Nominating Person (1) provides notice pursuant to Rule 14a-19 (b) promulgated under the Exchange Act and (2) subsequently fails to comply with the requirements of Rule 14a-19 (a)(2) and Rule 14a-19 (a)(3) promulgated under the Exchange Act, including the provision to the Corporation of notices required thereunder in a timely manner, or fails to timely provide reasonable evidence sufficient to satisfy the Corporation that such Nominating Person has met

Appendix C (continued)

the requirements of Rule 14a-19 (a)(3) promulgated under the Exchange Act in accordance with the following sentence, then the Corporation shall disregard any proxies or votes solicited for the Nominating Person’s candidates. If any Nominating Person provides notice pursuant to Rule 14a-19 (b) promulgated under the Exchange Act, such Nominating Person shall deliver to the Corporation, no later than seven (7) business days prior to the applicable meeting, reasonable evidence that it has met the requirements of Rule 14a-19 (a)(3) promulgated under the Exchange Act.

(F) A Nominating Person may only nominate such number of persons for election to the Board of Directors at an annual meeting or at a special ~~meetings~~meeting as are subject to election by stockholders at the applicable annual meeting or special meeting.

Section 10. Additional Requirements for Valid Nomination of Candidates to Serve as Director and, if Elected, to be Seated as Directors.

(A) To be eligible to be a nominee for election as a director of the Corporation at an annual or special meeting, a candidate must be nominated in the manner prescribed in Article NINE, Section C of the Corporation’s Certificate of Incorporation and Section 9 of Article II. In addition, the Board of Directors may require the candidate for nomination, whether nominated by the Board of Directors or by a stockholder of record, ~~must~~to have previously delivered (in accordance with the time period prescribed for delivery in a notice to such candidate given by or on behalf of the Board of Directors) to the Secretary at the principal executive office of the Corporation (i) a completed written questionnaire (in a form provided by the Corporation) with respect to the background, qualifications, stock ownership and independence of such proposed nominee and (ii) a written representation and agreement (in a form provided by the Corporation) that such candidate for nomination (a) is not and, if elected as a director during his or her term of office, will not become a party to (I) any agreement, arrangement or understanding with, and has not given and will not give any commitment or assurance to, any person or entity as to how such proposed nominee, if elected as a director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”) or (II) any Voting Commitment that could limit or interfere with such proposed nominee’s ability to comply, if elected as a director of the Corporation, with such proposed nominee’s fiduciary duties under applicable law, (b) is not, and will not become a party to, any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director, (c) if elected as a director of the Corporation, will comply with all applicable corporate governance, conflict of interest, confidentiality, stock ownership and trading and other policies and guidelines of the Corporation applicable to directors and in effect during such person’s term in office as a director (and, if requested by any candidate for nomination, the Secretary shall provide to such candidate for nomination all such policies and guidelines then in effect) and (d) if elected as a director of the Corporation, all communications with the Corporation will be true and correct in all material respects.

(B) The Board of Directors may also require any proposed candidate for nomination as a Director to furnish such other information as may reasonably be requested by the Board of Directors in writing prior to the meeting of stockholders at which such candidate’s nomination is to be acted upon. Without limiting the generality of the foregoing, the Board of Directors may request such other information in order for the Board of Directors to determine the eligibility of such candidate for nomination to be an independent director of the Corporation or to comply with the Director qualification standards and additional selection criteria in accordance with the Corporation’s Corporate Governance Guidelines. Such other information shall be delivered to, or mailed and received by, the Secretary at the principal executive offices of the Corporation (or any other office specified by the Corporation in any public announcement) not later than five (5) business days after the request by the Board of Directors has been delivered to, or mailed and received by, the Nominating Person.

(C) Any candidate nominated by the Board of Directors shall further update and supplement any information provided to the Corporation, if necessary, so that the information provided or required to be provided pursuant to

Appendix C (continued)

this Section 10 of Article II shall be true and correct as of the record date for stockholders entitled to vote at the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the Secretary at the principal executive office of the Corporation not later than five (5) business days after the record date for stockholders entitled to vote at the meeting (in the case of the update and supplement required to be made as of the record date), and not later than eight (8) business days prior to the date for the meeting or, if practicable, any adjournment or postponement thereof (and, if not practicable, on the first practicable date prior to the date to which the meeting has been adjourned or postponed) (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof). For the avoidance of doubt, the obligation to update and supplement as set forth in this paragraph or any other Section of these Bylaws shall not limit the Corporation’s rights with respect to any deficiencies in any notice provided by a stockholder, extend any applicable deadlines hereunder or enable or be deemed to permit a stockholder who has previously submitted notice hereunder to amend or update any nomination or to submit any new proposal, including by changing or adding nominees, matters, business or resolutions proposed to be brought before a meeting of the stockholders.

(D) No person shall be eligible for nomination as a director of the Corporation unless such candidate for nomination and the Nominating Person seeking to place such candidate’s name in nomination has complied with Article NINE, Section C of the Corporation’s Certificate of Incorporation and Section 9 and this Section 10 of Article II. The chairman of the meeting shall, if the facts warrant, determine that a nomination was not properly made in accordance with Article NINE, Section C of the Corporation’s Certificate of Incorporation and Section 9 and this Section 10 of Article II, and if he or she should so determine, he or she shall so declare such determination to the meeting, the defective nomination shall be disregarded and any ballots cast for the nominee in question (but in the case of any form of ballot listing other qualified nominees, only the ballots cast for the nominee in question) shall be void and of no force or effect.

(E) Notwithstanding anything in these Bylaws to the contrary, except as provided in Section 3 of Article III, no person shall be eligible to be seated as a director of the Corporation unless nominated and elected in accordance with this Section 10 of Article II.

Section 11. Proxy Access.

(A) Subject to the provisions of this Section 11 of Article II, if any Eligible Stockholder (as defined below) or group of up to 20 Eligible Stockholders submits to the Corporation a Proxy Access Notice (as defined below) that complies with this Section 11 of Article II and such Eligible Stockholder or group of Eligible Stockholders otherwise satisfies all the terms and conditions of this Section 11 of Article II (such Eligible Stockholder or group of Eligible Stockholders, a “Nominating Stockholder”), the Corporation shall include in its proxy statement or on its form of proxy and ballot, as applicable (collectively, “proxy materials”), for any annual meeting of stockholders, in addition to any persons nominated for election by the Board of Directors or any committee thereof:

(1) the name of any person or persons nominated by such Nominating Stockholder for election to the Board of Directors at such annual meeting of stockholders who meets the requirements of this Section 11 of Article II (a “Nominee”);

(2) disclosure about the Nominee and the Nominating Stockholder required under the rules of the Commission or other applicable law to be included in the proxy materials;

(3) subject to the other applicable provisions of this Section 11 of Article II, a written statement, not to exceed 500 words, that is not contrary to any of the Commission’s proxy rules, including Rule 14a-9 under the Exchange Act (a “Supporting Statement”), included by the Nominating Stockholder in the Proxy Access Notice intended for inclusion in the proxy materials in support of the Nominee’s election to the Board of Directors; and

Appendix C (continued)

(4) any other information that the Corporation or the Board of Directors determines, in its discretion, to include in the proxy materials relating to the nomination of the Nominee, including, without limitation, any statement in opposition to the nomination and any of the information provided pursuant to this Section 11 of Article II.

(B) Maximum Number of Nominees.

(1) The Corporation shall not be required to include in the proxy materials for an annual meeting of stockholders more Nominees than the greater of two or that number of directors constituting 20% of the total number of directors of the Corporation on the last day on which a Proxy Access Notice may be submitted pursuant to this Section 11 of Article II (rounded down to the nearest whole number) (the “Maximum Number”). In no event shall the Maximum Number of Nominees exceed one half of the class of directors whose term expires at such annual meeting of stockholders. The Maximum Number for a particular annual meeting shall be reduced by: (A) the number of Nominees who are subsequently withdrawn or that the Board of Directors itself decides to nominate for election at such annual meeting of stockholders (including, without limitation, any person who is or will be nominated by the Board of Directors pursuant to any agreement or understanding with one or more stockholders to avoid such person being formally proposed as a Nominee), and (B) the number of incumbent directors who had been Nominees with respect to any of the preceding two annual meetings of stockholders and whose reelection at the upcoming annual meeting of stockholders is being recommended by the Board of Directors (including, without limitation, any person who was nominated by the Board of Directors pursuant to any agreement or understanding with one or more stockholders to avoid such person being formally proposed as a Nominee). In the event that one or more vacancies for any reason occurs on the Board of Directors after the deadline set forth in Section 11(D) of Article II but before the date of the annual meeting of stockholders, and the Board of Directors resolves to reduce the size of the Board of Directors in connection therewith, the Maximum Number shall be calculated based on the number of directors as so reduced.

(2) Any Nominating Stockholder submitting more than one Nominee for inclusion in the Corporation’s proxy materials shall rank such Nominees based on the order that the Nominating Stockholder desires such Nominees to be selected for inclusion in the Corporation’s proxy materials in the event that the total number of Nominees submitted by Nominating Stockholders exceeds the Maximum Number. In the event that the number of Nominees submitted by Nominating Stockholders exceeds the Maximum Number, the highest ranking Nominee from each Nominating Stockholder will be included in the Corporation’s proxy materials until the Maximum Number is reached, going in order from largest to smallest of the number of shares of common stock of the Corporation owned by each Nominating Stockholder as disclosed in each Nominating Stockholder’s Proxy Access Notice. If the Maximum Number is not reached after the highest ranking Nominee of each Nominating Stockholder has been selected, this process will be repeated as many times as necessary until the Maximum Number is reached. If, after the deadline for submitting a Proxy Access Notice as set forth in Section 11(D) of Article II, a Nominating Stockholder ceases to satisfy the requirements of this Section 11 of Article II or withdraws its nomination or a Nominee ceases to satisfy the requirements of this Section 11 of Article II or becomes unwilling or unable to serve on the Board of Directors, whether before or after the mailing of definitive proxy materials, then the nomination shall be disregarded, and the Corporation: (A) shall not be required to include in its proxy materials the disregarded Nominee and (B) may otherwise communicate to its stockholders, including without limitation by amending or supplementing its proxy materials, that the Nominee will not be included as a Nominee in the proxy materials and the election of such Nominee will not be voted on at the annual meeting of stockholders.

(C) Eligibility of Nominating Stockholder.

(1) An “Eligible Stockholder” is a person who has either (A) been a record holder of the shares of common stock used to satisfy the eligibility requirements in this Section 11(C) of Article II continuously for the three-year period specified in Subsection (ii) below or (B) provides to the Secretary of the Corporation, within

Appendix C (continued)

the time period referred to in Section 11(D) of Article II, evidence of continuous ownership of such shares for such three-year period from one or more securities intermediaries in a form that satisfies the requirements as established by the Commission for a stockholder proposal under Rule 14a-8 under the Exchange Act (or any successor rule).

(2) An Eligible Stockholder or group of up to 20 Eligible Stockholders may submit a nomination in accordance with this Section 11 of Article II only if the person or each member of the group, as applicable, has continuously owned at least the Minimum Number (as defined below) of shares of the Corporation’s outstanding common stock throughout the three-year period preceding and including the date of submission of the Proxy Access Notice, and continues to own at least the Minimum Number through the date of the annual meeting of stockholders. Two or more funds that are (A) under common management and investment control, (B) under common management and funded primarily by a single employer or (C) a “group of investment companies,” as such term is defined in Section 12(d)(1)(G)(ii) of the Investment Company Act of 1940, as amended, (two or more funds referred to under any of clause (A), (B) or (C), collectively a “Qualifying Fund”) shall be treated as one Eligible Stockholder. For the avoidance of doubt, in the event of a nomination by a group of Eligible Stockholders, any and all requirements and obligations for an individual Eligible Stockholder that are set forth in this Section 11 of Article II, including the minimum holding period, shall apply to each member of such group; provided, however, that the Minimum Number shall apply to the ownership of the group in the aggregate. Should any stockholder withdraw from a group of Eligible Stockholders at any time prior to the annual meeting of stockholders, the group of Eligible Stockholders shall only be deemed to own the shares held by the remaining members of the group.

(3) The “Minimum Number” of shares of the Corporation’s common stock means three percent (3%) of the number of outstanding shares of common stock as of the most recent date for which such amount is given in any filing by the Corporation with the Commission prior to the submission of the Proxy Access Notice.

(4) For purposes of this Section 11 of Article II, an Eligible Stockholder “owns” only those outstanding shares of the common stock of the Corporation as to which the Eligible Stockholder possesses both:

(i) the full voting and investment rights pertaining to the shares; and

(ii) the full economic interest in (including the opportunity for profit and risk of loss on) such shares;

provided, that the number of shares calculated in accordance with clauses (i) and (ii) shall not include any shares: (1) sold by such Eligible Stockholder or any of its affiliates in any transaction that has not been settled or closed, (2) borrowed by such Eligible Stockholder or any of its affiliates for any purpose or purchased by such Eligible Stockholder or any of its affiliates pursuant to an agreement to resell, or (3) subject to any option, warrant, forward contract, swap, contract of sale, other derivative or similar agreement entered into by such Eligible Stockholder or any of its affiliates, whether any such instrument or agreement is to be settled with shares, cash or other property based on the notional amount or value of outstanding shares of the Corporation, in any such case which instrument or agreement has, or is intended to have, the purpose or effect of: (w) reducing in any manner, to any extent or at any time in the future, such Eligible Stockholder’s or any of its affiliates’ full right to vote or direct the voting of any such shares, and/or (x) hedging, offsetting, or altering to any degree, gain or loss arising from the full economic ownership of such shares by such Eligible Stockholder or any of its affiliates. An Eligible Stockholder “owns” shares held in the name of a nominee or other intermediary so long as the Eligible Stockholder retains the right to instruct how the shares are voted with respect to the election of directors and possesses the full economic interest in the shares. An Eligible Stockholder’s ownership of shares shall be deemed to continue during any period in which the Eligible Stockholder has delegated any voting power by means of a proxy, power of attorney, or other similar instrument or arrangement that is revocable at any time by the Eligible Stockholder. An Eligible Stockholder’s ownership of shares shall be deemed to continue during any period in which the Eligible Stockholder has loaned such shares; provided that the Eligible Stockholder has

Appendix C (continued)

the power to recall such loaned shares on no more than three business days’ notice and includes in the Proxy Access Notice an agreement that it will (y) promptly recall such loaned shares upon being notified that any of its Nominees will be included in the Corporation’s proxy materials pursuant to this Section 11 of Article II and (z) continue to hold such recalled shares (including the right to vote such shares) through the date of the annual meeting of stockholders. The terms “owned,” “owning” and other variations of the word “own” shall have correlative meanings. Each Nominating Stockholder shall furnish any other information that may reasonably be required by the Board of Directors to verify such stockholder’s continuous ownership of at least the Minimum Number during the three-year period referred to above.

(5) No person may be in more than one group constituting a Nominating Stockholder, and if any person appears as a member of more than one group, it shall be deemed to be a member of the group that owns the greatest aggregate number of shares of the Corporation’s common stock as reflected in the Proxy Access Notice, and no shares may be attributed as owned by more than one person constituting a Nominating Stockholder under this Section 11 of Article II.

(D) To nominate a Nominee, the Nominating Stockholder must, no earlier than 150 calendar days and no later than 120 calendar days before the date of the Corporation’s proxy materials released to stockholders in connection with the previous year’s annual meeting of stockholders, submit to the Secretary of the Corporation at the principal executive offices of the Corporation all of the following information and documents (collectively, the “Proxy Access Notice”):

(1) A Schedule 14N (or any successor form) relating to the Nominee, completed and filed with the Commission by the Nominating Stockholder as applicable, in accordance with the Commission’s rules;

(i) A written notice of the nomination of such Nominee that includes the following additional information, agreements, representations and warranties by the Nominating Stockholder (including each group member):

(ii) the information, representations and agreements required with respect to the nomination of directors pursuant to Section 9 of Article II of these Bylaws and Article NINE, Section C of the Corporation’s Certificate of Incorporation;

(iii) the details of any relationship that existed within the past three years and that would have been described pursuant to Item 6(e) of Schedule 14N (or any successor item) if it existed on the date of submission of the Schedule 14N;

(iv) a representation and warranty that the Nominating Stockholder did not acquire, and is not holding, securities of the Corporation for the purpose or with the effect of influencing or changing control of the Corporation;

(v) a representation and warranty that the Nominee’s candidacy or, if elected, Board of Directors membership, would not violate the Certificate of Incorporation, these Bylaws, or any applicable state or federal law or the rules of any stock exchange on which the Corporation’s common stock is traded;

(vi) a representation and warranty that the Nominee:

(a) does not have any direct or indirect material relationship with the Corporation and otherwise would qualify as an “independent director” under the rules of the primary stock exchange on which the Corporation’s common stock is traded and any applicable rules of the Commission;

(b) would meet the audit committee independence requirements under the rules of the Commission and of the principal stock exchange on which the Corporation’s common stock is traded;

Appendix C (continued)

(c) would qualify as a “non-employee director” for the purposes of Rule 16b-3 under the Exchange Act (or any successor rule);

(d) is not and has not been, within the past three years, an officer, director, affiliate or representative of a competitor, as defined under Section 8 of the Clayton Antitrust Act of 1914, as amended, and if the Nominee has held any such position during this period, details thereof; and

(e) is not and has not been subject to any event specified in Rule 506(d)(1) of Regulation D (or any successor rule) under the Securities Act of 1933, as amended, or Item 401(f) of Regulation S-K (or any successor rule) under the Exchange Act, without reference to whether the event is material to an evaluation of the ability or integrity of the Nominee;

(vii) a representation and warranty that the Nominating Stockholder satisfies the eligibility requirements set forth in Section 11(C) of Article II, has provided evidence of ownership to the extent required by Section 11(C)(1) of Article II, and such evidence of ownership is true, complete and correct in all respects;

(viii) a representation and warranty that the Nominating Stockholder intends to continue to satisfy the eligibility requirements described in Section 11(C) of Article II through the date of the annual meeting of stockholders;

(ix) a statement as to whether or not the Nominating Stockholder intends to continue to hold the Minimum Number of shares for at least one year following the annual meeting of stockholders, which statement may also include a description as to why such Nominating Stockholder is unable to make the foregoing statement;

(x) a representation and warranty that the Nominating Stockholder will not engage in or support, directly or indirectly, a “solicitation” within the meaning of Rule 14a-1 (l) (without reference to the exception in Section 14a-1(l)(2)(iv)) (or any successor rules) with respect to the annual meeting of stockholders, other than a solicitation in support of the Nominee or any nominee of the Board of Directors;

(xi) a representation and warranty that the Nominating Stockholder will not use any proxy card other than the Corporation’s proxy card in soliciting stockholders in connection with the election of a Nominee at the annual meeting of stockholders;

(xii) if desired by the Nominating Stockholder, a Supporting Statement;

(xiii) in the case of a nomination by a group, the designation by all group members of one group member that is authorized to act on behalf of all group members with respect to matters relating to the nomination, including withdrawal of the nomination;

(xiv) in the case of any Eligible Stockholder that is a Qualifying Fund consisting of two or more funds, documentation demonstrating that the funds are eligible to be treated as a Qualifying Fund and that each such fund comprising the Qualifying Fund otherwise meets the requirements set forth in this Section 11 of Article II; and

(xv) a representation and warranty that the Nominating Stockholder has not nominated and will not nominate for election any individual as director at the annual meeting of stockholders other than its Nominee(s).

Appendix C (continued)

(2) An executed agreement pursuant to which the Nominating Stockholder (including each group member) agrees:

(i) to comply with all applicable laws, rules and regulations in connection with the nomination, solicitation and election;

(ii) to file with the Commission any solicitation or other communication with the Corporation’s stockholders relating to any Nominee or one or more of the Corporation’s directors or director nominees, regardless of whether any such filing is required under any law, rule or regulation or whether any exemption from filing is available for such materials under any law, rule or regulation;

(iii) to assume all liability stemming from an action, suit or proceeding concerning any actual or alleged legal or regulatory violation arising out of any communication by the Nominating Stockholder with the Corporation, its stockholders or any other person in connection with the nomination or election of directors, including, without limitation, the Proxy Access Notice;

(iv) to indemnify and hold harmless (jointly and severally with all other group members, in the case of a group member) the Corporation and each of its directors, officers and employees individually against any liability, loss, damages, expenses, demands, claims or other costs (including reasonable attorneys’ fees and disbursements of counsel) incurred in connection with any threatened or pending action, suit or proceeding, whether legal, administrative or investigative, against the Corporation or any of its directors, officers or employees arising out of any nomination submitted by the Nominating Stockholder (including, without limitation, relating to any breach or alleged breach of its obligations, agreements, representations or warranties) pursuant to this Section 11 of Article II;

(v) in the event that (i) any information included in the Proxy Access Notice, or any other communication by the Nominating Stockholder (including with respect to any group member) with the Corporation, its stockholders or any other person in connection with the nomination or election of directors ceases to be true and accurate in all material respects (or omits a material fact necessary to make the statements made not misleading), or (ii) the Nominating Stockholder (including any group member) fails to continue to satisfy the eligibility requirements described in Section 11(C) of Article II, the Nominating Stockholder shall promptly (and in any event within 48 hours of discovering such misstatement, omission or failure) (x) in the case of clause (i) above, notify the Corporation and any other recipient of such communication of the misstatement or omission in such previously provided information and of the information that is required to correct the misstatement or omission, and (y) in the case of clause (ii) above, notify the Corporation why, and in what regard, the Nominating Stockholder fails to comply with the eligibility requirements described in Section 11(C) of Article II (it being understood that providing any such notification referenced in clauses (x) and (y) above shall not be deemed to cure any defect or limit the Corporation’s rights to omit a Nominee from its proxy materials as provided in this Section 11); and

(3) An executed agreement by the Nominee:

(i) to provide to the Corporation a completed copy of the Corporation’s director questionnaire and such other information as the Corporation may reasonably request;

(ii) that the Nominee (i) consents to be named in the proxy materials as a nominee and, if elected, to serve on the Board of Directors and (ii) has read and agrees to adhere to the Corporation’s Corporate Governance Guidelines and any other Corporation policies and guidelines applicable to directors generally; and

(iii) that the Nominee is not and will not become a party to (1) any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director of the Corporation that has not been disclosed to the Corporation in writing, (2) any agreement, arrangement or understanding with any person or entity as to how the Nominee would vote or act on any issue or question as a

Appendix C (continued)

director (a “Voting Commitment”) that has not been disclosed to the Corporation in writing, or (3) any Voting Commitment that could limit or interfere with the Nominee’s ability to comply, if elected as a director of the Corporation, with its fiduciary duties under applicable law or with the Corporation’s Corporate Governance Guidelines and any other Corporation policies and guidelines applicable to directors generally.

(iv) The information and documents required by this Section 11(D) of Article II shall be: (x) provided with respect to and executed by each group member, in the case of information applicable to group members; and (y) provided with respect to the persons specified in Instruction 1 to Items 6(c) and (d) of Schedule 14N (or any successor item) if and to the extent applicable to a Nominating Stockholder or group member. The Proxy Access Notice shall be deemed submitted on the date on which all the information and documents referred to in this Section 11(D) of Article II (other than such information and documents contemplated to be provided after the date the Proxy Access Notice is provided) have been delivered to or, if sent by mail, received by the Secretary of the Corporation. For the avoidance of doubt, in no event shall any adjournment or postponement of an annual meeting of stockholders or the public announcement thereof commence a new time period for the giving of a Proxy Access Notice pursuant to this Section 11 of Article II.

(E) Exceptions and Clarifications.

(1) Notwithstanding anything to the contrary contained in this Section 11 of Article II, (x) the Corporation may omit from its proxy materials any Nominee and any information concerning such Nominee (including a Nominating Stockholder’s Supporting Statement), (y) any nomination shall be disregarded, and (z) no vote on such Nominee will occur (notwithstanding that proxies in respect of such vote may have been received by the Corporation), and the Nominating Stockholder may not, after the last day on which a Proxy Access Notice would be timely, cure in any way any defect preventing the nomination of the Nominee, if:

(i) the Corporation receives a notice pursuant to Section 9 of Article II of these Bylaws and Article NINE, Section C of the Corporation’s Certificate of Incorporation that a stockholder intends to nominate a candidate for director at the annual meeting of stockholders;

(ii) the Nominating Stockholder or the designated lead group member, as applicable, or any qualified representative thereof, does not appear at the annual meeting of stockholders to present the nomination submitted pursuant to this Section 11 of Article II or the Nominating Stockholder withdraws its nomination prior to the annual meeting of stockholders;

(iii) the Board of Directors determines that such Nominee’s nomination or election to the Board of Directors would result in the Corporation violating or failing to be in compliance with the Certificate of Incorporation, these Bylaws or any applicable law, rule or regulation to which the Corporation is subject, including any rules or regulations of any stock exchange on which the Corporation’s common stock is traded;

(iv) the Nominee was nominated for election to the Board of Directors pursuant to this Section 11 of Article II at one of the Corporation’s two preceding annual meetings of stockholders and (i) its nomination was withdrawn or (ii) such Nominee became ineligible to serve as a Nominee or as a Director; or

(v) (i) the Nominating Stockholder fails to continue to satisfy the eligibility requirements described in Section 11(C) of Article II, (ii) any of the representations and warranties made in the Proxy Access Notice cease to be true, complete and correct in all material respects (or omits to state a material fact necessary to make the statements made therein not misleading), (iii) the Nominee becomes unwilling or unable to serve on the Board of Directors or (iv) the Nominating Stockholder or the Nominee materially violates or breaches any of its agreements, representations or warranties in this Section 11 of Article II;

(2) Notwithstanding anything to the contrary contained in this Section 11 of Article II, the Corporation may omit from its proxy materials, or may supplement or correct, any information, including all or any portion of

Appendix C (continued)

the Supporting Statement included in the Proxy Access Notice, if: (A) such information is not true and correct in all material respects or omits a material statement necessary to make the statements therein not misleading; (B) such information directly or indirectly impugns the character, integrity or personal reputation of, or, without factual foundation, directly or indirectly makes charges concerning improper, illegal or immoral conduct or associations with respect to, any person; or (C) the inclusion of such information in the proxy materials would otherwise violate the Commission’s proxy rules or any other applicable law, rule or regulation. Once submitted with a Proxy Access Notice, a Supporting Statement may not be amended, supplemented or modified by the Nominee or Nominating Stockholder.

(i) For the avoidance of doubt, the Corporation may solicit against, and include in the proxy materials its own statement relating to, any Nominee.

(ii) This Section 11 of Article II provides the exclusive method for a stockholder to include nominees for election to the Board of Directors in the Corporation’s proxy materials (including, without limitation, any proxy card or written ballot).

(iii) The interpretation of, and compliance with, any provision of this Section 11 of Article II, including the representations, warranties and covenants contained herein, shall be determined by the Board of Directors or, in the discretion of the Board of Directors, one or more of its designees, in each case acting in good faith.

~~(F) This Section 11 of Article II shall first become effective for the 2024 Annual Meeting of stockholders.~~

ARTICLE III

BOARD OF DIRECTORS

Section 1. Duties and Powers. The business of the Corporation shall be managed by or under the direction of the Board of Directors which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by law or by the Certificate of Incorporation or by these Bylaws directed or required to be exercised or done by the stockholders.

Section 2. Number and Term of Office. The Board of Directors shall consist of not less than four (4) and not more than twelve (12) members. Subject to the foregoing sentence, the number of directors shall be fixed and may be changed from time to time by resolution duly adopted by a majority of the directors then in office, except as otherwise provided by law, the Certificate of Incorporation or these Bylaws.

Except as provided in Section 3 of this Article III, each director shall be elected by the vote of the majority of the votes cast with respect to the director at any meeting for the election of directors at which a quorum is present, provided that if as of the close of the applicable notice period set forth in Article NINE of the Certificate of Incorporation, the number of nominees exceeds the number of directors to be elected, the directors shall be elected by the vote of a plurality of the shares represented in person or by proxy at any such meeting and entitled to vote on the election of directors. For purposes of this Section 2, a majority of the votes cast means that the number of shares voted “for” a director must exceed the number of votes cast against that director. The Nominating and Governance Committee of the Board of Directors has established procedures under which any incumbent director who is not elected shall offer to tender his or her resignation to the Board of Directors. The Nominating and Governance Committee will make a recommendation to the Board of Directors on whether to accept or reject the resignation, or whether other action should be taken. The Board of Directors will act on the Nominating and Governance Committee’s recommendation and publicly disclose its decision and the rationale behind it within 90 days from the date of the certification of the election results. If such incumbent director’s resignation is not accepted by the Board of Directors, such director shall continue to serve until the next meeting of stockholders at which he or she would otherwise face re-election (or such earlier date

Appendix C (continued)

as determined by the Board of Directors) and until his or her successor is duly elected, or his or her earlier resignation or removal. If a director’s resignation is accepted by the Board of Directors pursuant to this Section 2, or if a nominee for director is not elected and the nominee is not an incumbent director, then the Board of Directors in its sole discretion may fill any resulting vacancy pursuant to the provisions of Section 3 of this Article III or may decrease the size of the Board of Directors pursuant to the provisions of Section 2 of this Article III. Any director may resign at any time upon written notice to the Corporation. Directors need not be stockholders.

Each director serving as a director immediately following the 2024 Annual Meeting of Stockholders, unless he or she may be elected by the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation, shall hold office until the expiration of the term for which he or she has been elected, and until his or her successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification, or removal from office. At the 2024 Annual Meeting of Stockholders, the successors to the class of directors whose terms expire at that meeting shall be elected for a three-year term expiring at the 2027 Annual Meeting of Stockholders. At the 2025 Annual Meeting of Stockholders, the successors to the class of directors whose terms expire at that meeting shall be elected for a two-year term expiring at the 2027 Annual Meeting of Stockholders. At the 2026 Annual Meeting of Stockholders, the successors to the class of directors whose terms expire at that meeting shall be elected for a one-year term expiring at the 2027 Annual Meeting of Stockholders. At the 2027 Annual Meeting of Stockholders, and at each meeting of stockholders thereafter, each director shall be elected for a one-year term expiring at the next Annual Meeting of Stockholders. Each director shall hold office until the expiration of the term for which he or she is elected, and until his or her successor shall have been elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification, or removal from office. This paragraph of Article III, Section 2 is also contained in Article TEN, Section (A) of the Corporation’s Certificate of Incorporation, and accordingly, may be altered, amended or repealed only to the extent and at the time the comparable Certificate Article is altered, amended or repealed.

Section 3. Vacancies. Except as otherwise fixed pursuant to the provisions of Article FOUR of the Corporation’s Certificate of Incorporation relating to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect directors:

(A) In case of any increase in the number of directors, the additional director or directors, and in case of any vacancy in the Board of Directors due to death, resignation, removal, disqualification or any other reason, the successors to fill the vacancies, shall be elected by a majority of the directors then in office, even though less than a quorum, or by a sole remaining director.

(B) Directors appointed in the manner provided in paragraph (~~a~~A) to newly created directorships resulting from any increase in the authorized number of directors or any vacancies on the Board of Directors resulting from death, resignation, removal, disqualification or any other cause shall hold office for a term expiring at the next Annual Meeting of stockholders at which ~~the~~ their term expires and until their successors are duly elected and qualified, or until their earlier resignation or removal.

(C) No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

The foregoing provisions of this Article III, Section 3 are also contained in Article TEN, Section (B) of the Corporation’s Certificate of Incorporation, and accordingly, may be altered, amended or repealed only to the extent and at the time the comparable Certificate Article is altered, amended or repealed.

Section 4. Meetings. The Board of Directors of the Corporation may hold meetings, both regular and special, either within or without the State of Delaware. The first meeting of each newly-elected Board of Directors shall

Appendix C (continued)

be held immediately following the Annual Meeting of Stockholders and no notice of such meeting shall be necessary to be given the newly-elected directors in order legally to constitute the meeting, provided a quorum shall be present. Regular meetings of the Board of Directors may be held without notice at such time and at such place as may from time to time be determined by the Board of Directors. Special meetings of the Board of Directors may be called by the Chairman of the Board, the President or a majority of the directors then in office. Notice thereof stating the place, date and hour of the meeting shall be given to each director either by mail not less than forty-eight (48) hours before the date of the meeting, by telephone, electronic mail, telegram or facsimile transmission on twenty-four (24) hours’ notice, or on such shorter notice as the person or persons calling such meeting may deem necessary or appropriate in the circumstances. Meetings may be held at any time without notice if all the directors are present or if all those not present waive such notice in accordance with Section 2 of Article VI of these Bylaws.

Section 5. Quorum. Except as may be otherwise specifically provided by law, the Certificate of Incorporation or these Bylaws (including Section 11 of this Article III), at all meetings of the Board of Directors, a majority of the directors then in office shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

Section 6. Actions of Board Without a Meeting. Unless otherwise provided by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if all members of the Board of Directors or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or committee.

Section 7. Meetings by Means of Conference Telephone. Unless otherwise provided by the Certificate of Incorporation or these Bylaws, members of the Board of Directors of the Corporation, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors or such committee by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section 7 shall constitute presence in person at such meeting.

Section 8. Committees. The Board of Directors may, by resolution passed by a majority of the whole Board of Directors, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of any such committee. In the absence or disqualification of a member of a committee, and in the absence of a designation by the Board of Directors of an alternate member to replace the absent or disqualified member, the member or members thereof present at any meeting and not disqualified from voting, whether or not such members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any committee, to the extent allowed by law and provided in the Bylaw or resolution establishing such committee, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it. Each committee shall keep regular minutes and report to the Board of Directors when required.

Section 9. Compensation. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, the Board of Directors shall have the authority to fix the compensation of directors. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as director. No such payment shall

Appendix C (continued)

preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

Section 10. Removal. Any director or directors may be removed from office only as provided in the Corporation’s Certificate of Incorporation.

~~Section 11. Initial Period. (a) As used in these Bylaws, (i) the “Third Annual Meeting” means the third Annual Meeting of stockholders held after the date on which the common stock of the Corporation becomes registered pursuant to Section 12 of the Exchange Act, (ii) the “Initial Period” means the period beginning on the date of the adoption of this Section 11 and ending on the date of the Third Annual Meeting, (iii) “ATI” means Allegheny Teledyne Incorporated, a Delaware corporation, (iv) and “Majority Directors” means directors of the Corporation who are also members of the Board of Directors of ATI.~~

~~(b) During the Initial Period, at least a majority of the directors of the Corporation shall be Majority Directors. If the election of any director at any time during the Initial Period or if a director’s ceasing to be a member of the Board of Directors of ATI results in the number of Majority Directors being less than a majority of the directors of the Corporation then in office, the number of directors shall be increased to the next largest number such that the filling of the resulting vacancy or vacancies by the election of one or more directors who are also members of the Board of Directors of ATI will result in a majority of the directors of the Corporation being Majority Directors, and the successor or successors to fill said vacancy or vacancies shall be elected by a majority of the Majority Directors then in office, or by a sole remaining Majority Director.~~

~~(c) In case of any vacancy in the Board of Directors during the Initial Period due to death, resignation, removal or disqualification of or any other reason affecting any Majority Director, the successor to fill the vacancy shall be elected by a majority of the Majority Directors then in office, or by a sole remaining Majority Director. Directors elected in the manner provided in this paragraph (c) shall hold office for a term expiring at the next Annual Meeting of stockholders at which the term of the class to which they have been elected expires and until their successors are duly elected and qualified, or until their earlier resignation or removal.~~

~~(d) During the Initial Period, no quorum shall exist at a meeting of the Board of Directors and no act shall be the act of the Board of Directors unless a majority of the directors present at any such meeting are Majority Directors.~~

~~(e) The provisions of this Section 11 may not be altered, amended or repealed during the Initial Period except by a resolution duly adopted by all of the Majority Directors.~~

ARTICLE IV

OFFICERS

Section 1. General. The officers of the Corporation shall be appointed by the Board of Directors and shall consist of a Chairman of the Board, a Chief Executive Officer, a President, such number of Vice Presidents as the Board of Directors shall elect from time to time, a Secretary, a Treasurer (or a position with the duties and responsibilities of a Treasurer) and such other officers and assistant officers (if any) as the Board of Directors may elect from time to time. Any number of offices may be held by the same person, unless the Certificate of Incorporation or these Bylaws otherwise provide.

Section 2. Election; Term of Office. The Board of Directors at its first meeting held after each Annual Meeting of stockholders shall elect a Chairman of the Board or a President, or both, a Secretary and a Treasurer (or a position with the duties and responsibilities of a Treasurer), and may also elect at that meeting or any other meeting, such other officers and agents as it shall deem necessary or appropriate. Each officer of the Corporation shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors together with the powers and duties customarily exercised by such officer; and each officer of the Corporation shall hold office until such officer’s successor is elected and qualified or until such officer’s

Appendix C (continued)

earlier resignation or removal. Any officer may resign at any time upon written notice to the Corporation. The Board of Directors may remove any officer at any time, with or without cause, by the affirmative vote of a majority of directors then in office.

Section 3. Chairman of the Board. The Chairman of the Board shall preside at all meetings of the stockholders and the Board of Directors and shall have such other duties and powers as may be prescribed by the Board of Directors from time to time. The Board of Directors may also designate a Vice Chairman, who need not be a member of the Board and may be designated as an officer of the Corporation. The Vice Chairman shall, during the absence or inability to act of the Chairman of the Board, have the powers and perform the duties of the Chairman of the Board, and shall have such other powers and perform such other duties as shall be prescribed from time to time by the Board of Directors or the Chairman of the Board.

Section 4. Chief Executive Officer. The Chief Executive Officer shall have general charge and control over the affairs of the Corporation, subject to the Board of Directors, shall see that all orders and resolutions of the Board of Directors are carried out, shall report thereon to the Board of Directors, and shall have such other powers and perform such other duties as shall be prescribed from time to time by the Board of Directors.

Section 5. President. The President shall have general and active management of the business of the Corporation and shall see that all orders and resolutions of the Board of Directors are carried into effect. The President shall have and exercise such further powers and duties as may be specifically delegated to or vested in the President from time to time by these Bylaws or the Board of Directors. In the absence of the Chairman of the Board and the Vice Chairman of the Board, or in the event of the inability of or refusal to act by the Chairman of the Board and the Vice Chairman of the Board, or if the Board of Directors has not designated a Chairman or Vice Chairman, the President shall perform the duties of the Chairman of the Board, and, when so acting, shall have all of the powers and be subject to all of the restrictions upon the Chairman of the Board.

Section 6. Vice President. In the absence of the President or in the event of his inability or refusal to act, the Vice President (or in the event there be more than one vice president, the vice presidents in the order designated by the Board of Directors, or in the absence of any designation, then in the order of their election) shall perform the duties of the President and, when so acting, shall have all the powers of and be subject to all the restrictions upon the President. The Vice Presidents shall perform such other duties and have such other powers as the Board of Directors or the President may from time to time prescribe.

Section 7. Secretary. The Secretary shall attend all meetings of the Board of Directors and all meetings of stockholders and record all the proceedings thereat in a book or books to be kept for that purpose; the Secretary shall also perform like duties for the standing and special committees when required. The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or the President. If the Secretary shall be unable or shall refuse to cause to be given notice of all meetings of the stockholders and special meetings of the Board of Directors, and if there be no Assistant Secretary, then either the Board of Directors or the President may choose another officer to cause such notice to be given. The Secretary shall have custody of the seal of the Corporation and the Secretary or any Assistant Secretary, if there be one, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by the signature of the Secretary or by the signature of any such Assistant Secretary. The Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing by his or her signature. The Secretary shall see that all books, reports, statements, certificates and other documents and records required by law to be kept or filed are properly kept or filed, as the case may be.

Section 8. Assistant Secretaries. Except as may be otherwise provided in these Bylaws, Assistant Secretaries, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by

Appendix C (continued)

the Board of Directors, the President, or the Secretary, and shall have the authority to perform all functions of the Secretary, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Secretary.

Section 9. Treasurer. The Treasurer shall have the custody of the corporate funds and securities, shall keep complete and accurate accounts of all receipts and disbursements of the Corporation, and shall deposit all monies and other valuable effects of the Corporation in its name and to its credit in such banks and other depositories as may be designated from time to time by the Board of Directors. The Treasurer shall disburse the funds of the Corporation, taking proper vouchers and receipts for such disbursements. The Treasurer shall, when and if required by the Board of Directors, give and file with the Corporation a bond, in such form and amount and with such surety or sureties as shall be satisfactory to the Board of Directors, for the faithful performance of his or her duties as Treasurer. The Treasurer shall have such other powers and perform such other duties as the Board of Directors or the President shall from time to time prescribe.

Section 10. Assistant Treasurers. Except as may be otherwise provided in these Bylaws, Assistant Treasurers, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the President, or the Treasurer, and shall have the authority to perform all functions of the Treasurer, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Treasurer.

Section 11. Other Officers. Such other officers as the Board of Directors may choose shall perform such duties and have such powers as may be assigned to them from time to time by the Board of Directors. The Board of Directors may delegate to any officer of the Corporation the power to choose such other officers and to prescribe their respective duties and powers.

ARTICLE V

STOCK

Section 1. Form of Certificates; Uncertificated Shares. The shares of the Corporation shall be represented by certificates; provided, that the Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares in accordance with the Delaware General Corporation Law. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Notwithstanding the adoption of such a resolution by the Board of Directors, every holder of stock in the Corporation represented by a certificate, and upon request every holder of uncertificated shares of stock in the Corporation, shall be entitled to have a certificate signed in the name of the Corporation (i) by the Chairman of the Board or the President or a Vice President and (ii) by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the Corporation, certifying the number of shares owned by such holder in the Corporation.

Section 2. Signatures. Any or all the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

Section 3. Lost Certificates. The Board of Directors may direct a new certificate to be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate, or such owner’s

Appendix C (continued)

legal representative, to advertise the same in such manner as the Board of Directors shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

Section 4. Transfers. Stock of the Corporation shall be transferable in the manner prescribed by law and in these Bylaws. Transfers of stock shall be made on the books of the Corporation only by the person named in the certificate or in the Corporation’s books as the registered owner of uncertificated shares or by such person’s attorney lawfully constituted in writing and upon the surrender of the certificate (if any) therefor, which shall be cancelled before a new certificate shall be issued.

Section 5. Record Date. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty (60) days nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to any other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

Section 6. Beneficial Owners. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by law.

Section 7. Voting Securities Owned by the Corporation. Powers of attorney, proxies, waivers of notice of meeting, consents and other instruments relating to securities owned by the Corporation may be executed in the name of and on behalf of the Corporation by the Chairman of the Board, the President, any Vice President or the Secretary and any such officer may, in the name of and on behalf of the Corporation, take all such action as any such officer may deem advisable to vote in person or by proxy at any meeting of security holders of any corporation in which the Corporation may own securities and at any such meeting shall possess and may exercise any and all rights and power incident to the ownership of such securities and which, as the owner thereof, the Corporation might have exercised and possessed if present. The Board of Directors may, by resolution, from time to time confer like powers upon any other person or persons.

ARTICLE VI

NOTICES

Section 1. Notices. Whenever written notice is required by law, the Certificate of Incorporation or these Bylaws, to be given to any director, member of a committee or stockholder, such notice may be given in writing directed to such director, member of a committee or stockholder, at such person’s address (or by electronic transmission directed to the stockholder’s electronic mail address, as applicable), as it appears on the records of the Corporation and such notice shall be deemed to be given (i) if mailed, at the time when the notice shall be deposited in the United States mail, postage prepaid (~~2~~ii) if delivered by courier service, the earlier of when the notice is received or left at such stockholder’s address or (~~3~~iii) if given by electronic mail, when directed to such stockholder’s electronic mail address unless the stockholder has notified the Corporation in writing or by electronic transmission of an objection to receiving notice by electronic mail. A notice by electronic mail must include a prominent legend that the communication is an important notice regarding the Corporation. Written notice may also be given personally or by telegram, facsimile transmission, electronic mail, telex or cable and such notice shall be deemed to be given at the time of receipt thereof if given personally or at the time of transmission thereof if given by telegram, facsimile transmission, electronic mail, telex or cable.

Appendix C (continued)

Without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders given by the Corporation under any provision of the ~~DGCL~~Delaware General Corporation Law, the Certificate of Incorporation or these bylaws shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given. Any such consent shall be revocable by the stockholder by written notice or electronic transmission to the Corporation. Notwithstanding the provisions of this paragraph, the Corporation may give a notice by electronic mail in accordance with the first paragraph of this section without obtaining the consent required by this paragraph.

Any notice given pursuant to the preceding paragraph shall be deemed given (i) if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice; (ii) if by a posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; and (iii) if by any other form of electronic transmission, when directed to the stockholder.

Notwithstanding the foregoing, a notice may not be given by an electronic transmission from and after the time that (1) the Corporation is unable to deliver by such electronic transmission two (2) consecutive notices given by the Corporation and (2) such inability becomes known to the Secretary or an Assistant Secretary of the Corporation or to the transfer agent, or other person responsible for the giving of notice, provided, however, the inadvertent failure to discover such inability shall not invalidate any meeting or other action.

An affidavit of the Secretary or an Assistant Secretary or of the transfer agent or other agent of the Corporation that the notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

Section 2. Waiver of Notice. Whenever any notice is required by law, the Certificate of Incorporation or these Bylaws to be given to any director, member or a committee or stockholder, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to notice.

ARTICLE VII

GENERAL PROVISIONS

Section 1. Dividends. Dividends upon the capital stock of the Corporation, subject to the provisions of the Certificate of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting or by any Committee of the Board of Directors having such authority at any meeting thereof, and may be paid in cash, in property, in shares of the capital stock or in any combination thereof. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in its absolute discretion, deems proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for any proper purpose, and the Board of Directors may modify or abolish any such reserve.

Section 2. Disbursements. All notes, checks, drafts and orders for the payment of money issued by the Corporation shall be signed in the name of the Corporation by such officers or such other persons as the Board of Directors may designate from time to time.

Section 3. Corporation Seal. The corporate seal, if the Corporation shall have a corporate seal, shall have inscribed thereon the name of the Corporation, the year of its organization and the words “Corporate Seal, Delaware”. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

Appendix C (continued)

ARTICLE VIII

FORUM FOR ADJUDICATION OF DISPUTES

Unless the Corporation consents in writing to the selection of an alternative forum, (a) the Court of Chancery (the “Chancery Court”) of the State of Delaware (or, in the event that the Chancery Court does not have jurisdiction, the federal district court for the District of Delaware or other state courts of the State of Delaware) shall, to the fullest extent permitted by law, be the sole and exclusive forum for (i) any derivative action, suit or proceeding brought on behalf of the Corporation, (ii) any action, suit or proceeding asserting a claim of breach of a fiduciary duty owed by any director or officer of the Corporation to the Corporation or to the Corporation’s stockholders, (iii) any action, suit or proceeding arising pursuant to any provision of the General Corporation Law of the State of Delaware or the Certificate of Incorporation or these bylaws (as either may be amended from time to time) or (iv) any action, suit or proceeding asserting a claim against the Corporation governed by the internal affairs doctrine; and (b) subject to the preceding provisions of this Article VIII, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause or causes of action arising under the Securities Act of 1933, as amended, including all causes of action asserted against any defendant to such complaint. If any action the subject matter of which is within the scope of clause (a) of the immediately preceding sentence is filed in a court other than the courts in the State of Delaware (a “Foreign Action”) in the name of any stockholder, such stockholder shall be deemed to have consented to (x) the personal jurisdiction of the state and federal courts in the State of Delaware in connection with any action brought in any such court to enforce the provisions of clause (a) of the immediately preceding sentence and (y) having service of process made upon such stockholder in any such action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder.

Any person or entity purchasing or otherwise acquiring any interest in any security of the Corporation shall be deemed to have notice of and consented to this Article VIII. This provision is intended to benefit and may be enforced by the Corporation, its officers and directors, the underwriters to any offering giving rise to such complaint, and any other professional or entity whose profession gives authority to a statement made by that person or entity who has prepared or certified any part of the documents relating to the offering. Notwithstanding the foregoing, the provisions of this Article VIII shall not apply to suits brought to enforce any liability or duty created by the Exchange Actor any other claim for which the federal courts of the United States have exclusive jurisdiction.

ARTICLE IX

AMENDMENTS

Except as otherwise specifically provided in the particular Article of these Bylaws to be altered, amended or repealed, these Bylaws may be altered, amended or repealed and new Bylaws may be adopted at any meeting of the Board of Directors or of the stockholders, provided notice of the proposed change was given in the notice of the meeting.

Appendix D

Proposed Amended and Restated Teledyne Technologies Incorporated 2014 Incentive Award Plan

AMENDED AND RESTATED

TELEDYNE TECHNOLOGIES INCORPORATED

2014 INCENTIVE AWARD PLAN

ARTICLE 1.

PURPOSE

The purpose of the Amended and Restated Teledyne Technologies Incorporated 2014 Incentive Award Plan, as further amended and restated herein (the “Plan”) is to promote the success and enhance the value of Teledyne Technologies Incorporated by linking the personal interests of the members of the Board, Employees, and Consultants to those of Company stockholders and by providing such individuals with an incentive for outstanding performance to generate superior returns to Company stockholders. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of members of the Board, Employees, and Consultants upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent. The Plan amends and restates in its entirety the Amended and Restated Teledyne Technologies Incorporated 2014 Incentive Award Plan (the “First Amended Plan”).

ARTICLE 2.

DEFINITIONS AND CONSTRUCTION

Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.

2.1 “Administrative Rules Related to Non-Employee Director Stock Compensation” shall have the meaning set forth in Section 4.6.

2.2 “Administrator” shall mean the entity that conducts the general administration of the Plan as provided in Article 11. With reference to the duties of the Committee under the Plan which have been delegated to one or more persons pursuant to Section 11.6, or as to which the Board has assumed, the term “Administrator” shall also refer to such person(s) unless the Committee or the Board has revoked such delegation or the Board has terminated the assumption of such duties.

2.3 “Applicable Accounting Standards” shall mean Generally Accepted Accounting Principles in the United States, International Financial Reporting Standards or such other accounting principles or standards as may apply to the Company’s financial statements under United States federal securities laws from time to time.

2.4 “Award” shall mean an Option, a Restricted Stock award, a Restricted Stock Unit award, a Dividend Equivalents award, a Deferred Stock award, a Stock Payment award or a Stock Appreciation Right, which may be awarded or granted under the Plan, including prior to the Effective Date (collectively, “Awards”).

2.5 “Award Agreement” shall mean any written notice, agreement, terms and conditions, contract or other instrument or document evidencing an Award, including through electronic medium, which shall contain such terms and conditions with respect to an Award as the Administrator shall determine consistent with the Plan.

2.6 “Award Limit” shall mean the limit set forth in the first sentence of Section 3.3.

2.7 “Board” shall mean the Board of Directors of the Company.

Appendix D (continued)

2.8 “Board Approval Date” shall mean January 20, 2026, the date on which this amendment and restatement of the First Amended Plan was approved and adopted by the Board, subject to the approval of the Company’s stockholders.

2.9 “Change in Control” shall mean and includes each of the following:

(a) A transaction or series of transactions (other than an offering of Common Stock to the general public through a registration statement filed with the Securities and Exchange Commission) whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) (other than the Company, any of its subsidiaries, an employee benefit plan maintained by the Company or any of its subsidiaries or a “person” that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than 30% of the total combined voting power of the Company’s securities outstanding immediately after such acquisition; or

(b) During any period of two consecutive years, individuals who, at the beginning of such period, constitute the Board together with any new Director(s) (other than a Director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in Section 2.9(a) or Section 2.9(c)) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the Directors then still in office who either were Directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

(c) The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company’s assets in any single transaction or series of related transactions or (z) the acquisition of assets or stock of another entity, in each case other than a transaction:

(i) Which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and

(ii) After which no person or group beneficially owns voting securities representing 30% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this Section 2.9(c)(ii) as beneficially owning 30% or more of the combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction; or

(d) The Company’s stockholders approve a liquidation or dissolution of the Company.

In addition, if a Change in Control constitutes a payment event with respect to any Award which provides for the deferral of compensation and is subject to Section 409A of the Code, the transaction or event described in subsection (a), (b), (c) or (d) with respect to such Award also constitutes a “change in control event,” as defined in Treasury Regulation §1.409A-3(i)(5) to the extent required by Section 409A.

The Committee shall have full and final authority, which shall be exercised in its sole discretion, to determine conclusively whether a Change in Control of the Company has occurred pursuant to the above definition, and the date of the occurrence of such Change in Control and any incidental matters relating thereto; provided that any exercise of authority in conjunction with a determination of whether a Change in Control is a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5) shall be consistent with such regulation.

Appendix D (continued)

2.10 “Code” shall mean the U.S. Internal Revenue Code of 1986, as amended from time to time, together with the Treasury Regulations and official guidance promulgated thereunder, whether issued prior or subsequent to the grant of any Award.

2.11 “Committee” shall mean the Personnel and Compensation Committee of the Board (or any successor thereof), or another committee or subcommittee of the Board, appointed as provided in Section 12.1.

2.12 “Common Stock” shall mean the common stock of the Company, par value $0.01 per share.

2.13 “Company” shall mean Teledyne Technologies Incorporated, a Delaware corporation.

2.14 “Consultant” shall mean any consultant or adviser that qualifies as a consultant under the applicable rules of the Securities and Exchange Commission for registration of shares on a Form S-8 Registration Statement.

2.15 “Deferred Stock” shall mean a right to receive Common Stock awarded under Section 8.3.

2.16 “Director” shall mean a member of the Board, or as applicable, a member of the board of directors of a Subsidiary.

2.17 “Director Limit” shall have the meaning set forth in Section 3.3.

2.18 “Disability” shall mean that the Holder is either (a) unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve months, or (b) by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Company. For purposes of this Plan, a Holder shall be deemed to have incurred a Disability if the Holder is determined to be totally disabled by the Social Security Administration or in accordance with the applicable disability insurance program of the Company’s, provided that the definition of “disability” applied under such disability insurance program complies with the requirements of this definition.

2.19 “Dividend Equivalent” shall mean a right to receive the equivalent value (in cash or Common Stock) of dividends paid on Common Stock, awarded under Section 8.1.

2.20 “DRO” shall mean a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended from time to time, or the rules thereunder.

2.21 “Effective Date” shall mean, for purposes of the Plan (as amended and restated by the Board on the Board Approval Date), the date on which the Plan is approved by the Company’s stockholders. Notwithstanding the foregoing, the First Amended Plan shall remain in effect on its existing terms unless and until the Plan (as amended and restated) is approved by the Company’s stockholders.

2.22 “Eligible Individual” shall mean any person who is an Employee, a Consultant or a Non-Employee Director, as determined by the Committee.

2.23 “Employee” shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company or of any Subsidiary.

2.24 “Equity Restructuring” shall mean a nonreciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split, spin-off, rights offering or recapitalization through a large, nonrecurring cash dividend, that affects the number or kind of Shares (or other securities of the Company) or the share price of Common Stock (or other securities) and causes a change in the per share value of the Common Stock underlying outstanding Awards.

2.25 “Exchange Act” shall mean the U.S. Securities Exchange Act of 1934, as amended from time to time.

Appendix D (continued)

2.26 “Fair Market Value” shall mean, as of any given date, the value of a share of Common Stock determined as follows:

(a) If the Common Stock is listed on any established stock exchange (such as the New York Stock Exchange, the Nasdaq Global Market and the Nasdaq Global Select Market) or national market system, its Fair Market Value shall be the closing sales price for a share of Common Stock as quoted on such exchange or system for such date or, if there is no closing sales price for a share of Common Stock on the date in question, the closing sales price for a share of Common Stock on the last preceding date for which such quotation exists, as reported in on the New York Stock Exchange or such other source as the Administrator deems reliable, such as The Wall Street Journal;

(b) If the Common Stock is regularly quoted by a recognized securities dealer but closing sales prices are not reported, its Fair Market Value shall be the mean of the high bid and low asked prices for such date or, if there are no high bid and low asked prices for a share of Common Stock on such date, the high bid and low asked prices for a share of Common Stock on the last preceding date for which such information exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(c) If the Common Stock is neither listed on an established stock exchange or a national market system nor regularly quoted by a recognized securities dealer, its Fair Market Value shall be established by the Administrator in good faith.

Notwithstanding the foregoing, for U.S. and non-U.S. federal, state, and local tax reporting and withholding purposes, fair market value may be determined by the Administrator in accordance with uniform and nondiscriminatory standards adopted by it from time to time consistent with applicable law.

2.27 “First Amended Plan” shall have the meaning set forth in Article 1.

2.28 “Fractional Share Interest” shall mean an interest in a share of Common Stock allocated to a Holder pursuant to an Award and facilitated by the Company’s designated broker, providing for such rights with respect to a share of Common Stock as shall be specified by the Administrator.

2.29 “Full Value Award” means any Award other than an Option, Stock Appreciation Right or other Award for which the Holder pays the intrinsic value existing as of the date of grant (whether directly or by forgoing a right to receive a payment from the Company or any Subsidiary).

2.30 “Greater Than 10% Stockholder” shall mean an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (as defined in Section 424(e) of the Code).

2.31 “Holder” shall mean a person who has been granted an Award.

2.32 “Incentive Stock Option” shall mean an option that is intended to qualify as an incentive stock option and conforms to the applicable provisions of Section 422 of the Code.

2.33 “Non-Employee Director” shall mean a Director of the Company who is not an Employee.

2.34 “Non-Qualified Stock Option” shall mean an Option that is not intended to be an Incentive Stock Option.

2.35 “Option” shall mean a right to purchase Shares at a specified exercise price, granted under Article 5. An Option shall be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Non-Employee Directors and Consultants shall be Non-Qualified Stock Options.

2.36 “Performance Criteria” shall mean the criteria (and adjustments) that the Administrator selects for an Award for purposes of establishing the Performance Goal or Performance Goals for a Performance Period, determined as follows:

(a) The Performance Criteria that shall be used to establish Performance Goals may include any of the following, in each case on a GAAP or non-GAAP basis, if applicable, or such other applicable criteria

Appendix D (continued)

as selected by the Administrator, in its discretion: (i) net earnings (either before or after (A) interest, (B) taxes, (C) depreciation and (D) amortization), (ii) gross or net sales or revenue (either including or excluding intercompany sales), (iii) net income (either before or after taxes), (iv) operating income or profit (earnings from continuing operations before interest and taxes), (v) cash flow (including, but not limited to, operating cash flow and free cash flow), (vi) return on assets, (vii) return on investment or working capital, (viii) return on stockholders’ equity, (ix) return on sales, (x) gross or net profit or operating margin, (xi) costs, (xii) funds from operations, (xiii) expense, (xiv) working capital and managed working capital (including as a percentage of revenue), (xv) earnings per share, (xvi) price per share of Common Stock (including total shareholder return and total shareholder return percentile ranking), (xvii) regulatory body approval for commercialization of a product, (xviii) implementation or completion of critical projects, (xix) market share, (xx) reductions in inventory, (xxi) inventory turns and on-time delivery performance, (xxii) levels of accounts receivable and inventory and (xxiii) economic value added (the amount, if any, by which net operating profit after tax exceeds a reference cost of capital), any of which may be measured with respect to any one or more of its Subsidiaries and divisions and either in absolute terms or as compared to any incremental increase or decrease or as compared to results of a peer group or a business plan.

(b) The Administrator may, in its sole discretion, at the time of grant, or unless otherwise required by applicable law, at any time thereafter, specify in the Award that one or more adjustments shall be made to one or more of the Performance Goals. Such adjustments may include one or more of the following, or such other applicable adjustments as approved by the Administrator, in its discretion: (i) items related to a change in accounting principle; (ii) items relating to financing activities; (iii) expenses for restructuring or productivity initiatives; (iv) other non-operating items; (v) items related to acquisitions; (vi) items attributable to the business operations of any entity acquired by the Company during the Performance Period; (vii) items related to the disposal of a business or segment of a business; (viii) items related to discontinued operations that do not qualify as a segment of a business under United States generally accepted accounting principles (“GAAP”); (ix) items attributable to any stock dividend, stock split, combination or exchange of shares occurring during the Performance Period; or (x) any other items of significant income or expense which are determined to be appropriate adjustments; (xi) items relating to unusual or extraordinary corporate transactions, events or developments, (xii) items related to amortization of acquired intangible assets; (xiii) items that are outside the scope of the Company’s core, on-going business activities; or (xiv) items relating to any other unusual or nonrecurring events or changes in applicable laws, accounting principles or business conditions.

2.37 “Performance Goals” shall mean, for a Performance Period, one or more goals established in writing by the Administrator for the Performance Period based upon one or more Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, or an individual, or as otherwise determined appropriate by the Administrator, in its discretion.

2.38 “Performance Period” shall mean one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Holder’s right to, and the payment of, any Award that is subject to the satisfaction of one or more Performance Goals.

2.39 “Plan” shall mean this Amended and Restated Teledyne Technologies Incorporated 2014 Incentive Award Plan, as it may be amended or restated from time to time.

2.40 “Restricted Stock” shall mean Common Stock awarded under Article 7 that is subject to certain restrictions and may be subject to risk of forfeiture or repurchase.

2.41 “Restricted Stock Units” shall mean the right to receive Common Stock awarded under Section 8.4.

2.42 “Securities Act” shall mean the U.S. Securities Act of 1933, as amended.

Appendix D (continued)

2.43 “Shares” shall mean shares of Common Stock.

2.44 “Stock Appreciation Right” shall mean a stock appreciation right granted under Article 9.

2.45 “Stock Payment” shall mean (a) a payment in the form of Shares, or (b) an option or other right to purchase Shares, as part of a bonus, deferred compensation or other arrangement, awarded under Section 8.2.

2.46 “Subsidiary” means any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the unbroken chain beneficially owns, at the time of the determination, securities or interests representing more than fifty percent (50%) of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.

2.47 “Substitute Award” shall mean an Award granted under the Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock; provided, however, that in no event shall the term “Substitute Award” be construed to refer to an award made in connection with the cancellation and repricing of an Option or Stock Appreciation Right. The terms of Substitute Awards may vary from the terms set forth in the Plan to the extent the Administrator deems appropriate to conform, in whole or part, to the provisions of the Awards in substitution for which they are granted.

2.48 “Termination of Service” shall mean,

(a) As to a Consultant, the time when the engagement of a Holder as a Consultant to the Company or a Subsidiary is terminated for any reason, with or without cause, including, without limitation, by resignation, discharge, death or retirement, but excluding terminations where there is a simultaneous commencement of employment with the Company or any Subsidiary or service as a Non-Employee Director.

(b) As to a Non-Employee Director, the time when a Holder who is a Non-Employee Director ceases to be a Director for any reason, including, without limitation, a termination by resignation, failure to be elected, death or retirement, but excluding any Termination of Service where there is simultaneous employment by the Company (or a Subsidiary) of such person.

(c) As to an Employee, the time when the employee-employer relationship between a Holder and the Company or any Subsidiary is terminated for any reason, including, without limitation, a termination by resignation, discharge, death, disability or retirement; but excluding: (i) terminations where there is a simultaneous reemployment or continuing employment of a Holder by the Company or any Subsidiary, (ii) terminations which are followed by the simultaneous establishment of a consulting relationship by the Company or a Subsidiary with the former employee, (iii) a termination where the former employee continues as a Non-Employee Director and (iv) at the sole discretion of the Administrator, terminations which result in a temporary severance of the employee-employer relationship.

The Administrator, in its sole discretion, shall determine the effect of all matters and questions relating to Termination of Service, including, without limitation, the question of whether a Termination of Service resulted from a discharge for cause and all questions of whether particular leaves of absence constitute a Termination of Service; provided, however, that, with respect to Incentive Stock Options, unless the Administrator otherwise provides in the terms of the Award Agreement or otherwise, a leave of absence, change in status from an employee to an independent contractor or Non-Employee Director or other change in the employee-employer relationship shall constitute a Termination of Service if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code. For purposes of the Plan, a Holder’s employee-employer relationship or consultancy relations shall be deemed to be terminated in the event that the Subsidiary employing or contracting with such Holder ceases to remain a Subsidiary following any merger, sale of stock or other corporate transaction or event (including, without limitation, a spin-off).

Appendix D (continued)

ARTICLE 3.

SHARES SUBJECT TO THE PLAN

3.1 Number of Shares.

(a) Subject to Section 12.2 and Sections 3.1(b) - (c), the aggregate number of Shares which may be issued or transferred pursuant to Awards under the Plan is the sum of (i) 4,000,000 Shares, and (ii) the number of Shares which, as of the Effective Date, are available for issuance under the First Amended Plan.

(b) The aggregate number of Shares available for issuance under the Plan shall be reduced by (i) 2.93 Shares for each Share subject to any Full Value Award that is granted prior to the Effective Date1 (including, for the avoidance of doubt, each Share subject to any Full Value Award that is granted prior to the Effective Date, but which becomes vested and/or settled following the Effective Date) and (ii) 2.45 Shares for each Share subject to any Full Value Award that is granted on or after the Effective Date.

(c) If any Shares subject to an Award are forfeited or expire or such Award is settled in cash (in whole or in part), the Shares subject to such Award shall, to the extent of such forfeiture, expiration or cash settlement, again be available for future grants of Awards under the Plan in accordance with Section 3.1(e). Notwithstanding anything to the contrary contained herein, the following Shares shall not be added back to the Shares authorized for grant under Section 3.1(a) and shall not be available for future grants of Awards: (i) Shares tendered by a Holder or withheld by the Company in payment of the exercise price of an Option; (ii) Shares tendered by the Holder or withheld by the Company to satisfy any tax withholding obligation with respect to an Award settled in Shares; (iii) Shares subject to a Stock Appreciation Right that are not issued in connection with the stock settlement of the Stock Appreciation Right on exercise thereof; and (iv) Shares purchased on the open market with the cash proceeds from the exercise of Options. Any Shares repurchased by the Company under Section 7.4 at the same price paid by the Holder so that such Shares are returned to the Company shall again be available for Awards. The payment of Dividend Equivalents in cash in conjunction with any outstanding Awards shall not be counted against the Shares available for issuance under the Plan. Notwithstanding the provisions of this Section 3.1(c), no Shares may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

(d) Substitute Awards shall not reduce the Shares authorized for grant under the Plan. Additionally, in the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan; provided that Awards using such available Shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employed by or providing services to the Company or its affiliates immediately prior to such acquisition or combination.

(e) Any Shares that again become available for grant pursuant to this Section 3.1 shall be added back as: (i) one Share if such Shares were subject to an Option or a Stock Appreciation Right, (ii) 2.93 Shares if such Shares were subject to a Full Value Award granted prior to the Effective Date2 or (iii) 2.45 Shares if such Shares were subject to a Full Value Award granted on or after the Effective Date.

[1]	2.22 Shares for Full Value Awards granted prior to April 26, 2017, the effective date of the First Amended Plan.
[2]	2.22 Shares for Full Value Awards granted prior to April 26, 2017, the effective date of the First Amended Plan

Appendix D (continued)

3.2 Stock Distributed. Any Common Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Common Stock, treasury Common Stock or Common Stock purchased on the open market.

3.3 Limitation on Number of Shares Subject to Awards. Notwithstanding any provision in the Plan to the contrary, and subject to Section 12.2, the maximum aggregate number of Shares with respect to one or more Awards that may be granted to any one person during any calendar year shall be 750,000. In addition, notwithstanding any provision in the Plan to the contrary, the sum of any cash compensation earned and the grant date fair value (determined as of the date of grant under Applicable Accounting Standards) of all Awards granted to any Non-Employee Director under the Plan during any calendar year shall not exceed the amount equal to $1,000,000 (the “Director Limit”).

3.4 Award Vesting Limitations. Notwithstanding any other provision of the Plan to the contrary, but subject to Section 12.2 of the Plan, Awards granted under the Plan after the Effective Date shall vest no earlier than the first anniversary of the date the Award is granted; provided, however, that, notwithstanding the foregoing, Awards that result in the issuance of an aggregate of up to five percent (5%) of the Shares available pursuant to Section 3.1(a) as of the Effective Date (the “Five Percent Pool”) may be granted to any one or more Eligible Individuals without respect to such minimum vesting provisions. Nothing in this Section 3.4 shall preclude the Administrator from taking action, in its sole discretion, to accelerate the vesting of any Award in connection with or following a Holder’s death, disability, Termination of Service or the consummation of a Change in Control or from granting Awards that contain rights to accelerated vesting in any of the foregoing circumstances, and in either case, any such vesting shall not count against the Five Percent Pool.

ARTICLE 4.

GRANTING OF AWARDS

4.1 Participation. The Administrator may, from time to time, select from among all Eligible Individuals, those to whom an Award shall be granted and shall determine the nature and amount of each Award, consistent with the requirements of the Plan. Except as provided in Section 4.6 regarding the grant of Awards pursuant to the Administrative Rules Related to Non-Employee Director Stock Compensation, no Eligible Individual shall have any right to be granted an Award pursuant to the Plan.

4.2 Award Agreement. Each Award shall be evidenced by an Award Agreement. Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

4.3 Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

4.4 At-Will Employment. Nothing in the Plan or in any Award Agreement hereunder shall confer upon any Holder any right to continue in the employ of, or as a Director or Consultant for, the Company or any Subsidiary, or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which rights are hereby expressly reserved, to discharge any Holder at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written agreement between the Holder and the Company or any Subsidiary.

4.5 Foreign Holders. In order to comply with the laws in other countries in which the Company and its Subsidiaries operate or have Employees, Non-Employee Directors or Consultants, or facilitate compliance with the requirements of any foreign stock exchange or local laws, or qualify Awards for preferable tax treatment, the

Appendix D (continued)

Administrator, in its sole discretion, shall have the power and authority to: (a) determine which Eligible Individuals outside the United States are eligible to participate in the Plan; (b) set different terms and conditions of any Award granted to Eligible Individuals outside the United States provided such terms are not contrary to any provision of the Plan; (c) establish subplans to the extent necessary or advisable (any such subplans shall be attached to the Plan as appendices); provided, however, that no such subplans shall increase the share limitations contained in Sections 3.1 and 3.3 nor be contrary to any other material provision of the Plan; and (d) take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals or listing requirements of any such foreign stock exchange. Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate the Code, the Exchange Act, the Securities Act or any other securities law or governing statute or any other applicable law.

4.6 Non-Employee Director Awards. The Administrator, in its sole discretion, may provide that Awards granted to Non-Employee Directors shall be granted pursuant to a written nondiscretionary formula established by the Administrator (the “Administrative Rules Related to Non-Employee Director Stock Compensation”), subject to the limitations of the Plan. The Administrative Rules Related to Non-Employee Director Stock Compensation shall set forth the type of Award(s) to be granted to Non-Employee Directors, the number of Shares to be subject to Non-Employee Director Awards, the conditions on which such Awards shall be granted, become exercisable and/or payable and expire, and such other terms and conditions as the Administrator shall determine in its sole discretion. The Administrative Rules Related to Non-Employee Director Stock Compensation may be modified by the Administrator from time to time in its sole discretion.

4.7 Stand-Alone and Tandem Awards. Awards granted pursuant to the Plan may, in the sole discretion of the Administrator, be granted either alone, in addition to, or in tandem with, any other Award granted pursuant to the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

ARTICLE 5.

GRANTING OF OPTIONS

5.1 Granting of Options to Eligible Individuals.

(a) The Administrator shall from time to time, in its sole discretion, and, subject to applicable limitations of the Plan:

(i) Select from among the Eligible Individuals (including Eligible Individuals who have previously received Awards under the Plan) such of them as in its opinion should be granted Options;

(ii) Determine the number of Shares to be subject to such Options granted to the selected Eligible Individuals (subject to the Award Limit);

(iii) Subject to Section 5.2, determine whether such Options are to be Incentive Stock Options or Non-Qualified Stock Options; and

(iv) Determine the terms and conditions of such Options, consistent with the Plan;

(b) Upon the selection of an Eligible Individual to be granted an Option, the Administrator shall instruct the Secretary of the Company to issue the Option and may impose such conditions on the grant of the Option as it deems appropriate.

5.2 Qualification of Incentive Stock Options. No Incentive Stock Option shall be granted to any person who is not an Employee. No person who qualifies as a Greater Than 10% Stockholder may be granted an Incentive Stock Option unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code. Any Incentive Stock Option granted under the Plan may be modified by the Administrator, with the consent of the Holder, to disqualify such Option from treatment as an “incentive stock option” under

Appendix D (continued)

Section 422 of the Code. To the extent that the aggregate fair market value of stock with respect to which “incentive stock options” (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by a Holder during any calendar year under the Plan, and all other plans of the Company and any Subsidiary or parent corporation thereof (each as defined in Section 424(f) and 424(e) of the Code, respectively), exceeds $100,000, the Options shall be treated as Non-Qualified Stock Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options and other “incentive stock options” into account in the order in which they were granted and the fair market value of stock shall be determined as of the time the respective options were granted.

5.3 Option Exercise Price. The exercise price per share of Common Stock subject to each Option shall be set by the Administrator, but shall be based on a price that shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted (or, as to Incentive Stock Options, on the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code). In addition, in the case of Incentive Stock Options granted to a Greater Than 10% Stockholder, such price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code).

5.4 Option Term. The term of each Option shall be set by the Administrator in its sole discretion; provided, however, that the term shall not be more than ten (10) years from the date the Option is granted, or five (5) years from the date an Incentive Stock Option is granted to a Greater Than 10% Stockholder. The Administrator shall determine the time period, including the time period following a Termination of Service, during which the Holder has the right to exercise the vested Options, which time period may not extend beyond the term of the Option term. Except as limited by requirements of Section 409A or Section 422 of the Code, the Administrator may extend the term of any outstanding Option, and may extend the time period during which vested Options may be exercised, in connection with any Termination of Service of the Holder, and may amend any other term or condition of such Option relating to such a Termination of Service. Further, notwithstanding anything to the contrary in the Plan, to the extent permitted by and in accordance with Treasury Regulation Section 1.409A-1(b)(5)(v)(C)(1), the Administrator may extend the maximum term of a Non-Qualified Option as may be necessary to allow for the exercise of such Non-Qualified Option for up to thirty (30) days following a period during which the exercise would have violated an applicable federal, state, local or foreign law.

5.5 Option Vesting.

(a) The period during which the right to exercise, in whole or in part, an Option vests in the Holder shall be set by the Administrator and the Administrator may determine that an Option may not be exercised in whole or in part for a specified period after it is granted. Such vesting may be based on service with the Company or any Subsidiary, any of the Performance Criteria, or any other criteria selected by the Administrator. At any time after grant of an Option, the Administrator may, in its sole discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option vests.

(b) No portion of an Option which is unexercisable at a Holder’s Termination of Service shall thereafter become exercisable, except as may be otherwise provided by the Administrator either in the Award Agreement or by action of the Administrator following the grant of the Option.

5.6 Substitute Awards. Notwithstanding the foregoing provisions of this Article 5 to the contrary, in the case of an Option that is a Substitute Award, the price per share of the shares subject to such Option may be less than the Fair Market Value per share on the date of grant, provided, that the excess of: (a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award, over (b) the aggregate exercise price thereof does not exceed the excess of: (x) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Administrator) of the shares of the predecessor entity that were subject to the grant assumed or substituted for by the Company, over (y) the aggregate exercise price of such shares.

Appendix D (continued)

5.7 Substitution of Stock Appreciation Rights. The Administrator may provide in the Award Agreement evidencing the grant of an Option that the Administrator, in its sole discretion, shall have the right to substitute a Stock Appreciation Right for such Option at any time prior to or upon exercise of such Option; provided, that such Stock Appreciation Right shall be exercisable with respect to the same number of Shares for which such substituted Option would have been exercisable and shall also have the same exercise price, vesting schedule and remaining term as the substituted Option.

ARTICLE 6.

EXERCISE OF OPTIONS

6.1 Partial Exercise. An exercisable Option may be exercised in whole or in part. However, unless otherwise determined by the Administrator, an Option shall not be exercisable with respect to fractional Shares and the Administrator may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of Shares.

6.2 Manner of Exercise. All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company, or such other person or entity designated by the Administrator, or his, her or its office, as applicable:

(a) A notice (including notice through electronic medium) complying with the applicable rules established by the Administrator stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Holder or other person then entitled to exercise the Option or such portion of the Option (unless the exercise is made through an electronic medium);

(b) Such representations and documents as the Administrator, in its sole discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal, state or foreign securities laws or regulations. The Administrator may, in its sole discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates or applicable book entries evidencing shares and issuing stop-transfer notices to agents and registrars;

(c) In the event that the Option shall be exercised pursuant to Section 10.3 by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Option; and

(d) Full payment of the exercise price and applicable withholding taxes to the Secretary of the Company for the Shares with respect to which the Option, or portion thereof, is exercised, in a manner permitted by Section 10.1 and 10.2.

6.3 Notification Regarding Disposition. The Holder shall give the Company prompt notice of any disposition of Shares acquired by exercise of an Incentive Stock Option which occurs within (a) two years from the date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) such Option to such Holder, or (b) one year after the transfer of such Shares to such Holder.

ARTICLE 7.

AWARD OF RESTRICTED STOCK

7.1 Award of Restricted Stock.

(a) The Administrator is authorized to grant Restricted Stock to Eligible Individuals, and shall determine the terms and conditions, including the restrictions applicable to each award of Restricted Stock, consistent with the Plan, and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

(b) The Administrator shall establish the purchase price, if any, and form of payment for Restricted Stock. In all cases, legal consideration shall be required for each issuance of Restricted Stock.

Appendix D (continued)

7.2 Rights as Stockholders. Subject to Section 7.4, upon issuance of Restricted Stock, the Holder shall have, unless otherwise provided by the Administrator, all the rights of a stockholder with respect to said Shares, subject to the restrictions in his or her Award Agreement, including the right to receive all dividends and other distributions paid or made with respect to the Shares; provided, however, that, in the sole discretion of the Administrator, any extraordinary distributions with respect to the Common Stock shall be subject to the restrictions set forth in Section 7.3. Without limiting the foregoing, except in connection with a spin-off or other similar event or as otherwise permitted in Section 12.2 with respect to a share of Restricted Stock, dividends that are paid prior to vesting of shares of Restricted Stock shall only be paid out to the Holder only to the extent that the applicable vesting conditions are subsequently satisfied and the shares of Restricted Stock vest.

7.3 Restrictions. All shares of Restricted Stock (including any shares received by Holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Award Agreement, be subject to such restrictions and vesting requirements as the Administrator shall provide. Such restrictions may include, without limitation, restrictions concerning voting rights and transferability and such restrictions may lapse separately or in combination at such times and pursuant to such circumstances or based on such criteria as selected by the Administrator, including, without limitation, criteria based on the Holder’s duration of employment, directorship or consultancy with the Company, the Performance Criteria, Company performance, individual performance or other criteria selected by the Administrator. By action taken after the Restricted Stock is issued, the Administrator may, on such terms and conditions as it may determine to be appropriate, accelerate the vesting of such Restricted Stock by removing any or all of the restrictions imposed by the terms of the Award Agreement. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire.

7.4 Repurchase or Forfeiture of Restricted Stock. If no price was paid by the Holder for the Restricted Stock, upon a Termination of Service during the applicable restriction period, the Holder’s rights in unvested Restricted Stock then subject to restrictions shall lapse, and such Restricted Stock shall be surrendered to the Company and cancelled without consideration. If a price was paid by the Holder for the Restricted Stock, upon a Termination of Service during the applicable restriction period, the Company shall have the right to repurchase from the Holder the unvested Restricted Stock then subject to restrictions at a cash price per share equal to the price paid by the Holder for such Restricted Stock or such other amount as may be specified in the Award Agreement. The Administrator in its sole discretion may provide that upon certain events, including a Change in Control, the Holder’s death, retirement or disability or any other specified Termination of Service or any other event, the Holder’s rights in unvested Restricted Stock shall not lapse, such Restricted Stock shall vest and, if applicable, the Company shall not have a right of repurchase.

7.5 Certificates for Restricted Stock. Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Administrator shall determine. Certificates or book entries evidencing shares of Restricted Stock must include an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company may, in its sole discretion, retain physical possession of any stock certificate until such time as all applicable restrictions lapse.

7.6 Section 83(b) Election. If a Holder makes an election under Section 83(b) of the Code to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which the Holder would otherwise be taxable under Section 83(a) of the Code, the Holder shall be required to deliver a copy of such election to the Company promptly after filing such election with the Internal Revenue Service along with proof of the timely filing thereof with the Internal Revenue Service.

ARTICLE 8.

AWARD OF DIVIDEND EQUIVALENTS, DEFERRED STOCK, STOCK PAYMENTS,

RESTRICTED STOCK UNITS

8.1 Dividend Equivalents.

Appendix D (continued)

(a) Dividend Equivalents may be granted by the Administrator based on dividends declared on the Common Stock, to be credited as of dividend payment dates during the period between the date an Award is granted to a Holder and the date such Award vests, is exercised, is distributed or expires, as determined by the Administrator. Such Dividend Equivalents shall be converted to cash or additional Shares by such formula and at such time and subject to such limitations as may be determined by the Administrator. In addition, Dividend Equivalents with respect to an Award that are based on dividends paid prior to the vesting of such Award shall be paid out to the Holder only to the extent that the applicable vesting conditions are subsequently satisfied and the Award vests.

(b) Notwithstanding the foregoing, no Dividend Equivalents shall be payable with respect to Options or Stock Appreciation Rights.

8.2 Stock Payments. The Administrator is authorized to make Stock Payments to any Eligible Individual. The number or value of Shares of any Stock Payment shall be determined by the Administrator and may be based upon one or more Performance Criteria or any other specific criteria, including service to the Company or any Subsidiary, determined by the Administrator. Shares underlying a Stock Payment that is subject to a vesting schedule or other conditions or criteria set by the Administrator shall not be issued until those conditions have been satisfied. Unless otherwise provided by the Administrator, a Holder of a Stock Payment shall have no rights as a Company stockholder with respect to such Stock Payment until such time as the Stock Payment has vested and the Shares underlying the Award have been issued to the Holder. Stock Payments may but are not required to be made in lieu of base salary, bonus, fees or other cash compensation otherwise payable to such Eligible Individual.

8.3 Deferred Stock. The Administrator is authorized to grant Deferred Stock to any Eligible Individual. The number of shares of Deferred Stock shall be determined by the Administrator and may be based on one or more Performance Criteria or other specific criteria, including service to the Company or any Subsidiary, as the Administrator determines, in each case on a specified date or dates or over any period or periods determined by the Administrator. Common Stock underlying a Deferred Stock award will not be issued until the Deferred Stock award has vested, pursuant to a vesting schedule or other conditions or criteria set by the Administrator. Unless otherwise provided by the Administrator, a Holder of Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the Award has vested and the Common Stock underlying the Award has been issued to the Holder.

8.4 Restricted Stock Units. The Administrator is authorized to grant Restricted Stock Units to any Eligible Individual. The number and terms and conditions of Restricted Stock Units shall be determined by the Administrator. The Administrator shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate, including conditions based on one or more Performance Criteria or other specific criteria, including service to the Company or any Subsidiary, in each case on a specified date or dates or over any period or periods, as the Administrator determines. The Administrator shall specify, or permit the Holder to elect, the conditions and dates upon which the Shares underlying the Restricted Stock Units which shall be issued, which dates shall not be earlier than the date as of which the Restricted Stock Units vest and become nonforfeitable and which conditions and dates shall be subject to compliance with Section 409A of the Code. On the distribution dates, the Company shall issue to the Holder one unrestricted, fully transferable share of Common Stock for each vested and nonforfeitable Restricted Stock Unit.

8.5 Term. The term (if any) of a Dividend Equivalent award, Deferred Stock award, Stock Payment award and/or Restricted Stock Unit award shall be set by the Administrator in its sole discretion.

8.6 Exercise or Purchase Price. The Administrator may establish the exercise or purchase price (if any) of a shares of Deferred Stock, shares distributed as a Stock Payment award or shares distributed pursuant to a Restricted Stock Unit award.

8.7 Exercise upon Termination of Service. A Dividend Equivalent award, Deferred Stock award, Stock Payment award and/or Restricted Stock Unit award is exercisable or distributable only while the Holder is an

Appendix D (continued)

Employee, Director or Consultant, as applicable. The Administrator, however, in its sole discretion may provide that the Dividend Equivalent award, Deferred Stock award, Stock Payment award and/or Restricted Stock Unit award may be exercised or distributed subsequent to a Termination of Service in certain events, including a Change in Control, the Holder’s death, retirement or disability or any other specified Termination of Service.

ARTICLE 9.

AWARD OF STOCK APPRECIATION RIGHTS

9.1 Grant of Stock Appreciation Rights. A Stock Appreciation Right may be granted: (a) in connection and simultaneously with the grant of an Option, or (b) independent of an Option. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with the Plan as the Administrator shall impose; provided, that the term of any Stock Appreciation Right shall not exceed ten (10) years. Notwithstanding the foregoing, to the extent permitted by and in accordance with Treasury Regulation Section 1.409A-1(b)(5)(v)(C)(1), the Administrator may extend the maximum term of a Stock Appreciation Right as may be necessary to allow for the exercise of such Stock Appreciation Right for up to thirty (30) days following a period during which the exercise would have violated an applicable federal, state, local or foreign law.

9.2 Coupled Stock Appreciation Rights.

(a) A Coupled Stock Appreciation Right (“CSAR”) shall be related to a particular Option and shall be exercisable only when and to the extent the related Option is exercisable.

(b) A CSAR may be granted to the Holder for no more than the number of shares subject to the simultaneously granted Option to which it is coupled.

(c) A CSAR shall entitle the Holder (or other person entitled to exercise the Option pursuant to the Plan) to surrender to the Company unexercised a portion of the Option to which the CSAR relates (to the extent then exercisable pursuant to its terms) and to receive from the Company in exchange therefor an amount determined by multiplying (i) the difference obtained by subtracting the exercise price per share of the CSAR from (ii) the Fair Market Value of a share of Common Stock on the date of exercise of the CSAR by the number of Shares with respect to which the CSAR shall have been exercised, subject to any limitations the Administrator may impose.

9.3 Independent Stock Appreciation Rights.

(a) An Independent Stock Appreciation Right (“ISAR”) shall be unrelated to any Option and shall have a term set by the Administrator in its sole discretion, which term shall not be more than ten years following the date of grant of the ISAR. An ISAR shall be exercisable in such installments as the Administrator may determine. An ISAR shall cover such number of Shares as the Administrator may determine. The exercise price per share of Common Stock subject to each ISAR shall be set by the Administrator, but shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the ISAR is granted. An ISAR is exercisable only while the Holder is an Employee, Non-Employee Director or Consultant; provided, that the Administrator may determine that the ISAR may be exercised subsequent to Termination of Service or following a Change in Control, or because of the Holder’s retirement, death or disability, or termination without cause, or otherwise to the extent not inconsistent with the terms of any employment agreement or other commitments made by the Company.

(b) An ISAR shall entitle the Holder (or other person entitled to exercise the ISAR pursuant to the Plan) to exercise all or a specified portion of the ISAR (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying (i) the difference obtained by subtracting the exercise price per share of the ISAR from the Fair Market Value of a share of Common Stock on the date of exercise of the ISAR by (ii) the number of Shares with respect to which the ISAR shall have been exercised, subject to any limitations the Administrator may impose.

Appendix D (continued)

9.4 Payment. Payment of the amounts determined under Section 9.2(c) and 9.3(b) above shall be in cash, Shares (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised), or a combination of both, as determined by the Administrator.

ARTICLE 10.

ADDITIONAL TERMS OF AWARDS

10.1 Payment. The Administrator shall determine the methods by which payments by any Holder with respect to any Awards granted under the Plan shall be made, including, without limitation: (a) cash or check, (b) Shares (including, in the case of payment of the exercise price of an Award, Shares issuable pursuant to the exercise of the Award) or Shares held for such period of time as may be required by the Administrator in order to avoid adverse accounting consequences, in each case, having a Fair Market Value on the date of delivery equal to the aggregate payments required, (c) delivery of a notice that the Holder has placed a market sell order with a broker with respect to Shares then issuable upon exercise or vesting of an Award, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the aggregate payments required, provided, that payment of such proceeds is then made to the Company upon settlement of such sale, or (d) other property acceptable to the Administrator. The Administrator shall also determine the methods by which Shares shall be delivered or deemed to be delivered to Holders. Notwithstanding any other provision of the Plan to the contrary, no Holder who is a Director or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to make payment with respect to any Awards granted under the Plan, or continue any extension of credit with respect to such payment with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.

10.2 Tax Withholding. The Company or any Subsidiary shall have the authority and the right to deduct or withhold, or require a Holder to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Holder’s FICA or employment tax obligation) required by law to be withheld with respect to any taxable event concerning a Holder arising as a result of the Plan. The Administrator may in its sole discretion and in satisfaction of the foregoing requirement or in satisfaction of any additional tax withholding, cause the Company to, or allow a Holder to elect to have the Company, withhold Shares otherwise issuable under an Award (or allow the surrender of Shares). The number of Shares which may be so withheld or surrendered shall be limited to the number of shares which have a Fair Market Value on the date of withholding or repurchase no greater than the aggregate amount of such liabilities based on the maximum individual statutory withholding rates for the applicable jurisdiction. The Administrator shall determine the fair market value of the Common Stock, consistent with applicable provisions of the Code or other applicable law, for tax withholding obligations due in connection with a broker-assisted cashless Option or Stock Appreciation Right exercise involving the sale of shares to pay the Option or Stock Appreciation Right exercise price or any tax withholding obligation.

10.3 Transferability of Awards.

(a) Except as otherwise provided in Section 10.3(b):

(i) No Award under the Plan may be sold, pledged, assigned or transferred in any manner other than: (A) by will or the laws of descent and distribution, (B) subject to the consent of the Administrator, pursuant to a DRO, unless and until such Award has been exercised, (C) to an inter vivos trust with respect to which the Holder is treated as the owner under Sections 671 through 677 of the Code (except to the extent that Section 16 of the Exchange Act limits a Holder’s right to make such transfers) or (D) the Shares underlying such Award have been issued, and all restrictions applicable to such Shares have lapsed;

(ii) No Award or interest or right therein shall be liable for the debts, contracts or engagements of the Holder or the Holder’s successors in interest or shall be subject to disposition by transfer,

Appendix D (continued)

alienation, anticipation, pledge, hypothecation, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by Section 10.3(a)(i); and

(iii) During the lifetime of the Holder, only the Holder may exercise an Award (or any portion thereof) granted to the Holder under the Plan, unless it has been disposed of pursuant to a DRO; after the death of the Holder, any exercisable portion of an Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Award Agreement, be exercised by the Holder’s personal representative or by any person empowered to do so under the deceased Holder’s will or under the then applicable laws of descent and distribution.

(b) Notwithstanding Section 10.3(a), the Administrator, in its sole discretion, may determine to permit a Holder to transfer an Award other than an Incentive Stock Option to any one or more Permitted Transferees (as defined below), subject to the following terms and conditions: (i) an Award transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than by will or the laws of descent and distribution; (ii) an Award which is transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Award as applicable to the original Holder (other than the ability to further transfer the Award); and (iii) the Holder and the Permitted Transferee shall execute any and all documents requested by the Administrator, including, without limitation documents to (A) confirm the status of the transferee as a Permitted Transferee, (B) satisfy any requirements for an exemption for the transfer under applicable federal, state and foreign securities laws and (C) evidence the transfer. For purposes of this Section 10.3(b), “Permitted Transferee” shall mean, with respect to a Holder, any “family member” of the Holder, as defined in the instructions to Form S-8 under the Securities Act, or to trusts or partnerships for such family members.

(c) Notwithstanding Section 10.3(a), a Holder may, in the manner determined and to the extent permitted by the Administrator, designate a beneficiary to exercise the rights of the Holder and to receive any distribution with respect to any Award upon the Holder’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Holder, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Administrator. If the Holder is married and resides in a community property state, a designation of a person other than the Holder’s spouse as his or her beneficiary with respect to more than 50% of the Holder’s interest in the Award shall not be effective without the prior written consent of the Holder’s spouse. If no beneficiary has been designated or survives the Holder, payment shall be made to the person entitled thereto pursuant to the Holder’s will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Holder at any time provided the change or revocation is filed with the Administrator.

10.4 Conditions to Issuance of Shares.

(a) Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates or make any book entries evidencing Shares pursuant to the exercise of any Award, unless and until the Board has determined, with advice of counsel, that the issuance of such Shares is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the Shares are listed or traded, and the Shares are covered by an effective registration statement or applicable exemption from registration. In addition to the terms and conditions provided herein, the Board or the Committee may require that a Holder make such reasonable covenants, agreements, and representations as the Board, in their sole discretion, deems advisable in order to comply with any such laws, regulations, or requirements.

Appendix D (continued)

(b) All Common Stock certificates delivered pursuant to the Plan and all Shares issued pursuant to book entry procedures are subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state, or foreign securities or other laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Common Stock is listed, quoted, or traded. The Administrator may place legends on any Common Stock certificate or book entry to reference restrictions applicable to the Common Stock.

(c) The Administrator shall have the right to require any Holder to comply with any timing or other restrictions with respect to the settlement, distribution or exercise of any Award, including a window-period limitation, as may be imposed in the sole discretion of the Administrator.

(d) Unless otherwise determined by the Administrator, no fractional Shares shall be issued and the Administrator shall determine, in its sole discretion, whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding down.

(e) Notwithstanding any other provision of the Plan, unless otherwise determined by the Administrator or required by any applicable law, rule or regulation, the Company shall not deliver to any Holder certificates evidencing Shares issued in connection with any Award and instead such Shares shall be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator).

10.5 Forfeiture and Claw-Back Provisions. Pursuant to its general authority to determine the terms and conditions applicable to Awards under the Plan, the Administrator shall have the right to provide, in an Award Agreement or otherwise, or to require a Holder to agree by separate written or electronic instrument, that:

(a) (i) any proceeds, gains or other economic benefit actually or constructively received by the Holder upon any receipt or exercise of the Award, or upon the receipt or resale of any Common Stock underlying the Award, must be paid to the Company, and (ii) the Award shall terminate and any unexercised portion of the Award (whether or not vested) shall be forfeited, if (x) a Termination of Service occurs prior to a specified date, or within a specified time period following receipt or exercise of the Award, or (y) the Holder at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Administrator or (z) the Holder incurs a Termination of Service for “cause” (as such term is defined in the sole discretion of the Administrator, or as set forth in a written agreement relating to such Award between the Company and the Holder); and

(b) All Awards (including any proceeds, gains or other economic benefit actually or constructively received by the Holder upon any receipt or exercise of any Award or upon the receipt or resale of any Shares underlying the Award) shall be subject to the provisions of any claw-back policy implemented by the Company, including, without limitation, any claw-back policy adopted to comply with the requirements of applicable law, including without limitation the Company’s Compensation Recoupment (Clawback) Policy, to the extent set forth in such claw-back policy and/or in the applicable Award Agreement.

10.6 Prohibition on Repricing. Subject to Section 12.2, the Administrator shall not, without the approval of the stockholders of the Company, (a) authorize the amendment of any outstanding Option or Stock Appreciation Right to reduce its price per share, or (b) cancel any Option or Stock Appreciation Right in exchange for cash or another Award when the Option or Stock Appreciation Right price per share exceeds the Fair Market Value of the underlying Shares. Furthermore, for purposes of this Section 10.6, except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the terms of outstanding Awards may not be amended to reduce the exercise price per share of outstanding Options or Stock Appreciation Rights or cancel outstanding Options or Stock Appreciation Rights in exchange for Options or Stock Appreciation Rights with an exercise price per share that is less than the exercise price per share of the original Options or Stock Appreciation Rights without the approval of the stockholders of the Company.

Appendix D (continued)

ARTICLE 11.

ADMINISTRATION

11.1 Administrator. The Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under the Plan) shall administer the Plan (except as otherwise permitted herein) and shall consist solely of two or more Non-Employee Directors appointed by and holding office at the pleasure of the Board, each of whom is intended to qualify as both a “non-employee director” as defined by Rule 16b-3 of the Exchange Act or any successor rule and an “independent director” under the rules of the New York Stock Exchange (or other securities exchange or automated quotation system on which Shares are listed, quoted or traded); provided, that any action taken by the Committee shall be valid and effective, whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 11.l or otherwise provided in any charter of the Committee. Except as may otherwise be provided in any charter of the Committee, appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may only be filled by the Board. Notwithstanding the foregoing, (a) the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Awards granted to Non-Employee Directors and, with respect to such Awards, the terms “Administrator” and “Committee” as used in the Plan shall be deemed to refer to the Board, and (b) the Board or Committee may delegate its authority hereunder to the extent permitted by Section 11.6.

11.2 Duties and Powers of Committee. It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and the Award Agreement, and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith, to interpret, amend or revoke any such rules and to amend any Award Agreement provided that the rights or obligations of the holder of the Award that is the subject of any such Award Agreement are not materially and adversely affected by such amendment, unless the consent of the Holder is obtained or such amendment is otherwise permitted under Section 10.5 or Section 12.10. Any such grant or award under the Plan need not be the same with respect to each Holder. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 under the Exchange Act or any successor rule, or any regulations or rules issued thereunder, or the rules of the New York Stock Exchange or any securities exchange or automated quotation system on which the Shares are listed, quoted or traded are required to be determined in the sole discretion of the Committee.

11.3 Action by the Committee. Unless otherwise established by the Board or in any charter of the Committee, a majority of the Committee shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by all members of the Committee in lieu of a meeting, shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Subsidiary, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

11.4 Authority of Administrator. Subject to any specific designation in the Plan, the Administrator has the exclusive power, authority and sole discretion to:

(a) Designate Eligible Individuals to receive Awards;

(b) Determine the type or types of Awards to be granted to each Holder;

(c) Determine the number of Awards to be granted and the number of Shares to which an Award will relate;

Appendix D (continued)

(d) Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, purchase price, any Performance Criteria, any restrictions or limitations on the Award, any schedule for vesting, lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, and any provisions related to non-competition and recapture of gain on an Award, based in each case on such considerations as the Administrator in its sole discretion determines;

(e) Determine whether, to what extent, and pursuant to what circumstances an Award may be settled in, or the exercise price of an Award may be paid in cash, Common Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

(f) Prescribe the form of each Award Agreement, which need not be identical for each Holder;

(g) Decide all other matters that must be determined in connection with an Award;

(h) Establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

(i) Interpret the terms of, and any matter arising pursuant to, the Plan or any Award Agreement;

(j) Make all other decisions and determinations that may be required pursuant to the Plan or as the Administrator deems necessary or advisable to administer the Plan; and

(k) Accelerate wholly or partially the vesting or lapse of restrictions of any Award or portion thereof at any time after the grant of an Award, subject to whatever terms and conditions it selects and Section 3.4 and Section 12.2.

11.5 Decisions Binding. The Administrator’s interpretation of the Plan, any Awards granted pursuant to the Plan, any Award Agreement and all decisions and determinations by the Administrator with respect to the Plan are final, binding, and conclusive on all parties.

11.6 Delegation of Authority. To the extent permitted by applicable law, the Board or Committee may from time to time delegate to a committee of one or more members of the Board or one or more officers of the Company or to any other person or body the authority to grant or amend Awards or to take any other administrative actions pursuant to this Article 11; provided, however, that in no event shall the Board or Committee delegate the authority to grant awards to, or amend awards held by individuals who are subject to Section 16 of the Exchange Act, and in no event will any individual who is delegated authority hereunder have authority to grant or amend an Award to, or held by, himself or herself; provided further, that any delegation of administrative authority shall only be permitted to the extent it is permissible under applicable law. Any delegation hereunder shall be subject to the restrictions and limits that the Board or Committee specifies at the time of such delegation, and the Board may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 11.6 shall serve in such capacity at the pleasure of the Board and the Committee, as applicable, and the Board or the Committee may abolish any committee at any time and/or re-vest in itself any previously delegated authority.

ARTICLE 12.

MISCELLANEOUS PROVISIONS

12.1 Amendment, Suspension or Termination of the Plan. Except as otherwise provided in this Section 12.1, the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board of Directors or the Committee. However, without approval of the Company’s stockholders given within twelve (12) months before or after the action by the Administrator, no action of the Administrator may, except as provided in Section 12.2, (i) increase the limits imposed in Section 3.1 on the maximum number of Shares which may be issued under the Plan, increase the Award Limit or increase the Director Limit, (ii) decrease the exercise price of any outstanding Option or Stock Appreciation

Appendix D (continued)

Right granted under the Plan, or (iii) take any action prohibited under Section 10.6. Except as provided in Section 10.5 and Section 12.10, no amendment, suspension or termination of the Plan shall, without the consent of the Holder, materially impair any rights or obligations under any Award theretofore granted or awarded, unless the Award itself otherwise expressly so provides or unless the Administrator determines that such action is necessary or advisable to comply with applicable laws. No Awards may be granted or awarded during any period of suspension or after termination of the Plan, and in no event may any Award be granted under the Plan after the tenth (10th) anniversary of the Effective Date (the “Expiration Date”); provided, however, that in no event may an Incentive Stock Option be granted after the tenth (10th) anniversary of the Board Approval Date. Any Awards that are outstanding on the Expiration Date shall remain in force according to the terms of the Plan and the applicable Award Agreement.

12.2 Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events.

(a) In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of the Company’s stock or the share price of the Company’s stock other than an Equity Restructuring, the Administrator shall make equitable adjustments, if any, to reflect such change with respect to (i) the aggregate number and kind of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Sections 3.1 and 3.3 on the maximum number and kind of shares which may be issued under the Plan, adjustments of the Award Limit or Director Limit, and adjustments of the manner in which shares subject to Full Value Awards will be counted); (ii) the number and kind of Shares (or other securities or property) subject to outstanding Awards; (iii) the number and kind of Shares (or other securities or property) for which automatic grants are subsequently to be made to new and continuing Non-Employee Directors pursuant to Section 4.6; (iv) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and (iv) the grant or exercise price per share for any outstanding Awards under the Plan.

(b) In the event of any transaction or event described in Section 12.2(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations or accounting principles, the Administrator, in its sole discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Holder’s request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles.

(i) To provide for either (A) termination of any such Award in exchange for an amount of cash, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Holder’s rights (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction or event described in this Section 12.2 the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Holder’s rights, then such Award may be terminated by the Company without payment) or (B) the replacement of such Award with other rights or property selected by the Administrator in its sole discretion having an aggregate value not exceeding the amount that could have been attained upon the exercise of such Award or realization of the Holder’s rights had such Award been currently exercisable or payable or fully vested;

(ii) To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

Appendix D (continued)

(iii) To make adjustments in the number and type of shares of the Company’s stock (or other securities or property) subject to outstanding Awards and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Awards and Awards which may be granted in the future;

(iv) To provide that such Award shall be exercisable or payable or fully vested with respect to all Shares covered thereby, notwithstanding anything to the contrary in the Plan or the applicable Award Agreement; and

(v) To provide that the Award cannot vest, be exercised or become payable after such event.

(c) In connection with the occurrence of any Equity Restructuring, and notwithstanding anything to the contrary in Sections 12.2(a) and 12.2(b):

(i) The number and type of securities subject to each outstanding Award and the exercise price or grant price thereof, if applicable, shall be equitably adjusted. The adjustments provided under this Section 12.2(c) shall be nondiscretionary and shall be final and binding on the affected Holder and the Company.

(d) The Administrator shall make such equitable adjustments, if any, as the Administrator in its sole discretion may deem appropriate to reflect such Equity Restructuring with respect to the aggregate number and kind of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Section 3.1 on the maximum number and kind of shares which may be issued under the Plan, adjustments of the Award Limit or Director Limit, and adjustments of the manner in which shares subject to Full Value Awards will be counted).

(e) Notwithstanding any other provision of the Plan, in the event of a Change in Control, each outstanding Award shall continue in effect or be assumed or an equivalent Award substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Award, the Administrator may cause any or all of such Awards to become fully exercisable immediately prior to the consummation of such transaction and all forfeiture restrictions on any or all of such Awards to lapse. If an Award is exercisable in lieu of assumption or substitution in the event of a Change in Control, the Administrator shall notify the Holder that the Award shall be fully exercisable for a period of fifteen (15) days from the date of such notice (or such other period of time as determined by the Administrator in its sole discretion) contingent on the occurrence of the Change in Control, and the Award shall terminate on the Change in Control. For the purposes of this Section 12.2(c), an Award shall be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each share of Common Stock subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) received in the Change in Control by holders of Common Stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the Change in Control was not solely common stock of the successor corporation or its parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Award, for each share of Common Stock subject to an Award, to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.

(f) The Administrator may, in its sole discretion, include such further provisions and limitations in any Award, agreement or certificate or book entry evidencing shares, as it may deem equitable and in the best interests of the Company that are not inconsistent with the provisions of the Plan.

(g) No adjustment or action described in this Section 12.2 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code. Furthermore, no such adjustment or action shall be authorized to the

Appendix D (continued)

extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Administrator determines that the Award is not to comply with such exemptive conditions.

(h) The existence of the Plan, the Award Agreement and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

(i) No action shall be taken under this Section 12.2 which shall cause an Award to fail to comply with Section 409A of the Code, to the extent applicable to such Award.

(j) In the event of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the Shares or the share price of the Common Stock including any Equity Restructuring, for reasons of administrative convenience, the Company in its sole discretion may refuse to permit the exercise of any Award during a period of 30 days prior to the consummation of any such transaction.

12.3 Approval of Plan by Stockholders. The Plan (as amended and restated) will be submitted for the approval of the Company’s stockholders within twelve (12) months after the date of the Board’s initial adoption of the Plan (as amended and restated). Awards may be granted or awarded under the Plan (as amended and restated) and subject to the terms and conditions of the First Amended Plan following the Board’s adoption of the Plan (as amended and restated) unless and until the Plan (as amended and restated) receives stockholder approval. Awards granted from and after stockholder approval of the Plan (as amended and restated) will be subject to the terms and conditions of the Plan (as amended and restated). If the Plan (as amended and restated) is not approved by stockholders within twelve (12) months after its adoption by the Board, then the First Amended Plan shall continue on its existing terms and conditions and the Plan (as amended and restated) shall be of no force or effect.

12.4 No Stockholders Rights. Except as otherwise provided herein, a Holder shall have none of the rights of a stockholder with respect to Shares covered by any Award until the Holder becomes the record owner of such Shares.

12.5 Paperless Administration. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Holder may be permitted through the use of such an automated system.

12.6 Effect of Plan upon Other Compensation Plans. Except as set forth in Section 12.3, the adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in the Plan shall be construed to limit the right of the Company or any Subsidiary: (a) to establish any other forms of incentives or compensation for Employees, Directors or Consultants of the Company or any Subsidiary, or (b) to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including without limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

12.7 Compliance with Laws. The Plan, the granting and vesting of Awards under the Plan and the issuance and delivery of Shares and the payment of money under the Plan or under Awards granted or awarded hereunder

Appendix D (continued)

are subject to compliance with all applicable federal, state, local and foreign laws, rules and regulations (including but not limited to state, federal and foreign securities law and margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

12.8 Titles and Headings, References to Sections of the Code and the Exchange Act. The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control. References to sections of the Code and the Exchange Act shall include any amendment or successor thereto.

12.9 Governing Law. The Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof.

12.10 Section 409A. To the extent that the Administrator determines that any Award granted under the Plan is subject to Section 409A of the Code (“Section 409A”), the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A. In that regard, to the extent any Award is subject to Section 409A and such Award is payable on account of a Holder’s Termination of Service, then (i) such Award shall be paid only to the extent such termination of service qualifies as a “separation from service” as defined in Section 409A, and (b) if such Award is payable to a “specified employee” as defined in Section 409A then, to the extent required in order to avoid a prohibited distribution under Section 409A, such Award shall not be paid until the date that is six (6) months and one day after such “separation from service” (or such other Section 409A-compliant date provided under the terms of the applicable Award Agreement), except to the extent that earlier distribution would not result in such Holder’s incurring interest or additional tax under Section 409A. To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Section 409A. Notwithstanding any provision of the Plan to the contrary, in the event that the Administrator determines that any Award may be subject to Section 409A, the Administrator may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (a) exempt the Award from Section 409A and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A and thereby avoid the application of any penalty taxes under such Section. The Company makes no representations or warranties as to the tax treatment of any Award under Section 409A or otherwise. The Company shall have no obligation under this Section 12.10 or otherwise to take any action (whether or not described herein) to avoid the imposition of taxes, penalties or interest under Section 409A with respect to any Award and neither the Administrator, the Company nor any of the Company’s employees, director or representatives shall have any liability to any Holder with respect to this Section 12.10.

12.11 No Rights to Awards. No Eligible Individual or other person shall have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Administrator is obligated to treat Eligible Individuals, Holders or any other persons uniformly.

12.12 Unfunded Status of Awards. The Plan is intended to be an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Holder pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Holder any rights that are greater than those of a general creditor of the Company or any Subsidiary.

12.13 Indemnification. To the extent allowable pursuant to applicable law, each member of the Committee or of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any

Appendix D (continued)

claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

12.14 Fractional Share Interests. Awards over Fractional Share Interests may be granted and Fractional Share Interests may be allocated to a Holder’s account under the Plan through an arrangement facilitated by the Company’s designated broker if and to the extent determined by the Administrator. Without limiting the foregoing, the Administrator may authorize the allocation of Fractional Share Interests in connection with the withholding or sale of shares of Common Stock to satisfy any tax withholding obligations pursuant to Section 10.2 and/or the payment of the exercise price of an Option pursuant to Section 6.2(d). To the extent the Administrator has determined that Fractional Share Interests may be granted and/or allocated to a Holder’s account, the Administrator shall specify in the Award Agreement or such other Plan-related documentation any rights the Holder shall have as a stockholder with respect to shares of Common Stock underlying the Fractional Share Interests. Further, to the extent the Administrator has determined that Fractional Share Interests may be granted and/or allocated to a Holder’s account, references in the Plan to shares of Common Stock shall include Fractional Share Interests when used in the context of shares underlying Awards or issuable pursuant to Awards, unless otherwise expressly provided or otherwise suggested by the context. Notwithstanding the foregoing or anything to the contrary in the Plan, no fractional shares of Common Stock shall be issued by the Company (whether in certificate or book entry form) in connection with any Fractional Share Interests. Any such Fractional Share Interests, as facilitated by the Company’s designated broker, may be recorded in the books of such designated broker for purposes of providing holders of Fractional Share Interests with such rights of stockholders with respect to shares of Common Stock as may be specified in the Award Agreement or other Plan-related documentation.

12.15 Relationship to other Benefits. No payment pursuant to the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

12.16 Expenses. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

* * * * *

I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of Teledyne Technologies Incorporated on January 20, 2026.

* * * * *

I hereby certify that the foregoing Plan was approved by the stockholders of Teledyne Technologies Incorporated on April 22, 2026.

Executed on this 22nd day of April, 2026.

Corporate Secretary

TELEDYNE TECHNOLOGIES Everywhereyoulook™ Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. Online Go to www.envisionreports.com/tdy or scan the QR code — login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/tdy c ) Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. Online Go to www.envisionreports.com/tdy or scan the QR code — login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/tdy c ) Using a black ink pen, mark your votes with an X as shown in this example. [K] Please do not write outside the designated areas. 2026 Annual Meeting Proxy Card qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q A -----------------~ Proposals — The Board of Directors recommends a vote FOR all nominees and FOR Proposals 2, 3, 4 and 5. 1. Election of directors: + For Against Abstain For Against Abstain 01 - Michelle A. Kumbier 02 - Robert A. Malone 2. Ratification of the appointment of Deloitte & Touche LLP as the For Against Abstain 3. Approval of a non-binding advisory resolution on the Company’s For Against Abstain Company’s independent registered public accounting firm for executive compensation (“say on pay”) fiscal year 2026 4. Approval of an amendment and restatement of the Company’s For Against Abstain 5. Approval of Amended and Restated Teledyne Technologies For Against Abstain Restated Certificate of Incorporation to adopt a stockholder Incorporated 2014 Incentive Award Plan right to call special meetings of stockholders NOTE: SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF. B ------------------- Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date _;_; (mm/dd/yyyy) — Please print date __ below. ISignature _I ___ 1 — Please keep signature within the box. ISignature _I __ 2 — Please keep signature within the box. _ 1 PCF + 048G8C

The 2026 Annual Meeting of Stockholders of Teledyne Technologies Incorporated will be held virtually on April 22, 2026 at 9:15 a.m. Pacific Time, virtually via the Internet at https://meetnow.global/MVLG54L. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders. The Proxy Statement and the 2025 Annual Report to Stockholders are available at: www.envisionreports.com/tdy Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/tdy q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q ----------+Proxy Teledyne Technologies Incorporated Notice of 2026 Annual Meeting of Stockholders Proxy Solicited by Board of Directors for Annual Meeting — April 22, 2026 The undersigned hereby appoints Stephen F. Blackwood, Melanie S. Cibik, S. Paul Sassalos and each of them, proxies and attorneys-in-fact, with power of substitution in each of them, to vote for and on behalf of the undersigned at the Annual Meeting of Stockholders of Teledyne Technologies Incorporated to be held on April 22, 2026, and at any adjournments thereof, upon matters properly coming before the meeting, as set forth in the Notice of Meeting and Proxy Statement, both of which have been received by the undersigned, and upon all such other matters that may properly be brought before the meeting, as to which the undersigned hereby confers discretionary authority to vote upon said proxies. Without otherwise limiting the general authorization given hereby, said proxies and attorneys-in-fact are instructed to vote as follows: Shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the Board of Directors and FOR items 2, 3, 4 and 5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof. (Items to be voted appear on reverse side) (C)-----------Non Voting Items Change of Address — Please print new address below. Comments — Please print your comments below. Meeting Attendance Mark box to the right if you plan to attend the II Annual Meeting. +

TELEDYNE TECHNOLOGIES Every where you look Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. 2026 Annual Meeting Proxy Card qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q A Proposals — The Board of Directors recommends a vote FOR all nominees and FOR Proposals 2, 3, 4 and 5. 1. Election of directors: For Against Abstain For Against Abstain 01 - Michelle A. Kumbier 02 - Robert A. Malone 2. Ratification of the appointment of Deloitte & Touche LLP as the For Against Abstain 3. Approval of a non-binding advisory resolution on the Company’s For Against Abstain Company’s independent registered public accounting firm for executive compensation (“say on pay”) fiscal year 2026 4. Approval of an amendment and restatement of the Company’s For Against Abstain 5. Approval of Amended and Restated Teledyne Technologies For Against Abstain Restated Certificate of Incorporation to adopt a stockholder Incorporated 2014 Incentive Award Plan right to call special meetings of stockholders NOTE: SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF. B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. 1 UPX 048G9C

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders. The Proxy Statement and the 2025 Annual Report to Stockholders are available at: www.edocumentview.com/tdy qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Proxy - Teledyne Technologies Incorporated Notice of 2026 Annual Meeting of Stockholders Proxy Solicited by Board of Directors for Annual Meeting — April 22, 2026 The undersigned hereby appoints Stephen F. Blackwood, Melanie S. Cibik, S. Paul Sassalos and each of them, proxies and attorneys-in-fact, with power of substitution in each of them, to vote for and on behalf of the undersigned at the Annual Meeting of Stockholders of Teledyne Technologies Incorporated to be held on April 22, 2026, and at any adjournments thereof, upon matters properly coming before the meeting, as set forth in the Notice of Meeting and Proxy Statement, both of which have been received by the undersigned, and upon all such other matters that may properly be brought before the meeting, as to which the undersigned hereby confers discretionary authority to vote upon said proxies. Without otherwise limiting the general authorization given hereby, said proxies and attorneys-in-fact are instructed to vote as follows: Shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the Board of Directors and FOR items 2, 3, 4 and 5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof. (Items to be voted appear on reverse side)

Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. Online Go to www.envisionreports.com/tdy or scan the QR code — login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. 2026 Annual Meeting Proxy Card q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q A Proposals — The Board of Directors recommends a vote FOR all nominees and FOR Proposals 2, 3, 4 and 5. 1. Election of directors: For Against Abstain For Against Abstain 01 - Michelle A. Kumbier 02 - Robert A. Malone For Against Abstain For Against Abstain 2. Ratification of the appointment of Deloitte & Touche LLP as the 3. Approval of a non-binding advisory resolution on the Company’s Company’s independent registered public accounting firm for executive compensation (“say on pay”) fiscal year 2026 For Against Abstain For Against Abstain 4. Approval of an amendment and restatement of the Company’s 5. Approval of Amended and Restated Teledyne Technologies Restated Certificate of Incorporation to adopt a stockholder Incorporated 2014 Incentive Award Plan right to call special meetings of stockholders NOTE: SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF. B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. 1 PCF 048GBD

TELEDYNE TECHNOLOGIES INCORPORATED 401(k) PLAN As a Plan participant, you have the right to direct the Plan Trustee how to vote the shares of Teledyne Technologies Incorporated Common Stock that are allocated to your Plan account and shown on the attached voting instruction card. The Trustee will hold your instructions in complete confidence except as may be necessary to meet legal requirements. You may vote by telephone, by Internet or by completing, signing and returning the voting instruction card (below). A postage-paid return envelope is enclosed. The Trustee must receive your voting instructions by April 17, 2026. If the Trustee does not receive your instructions by April 17, 2026, your shares will not be voted. You will receive a separate set of proxy solicitation materials for any shares of Common Stock you own other than your Plan shares. Your non-plan shares must be voted separately from your Plan shares. The 2026 Annual Meeting of Stockholders of Teledyne Technologies Incorporated will be held virtually on April 22, 2026 at 9:15 a.m. Pacific Time, virtually via the Internet at https://meetnow.global/MVLG54L. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders. The Proxy Statement and the 2025 Annual Report to Stockholders are available at: www.envisionreports.com/tdy qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Proxy - Teledyne Technologies Incorporated VOTING INSTRUCTION CARD FOR 2026 ANNUAL MEETING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF TELEDYNE TECHNOLOGIES INCORPORATED TELEDYNE TECHNOLOGIES INCORPORATED 401(k) PLAN The undersigned hereby directs the Trustee of the above Plan to vote the full number of shares of Common Stock allocated to the account of the undersigned under the Plan at the Annual Meeting of Stockholders of Teledyne Technologies Incorporated on April 22, 2026, and at any adjournments thereof, upon the matters set forth on the reverse of this card and, in its discretion, upon such other matters as may properly come before the meeting. Shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the Board of Directors and FOR items 2, 3, 4 and 5. PLAN PARTICIPANTS MAY VOTE BY TOLL-FREE TELEPHONE OR INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE REVERSE SIDE. ALTERNATIVELY, PARTICIPANTS MAY VOTE BY COMPLETING, DATING AND SIGNING THIS CARD AND RETURNING IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. (Items to be voted appear on reverse side) C Non-Voting Items Change of Address — Please print new address below. Comments — Please print your comments below. Meeting Attendance Mark box to the right if you plan to attend the Annual Meeting.